Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 27 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
                   f/k/a PRINCIPAL SPECIAL MARKETS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH
  The Principal Financial Group      Jones & Blouch, L.L.P.
  Des Moines, Iowa 50392             Suite 405 West
                                     1025 Thomas Jefferson Street, N.W.
                                     Washington, DC 20007-0805


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      __X__   on March 1, 2003 pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:)

                 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                         PRINCIPAL INVESTORS FUND, INC.






 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



                 The date of this Prospectus is March 1, 2003.



As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................4

 Domestic Stocks - LargeCap Funds
  LargeCap S&P 500 Index Fund...........................................6

  LargeCap Value Fund...................................................8

  Partners LargeCap Blend Fund..........................................10

  Partners LargeCap Growth Fund I.......................................12

  Partners LargeCap Growth Fund II......................................14

  Partners LargeCap Value Fund..........................................16


 Domestic Stocks - MidCap Funds
  MidCap Blend Fund.....................................................18

  MidCap S&P 400 Index Fund.............................................20

  Partners MidCap Growth Fund...........................................22

  Partners MidCap Value Fund............................................24


 Domestic Stocks - SmallCap Funds
  Partners SmallCap Growth Fund I.......................................26

  Partners SmallCap Growth Fund II......................................28

  Partners SmallCap Value Fund I........................................30

  SmallCap Blend Fund...................................................32

  SmallCap S&P 600 Index Fund...........................................34

  SmallCap Value Fund...................................................36


 Fixed Income/Stable Funds
  Bond & Mortgage Securities Fund.......................................38

  Capital Preservation Fund.............................................40

  Government Securities Fund............................................44

  High Quality Intermediate-Term Bond Fund..............................46

  High Quality Long-Term Bond Fund......................................48

  High Quality Short-Term Bond Fund.....................................50

  Money Market Fund.....................................................52


 Balanced/Asset Allocation Funds
  Principal LifeTime Strategic Income Fund..............................54

  Principal LifeTime 2010 Fund..........................................56

  Principal LifeTime 2020 Fund..........................................60

  Principal LifeTime 2030 Fund..........................................64

  Principal LifeTime 2040 Fund..........................................68

  Principal LifeTime 2050 Fund..........................................72


 Real Estate Funds
  Real Estate Fund......................................................76


 International Stock Funds
  International Fund I ..................................................78

  International Fund II.................................................80

General Information

 The Costs of Investing................................................. 82

 Certain Investment Strategies and Related Risks........................ 83

 Management, Organization and Capital Structure......................... 88

 Pricing of Fund Shares................................................. 96

 Purchase of Fund Shares................................................ 97

 Redemption of Fund Shares.............................................. 97

 Exchange of Fund Shares................................................ 98

 Dividends and Distributions............................................ 98

 Fund Account Information............................................... 99

 Financial Highlights................................................... 100

Appendix A..............................................................161

Additional Information..................................................175

FUND DESCRIPTIONS



Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds. The Manager has selected a Sub-Advisor for the Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected.



The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Federated Investment Management Company ("Federated")
.. J.P.Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("Morgan Stanley")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Capital Real Estate Investors, LLC ("Principal Capital - REI")*
.. Principal Global Investors, LLC ("Principal")*
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal Management Corporation, Principal, Principal Capital - REI,
    Princor and Principal Life are members of the Principal Financial
    Group/(R)/.



EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

  * Principal Management Corporation and Principal Life are members of the Principal Financial Group/(R)/


In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Advisors Select Class's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DOMESTIC STOCKS - LARGECAP FUNDS


LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -12.58
2002    -22.89


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01 10.29%
                            LOWEST  Q3 '02  -17.48%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-22.89%; Advisors Preferred Class is -22.67%;
Select Class is -22.61%; and Preferred Class is -22.18%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -22.89              N/A             N/A            -18.28
 ADVISORS PREFERRED
 CLASS.................      -22.67              N/A             N/A            -18.14
 SELECT CLASS..........      -22.61              N/A             N/A            -17.99
 PREFERRED CLASS.......      -22.18              N/A             N/A            -17.72
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Blend Category.......       -22.02            -1.47            7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.15%      0.15%      0.15%       0.15%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   0.90%      0.72%      0.53%       0.41%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $92   $287  $498  $1,108
 ADVISORS PREFERRED CLASS                                                               74    230   401     894
 SELECT CLASS                                                                           54    170   296     665
 PREFERRED CLASS                                                                        42    132   230     518

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -7.80
2002    -13.56


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   6.65%
                            LOWEST  Q3 '02  -15.16%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-13.56%; Advisors Preferred Class is -13.32%;
Select Class is -13.25%; and Preferred Class is -13.14%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -13.56              N/A              N/A           -9.03
 ADVISORS PREFERRED
 CLASS.................      -13.32              N/A              N/A           -8.87
 SELECT CLASS..........      -13.25              N/A              N/A           -8.71
 PREFERRED CLASS.......      -13.14              N/A              N/A           -8.61
 Russell 1000 Value
 Index ................      -15.52             1.16            10.80
 Morningstar Large
 Value Category........      -18.92            -0.54             8.63
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.45%      0.45%      0.45%       0.45%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.20%      1.02%      0.83%       0.71%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $122  $381  $660  $1,455
 ADVISORS PREFERRED CLASS                                                               104   325   563   1,248
 SELECT CLASS                                                                            85   265   460   1,025
 PREFERRED CLASS                                                                         73   227   395     883

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -7.90
2002    -16.96


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  8.29%
                            LOWEST  Q3 '02  -15.62%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-16.96%; Advisors Preferred Class is -16.82%;
Select Class is -16.61%; and Preferred Class is -16.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -16.96              N/A             N/A            -11.30
 ADVISORS PREFERRED
 CLASS.................      -16.82              N/A             N/A            -11.12
 SELECT CLASS..........      -16.61              N/A             N/A            -11.02
 PREFERRED CLASS.......      -16.52              N/A             N/A            -10.92
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Blend Category.......       -22.02            -1.47            7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.75%      0.75%      0.75%       0.75%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS                                                               134   418   723   1,590
 SELECT CLASS                                                                           115   359   622   1,375
 PREFERRED CLASS                                                                        103   322   558   1,236

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Fund invests at least 80% of its assets in equity securities. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -15.07
2002    -28.41


                          The Fund's Advisors Select highest/lowest quarterly
                          returns during this time period were:
                           HIGHEST Q4 '01  12.73%
                           LOWEST  Q1 '01  -18.23%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-28.41%; Advisors Preferred Class is -27.10%;
Select Class is -28.06%; and Preferred Class is -27.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -28.41              N/A             N/A            -23.62
 ADVISORS PREFERRED
 CLASS.................      -27.10              N/A             N/A            -22.86
 SELECT CLASS..........      -28.06              N/A             N/A            -23.30
 PREFERRED CLASS.......      -27.87              N/A             N/A            -23.15
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Growth Category......       -27.73            -2.72            6.22
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.75%      0.75%      0.75%       0.75%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS                                                               134   418   723   1,590
 SELECT CLASS                                                                           115   359   622   1,375
 PREFERRED CLASS                                                                        103   322   558   1,236

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks for investment that it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


Using its extensive computer database, American Century tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This information is used to help American Century select or decide to continue to hold the stocks of companies it believes will be able to sustain accelerating growth, and to sell stocks of companies whose growth begins to slow down.


Under normal market conditions, American Century intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When it considers it prudent, American Century may invest Fund assets in non-leveraged futures and options. Non-leveraged means that the Fund may not invest in futures and options where it would be possible to lose more than the Fund invested. Futures and options can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -18.40
2002    -26.52


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST  Q4 '01  14.47%
                            LOWEST   Q1 '01  -19.72%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-26.52%; Advisors Preferred Class is -26.33%;
Select Class is -26.17%; and Preferred Class is -26.14%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -26.52              N/A             N/A            -24.15
 ADVISORS PREFERRED
 CLASS.................      -26.33              N/A             N/A            -23.97
 SELECT CLASS..........      -26.17              N/A             N/A            -23.84
 PREFERRED CLASS.......      -26.14              N/A             N/A            -23.78
 Russell 1000 Growth
 Index ................      -27.88            -3.84            6.70
 Morningstar Large
 Growth Category.......      -27.73            -2.72            6.22
  Index performance does not reflect deductions for fees,
  expenses or taxes.
  * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
  *Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    4.96
2002    -14.14


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '02  10.54%
                            LOWEST  Q3 '02  -18.62%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-14.14%; Advisors Preferred Class is -12.10%;
Select Class is -13.96%; and Preferred Class is -13.61%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -14.14              N/A              N/A           -2.70
 ADVISORS PREFERRED
 CLASS.................      -12.10              N/A              N/A           -1.50
 SELECT CLASS..........      -13.96              N/A              N/A           -2.40
 PREFERRED CLASS.......      -13.61              N/A              N/A           -2.24
 Russell 1000 Value
 Index ................      -15.52             1.16            10.80
 Morningstar Large
 Value Category.......       -18.92            -0.54             8.63
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.80%      0.80%      0.80%       0.80%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.55%      1.37%      1.18%       1.06%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $158  $490  $845  $1,845
 ADVISORS PREFERRED CLASS                                                               139   434   750   1,646
 SELECT CLASS                                                                           120   375   649   1,432
 PREFERRED CLASS                                                                        108   337   585   1,294

DOMESTIC STOCK - MIDCAP FUNDS


MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -3.93
2002    -9.07


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  9.23%
                            LOWEST  Q3 '01  -10.69%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-9.07%; Advisors Preferred Class is -8.91%;
Select Class is -8.75%; and Preferred Class is -8.63%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -9.07              N/A             N/A            -4.44
 ADVISORS PREFERRED
 CLASS.................       -8.91              N/A             N/A            -4.23
 SELECT CLASS..........       -8.75              N/A             N/A            -4.11
 PREFERRED CLASS.......       -8.63              N/A             N/A            -3.94
 Russell Midcap Index .      -16.19             2.19            9.91
 Morningstar Mid-Cap
 Blend Category.......       -17.08             2.75            9.79
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.65%      0.65%      0.65%       0.65%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.40%      1.22%      1.03%       0.91%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $143  $443  $766  $1,680
 ADVISORS PREFERRED CLASS                                                               124   387   670   1,477
 SELECT CLASS                                                                           105   328   569   1,259
 PREFERRED CLASS                                                                         93   290   504   1,120

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -1.53
2002    -15.84


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  17.52%
                            LOWEST  Q3 '02  -16.80%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-15.84%; Advisors Preferred Class is -15.71%;
Select Class is -15.53%; and Preferred Class is -15.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -15.84              N/A              N/A           -7.24
 ADVISORS PREFERRED
 CLASS.................      -15.71              N/A              N/A           -7.14
 SELECT CLASS..........      -15.53              N/A              N/A           -6.91
 PREFERRED CLASS.......      -15.44              N/A              N/A           -6.82
 S&P MidCap 400 Index .      -14.53             6.40            11.95
 Morningstar Mid-Cap
 Blend Category........      -17.08             2.75             9.79
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.15%      0.15%      0.15%       0.15%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   0.90%      0.72%      0.53%       0.41%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $92   $287  $498  $1,108
 ADVISORS PREFERRED CLASS                                                               74    230   401     894
 SELECT CLASS                                                                           54    170   296     665
 PREFERRED CLASS                                                                        42    132   230     518

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -28.04
2002    -32.58


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01 24.92%
                            LOWEST  Q3 '01 -31.51%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-32.58%; Advisors Preferred Class is -31.43%;
Select Class is -32.19%; and Preferred Class is -32.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -32.58              N/A             N/A            -31.02
 ADVISORS PREFERRED
 CLASS.................      -31.43              N/A             N/A            -30.40
 SELECT CLASS..........      -32.19              N/A             N/A            -30.72
 PREFERRED CLASS.......      -32.05              N/A             N/A            -30.66
 Russell Midcap Growth
 Index ................      -27.40            -1.82            6.70
 Morningstar Mid-Cap
 Growth Category.......      -27.53            -1.09            6.54
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -2.52
2002    -10.54


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  10.01%
                            LOWEST  Q3 '02  -14.54%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-10.54%; Advisors Preferred Class is -9.19%;
Select Class is -10.21%; and Preferred Class is -10.10%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -10.54              N/A              N/A           -3.53
 ADVISORS PREFERRED
 CLASS.................       -9.19              N/A              N/A           -2.79
 SELECT CLASS..........      -10.21              N/A              N/A           -3.18
 PREFERRED CLASS.......      -10.10              N/A              N/A           -3.08
 Russell Midcap Value
 Index ................       -9.65             2.95            11.05
 Morningstar Mid-Cap
 Value Category.......       -12.91             3.17            10.26
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    1.00%      1.00%      1.00%       1.00%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

DOMESTIC STOCKS - SMALLCAP FUNDS


PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Neuberger Berman, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may under perform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -14.43
2002    -40.98


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0126.89%
                            LOWEST Q3 '01-26.61%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-40.98%; Advisors Preferred Class is -40.82%;
Select Class is -40.79%; and Preferred Class is -40.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -40.98              N/A             N/A            -26.73
 ADVISORS PREFERRED
 CLASS.................      -40.82              N/A             N/A            -26.59
 SELECT CLASS..........      -40.79              N/A             N/A            -26.45
 PREFERRED CLASS.......      -40.33              N/A             N/A            -26.17
 Russell 2000 Growth
 Index ................      -30.25            -6.58            2.63
 Morningstar Small
 Growth Category.......      -28.42            -1.10            6.25
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.10%      1.10%      1.10%       1.10%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.85%      1.67%      1.48%       1.36%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3       5      10
 ADVISORS SELECT CLASS                                                                $188  $582  $1,001  $2,169
 ADVISORS PREFERRED CLASS                                                              170   526     907   1,976
 SELECT CLASS                                                                          151   468     808   1,768
 PREFERRED CLASS                                                                       138   431     745   1,635

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Fund' s Sub-Advisor on November 1, 2002. The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -20.88
2002    -25.71


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  29.65%
                            LOWEST  Q3 '01  -31.33%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-25.71%; Advisors Preferred Class is -25.14%;
Select Class is -25.20%; and Preferred Class is -24.90%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SELECT CLASS.                 -25.71                                   N/A                       N/A
 ADVISORS PREFERRED
 CLASS.................                 -25.14                                   N/A                       N/A
 SELECT CLASS..........                 -25.20                                   N/A                       N/A
 PREFERRED CLASS.......                 -24.90                                   N/A                       N/A
 S&P SmallCap 600/Barra
 Growth Index..........                 -15.36                                  0.57                       N/A
 Russell 2000 Growth
 Index/(1)/ ...........                 -30.25                                 -6.58                      2.63
 Morningstar Small
 Growth Category.......                 -28.42                                 -1.10                      6.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
                           LIFE OF FUND*
 ADVISORS SELECT CLASS.       -27.36
 ADVISORS PREFERRED           -27.04
 CLASS.................
 SELECT CLASS..........       -26.98
 PREFERRED CLASS.......       -26.79
 S&P SmallCap 600/Barra
 Growth Index..........
 Russell 2000 Growth
 Index/(1)/ ...........
 Morningstar Small
 Growth Category.......
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

PARTNERS SMALLCAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Fund's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Fund will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Fund.


Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Fund is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   1.00%      1.00%    1.00%      1.00%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.66
2002    -17.51


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  18.03%
                            LOWEST  Q3 '02  -16.16%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-17.51%; Advisors Preferred Class is -17.57%;
Select Class is -17.57%; and Preferred Class is -17.15%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -17.51              N/A             N/A            -3.35
 ADVISORS PREFERRED
 CLASS.................      -17.57              N/A             N/A            -3.24
 SELECT CLASS..........      -17.57              N/A             N/A            -3.20
 PREFERRED CLASS.......      -17.15              N/A             N/A            -2.90
 Russell 2000 Index ...      -20.48            -1.36            7.15
 Morningstar Small
 Blend Category........      -16.17             2.10            7.97
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.75%      0.75%      0.75%       0.75%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS                                                               134   418   723   1,590
 SELECT CLASS                                                                           115   359   622   1,375
 PREFERRED CLASS                                                                        103   322   558   1,236

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    5.64
2002    -15.60


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  20.39%
                            LOWEST  Q3 '02  -18.81%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-15.60%; Advisors Preferred Class is -15.31%;
Select Class is -15.17%; and Preferred Class is -15.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -15.60              N/A             N/A            -2.29
 ADVISORS PREFERRED
 CLASS.................      -15.31              N/A             N/A            -2.04
 SELECT CLASS..........      -15.17              N/A             N/A            -1.88
 PREFERRED CLASS.......      -15.08              N/A             N/A            -1.81
 S&P SmallCap 600 Index      -14.63             2.43            9.70
 Morningstar Small
 Blend Category.......       -16.17             2.10            7.97
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.15%      0.15%      0.15%       0.15%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   0.90%      0.72%      0.53%       0.41%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $92   $287  $498  $1,108
 ADVISORS PREFERRED CLASS                                                               74    230   401     894
 SELECT CLASS                                                                           54    170   296     665
 PREFERRED CLASS                                                                        42    132   230     518

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund specializes in stocks of small-sized companies that are undervalued at the time of purchase. These stocks are often characterized by below-average stock price/earnings ratios and above-average dividend yields. The Sub-Advisor, Principal, selects the Fund's investments primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    9.33
2002    -3.36


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0114.53%
                            LOWEST  Q3 '02  -16.36%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-3.36%; Advisors Preferred Class is -3.15%;
Select Class is -3.05%; and Preferred Class is -2.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -3.36              N/A              N/A            5.90
 ADVISORS PREFERRED
 CLASS.................       -3.15              N/A              N/A            6.10
 SELECT CLASS..........       -3.05              N/A              N/A            6.24
 PREFERRED CLASS.......       -2.94              N/A              N/A            6.36
 Russell 2000 Value
 Index ................      -11.42             2.71            10.85
 Morningstar Small
 Value Category........      -10.25             2.86            10.28
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.75%      0.75%      0.75%       0.75%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS                                                               134   418   723   1,590
 SELECT CLASS                                                                           115   359   622   1,375
 PREFERRED CLASS                                                                        103   322   558   1,236

FIXED INCOME/STABLE FUNDS


BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS
The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.76
2002    8.09


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ3 '014.03%
                            LOWEST Q4 '01-0.55%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
8.09%; Advisors Preferred Class is 8.58%;
Select Class is 9.38%; and Preferred Class is 8.81%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                          PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       8.09             N/A             N/A             7.82
 ADVISORS PREFERRED
 CLASS.................       8.58             N/A             N/A             8.14
 SELECT CLASS..........       9.38             N/A             N/A             8.63
 PREFERRED CLASS ......
                              8.81             N/A             N/A             8.45
 Lehman Brothers
 Aggregate Bond Index .      10.26            7.54            7.51
 Morningstar
 Intermediate-Term Bond
 Category .............       7.88            6.20            6.69
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.55%      0.55%      0.55%       0.55%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.30%      1.12%      0.93%       0.81%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $132  $412  $713  $1,568
 ADVISORS PREFERRED CLASS                                                               114   356   617   1,363
 SELECT CLASS                                                                            95   296   515   1,143
 PREFERRED CLASS                                                                         83   259   450   1,002

CAPITAL PRESERVATION FUND
The Fund seeks a high level of current income while seeking to maintain a stable value per share.

MAIN STRATEGIES
The Fund pursues its investment objective by investing in a diversified portfolio of investment grade fixed-income securities, money market instruments, futures, options and other instruments and by entering into contracts ("wrapper agreements") with financial institutions, such as banks and insurance companies. Under most circumstances and over most time periods, the combination of portfolio securities and wrapper agreements is expected to provide:
.. a constant net asset value per share, and .. a rate of return that is higher than most money market mutual funds.
However, there is no guarantee that either of these goals will be achieved.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities of short to intermediate term maturities rated, at the time of purchase, in one of the top four categories by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if not rated, in the opinion of the Sub-Advisor, Principal, are of comparable quality. In the event that a particular security is downgraded after purchase, Principal will determine if it should be maintained in the portfolio or sold. Under normal circumstances, the Fund will not maintain more than 5% of its assets in non-investment grade fixed-income securities.


The rest of the Fund's assets are invested in: cash or other liquid assets; futures contracts; repurchase agreements; swap agreements; options; when-issued securities; delayed delivery securities; and wrapper agreements. Principal may also use certain financing techniques such as reverse repurchase agreements. Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The average portfolio duration of the Fund normally ranges from 2 to 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change in 1% of the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


MAIN RISKS
All fixed-income securities have certain risks:
.. credit risk - the possibility that the issuer does not make timely payments of principle or interest;
.. interest rate risk - the possibility that the price of the security fluctuates due to changing interest rates; and
.. income risk - the possibility that the Fund's income will decline when its assets are reinvested when market interest rates are falling.

The value of the securities owned by the Fund fluctuates based on these risks. Principal attempts to manage the Fund's assets to minimize these risks. In addition, the Fund invests in wrapper agreements. It is expected that under normal circumstances, the value of the wrapper agreements will fluctuate in inverse proportion to the fluctuations in the value of the securities owned by the Fund. However, there is no assurance that the Fund will be able to maintain a stable value per share.


A wrapper agreement is a contract that, under specified circumstances, requires that the wrap provider maintain a stable book value on a portion of the Fund's assets. The book value of those assets is: purchase price of the assets plus interest on those assets at a crediting rate specified in the wrapper agreement less an adjustment for impaired investments.


The Fund pays premiums to purchase wrapper agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in the securities owned by the Fund. The wrapper may not protect the Fund if:
.. an issuer of a portfolio security defaults on payment of principal or interest;
.. the issuer of a wrapper agreement defaults on its obligations;
.. the Fund is not able to obtain a wrapper agreement for all assets it owns; or .. the Board of Directors determines that a wrapper agreement should be valued at a lower value than would be sufficient to maintain the Fund's stable value per share.

Any of these circumstances could result in a decline in the net asset value of a share of the Fund. Principal may use various investment techniques to reduce the Fund's risks, but there is no guarantee that the strategies will work as intended.

The Fund is not a money market fund. Assets of the Fund have longer average maturities than those of a money market fund. Because a money market fund has a shorter average maturity, its yield more closely tracks current market rates than the Fund's. In a rising interest rate environment, a money market fund's yield will rise more quickly than that of the Fund. However, in a falling interest rate environment, the money market's yield may fall more quickly than the Fund's. Over the long-term, fixed-income securities such as those purchased by the Fund have historically offered higher yields than short-term investments.


The nature of the Fund's investments - particularly the wrapper agreements - is intended to stabilize the value per share. However, as with all mutual funds, the value of the Fund's shares may rise or fall. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market funds over most time periods. It is not in itself a balanced investment plan.

Investors should consider their investment objective and tolerance for risk when making an investment decision. A plan offering investments in the Fund must impose certain restrictions on the ability of a plan participant to exchange shares for similar investment options.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    3.37


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '01  0.95%
                            LOWEST  Q4 '02  0.78%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
3.37%; Advisors Preferred Class is 3.56%;
Select Class is 3.76%; and Preferred Class is 3.88%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     3.37           N/A           N/A             3.54
 ADVISORS PREFERRED
 CLASS.................     3.56           N/A           N/A             3.72
 SELECT CLASS..........     3.76           N/A           N/A             3.89
 PREFERRED CLASS ......
                            3.88           N/A           N/A             4.04
 Lehman Brothers Mutual
 Fund U.S. Govt. 1-3
 Year Index............     6.28          6.63          6.17
 Morningstar Short-Term
 Bond Category.........     5.24          5.75          5.78
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was June 15, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees......................         0.52%                  0.52%                  0.52%                   0.52%
 12b-1 Fees...........................         0.30                   0.25                   0.10                     N/A
 Wrapper Agreement Premiums...........         0.12                   0.12                   0.12                    0.12
 Other Expenses*......................         0.45                   0.32                   0.28                    0.26
                                               ----                   ----                   ----                    ----
         TOTAL FUND OPERATING EXPENSES         1.39%                  1.21%                  1.02%                   0.90%
 Wrapper Expense Reimbursement**......         0.04                   0.04                   0.04                    0.04
                                               ----                   ----                   ----                    ----
                          NET EXPENSES         1.35%                  1.17%                  0.98%                   0.86%
 * Other Expenses:
    Service Fee ......................         0.25%                  0.17%                  0.15%                   0.15%
    Administrative Service Fee .......         0.20                   0.15                   0.13                    0.11
 **
  The Manager has contractually agreed to pay up to 0.04% of the wrapper agreement premiums for the Fund for an indefinite period to insure that the Net Expenses will not exceed 1.35%, 1.17%, 0.98% and 0.86%, respectively. The Board of Directors may terminate this expense reimbursement arrangement at any time.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $137  $428  $739  $1,624
 ADVISORS PREFERRED CLASS                                                               119   372   644   1,420
 SELECT CLASS                                                                           100   312   542   1,201
 PREFERRED CLASS                                                                         88   274   477   1,061




GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.27
2002    7.89


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST     Q3 '01  4.01%
                            LOWEST      Q4 '01 -0.35%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
7.89%; Advisors Preferred Class is 7.98%;
Select Class is 8.39%; and Preferred Class is 8.51%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      7.89           N/A            N/A             7.33
 ADVISORS PREFERRED
 CLASS.................      7.98           N/A            N/A             7.51
 SELECT CLASS..........      8.39           N/A            N/A             7.79
 PREFERRED CLASS.......      8.51           N/A            N/A             7.91
 Lehman Brothers
 Mortgage Backed
 Securities Index......      8.75          7.34           7.27
 Morningstar
 Intermediate
 Government Category...      9.07          6.53           6.49
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.40%      0.40%      0.40%       0.40%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS
The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.62
2002    9.07


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST     Q3 '01  4.52%
                            LOWEST      Q4 '01  -0.79%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
9.07%; Advisors Preferred Class is 9.26%;
Select Class is 9.47%; and Preferred Class is 9.58%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                          PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       9.07             N/A             N/A             8.23
 ADVISORS PREFERRED
 CLASS.................       9.26             N/A             N/A             8.41
 SELECT CLASS..........       9.47             N/A             N/A             8.60
 PREFERRED CLASS.......       9.58             N/A             N/A             8.81
 Lehman Brothers
 Aggregate Bond Index .      10.26            7.54            7.51
 Morningstar
 Intermediate-Term Bond
 Category .............       7.88            6.20            6.69
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

HIGH QUALITY LONG-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in long-term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e., less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS
The average portfolio duration of the Fund normally is greater than six years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the Fund's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    5.35
2002    10.37


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '02  5.93%
                            LOWEST  Q1 '02  -0.93%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
10.37%; Advisors Preferred Class is 10.57%;
Select Class is 10.78%; and Preferred Class is 10.92%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     10.37          N/A           N/A             8.44
 ADVISORS PREFERRED
 CLASS.................     10.57          N/A           N/A             8.62
 SELECT CLASS..........     10.78          N/A           N/A             8.81
 PREFERRED CLASS.......     10.92          N/A           N/A             8.84
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index...........      14.81         8.10          9.03
 Morningstar Long-Term
 Bond Category........       8.60         5.89          6.97
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.44
2002    6.98


                          The Fund's Advisors Select highest/lowest quarterly
                          returns during this time period were:
                           HIGHEST      Q3 '01  3.68%
                           LOWEST       Q4 '01  -1.10%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
6.98%; Advisors Preferred Class is 7.37%;
Select Class is 6.55%; and Preferred Class is 7.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     6.98           N/A           N/A             7.03
 ADVISORS PREFERRED
 CLASS.................     7.37           N/A           N/A             7.36
 SELECT CLASS..........     6.55           N/A           N/A             7.05
 PREFERRED CLASS.......     7.50           N/A           N/A             7.56
 Lehman Brothers Mutual
 Fund 1-5 Gov't./Credit
 Index ................     8.12          7.12          6.62
 Morningstar Short-Term
 Bond Category........      5.24          5.75          5.78
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    3.28
2002    0.72


                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
0.72%; Advisors Preferred Class is 0.91%;
Select Class is 1.10%; and Preferred Class is 1.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     0.72          N/A            N/A             2.12
 ADVISORS PREFERRED
 CLASS.................     0.91          N/A            N/A             2.30
 SELECT CLASS..........     1.10          N/A            N/A             2.50
 PREFERRED CLASS.......     1.23          N/A            N/A             2.62

 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

BALANCED/ASSET ALLOCATION FUNDS


PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks high current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 25% of the Fund's assets are invested in equity securities and 75% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes is interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors in retirement.


FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             29.6%    Partners LargeCap            3.8%
      Securities                           Growth I
      High-Quality Short-Term     19.4     Partners LargeCap Value      5.4
      Bond
      International I              6.6     Partners SmallCap            1.4
                                           Growth I
      LargeCap Growth              4.2     Preferred Securities        10.4
      LargeCap Value               5.9     SmallCap Growth              2.0
      Money Market                 8.0     SmallCap Value               3.3



Based on this allocation, the weighted average management fee of the underlying funds is 0.59%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -2.42


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  2.88%
                            LOWEST  Q3 '02  -3.54%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-2.42%; Advisors Preferred Class is -2.25%;
Select Class is -2.06%; and Preferred Class is -1.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS        -2.42            N/A               N/A            -0.72
 ADVISORS PREFERRED
 CLASS................        -2.25            N/A               N/A            -0.53
 SELECT CLASS.........        -2.06            N/A               N/A            -0.33
 PREFERRED CLASS......        -1.94            N/A               N/A            -0.19
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category.......       -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees*.....................        0.1225                 0.1225                 0.1225                  0.1225
 12b-1 Fees...........................        0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.....................        0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725                 0.6925                 0.5025                  0.3825
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 40% of the Fund's assets are invested in equity securities and 60% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2010, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              22.9%    Partners LargeCap           4.1%
      Securities                            Growth I
      Government Securities        12.2     Partners LargeCap Value     7.2
      High-Quality Short-Term      12.6     Partners SmallCap           1.9
      Bond                                  Growth I
      International I               8.9     Preferred Securities        8.8
      LargeCap Growth               6.7     SmallCap Growth             2.3
      LargeCap Value                8.0     SmallCap Value              4.4


Based on this allocation, the weighted average management fee of the underlying funds is 0.60%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -5.07


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  3.87%
                            LOWEST  Q3 '02  -5.56%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-5.07%; Advisors Preferred Class is -4.89%;
Select Class is -4.71%; and Preferred Class is -4.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -5.07            N/A               N/A            -2.67
 ADVISORS PREFERRED
 CLASS.................       -4.89            N/A               N/A            -2.48
 SELECT CLASS..........       -4.71            N/A               N/A            -2.27
 PREFERRED CLASS.......       -4.70            N/A               N/A            -2.20
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                            ADVISORS                ADVISORS
                                             SELECT                PREFERRED                SELECT                PREFERRED
                                              CLASS                  CLASS                  CLASS                   CLASS
 Management Fees*...................         0.1225                 0.1225                 0.1225                  0.1225
 12b-1 Fees.........................         0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**...................         0.4500                 0.3200                 0.2800                  0.2600
                                             ------                 ------                 ------                  ------
       TOTAL FUND OPERATING EXPENSES         0.8725                 0.6925                 0.5025                  0.3825
  *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .....................           0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ......           0.20                   0.15                   0.13                    0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484




PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 50% of the Fund's assets are invested in equity securities and 50% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2020, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage Securities    25.0%    Partners LargeCap          5.7%
                                             Growth I
      Government Securities         13.4     Partners LargeCap          8.7
                                             Value
      International Emerging         2.2     Partners SmallCap          2.3
      Markets                                Growth I
      International I                9.0     Preferred Securities       7.2
      LargeCap Growth                7.9     SmallCap Growth            3.0
      LargeCap Value                10.1     SmallCap Value             5.5



Based on this allocation, the weighted average management fee of the underlying funds is 0.65%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   7.68


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  5.73%
                            LOWEST  Q3 '02  -7.78%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-7.68%; Advisors Preferred Class is -7.51%;
Select Class is -7.34%; and Preferred Class is -7.24%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -7.68            N/A               N/A            -4.19
 ADVISORS PREFERRED
 CLASS.................       -7.51            N/A               N/A            -4.01
 SELECT CLASS..........       -7.34            N/A               N/A            -3.86
 PREFERRED CLASS.......       -7.24            N/A               N/A            -3.74
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees*.................            0.1225                 0.1225                 0.1225                  0.1225
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725                 0.6925                 0.5025                  0.3825
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 60% of the Fund's assets are invested in equity securities and 40% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2030, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds as follows:

      Bond & Mortgage              18.8%    Partners LargeCap           7.3%
      Securities                            Growth I
      Government Securities        10.2     Partners LargeCap          11.8
                                            Value
      International Emerging        2.2     Partners SmallCap           2.9
      Markets                               Growth I
      International I              11.2     Preferred Securities        5.5
      LargeCap Growth               8.8     SmallCap Growth             3.5
      LargeCap Value               11.2     SmallCap Value              6.6



Based on this allocation, the weighted average management fee of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -10.72


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  6.67%
                            LOWEST  Q3 '02  -10.11%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-10.72%; Advisors Preferred Class is -10.46%;
Select Class is -10.39%; and Preferred Class is -10.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -10.72            N/A               N/A            -6.45
 ADVISORS PREFERRED
 CLASS.................      -10.46            N/A               N/A            -6.22
 SELECT CLASS..........      -10.39            N/A               N/A            -6.08
 PREFERRED CLASS.......      -10.28            N/A               N/A            -5.96
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees*.................            0.1225                 0.1225                 0.1225                  0.1225
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725                 0.6925                 0.5025                  0.3825
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484



PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 70% of the Fund's assets are invested in equity securities and 30% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2040, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              19.6%    Partners LargeCap           9.2%
      Securities                            Growth I
      International Emerging        2.2     Partners LargeCap          13.2
      Markets                               Value
      International I              11.2     Partners SmallCap           3.3
                                            Growth I
      International SmallCap        2.2     Preferred Securities        3.9
      LargeCap Growth               9.8     SmallCap Growth             4.1
      LargeCap Value               13.6     SmallCap Value              7.7

Based on this allocation, the weighted average management fee of the underlying funds is 0.71%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -13.25


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  8.68%
                            LOWEST  Q3 '02  -12.12%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-13.25%; Advisors Preferred Class is -13.09%;
Select Class is -13.03%; and Preferred Class is -12.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -13.25            N/A               N/A            -6.97
 ADVISORS PREFERRED
 CLASS.................      -13.09            N/A               N/A            -6.78
 SELECT CLASS..........      -13.03            N/A               N/A            -6.65
 PREFERRED CLASS.......      -12.82            N/A               N/A            -6.47
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees*.................            0.1225                 0.1225                 0.1225                  0.1225
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725                 0.6925                 0.5025                  0.3825
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 80% of the Fund's assets are invested in equity securities and 20% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2050, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              10.2%    Partners LargeCap          10.6%
      Securities                            Growth I
      International Emerging        3.3     Partners LargeCap          15.4
      Markets                               Value
      International I              11.2     Partners SmallCap           3.9
                                            Growth I
      International SmallCap        3.3     Preferred Securities        2.0
      LargeCap Growth              11.1     SmallCap Growth             4.6
      LargeCap Value               15.4     SmallCap Value              9.0

Based on this allocation, the weighted average management fee of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -16.31


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  9.77%
                            LOWEST  Q3 '02  -14.90%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-16.31%; Advisors Preferred Class is -16.26%;
Select Class is -16.01%; and Preferred Class is -15.91%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -16.31            N/A               N/A            -10.06
 ADVISORS PREFERRED
 CLASS.................      -16.26            N/A               N/A             -9.94
 SELECT CLASS..........      -16.01            N/A               N/A             -9.76
 PREFERRED CLASS.......      -15.91            N/A               N/A             -9.64
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Large
 Blend Category.......       -22.02             -1.47           7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees*.................            0.1225                 0.1225                 0.1225                  0.1225
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725                 0.6925                 0.5025                  0.3825
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484




REAL ESTATE FUNDS


REAL ESTATE FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal Capital - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    7.49
2002    7.05


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '01  9.76%
                            LOWEST  Q3 '02  -6.64%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
7.05%; Advisors Preferred Class is 7.97%;
Select Class is 7.52%; and Preferred Class is 7.56%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                          PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      7.05             N/A            N/A             8.79
 ADVISORS PREFERRED
 CLASS.................      7.97             N/A            N/A             9.34
 SELECT CLASS..........      7.52             N/A            N/A             9.22
 PREFERRED CLASS.......      7.56             N/A            N/A             9.25
 Morgan Stanley REIT
 Index ................      3.64            3.30            N/A
 Morningstar Specialty
 - Real Estate Category      4.10            2.99           8.86
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.85%      0.85%      0.85%       0.85%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.60%      1.42%      1.23%       1.11%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $163  $505  $871  $1,900
 ADVISORS PREFERRED CLASS                                                               145   449   776   1,702
 SELECT CLASS                                                                           125   390   676   1,489
 PREFERRED CLASS                                                                        113   353   612   1,352

INTERNATIONAL STOCK FUNDS


INTERNATIONAL FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -24.95
2002    -17.13


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  8.69%
                            LOWEST  Q3 '02  -18.87%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-17.13%; Advisors Preferred Class is -16.84%;
Select Class is -16.68%; and Preferred Class is -16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     -17.13           N/A           N/A            -19.11
 ADVISORS PREFERRED
 CLASS.................     -16.84           N/A           N/A            -18.87
 SELECT CLASS..........     -16.68           N/A           N/A            -18.73
 PREFERRED CLASS.......     -16.34           N/A           N/A            -18.57
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............     -15.94         -2.93          3.98
 Morningstar Foreign
 Stock Category........     -16.35         -2.09          4.86
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   0.90%      0.90%    0.90%      0.90%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.65%      1.47%    1.28%      1.16%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $168  $520  $897  $1,955
 ADVISORS PREFERRED CLASS                                                               150   465   803   1,757
 SELECT CLASS                                                                           130   406   702   1,545
 PREFERRED CLASS                                                                        118   368   638   1,409

INTERNATIONAL FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal became the Sub-Advisor to the Fund on November 1, 2002.


The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -21.75
2002    -16.84


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   7.70%
                            LOWEST  Q3 '02  -21.59%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-16.84%; Advisors Preferred Class is -13.78%;
Select Class is -16.46%; and Preferred Class is -16.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     -16.84           N/A           N/A            -18.91
 ADVISORS PREFERRED
 CLASS.................     -13.78           N/A           N/A            -17.36
 SELECT CLASS..........     -16.46           N/A           N/A            -18.58
 PREFERRED CLASS.......     -16.35           N/A           N/A            -18.54
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............     -15.94         -2.93          3.98
 Morningstar Foreign
 Stock Category........     -16.35         -2.09          4.86
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Preferred and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

Capital Preservation Fund only:
.. A 2% redemption fee may be incurred when shares of the Capital Preservation
  Fund are redeemed. See "Shareholder Information - Redemption of Fund Shares." .. The Capital Preservation Fund pays a premium to each provider of a wrapper agreement.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information
(SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund mayinvest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN SECURITIES
Certain of the Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market

Fund because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Principal SmallCap Value Fund I as it has been in existence for less than six months. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of each Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.


The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John D. Phillips





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.




JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2002, American Century managed over $72.1 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams





PRESCOTT LEGARD, CFA . Mr. LeGard is a Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA Degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's Degree in Economics from Rice University and a Master's Degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.



SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Linda A. Duessel
                                        David P. Gilmore





LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.




SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           FUND                         ACCOUNT MANAGEMENT
           ----                         ------------------
           Partners SmallCap Value I    Christopher T. Blum





CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Partners LargeCap Growth Fund I) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.


Day-to-day portfolio management of the Partners LargeCap Growth Fund I is performed by an investment management team at Morgan Stanley Asset Management. .. Partners LargeCap Growth Fund I- LargeCap Growth Team. Current members of the team include: William Auslander, Managing Director and Jeffrey Alvino, Executive Director.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Robert I. Gendelman
                                        Andrew Wellington
           Partners SmallCap Growth I   Jon D. Brorson
                                        David H. Burshtan







JON D. . BRORSON, CFA . Mr. Brorson is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. He earned an MBA in Finance at DePaul University and a BA in Economics from North Park College. He has earned the right to use the Chartered Financial Analyst designation.



DAVID H. BURSHTAN . Mr. Burshtan is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Burshtan has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. He earned an MBA in Finance from the University of Chicago and a BA in Economics from Brown University.

ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.




ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.




SUB-ADVISOR: Principal Capital Real Estate Investors, LLC ("Principal Capital -
         REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2002, were approximately $22.2 billion. Principal Capital - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate                  Kelly D. Rush





KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
           Capital Preservation                 Kevin W. Croft
           Government Securities                Mark Karstrom
                                                Martin J. Schafer
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           High Quality Long-Term Bond          Kevin W. Croft
                                                Martin J. Schafer
           High Quality Short-Term Bond         Martin J. Schafer
           International I                      Kurtis D. Spieler
           International II                     Mustafa Sagun
           LargeCap S&P 500 Index               Robert Baur
                                                Rhonda VanderBeek
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Robert Baur
                                                Rhonda VanderBeek
           Money Market                         Michael R. Johnson
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2020              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2030              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2040              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2050              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime Strategic Income  Dirk Laschanzky
                                                Douglas R. Ramsey
           SmallCap Blend                       Mustafa Sagun
           SmallCap S&P 600 Index               Robert Baur
                                                Rhonda VanderBeek
           SmallCap Value                       Thomas Morabito

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



MARK KARSTROM. Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



ALICE ROBERTSON Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MUSTAFA SAGUN, CFA Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.



TIMOTHY R. WARRICK, CFA Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).

SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner





CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.



SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was:

       Bond & Mortgage
       Securities                 0.55%     Partners LargeCap Value      0.80%
       Capital Preservation       0.52%     Partners MidCap Growth       1.00%
       Government Securities      0.40%     Partners MidCap Value        1.00%
       High Quality                         Partners SmallCap Growth
       Intermediate-Term Bond     0.40%     I                            1.10%
       High Quality Long-Term               Partners SmallCap Growth
       Bond                       0.40%     II                           1.00%
       High Quality Short-Term
       Bond                       0.40%     Principal LifeTime 2010    0.1225%
       International I            0.90%     Principal LifeTime 2020    0.1225%
       International II           1.00%     Principal LifeTime 2030    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2040    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap Blend               0.65%     Strategic Income           0.1225%
       MidCap S&P 400 Index       0.15%     Real Estate                  0.85%
       Money Market               0.40%     SmallCap Blend               0.75%
       Partners LargeCap Blend    0.75%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth
       I                          0.75%     SmallCap Value               0.75%
       Partners LargeCap Growth
       II                         1.00%




The Partners SmallCap Value Fund I has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners LargeCap Blend, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II and Partners SmallCap Value I Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

.. The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.


  In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.



REDEMPTION FEES (CAPITAL PRESERVATION FUND ONLY). . Redemption requests may be subject to a 2% redemption fee when the rate trigger is active. The redemption fee is used by the Fund to help minimize the impact redemptions may have on Fund performance, cover the administrative costs of processing the redemption and offset premiums to wrapper providers. Redemption fees are also intended to discourage market timing (attempting to take advantage of short-term movements in interest rates).


The rate trigger is active if, as of the prior business day, the gross annual effective yield of the Fund is less than the reference index yield*. If the rate trigger is activated, it becomes inactive, if as of the prior business day, the gross annual effective yield of the Fund is greater than the reference index yield plus 0.25%.
  * The reference index yield means the current yield on the Dealer Commercial Paper (90-day) Index as reported by Bloomberg, L.P. If such an index is not available from Bloomberg, the Fund may use an alternative source of information for the 90-day dealer commercial paper rate.


The redemption fee does not apply to sale of Fund shares if:
.. the redemption is initiated by the Plan and the shareholder provides the Fund with written notice of the redemption at least twelve months prior to the redemption;
.. the redemption is directed by a Plan participant for reasons of death, retirement, disability, employment termination, loans, hardships and other Plan permitted and required withdrawals;
.. the Plan participant exchanges from Capital Preservation to another Fund and no competing plan options are offered;
.. the Plan participant exchanges from Capital Preservation to other than a competing plan option and competing plan options are offered but the Plan administrator is able to affirm that redemption proceeds will not be transferred to a competing plan option within 90 days; or
.. they are redeemed to pay plan expenses.

A competing plan option is any investment option available under a Plan if the assets of the option are invested primarily in:
.. money market instruments;
.. fixed-income investments having a targeted duration of 3 years or less; or .. any investment that seeks to maintain a stable value per unit or share.

The Fund reserves the right, at the sole discretion of the Sub-Advisor, to honor any requests for redemption by making payment, in whole or in part, in portfolio securities and wrapper agreements. To the extent that a payment in-kind includes wrapper agreements, the Fund will assign to the redeeming plan one or more wrapper agreements issued by the wrapper providers covering the portfolio securities distributed in-kind. The terms and conditions of the wrapper agreements provided to a redeeming plan will be the same or substantially similar to the terms and conditions of the wrapper agreements held by the Fund. The wrapper provider may reserve the right to terminate the wrapper agreement issued in a payment in-kind. If the wrapper provider elects to terminate the wrapper agreement, it may be required to pay the redeeming plan the difference between the book value of the wrapper agreement and the value of the securities assigned as a payment in-kind.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge*, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.
  * a redemption fee may be imposed on certain exchanges out of the Capital Preservation Fund.


The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS

The Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-
Term Bond and High Quality Short-Term Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 23rd of each month (or previous business day).

The other Funds (other than the Capital Preservation and Money Market Funds) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Principal LifeTime Funds is December 27 (or previous business day). The payment date for the other Funds is December 23 (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution for the Principal LifeTime Funds is made on the sixth business day of December and for the other Funds it is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


The Capital Preservation and Money Market Funds each declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund making the payment.

Under normal circumstances, the Money Market Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Money Market Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


Dividend and capital gain distributions from a Fund are reinvested in additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For the Capital Preservation Fund only:
To enable the Capital Preservation Fund to maintain a stable value per share in the event of a capital gain distribution, the Board may declare a reverse split of Fund shares to offset such capital gain distribution. The reverse split would be effective on the ex-distribution date of the capital gain distribution. The reverse split would be an amount that causes the value and total number of shares held by each shareholder, including shares acquired by reinvestment of the distribution, to remain the same as before the distribution was made.

For example, if the Fund declares an additional distribution of 10 cents per share when the price per share is $10.00, a shareholder holding one share receives 0.01 additional share as a result of the additional distribution. If there was no reverse split, the price per share would be approximately $9.90. The total value of the shares held by the shareholder would be $10.00 (1.01 shares X $9.90/share). If a 1.01-for-1 reverse share split was declared, the shareholder's holding would be combined into one share with a price per share of $10.00. The reverse share split does not affect the value of the total holdings of the shareholder.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.05)    0.64
                         -----     ----
 Total From Investment
            Operations    0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.44)   (0.49)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.50)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.59   $10.68
                        ======   ======
Total Return..........    4.08%   10.95%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..    1.12%    1.12%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.35%    5.03%/(c)/
 Portfolio Turnover
  Rate................    46.7%   124.7%/(c)/

                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.16)    0.63
                         -----     ----
 Total From Investment
            Operations    0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.43)   (0.47)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.49)   (0.47)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.67
                        ======   ======
Total Return..........    3.80%   10.69%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $388   $2,669
 Ratio of Expenses to
  Average Net Assets..    1.30%    1.30%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.27%    4.85%/(c)/
 Portfolio Turnover
  Rate................    46.7%   124.7%/(c)/

                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)    0.64
                         -----     ----
 Total From Investment
            Operations    0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)   (0.51)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.60   $10.68
                        ======   ======
Total Return..........    4.50%   11.20%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..    0.81%    0.81%
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.51%    5.59%
 Portfolio Turnover
  Rate................    46.7%   124.7%

                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    0.62
                         -----     ----
 Total From Investment
            Operations    0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.46)   (0.50)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.52)   (0.50)
                         -----    -----
Net Asset Value, End
 of Period............  $10.65   $10.67
                        ======   ======
Total Return..........    4.96%   11.03%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $113   $2,668
 Ratio of Expenses to
  Average Net Assets..    0.92%    0.93%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.69%    5.22%/(c)/
 Portfolio Turnover
  Rate................    46.7%   124.7%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.36     0.15
                          ----     ----
 Total From Investment
            Operations    0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.36)   (0.15)
                         -----    -----
   Total Dividends and
         Distributions   (0.36)   (0.15)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    3.68%    1.51%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..    1.17%    1.17%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.61%    3.93%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.34     0.14
                          ----     ----
 Total From Investment
            Operations    0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)   (0.14)
                         -----    -----
   Total Dividends and
         Distributions   (0.34)   (0.14)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    3.50%    1.44%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.35%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.43%    3.75%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.39     0.16
                          ----     ----
 Total From Investment
            Operations    0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)   (0.16)
                         -----    -----
   Total Dividends and
         Distributions   (0.39)   (0.16)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    4.00%    1.63%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..    0.86%    0.86%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.92%    4.24%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.38     0.15
                          ----     ----
 Total From Investment
            Operations    0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.38)   (0.15)
                         -----    -----
   Total Dividends and
         Distributions   (0.38)   (0.15)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    3.88%    1.54%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..    0.98%    0.98%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.80%    4.12%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)    0.45
                         -----     ----
 Total From Investment
            Operations    0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)   (0.50)
                         -----    -----
   Total Dividends and
         Distributions   (0.49)   (0.50)
                         -----    -----
Net Asset Value, End
 of Period............  $10.55   $10.52
                        ======   ======
Total Return..........    5.09%    9.38%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $236   $2,630
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.77%    5.29%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.01)    0.45
                         -----     ----
 Total From Investment
            Operations    0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.49)
                         -----    -----
   Total Dividends and
         Distributions   (0.47)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.55   $10.51
                        ======   ======
Total Return..........    5.00%    9.13%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $582   $2,657
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.55%    5.12%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.09     0.48
                          ----     ----
 Total From Investment
            Operations    0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)   (0.53)
                         -----    -----
   Total Dividends and
         Distributions   (0.52)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.52
                        ======   ======
Total Return..........    5.61%    9.63%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.96%    5.74%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.62)    0.46
                         -----     ----
 Total From Investment
            Operations    0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.52)
                         -----    -----
   Total Dividends and
         Distributions   (0.51)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.52
                        ======   ======
Total Return..........    5.48%    9.53%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $106   $2,630
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.97%    5.48%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.03)    0.61
                         -----     ----
 Total From Investment
            Operations    0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)   (0.51)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.57)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.61%   10.99%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.67%    5.33%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.61
                         -----     ----
 Total From Investment
            Operations    0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.46)   (0.49)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.55)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.43%   10.84%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.51%    5.15%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)    0.66
                         -----     ----
 Total From Investment
            Operations    0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.60)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.56   $10.67
                        ======   ======
Total Return..........    4.93%   11.45%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.90%    5.65%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.61
                         -----     ----
 Total From Investment
            Operations    0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.50)   (0.52)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.59)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.81%   11.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.89%    5.52%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.51     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.63
                         -----     ----
 Total From Investment
            Operations    0.43     1.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)   (0.52)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.58)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.34%   10.91%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.88%    5.44%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.49     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.64
                         -----     ----
 Total From Investment
            Operations    0.41     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.51)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.56)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.15%   10.76%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,229   $2,667
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.70%    5.26%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)    0.65
                         -----     ----
 Total From Investment
            Operations    0.46     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)   (0.54)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.61)   (0.54)
                         -----    -----
Net Asset Value, End
 of Period............  $10.50   $10.65
                        ======   ======
Total Return..........    4.66%   10.96%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,246   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.19%    5.74%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.63
                         -----     ----
 Total From Investment
            Operations    0.45     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.60)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.53%   11.07%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.08%    5.63%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 27, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.15)    0.49
                         -----     ----
 Total From Investment
            Operations    0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.40)   (0.50)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.51)   (0.50)
                         -----    -----
Net Asset Value, End
 of Period............  $10.40   $10.53
                        ======   ======
Total Return..........    3.91%    9.96%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $446   $2,631
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.17%    5.28%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.52)    0.47
                         -----     ----
 Total From Investment
            Operations    0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)   (0.48)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.50)   (0.48)
                         -----    -----
Net Asset Value, End
 of Period............  $10.38   $10.51
                        ======   ======
Total Return..........    3.72%    9.61%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $40   $2,631
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.07%    5.11%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)    0.50
                         -----     ----
 Total From Investment
            Operations    0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.44)   (0.52)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.55)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.39   $10.53
                        ======   ======
Total Return..........    4.13%   10.21%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.41%    5.76%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (6.07)    0.49
                         -----     ----
 Total From Investment
            Operations    0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.43)   (0.51)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.31   $10.53
                        ======   ======
Total Return..........    3.20%   10.11%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11   $2,632
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.37%    5.47%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.87)     (2.83)
                         -----      -----
 Total From Investment
            Operations   (0.89)     (2.79)
                         -----      -----
Net Asset Value, End
 of Period............   $6.51      $7.40
                         =====      =====
Total Return..........  (12.03)%   (26.92)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,304       $926
 Ratio of Expenses to
  Average Net Assets..    1.47%      1.47%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.47%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.46%      0.79%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.38     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.89)     (2.84)
                         -----      -----
 Total From Investment
            Operations   (0.91)     (2.81)
                         -----      -----
Net Asset Value, End
 of Period............   $6.47      $7.38
                         =====      =====
Total Return..........  (12.33)%   (27.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,172       $974
 Ratio of Expenses to
  Average Net Assets..    1.65%      1.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%      0.60%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.85)     (2.81)
                         -----      -----
 Total From Investment
            Operations   (0.86)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.51      $7.41
                         =====      =====
Total Return..........  (11.61)%   (26.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,166       $925
 Ratio of Expenses to
  Average Net Assets..    1.16%      1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.16%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.75%      0.21%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.87)     (2.83)
                         -----      -----
 Total From Investment
            Operations   (0.88)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.03)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.50      $7.41
                         =====      =====
Total Return..........  (11.96)%   (26.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,381       $927
 Ratio of Expenses to
  Average Net Assets..    1.28%      1.28%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.76%      0.98%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.55     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.70)     (2.56)
                         -----      -----
 Total From Investment
            Operations   (0.68)     (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.83      $7.55
                         =====      =====
Total Return..........   (9.07)%   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,405       $756
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.10%      0.34%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.53     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.84)     (2.57)
                         -----      -----
 Total From Investment
            Operations   (0.92)     (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.03)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.58      $7.53
                         =====      =====
Total Return..........  (12.32)%   (25.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $199       $754
 Ratio of Expenses to
  Average Net Assets..    1.74%      1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.03)%     0.16%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.90)     (2.59)
                         -----      -----
 Total From Investment
            Operations   (0.88)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.61      $7.55
                         =====      =====
Total Return..........  (11.72)%   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $623       $756
 Ratio of Expenses to
  Average Net Assets..    1.25%      1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.43%      0.65%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/

                          2002      2002/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.86)     (2.58)
                         -----      -----
 Total From Investment
            Operations   (0.89)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.60      $7.55
                         =====      =====
Total Return..........  (11.96)%   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $195       $756
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.35%      0.53%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.30)     (2.40)
                          -----      -----
 Total From Investment
            Operations    (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.79      $8.11
                          =====      =====
Total Return..........   (15.86)%   (20.99)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..     0.72%      0.72%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%      0.70%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/

                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.33)     (2.40)
                          -----      -----
 Total From Investment
            Operations    (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.03)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.77      $8.10
                          =====      =====
Total Return..........   (16.15)%   (21.09)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.90%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.71%      0.52%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/

                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.30)     (2.38)
                          -----      -----
 Total From Investment
            Operations    (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.07)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.83      $8.13
                          =====      =====
Total Return..........   (15.31)%   (20.80)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..     0.41%      0.41%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      0.86%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/

                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)     (2.39)
                          -----      -----
 Total From Investment
            Operations    (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.80      $8.13
                          =====      =====
Total Return..........   (15.79)%   (20.80)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..     0.52%      0.53%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.07%      0.89%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.10     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.09       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.91)     (1.12)
                         -----      -----
 Total From Investment
            Operations   (0.82)     (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.05)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $8.23      $9.10
                         =====      =====
Total Return..........   (9.09)%   (10.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,030     $1,138
 Ratio of Expenses to
  Average Net Assets..    1.02%      1.02%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.98%      0.86%/(d)/
 Portfolio Turnover
  Rate................   128.9%     116.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.09     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.08       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.92)     (1.12)
                         -----      -----
 Total From Investment
            Operations   (0.84)     (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.03)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $8.22      $9.09
                         =====      =====
Total Return..........   (9.26)%   (10.52)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,033     $2,560
 Ratio of Expenses to
  Average Net Assets..    1.20%      1.20%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.20%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.80%      0.70%/(d)/
 Portfolio Turnover
  Rate................   128.9%     116.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.13     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.81)     (1.17)
                         -----      -----
 Total From Investment
            Operations   (0.79)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.08)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $8.26      $9.13
                         =====      =====
Total Return..........   (8.79)%   (10.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,770     $1,141
 Ratio of Expenses to
  Average Net Assets..    0.71%      0.71%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.71%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.25%      0.90%/(d)/
 Portfolio Turnover
  Rate................   128.9%     116.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.12     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.91)     (1.11)
                         -----      -----
 Total From Investment
            Operations   (0.80)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.07)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $8.25      $9.12
                         =====      =====
Total Return..........   (8.90)%   (10.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,031     $1,140
 Ratio of Expenses to
  Average Net Assets..    0.82%      0.83%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.82%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.17%      1.05%/(d)/
 Portfolio Turnover
  Rate................   128.9%     116.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.32    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.90)
                         -----     -----
 Total From Investment
            Operations   (0.26)    (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.02)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.04     $9.32
                         =====     =====
Total Return..........   (2.78)%   (7.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,131    $1,164
 Ratio of Expenses to
  Average Net Assets..    1.22%     1.22%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.22%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.34%     0.26%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.30    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.91)
                         -----     -----
 Total From Investment
            Operations   (0.27)    (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.01)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.02     $9.30
                         =====     =====
Total Return..........   (2.95)%   (8.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,138    $1,168
 Ratio of Expenses to
  Average Net Assets..    1.40%     1.40%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.40%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%     0.08%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.35    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.90)
                         -----     -----
 Total From Investment
            Operations   (0.23)    (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.05)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.07     $9.35
                         =====     =====
Total Return..........   (2.47)%   (7.55)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,374    $1,168
 Ratio of Expenses to
  Average Net Assets..    0.91%     0.91%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.91%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.61%     0.56%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.33    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.29)    (0.90)
                         -----     -----
 Total From Investment
            Operations   (0.24)    (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.04)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.05     $9.33
                         =====     =====
Total Return..........   (2.59)%   (7.75)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,131    $1,166
 Ratio of Expenses to
  Average Net Assets..    1.02%     1.03%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.02%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.49%     0.45%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (1.12)
                         -----     -----
 Total From Investment
            Operations   (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.57     $9.22
                         =====     =====
Total Return..........   (6.08)%   (9.73)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..    0.72%     0.72%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%     0.33%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/

                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (1.11)
                         -----     -----
 Total From Investment
            Operations   (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.57     $9.22
                         =====     =====
Total Return..........   (6.25)%   (9.73)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..    0.90%     0.90%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.20%     0.15%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/

                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.55)    (1.14)
                         -----     -----
 Total From Investment
            Operations   (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.60     $9.25
                         =====     =====
Total Return..........   (5.78)%   (9.44)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..    0.41%     0.41%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.69%     0.64%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/

                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.59)    (1.10)
                         -----     -----
 Total From Investment
            Operations   (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.13)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.59     $9.25
                         =====     =====
Total Return..........   (5.99)%   (9.44)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..    0.52%     0.53%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.58%     0.52%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.011    0.035
                         -----    -----
 Total From Investment
            Operations   0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.011)  (0.035)
                        ------   ------
   Total Dividends and
         Distributions  (0.011)  (0.035)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.06%    3.59%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,070     $100
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.91%    3.92%/(c)/

                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.009    0.034
                         -----    -----
 Total From Investment
            Operations   0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.009)  (0.034)
                        ------   ------
   Total Dividends and
         Distributions  (0.009)  (0.034)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    0.88%    3.44%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $564     $667
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.88%    3.14%/(c)/

                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.014    0.038
                         -----    -----
 Total From Investment
            Operations   0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.014)  (0.038)
                        ------   ------
   Total Dividends and
         Distributions  (0.014)  (0.038)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.38%    3.90%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.39%    4.23%/(c)/

                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.013    0.037
                         -----    -----
 Total From Investment
            Operations   0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.013)  (0.037)
                        ------   ------
   Total Dividends and
         Distributions  (0.013)  (0.037)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.26%    3.78%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10     $100
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.25%    4.11%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.07     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.95)     (1.36)
                         -----      -----
 Total From Investment
            Operations   (0.91)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.02)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.14      $9.07
                         =====      =====
Total Return..........  (10.11)%   (11.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,075       $907
 Ratio of Expenses to
  Average Net Assets..    1.31%      1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.64%      0.52%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.04     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.94)     (1.38)
                         -----      -----
 Total From Investment
            Operations   (0.92)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.02)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.02)
 ----                               -----
Net Asset Value, End
 of Period............   $8.12      $9.04
                         =====      =====
Total Return..........  (10.18)%   (12.16)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,385       $924
 Ratio of Expenses to
  Average Net Assets..    1.48%      1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.47%      0.34%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.92)     (1.37)
                         -----      -----
 Total From Investment
            Operations   (0.88)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.05)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.15      $9.08
                         =====      =====
Total Return..........   (9.82)%   (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,811       $909
 Ratio of Expenses to
  Average Net Assets..    0.99%      1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.96%      0.83%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.97)     (1.36)
                         -----      -----
 Total From Investment
            Operations   (0.90)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.03)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.15      $9.08
                         =====      =====
Total Return..........   (9.93)%   (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $816       $908
 Ratio of Expenses to
  Average Net Assets..    1.11%      1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.83%      0.71%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.36)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (1.34)     (2.84)
                          -----      -----
Net Asset Value, End
 of Period............    $6.11      $7.45
                          =====      =====
Total Return..........   (17.99)%   (26.06)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,903       $745
 Ratio of Expenses to
  Average Net Assets..     1.32%      1.32%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%    (0.48)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/

                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.45)     (2.82)
                          -----      -----
 Total From Investment
            Operations    (1.44)     (2.86)
                          -----      -----
Net Asset Value, End
 of Period............    $5.99      $7.43
                          =====      =====
Total Return..........   (19.38)%   (26.26)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,858       $811
 Ratio of Expenses to
  Average Net Assets..     1.50%      1.50%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.51)%    (0.66)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/

                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.42)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (1.41)     (2.82)
                          -----      -----
Net Asset Value, End
 of Period............    $6.06      $7.47
                          =====      =====
Total Return..........   (18.88)%   (25.93)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,373       $747
 Ratio of Expenses to
  Average Net Assets..     1.01%      1.01%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.05%     (0.17)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/

                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.41)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (1.42)     (2.83)
                          -----      -----
Net Asset Value, End
 of Period............    $6.04      $7.46
                          =====      =====
Total Return..........   (19.03)%   (25.96)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $778       $746
 Ratio of Expenses to
  Average Net Assets..     1.12%      1.13%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.18)%    (0.29)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.24)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (3.26)
                         -----      -----
Net Asset Value, End
 of Period............   $6.12      $7.41
                         =====      =====
Total Return..........  (17.41)%   (29.46)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $613       $741
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.64)%    (0.75)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)     (3.22)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (3.28)
                         -----      -----
Net Asset Value, End
 of Period............   $6.10      $7.39
                         =====      =====
Total Return..........  (17.46)%   (29.65)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $611       $741
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.82)%    (0.93)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.26)     (3.22)
                         -----      -----
 Total From Investment
            Operations   (1.27)     (3.25)
                         -----      -----
Net Asset Value, End
 of Period............   $6.15      $7.42
                         =====      =====
Total Return..........  (17.12)%   (29.37)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $843       $743
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.33)%    (0.44)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.25)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.28)     (3.25)
                         -----      -----
Net Asset Value, End
 of Period............   $6.14      $7.42
                         =====      =====
Total Return..........  (17.25)%   (29.37)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $615       $742
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.44)%    (0.56)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Preferred classes of shares recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66 and $.67 per share, respectively, during the initial interim period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.41    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.79)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.80)     0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.57    $10.41
                          =====    ======
Total Return..........    (7.73)%    1.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,797    $1,043
 Ratio of Expenses to
  Average Net Assets..     1.37%     1.37%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.37%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.99%     1.03%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.40    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.01)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (1.03)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.33    $10.40
                          =====    ======
Total Return..........    (9.96)%    1.82%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,013    $1,041
 Ratio of Expenses to
  Average Net Assets..     1.55%     1.55%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.55%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.90%     0.85%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.44    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.97)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.97)     0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.07)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.40    $10.44
                          =====    ======
Total Return..........    (9.37)%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,021    $1,045
 Ratio of Expenses to
  Average Net Assets..     1.06%     1.06%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.06%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.44%     1.34%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.43    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.12      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.11)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.99)     0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.06)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.38    $10.43
                          =====    ======
Total Return..........    (9.59)%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $979    $1,044
 Ratio of Expenses to
  Average Net Assets..     1.17%     1.18%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%     1.22%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.04     (0.75)
                          ----     -----
 Total From Investment
            Operations    0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.39     $9.38
                         =====     =====
Total Return..........    0.11%    (6.77)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,449      $940
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.57%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.45)%   (0.12)%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/

                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    (0.75)
                         -----     -----
 Total From Investment
            Operations   (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.24     $9.37
                         =====     =====
Total Return..........   (1.39)%   (6.87)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,177      $989
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.64)%   (0.30)%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/

                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)    (0.74)
                         -----     -----
 Total From Investment
            Operations   (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.33     $9.41
                         =====     =====
Total Return..........   (0.83)%   (6.48)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,485      $942
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.26%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.16)%    0.19%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/

                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)    (0.74)
                         -----     -----
 Total From Investment
            Operations   (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.31     $9.40
                         =====     =====
Total Return..........   (0.96)%   (6.58)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $932      $941
 Ratio of Expenses to
  Average Net Assets..    1.37%     1.38%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.24)%    0.07%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.14 from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.20)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.24)     (2.50)
                         -----      -----
Net Asset Value, End
 of Period............   $5.08      $7.32
                         =====      =====
Total Return..........  (30.60)%   (23.67)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,092       $734
 Ratio of Expenses to
  Average Net Assets..    1.67%      1.67%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.47)%    (1.32)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.19)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.25)     (2.51)
                         -----      -----
Net Asset Value, End
 of Period............   $5.06      $7.31
                         =====      =====
Total Return..........  (30.78)%   (23.77)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $789       $733
 Ratio of Expenses to
  Average Net Assets..    1.85%      1.85%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.65)%    (1.50)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.17)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.21)     (2.48)
                         -----      -----
Net Asset Value, End
 of Period............   $5.13      $7.34
                         =====      =====
Total Return..........  (30.11)%   (23.46)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $931       $735
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.36%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.17)%    (1.01)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.15)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.24)     (2.48)
                         -----      -----
Net Asset Value, End
 of Period............   $5.10      $7.34
                         =====      =====
Total Return..........  (30.52)%   (23.46)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $510       $735
 Ratio of Expenses to
  Average Net Assets..    1.47%      1.48%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.27)%    (1.13)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.25     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.57)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.57)     (4.60)
                         -----      -----
Net Asset Value, End
 of Period............   $5.68      $6.25
                         =====      =====
Total Return..........   (9.12)%   (41.23)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,419       $626
 Ratio of Expenses to
  Average Net Assets..    1.56%      1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.30)%    (1.19)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $6.24     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.58)     (4.61)
                         -----      -----
Net Asset Value, End
 of Period............   $5.66      $6.24
                         =====      =====
Total Return..........   (9.29)%   (41.32)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $567       $625
 Ratio of Expenses to
  Average Net Assets..    1.74%      1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.47)%    (1.37)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.52)     (4.52)
                         -----      -----
 Total From Investment
            Operations   (0.56)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.71      $6.27
                         =====      =====
Total Return..........   (8.93)%   (41.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $692       $628
 Ratio of Expenses to
  Average Net Assets..    1.25%      1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.98)%    (0.88)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $6.26     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.56)     (4.59)
                         -----      -----
Net Asset Value, End
 of Period............   $5.70      $6.26
                         =====      =====
Total Return..........   (8.95)%   (41.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $571       $627
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.09)%    (1.00)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.83    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.33)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.37)    (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.36     $9.83
                         =====     =====
Total Return..........   (3.81)%   (1.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,462       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.22%     2.71%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.82    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.19      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.39)    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.35     $9.82
                         =====     =====
Total Return..........   (3.98)%   (1.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.50%     2.52%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.85    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.31)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.34)    (0.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.13)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.38     $9.85
                         =====     =====
Total Return..........   (3.50)%   (1.50)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $334       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.93%     3.02%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.63)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.12)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.12)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.37     $9.84
                         =====     =====
Total Return..........   (3.63)%   (1.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.89%     2.88%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.48)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.11     $9.69
                         =====     =====
Total Return..........   (5.22)%   (3.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.76%     2.14%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.10     $9.68
                         =====     =====
Total Return..........   (5.40)%   (3.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.76%     1.94%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.11)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.13     $9.71
                         =====     =====
Total Return..........   (4.91)%   (2.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.27%     2.44%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.72)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.12     $9.70
                         =====     =====
Total Return..........   (5.04)%   (3.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.50%     2.31%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.66)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.09)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.09)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.74     $9.49
                        =====     =====
Total Return..........  (7.09)%   (5.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.35%     1.65%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.79)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.07)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.07)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.73     $9.48
                        =====     =====
Total Return..........  (7.26)%   (5.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.64%     1.45%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.66)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.12)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.12)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.75     $9.51
                        =====     =====
Total Return..........  (6.89)%   (4.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.59%     1.95%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.84)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.11)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.11)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.75     $9.50
                        =====     =====
Total Return..........  (6.91)%   (5.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   2.09%     1.82%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.85)    (0.53)
                        -----     -----
 Total From Investment
            Operations  (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.07)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.08)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.65     $9.54
                        =====     =====
Total Return..........  (8.57)%   (4.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.14%     1.02%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.85)    (0.52)
                        -----     -----
 Total From Investment
            Operations  (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.06)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.07)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.64     $9.53
                        =====     =====
Total Return..........  (8.74)%   (4.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   0.98%     0.83%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.81)    (0.53)
                        -----     -----
 Total From Investment
            Operations  (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.11)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.12)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.67     $9.56
                        =====     =====
Total Return..........  (8.26)%   (4.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.16%     1.33%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.95)    (0.53)
                        -----     -----
 Total From Investment
            Operations  (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.10)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.11)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.65     $9.55
                        =====     =====
Total Return..........  (8.49)%   (4.50)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.67%     1.20%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.09)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.13     $9.20
                         =====     =====
Total Return..........  (10.88)%   (8.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.11%     0.51%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.06)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.12     $9.19
                         =====     =====
Total Return..........  (11.05)%   (8.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%     0.32%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.05)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.11)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.14     $9.22
                         =====     =====
Total Return..........  (10.69)%   (7.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.12%     0.82%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.10)    (0.84)
                         -----     -----
 Total From Investment
            Operations   (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.13     $9.21
                         =====     =====
Total Return..........  (10.81)%   (7.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.30%     0.69%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.15)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.12)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.12)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.68     $9.99
                         =====     =====
Total Return..........   (1.93)%   (0.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.28%     3.11%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.37)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.67     $9.98
                         =====     =====
Total Return..........   (2.11)%   (0.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.55%     2.91%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.13)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.15)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.70    $10.01
                         =====    ======
Total Return..........   (1.63)%    0.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.11%     3.42%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.47)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.69    $10.00
                         =====    ======
Total Return..........   (1.75)%    0.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.03%     3.28%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79    (0.05)
                          ----    -----
 Total From Investment
            Operations    1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.34)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.09   $10.41
                        ======   ======
Total Return..........    9.94%    3.95%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..    1.42%    1.42%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.35%    4.33%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/

                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.44    (0.04)
                          ----    -----
 Total From Investment
            Operations    0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.32)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.32)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.00   $10.40
                        ======   ======
Total Return..........    8.96%    3.85%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..    1.60%    1.60%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.17%    4.16%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/

                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.75    (0.17)
                          ----    -----
 Total From Investment
            Operations    0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.38)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.38)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.03   $10.43
                        ======   ======
Total Return..........    9.47%    4.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..    1.11%    1.11%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.42%    4.79%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/

                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37    (0.04)
                          ----    -----
 Total From Investment
            Operations    0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.36)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.36)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.04   $10.43
                        ======   ======
Total Return..........    9.44%    4.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $850   $1,304
 Ratio of Expenses to
  Average Net Assets..    1.22%    1.23%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.55%    4.52%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.54    $10.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.81)    (0.01)
                         -----     -----
 Total From Investment
            Operations   (0.82)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.02)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.70    $10.54
                         =====    ======
Total Return..........   (7.79)%    0.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $906    $1,320
 Ratio of Expenses to
  Average Net Assets..    1.31%     1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.08)%    0.14%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.53    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.85)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.03     (0.02)
                          ----     -----
 Total From Investment
            Operations   (0.82)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.02)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.69    $10.53
                         =====    ======
Total Return..........   (7.83)%    0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $49    $1,338
 Ratio of Expenses to
  Average Net Assets..    1.49%     1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.30)%   (0.04)%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.58    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.16      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.94)    (0.02)
                         -----     -----
 Total From Investment
            Operations   (0.78)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 Tax Return of Capital
  Distributions.......   (0.01)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.74    $10.58
                         =====    ======
Total Return..........   (7.48)%    0.98%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $202    $1,322
 Ratio of Expenses to
  Average Net Assets..    1.00%     1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.19%     0.31%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.57    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.79      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.63)    (0.01)
                         -----     -----
 Total From Investment
            Operations   (0.84)     0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.69    $10.57
                         =====    ======
Total Return..........   (7.98)%    0.88%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10    $1,322
 Ratio of Expenses to
  Average Net Assets..    1.12%     1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%     0.33%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.36    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)    (0.11)
                         -----     -----
 Total From Investment
            Operations   (0.47)    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.75    $10.36
                         =====    ======
Total Return..........   (4.75)%   (0.93)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $676    $1,296
 Ratio of Expenses to
  Average Net Assets..    0.72%     0.72%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.09%     0.09%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.34    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.48)    (0.12)
                         -----     -----
 Total From Investment
            Operations   (0.49)    (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.71    $10.34
                         =====    ======
Total Return..........   (4.96)%   (1.12)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,344    $1,294
 Ratio of Expenses to
  Average Net Assets..    0.90%     0.90%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.09)%   (0.09)%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)    (0.14)
                         -----     -----
 Total From Investment
            Operations   (0.43)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.17)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.77    $10.37
                         =====    ======
Total Return..........   (4.35)%   (0.83)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,850    $1,302
 Ratio of Expenses to
  Average Net Assets..    0.41%     0.41%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.42%     0.35%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.51)    (0.11)
                         -----     -----
 Total From Investment
            Operations   (0.45)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.16)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.76    $10.37
                         =====    ======
Total Return..........   (4.56)%   (0.83)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $570    $1,298
 Ratio of Expenses to
  Average Net Assets..    0.52%     0.53%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.28%     0.28%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.62   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.40     0.37
                          ----     ----
 Total From Investment
            Operations    0.45     0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.51)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.56   $10.62
                        ======   ======
Total Return..........    3.98%    4.89%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,145   $1,328
 Ratio of Expenses to
  Average Net Assets..    1.31%    1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.36%    0.64%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/

                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.60   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.40     0.36
                          ----     ----
 Total From Investment
            Operations    0.44     0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.49)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.55   $10.60
                        ======   ======
Total Return..........    3.90%    4.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $891   $1,326
 Ratio of Expenses to
  Average Net Assets..    1.49%    1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.19%    0.47%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/

                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.64   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11     0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37     0.31
                          ----     ----
 Total From Investment
            Operations    0.48     0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.58   $10.64
                        ======   ======
Total Return..........    4.29%    5.09%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,056   $1,330
 Ratio of Expenses to
  Average Net Assets..    1.00%    1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.67%    1.18%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/

                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.63   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37     0.37
                          ----     ----
 Total From Investment
            Operations    0.47     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.53)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.63
                        ======   ======
Total Return..........    4.17%    4.99%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $876   $1,330
 Ratio of Expenses to
  Average Net Assets..    1.11%    1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.56%    0.83%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      160




 APPENDIX A


PERFORMANCE RESULTS


The Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LARGECAP S&P 500 INDEX
FUND ADVISORS SELECT/
(1)/                    -22.89  -22.89     N/A    N/A    N/A  -18.28        -22.89
LARGECAP S&P 500 INDEX
FUND ADVISORS
PREFERRED/ (1)/         -22.67  -22.67     N/A    N/A    N/A  -18.14        -22.67
LARGECAP S&P 500 INDEX
FUND SELECT/ (1)/       -22.61  -22.61     N/A    N/A    N/A  -17.99        -22.61
LARGECAP S&P 500 INDEX
FUND PREFERRED/ (1)/    -22.18  -22.18     N/A    N/A    N/A  -17.72        -22.18
Principal Global
Investors S&P 500                                                       -
Index Composite                         -14.86  -0.95    N/A
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59   9.34                -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47   7.85                -22.02

LARGECAP VALUE FUND
ADVISORS SELECT/ (1)/   -13.56  -13.56     N/A    N/A    N/A   -9.03        -13.56
LARGECAP VALUE FUND
ADVISORS PREFERRED/
(1)/                    -13.32  -13.32     N/A    N/A    N/A   -8.87        -13.32
LARGECAP VALUE FUND
SELECT/ (1)/            -13.25  -13.25     N/A    N/A    N/A   -8.71        -13.25
LARGECAP VALUE FUND
PREFERRED/ (1)/         -13.14  -13.14     N/A    N/A    N/A   -8.61        -13.14
Principal Global
Investors Large Cap
Value Composite                          -6.28  -2.78    N/A
 Russell 1000 Value
 Index                  -15.52  -15.52   -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92   -6.01  -0.54   8.63                -18.92

PARTNERS LARGECAP
BLEND FUND ADVISORS
SELECT/ (1)/            -16.96  -16.96     N/A    N/A    N/A  -11.30        -16.96
PARTNERS LARGECAP
BLEND FUND ADVISORS
PREFERRED /(1)/         -16.82  -16.82     N/A    N/A    N/A  -11.12        -16.82
PARTNERS LARGECAP
BLEND FUND SELECT/
(1)/                    -16.61  -16.61     N/A    N/A    N/A  -11.02        -16.61
PARTNERS LARGECAP
BLEND FUND PREFERRED/
(1)/                    -16.52  -16.52     N/A    N/A    N/A  -10.92        -16.52
Federated Core Equity
Composite                                -9.40   5.29    N/A
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59   9.34                -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47   7.85                -22.02

PARTNERS LARGECAP
GROWTH FUND I ADVISORS
SELECT/ (1)/            -28.41  -28.41     N/A    N/A    N/A  -23.62        -28.41
PARTNERS LARGECAP
GROWTH FUND I ADVISORS
PREFERRED/ (1)/         -27.10  -27.10     N/A    N/A    N/A  -22.86        -27.10
PARTNERS LARGECAP
GROWTH FUND I SELECT/
(1)/                    -28.06  -28.06     N/A    N/A    N/A  -23.30        -28.06
PARTNERS LARGECAP
GROWTH FUND I
PREFERRED/ (1)/         -27.87  -27.87     N/A    N/A    N/A  -23.15        -27.87
Morgan Stanley Equity
Growth Composite                        -18.32  -1.65   9.49
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59   9.34                -22.11
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72   6.22                -27.73


 /(1) /Fund's
 inception 12/06/00

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)

                                                                                  -------

                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
LARGECAP S&P 500 INDEX  -12.58
FUND ADVISORS SELECT/
(1)/
LARGECAP S&P 500 INDEX  -12.52
FUND ADVISORS
PREFERRED/ (1)/
LARGECAP S&P 500 INDEX  -12.27
FUND SELECT/ (1)/
LARGECAP S&P 500 INDEX  -12.16
FUND PREFERRED/ (1)/
Principal Global                 -9.44  20.62  28.18  32.89  22.51  37.07   1.05
Investors S&P 500
Index Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LARGECAP VALUE FUND      -7.80
ADVISORS SELECT/ (1)/
LARGECAP VALUE FUND      -7.73
ADVISORS PREFERRED/
(1)/
LARGECAP VALUE FUND      -7.55
SELECT/ (1)/
LARGECAP VALUE FUND      -7.44
PREFERRED/ (1)/
Principal Global                  3.88  -7.12  18.04  28.94  22.18
Investors Large Cap
Value Composite
 Russell 1000 Value      -5.59    7.02   7.35  15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large       -5.37    5.47   6.63  13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

PARTNERS LARGECAP        -7.90
BLEND FUND ADVISORS
SELECT/ (1)/
PARTNERS LARGECAP        -7.57
BLEND FUND ADVISORS
PREFERRED /(1)/
PARTNERS LARGECAP        -7.58
BLEND FUND SELECT/
(1)/
PARTNERS LARGECAP        -7.47
BLEND FUND PREFERRED/
(1)/
Federated Core Equity            -3.31  44.20  20.71  31.30  18.98
Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

PARTNERS LARGECAP       -15.07
GROWTH FUND I ADVISORS
SELECT/ (1)/
PARTNERS LARGECAP       -14.86
GROWTH FUND I ADVISORS
PREFERRED/ (1)/
PARTNERS LARGECAP       -14.75
GROWTH FUND I SELECT/
(1)/
PARTNERS LARGECAP       -14.54
GROWTH FUND I
PREFERRED/ (1)/
Morgan Stanley Equity           -11.00  39.42  21.11  31.40  31.23  45.03   3.18    4.32
Growth Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -23.63  -14.09  39.72  33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category


 /(1) /Fund's
 inception 12/06/00

                        -----------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
PARTNERS LARGECAP
GROWTH FUND II
ADVISORS SELECT/ (1)/   -26.52  -26.52     N/A    N/A    N/A  -24.15        -28.84
PARTNERS LARGECAP
GROWTH FUND II
ADVISORS PREFERRED/
(1)/                    -26.33  -26.33     N/A    N/A    N/A  -23.97        -28.80
PARTNERS LARGECAP
GROWTH FUND II SELECT/
(1)/                    -26.17  -26.17     N/A    N/A    N/A  -23.84        -28.61
LARGECAP GROWTH FUND
PREFERRED/ (1)/         -26.14  -26.14     N/A    N/A    N/A  -23.78        -28.47
American Century Large
Cap Growth Equity
Composite                               -19.97  -1.15   5.59
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84   6.70                -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72   6.22                -27.73

PARTNERS LARGECAP
VALUE FUND ADVISORS
SELECT/ (1)/            -14.14  -14.14     N/A    N/A    N/A   -2.70        -14.14
PARTNERS LARGECAP
VALUE FUND ADVISORS
PREFERRED/ (1)/         -12.10  -12.10     N/A    N/A    N/A   -1.50        -12.10
PARTNERS LARGECAP
VALUE FUND SELECT/
(1)/                    -13.96  -13.96     N/A    N/A    N/A   -2.40        -13.96
PARTNERS LARGECAP
VALUE FUND PREFERRED/
(1)/                    -13.61  -13.61     N/A    N/A    N/A   -2.24        -13.61
Bernstein Diversified
Value Composite                           0.97    N/A    N/A
 Russell 1000 Value
 Index                  -15.52  -15.52   -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92   -6.01  -0.54   8.63                -18.92

 /(1)/ Fund's
 inception 12/06/00

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS LARGECAP       -24.75
GROWTH FUND II
ADVISORS SELECT/ (1)/
PARTNERS LARGECAP       -24.65
GROWTH FUND II
ADVISORS PREFERRED/
(1)/
PARTNERS LARGECAP       -24.54
GROWTH FUND II SELECT/
(1)/
LARGECAP GROWTH FUND    -24.54
PREFERRED/ (1)/
American Century Large          -14.71  34.68  36.77  29.28  14.92  20.35  -1.49    3.76
Cap Growth Equity
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16  38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72  33.56  25.00  18.95  32.27  -2.32   10.31
 Growth Category

PARTNERS LARGECAP         4.96
VALUE FUND ADVISORS
SELECT/ (1)/
PARTNERS LARGECAP         5.14
VALUE FUND ADVISORS
PREFERRED/ (1)/
PARTNERS LARGECAP         5.42
VALUE FUND SELECT/
(1)/
PARTNERS LARGECAP         5.45
VALUE FUND PREFERRED/
(1)/
Bernstein Diversified            13.80
Value Composite
 Russell 1000 Value      -5.59    7.02   7.35  15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large       -5.37    5.47   6.63  13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

 /(1)/ Fund's
 inception 12/06/00

                        -----------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - MIDCAP FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
MIDCAP BLEND FUND
ADVISORS SELECT/
//(1)/                   -9.07   -9.07     N/A    N/A    N/A   -4.44         -9.07
MIDCAP BLEND FUND
ADVISORS PREFERRED/
(1)/                     -8.91   -8.91     N/A    N/A    N/A   -4.23         -8.91
MIDCAP BLEND FUND
SELECT/ (1)/             -8.75   -8.75     N/A    N/A    N/A   -4.11         -8.75
MIDCAP BLEND FUND
PREFERRED/ (1)/          -8.63   -8.63     N/A    N/A    N/A   -3.94         -8.63
Principal Global
Investors Mid Cap                                                       -
Blend Composite                          -0.01   3.30   9.36
 Russell Midcap Index   -16.19  -16.19   -5.04   2.19   9.91                -16.19
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

MIDCAP S&P 400 INDEX
FUND ADVISORS SELECT/
(1)/                    -15.84  -15.84     N/A    N/A    N/A   -7.24        -15.84
MIDCAP S&P 400 INDEX
FUND ADVISORS
PREFERRED/ (1)/         -15.71  -15.71     N/A    N/A    N/A   -7.14        -15.71
MIDCAP S&P 400 INDEX
FUND SELECT/ (1)/       -15.53  -15.53     N/A    N/A    N/A   -6.91        -15.53
MIDCAP S&P 400 INDEX
FUND PREFERRED/ (1)/    -15.44  -15.44     N/A    N/A    N/A   -6.82        -15.44
Principal Global
Investors S&P 400
Index Composite                          -0.79    N/A    N/A
 S&P MidCap 400 Index   -14.53  -14.53   -0.06   6.40  11.95                -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

PARTNERS MIDCAP GROWTH
FUND ADVISORS SELECT
/(1)/                   -32.58  -32.58     N/A    N/A    N/A  -31.02        -32.58
PARTNERS MIDCAP GROWTH
FUND ADVISORS
PREFERRED /(1)/         -31.43  -31.43     N/A    N/A    N/A  -30.40        -31.43
PARTNERS MIDCAP GROWTH
FUND SELECT/ (1)/       -32.19  -32.19     N/A    N/A    N/A  -30.72        -32.19
PARTNERS MIDCAP GROWTH
FUND PREFERRED/ (1)/    -32.05  -32.05     N/A    N/A    N/A  -30.66        -32.05
Turner Midcap Growth
Composite                               -23.70   4.86    N/A
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82   6.70                -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09   6.54                -27.53

PARTNERS MIDCAP VALUE
FUND ADVISORS SELECT
/(1)/                   -10.54  -10.54     N/A    N/A    N/A   -3.53        -10.54
PARTNERS MIDCAP VALUE
FUND ADVISORS
PREFERRED /(1)/          -9.19   -9.19     N/A    N/A    N/A   -2.79         -9.19
PARTNERS MIDCAP VALUE
FUND SELECT/ (1)/       -10.21  -10.21     N/A    N/A    N/A   -3.18        -10.21
PARTNERS MIDCAP VALUE
FUND PREFERRED/ (1)/    -10.10  -10.10     N/A    N/A    N/A   -3.08        -10.10
Neuberger Berman
MidCap Value Composite                    4.31   1.84  11.14
 Russell Midcap Value
 Index                   -9.65   -9.65    3.29   2.95  11.05                 -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91    2.54   3.17  10.26                -12.91

 /(1)/ Fund's
 inception 12/06/00

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999    1998   1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
MIDCAP BLEND FUND        -3.93
ADVISORS SELECT/
//(1)/
MIDCAP BLEND FUND        -3.76
ADVISORS PREFERRED/
(1)/
MIDCAP BLEND FUND        -3.67
SELECT/ (1)/
MIDCAP BLEND FUND        -3.46
PREFERRED/ (1)/
Principal Global                 13.49   12.37    4.72  24.95  18.66  33.39   5.46   -0.26
Investors Mid Cap
Blend Composite
 Russell Midcap Index    -5.63    8.25   18.23   10.10  29.01  19.00  34.46  -2.09   14.30
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

MIDCAP S&P 400 INDEX     -1.53
FUND ADVISORS SELECT/
(1)/
MIDCAP S&P 400 INDEX     -1.45
FUND ADVISORS
PREFERRED/ (1)/
MIDCAP S&P 400 INDEX     -1.17
FUND SELECT/ (1)/
MIDCAP S&P 400 INDEX     -1.06
FUND PREFERRED/ (1)/
Principal Global                 16.41
Investors S&P 400
Index Composite
 S&P MidCap 400 Index    -0.60   17.51   14.72   19.11  32.25  19.20  30.95  -3.58   13.95
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

PARTNERS MIDCAP GROWTH  -28.04
FUND ADVISORS SELECT
/(1)/
PARTNERS MIDCAP GROWTH  -27.85
FUND ADVISORS
PREFERRED /(1)/
PARTNERS MIDCAP GROWTH  -27.75
FUND SELECT/ (1)/
PARTNERS MIDCAP GROWTH  -27.75
FUND PREFERRED/ (1)/
Turner Midcap Growth             -8.10  126.09   26.33  41.77
Composite
 Russell Midcap Growth  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90   63.90   17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

PARTNERS MIDCAP VALUE    -2.52
FUND ADVISORS SELECT
/(1)/
PARTNERS MIDCAP VALUE    -2.43
FUND ADVISORS
PREFERRED /(1)/
PARTNERS MIDCAP VALUE    -2.15
FUND SELECT/ (1)/
PARTNERS MIDCAP VALUE    -2.04
FUND PREFERRED/ (1)/
Neuberger Berman                 29.70    8.04  -10.66  32.66  28.08  35.23  -1.89   16.44
MidCap Value Composite
 Russell Midcap Value     2.34   19.18   -0.11    5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82    7.78    3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

 /(1)/ Fund's
 inception 12/06/00

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
PARTNERS SMALLCAP
GROWTH FUND I ADVISORS
SELECT/ (1)/            -40.98  -40.98     N/A    N/A    N/A  -26.73        -40.98
PARTNERS SMALLCAP
GROWTH FUND I ADVISORS
PREFERRED/ (1)/         -40.82  -40.82     N/A    N/A    N/A  -26.59        -40.82
PARTNERS SMALLCAP
GROWTH FUND I SELECT/
(1)/                    -40.79  -40.79     N/A    N/A    N/A  -26.45        -40.79
PARTNERS SMALLCAP
GROWTH FUND I
PREFERRED/ (1)/         -40.33  -40.33     N/A    N/A    N/A  -26.17        -40.33
Neuberger Berman
SmallCap Growth
Composite                               -29.45    N/A    N/A
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

PARTNERS SMALLCAP
GROWTH FUND II
ADVISORS SELECT/ (1)/   -25.71  -25.71     N/A    N/A    N/A  -27.36        -25.71
PARTNERS SMALLCAP
GROWTH FUND II
ADVISORS PREFERRED
/(1)/                   -25.14  -25.14     N/A    N/A    N/A  -27.04        -25.14
PARTNERS SMALLCAP
GROWTH FUND II SELECT/
(1)/                    -25.20  -25.20     N/A    N/A    N/A  -26.98        -25.20
PARTNERS SMALLCAP
GROWTH FUND II
PREFERRED/ (1)/         -24.90  -24.90     N/A    N/A    N/A  -26.79        -34.90
UBS U.S. Small
Capitalization Growth
Equity Composite                         -3.08   3.38    N/A
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

PARTNERS SMALLCAP
VALUE FUND I ADVISORS
SELECT/ (//2//)/           N/A     N/A     N/A    N/A    N/A     N/A
PARTNERS SMALLCAP
VALUE FUND I ADVISORS
PREFERRED/ (//2//)/        N/A     N/A     N/A    N/A    N/A     N/A
PARTNERS SMALLCAP
VALUE FUND I SELECT/
(//2//)/                   N/A     N/A     N/A    N/A    N/A     N/A
PARTNERS SMALLCAP
VALUE FUND I
PREFERRED/ (//2//)/        N/A     N/A     N/A    N/A    N/A     N/A
JP Morgan SmallCap
Value Composite          -7.85   -7.85    7.44   4.58    N/A                  8.51
 Russell 2000 Value
 Index                  -11.42  -11.42    7.44   2.71  10.85                 14.02
 Morningstar Small
 Value Category         -10.25  -10.25    7.32   2.86  10.28                 17.31

SMALLCAP BLEND FUND
ADVISORS SELECT/ (1)/   -17.51  -17.51     N/A    N/A    N/A   -3.35        -17.51
SMALLCAP BLEND FUND
ADVISORS PREFERRED
/(1)//)/                -17.57  -17.57     N/A    N/A    N/A   -3.24        -17.57
SMALLCAP BLEND FUND
SELECT/ //(1)//)/       -17.57  -17.57     N/A    N/A    N/A   -3.20        -17.57
SMALLCAP BLEND FUND
PREFERRED/(1)/          -17.15  -17.15     N/A    N/A    N/A   -2.90        -17.15
Principal Global
Investors Small
Company Blend
Composite                                -3.18   2.13   9.66
 Russell 2000 Index     -20.48  -20.48   -7.53  -1.36   7.15                -20.48
 Morningstar Small
 Blend Category         -16.17  -16.17    0.97   2.10   7.97                -16.17

 /(//2//)/ Fund's
 inception 12/06/00
 /(//2//)/ Fund's
 inception 12/30/2002

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999    1998   1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
PARTNERS SMALLCAP       -14.43
GROWTH FUND I ADVISORS
SELECT/ (1)/
PARTNERS SMALLCAP       -14.33
GROWTH FUND I ADVISORS
PREFERRED/ (1)/
PARTNERS SMALLCAP       -14.03
GROWTH FUND I SELECT/
(1)/
PARTNERS SMALLCAP       -14.03
GROWTH FUND I
PREFERRED/ (1)/
Neuberger Berman                -28.36  134.28
SmallCap Growth
Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

PARTNERS SMALLCAP       -20.88
GROWTH FUND II
ADVISORS SELECT/ (1)/
PARTNERS SMALLCAP       -20.77
GROWTH FUND II
ADVISORS PREFERRED
/(1)/
PARTNERS SMALLCAP       -20.56
GROWTH FUND II SELECT/
(1)/
PARTNERS SMALLCAP       -20.45
GROWTH FUND II
PREFERRED/ (1)/
UBS U.S. Small                   24.24   45.42  -10.81  22.93  18.54  23.44
Capitalization Growth
Equity Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

PARTNERS SMALLCAP
VALUE FUND I ADVISORS
SELECT/ (//2//)/
PARTNERS SMALLCAP
VALUE FUND I ADVISORS
PREFERRED/ (//2//)/
PARTNERS SMALLCAP
VALUE FUND I SELECT/
(//2//)/
PARTNERS SMALLCAP
VALUE FUND I
PREFERRED/ (//2//)/
JP Morgan SmallCap       22.45    4.56   -4.78
Value Composite
 Russell 2000 Value      22.83   -1.49   -6.45   31.78  21.37  25.75  -1.27  23.84   29.14
 Index
 Morningstar Small       16.98    4.49   -6.99   30.04  25.53  25.13  -0.81  16.72   20.29
 Value Category

SMALLCAP BLEND FUND       6.66
ADVISORS SELECT/ (1)/
SMALLCAP BLEND FUND       6.97
ADVISORS PREFERRED
/(1)//)/
SMALLCAP BLEND FUND       7.07
SELECT/ //(1)//)/
SMALLCAP BLEND FUND       7.20
PREFERRED/(1)/
Principal Global                 19.86   12.50  -11.27  15.89
Investors Small
Company Blend
Composite
 Russell 2000 Index       2.49   -3.02   21.26   -2.55  22.36  16.50  28.45  -1.82   18.88
 Morningstar Small        8.41   12.84   18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

 /(//2//)/ Fund's
 inception 12/06/00
 /(//2//)/ Fund's
 inception 12/30/2002

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS

                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND        2002
                        ---------------------------------------------     --------
SMALLCAP S&P 600 INDEX
FUND ADVISORS SELECT/
(1)/                    -15.60  -15.60    N/A   N/A    N/A   -2.29        -15.60
SMALLCAP S&P 600 INDEX
FUND ADVISORS
PREFERRED/ //(1)/       -15.31  -15.31    N/A   N/A    N/A   -2.04        -15.31
SMALLCAP S&P 600 INDEX
FUND SELECT/(1)/        -15.17  -15.17    N/A   N/A    N/A   -1.88        -15.17
SMALLCAP S&P 600 INDEX
FUND PREFERRED/ //(1)/  -15.08  -15.08    N/A   N/A    N/A   -1.81        -15.08
Principal Global
Investors Small Cap
S&P 600 Index
Composite                               -0.48   N/A    N/A
 S&P SmallCap 600
 Index                  -14.63  -14.63   0.55  2.43   9.70                -14.63
 Morningstar Small
 Blend Category         -16.17  -16.17   0.97  2.10   7.97                -16.17

SMALLCAP VALUE FUND
ADVISORS SELECT/(1)/     -3.36   -3.36    N/A   N/A    N/A    5.90         -3.36
SMALLCAP VALUE FUND
ADVISORS PREFERRED/
//(1)/                   -3.15   -3.15    N/A   N/A    N/A    6.10         -3.15
SMALLCAP VALUE FUND
SELECT/(1)/              -3.05   -3.05    N/A   N/A    N/A    6.24         -3.05
SMALLCAP VALUE FUND
PREFERRED/ //(1)//)/     -2.94   -2.94    N/A   N/A    N/A    6.36         -2.94
Principal Global
Investors Small Cap
Value Composite                          6.17  0.48    N/A
 Russell 2000 Value
 Index                  -11.42  -11.42   7.44  2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25   7.32  2.86  10.28                -10.25

 /(//1//)/ Fund's
 inception 12/06/00

                        ---------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
SMALLCAP S&P 600 INDEX   5.64
FUND ADVISORS SELECT/
(1)/
SMALLCAP S&P 600 INDEX   5.83
FUND ADVISORS
PREFERRED/ //(1)/
SMALLCAP S&P 600 INDEX   6.03
FUND SELECT/(1)/
SMALLCAP S&P 600 INDEX   6.06
FUND PREFERRED/ //(1)/
Principal Global               10.17
Investors Small Cap
S&P 600 Index
Composite
 S&P SmallCap 600        6.54  11.80  12.40  -1.31  25.58  21.32  29.97  -4.77   18.78
 Index
 Morningstar Small       8.41  12.84  18.18  -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

SMALLCAP VALUE FUND      9.33
ADVISORS SELECT/(1)/
SMALLCAP VALUE FUND      9.52
ADVISORS PREFERRED/
//(1)/
SMALLCAP VALUE FUND      9.71
SELECT/(1)/
SMALLCAP VALUE FUND      9.73
PREFERRED/ //(1)//)/
Principal Global               12.05  -8.92  -6.03  33.65  28.44
Investors Small Cap
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

 /(//1//)/ Fund's
 inception 12/06/00

                        ---------------------------------------------------------------

PERFORMANCE RESULTS - FIXED INCOME/STABLE FUNDS

                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE
                         YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2002
                        -------------------------------------------     -------
BOND & MORTGAGE
SECURITIES FUND
ADVISORS SELECT/ (1)/    8.09   8.09    N/A   N/A   N/A    7.82          8.09
BOND & MORTGAGE
SECURITIES FUND
ADVISORS PREFERRED/
(1)/                     8.58   8.58    N/A   N/A   N/A    8.14          8.58
BOND & MORTGAGE
SECURITIES FUND
SELECT/ (1)/             9.38   9.38    N/A   N/A   N/A    8.63          9.38
BOND & MORTGAGE
SECURITIES FUND
PREFERRED/ (1)/          8.81   8.81    N/A   N/A   N/A    8.45          8.81
Principal Global
Investors Multi Sector
Fixed Income Composite                10.10  7.46  7.73
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

CAPITAL PRESERVATION
FUND ADVISORS SELECT/
(2)/                     3.37   3.37    N/A   N/A   N/A    3.54          3.37
CAPITAL PRESERVATION
FUND ADVISORS
PREFERRED/ (2)/          3.56   3.56    N/A   N/A   N/A    3.72          3.56
CAPITAL PRESERVATION
FUND SELECT/ (2)/        3.76   3.76    N/A   N/A   N/A    3.89          3.76
CAPITAL PRESERVATION
FUND PREFERRED/ (2)/     3.88   3.88    N/A   N/A   N/A    4.04          3.88
 Lehman Brothers
 Mutual Fund U.S.
 Govt. 1-3 Year Index    6.28   6.28   7.70  6.63  6.17                  6.28
 Morningstar
 Short-Term Bond
 Category                5.24   5.24   6.62  5.75  5.78                  5.24

GOVERNMENT SECURITIES
FUND ADVISORS SELECT/
(1)/                     7.89   7.89    N/A   N/A   N/A    7.33          7.89
GOVERNMENT SECURITIES
FUND ADVISORS
PREFERRED/ (1)/          7.98   7.98    N/A   N/A   N/A    7.51          7.98
GOVERNMENT SECURITIES
FUND SELECT/ (1)/        8.39   8.39    N/A   N/A   N/A    7.79          8.39
GOVERNMENT SECURITIES
FUND PREFERRED/ (1)/     8.51   8.51    N/A   N/A   N/A    7.91          8.51
Principal Global
Investors Mortgage
Backed Securities
Composite                              9.13  6.99  7.08
 Lehman Brothers
 Mortgage Backed
 Securities Index        8.75   8.75   9.36  7.34  7.27                  8.75
 Morningstar
 Intermediate
 Government Category     9.07   9.07   8.96  6.53  6.49                  9.07

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT/ (1)/   9.07   9.07    N/A   N/A   N/A    8.23          9.07
HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS PREFERRED/
 (1)/                    9.26   9.26    N/A   N/A   N/A    8.41          9.26
HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND SELECT/(1)/         9.47   9.47    N/A   N/A   N/A    8.60          9.47
HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND PREFERRED/(1)/      9.58   9.58    N/A   N/A   N/A    8.81          9.58
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite                              9.66  7.27   N/A
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

 /(1) /Fund's
 inception 12/06/00
 /(2)/ Fund's
 inception 06/15/01

                        -------------------------------------------     -------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)

                                                                              -------

                        2001   2000   1999   1998  1997   1996  1995   1994    1993
                        -------------------------------------------------------------
BOND & MORTGAGE          6.76
SECURITIES FUND
ADVISORS SELECT/ (1)/
BOND & MORTGAGE          6.94
SECURITIES FUND
ADVISORS PREFERRED/
(1)/
BOND & MORTGAGE          7.05
SECURITIES FUND
SELECT/ (1)/
BOND & MORTGAGE          7.24
SECURITIES FUND
PREFERRED/ (1)/
Principal Global               12.00  -0.57  7.97  10.16  3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers         8.42  11.63  -0.82  8.69   9.65  3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar             7.36   9.45  -1.22  7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

CAPITAL PRESERVATION
FUND ADVISORS SELECT/
(2)/
CAPITAL PRESERVATION
FUND ADVISORS
PREFERRED/ (2)/
CAPITAL PRESERVATION
FUND SELECT/ (2)/
CAPITAL PRESERVATION
FUND PREFERRED/ (2)/
 Lehman Brothers         8.53   8.17   2.97  6.97   6.65  5.08  10.84   0.52    5.39
 Mutual Fund U.S.
 Govt. 1-3 Year Index
 Morningstar             7.32   8.14   2.12  6.28   6.51  4.35  11.48  -0.86    6.86
 Short-Term Bond
 Category

GOVERNMENT SECURITIES    6.27
FUND ADVISORS SELECT/
(1)/
GOVERNMENT SECURITIES    6.55
FUND ADVISORS
PREFERRED/ (1)/
GOVERNMENT SECURITIES    6.73
FUND SELECT/ (1)/
GOVERNMENT SECURITIES    6.84
FUND PREFERRED/ (1)/
Principal Global               11.08   0.22  7.62   9.97  3.90  19.10  -4.41    9.21
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers         8.22  11.16   1.85  6.97   9.49  5.36  16.80  -1.61    6.84
 Mortgage Backed
 Securities Index
 Morningstar             6.84  10.76  -1.44  7.45   8.45  2.80  16.42  -4.02    8.03
 Intermediate
 Government Category

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT/ (1)/  -6.62
HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS PREFERRED/     6.80
 (1)/
HIGH QUALITY             6.98
INTERMEDIATE-TERM BOND
FUND SELECT/(1)/
HIGH QUALITY             7.30
INTERMEDIATE-TERM BOND
FUND PREFERRED/(1)/
Principal Global               10.71  -0.57  8.28   9.32
Investors Multi Sector
High Qual. Fixed Inc.
Composite
 Lehman Brothers         8.42  11.63  -0.82  8.69   9.65  3.63  13.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar             7.36   9.45  -1.22  7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

 /(1) /Fund's
 inception 12/06/00
 /(2)/ Fund's
 inception 06/15/01

                        -------------------------------------------------------------

PERFORMANCE RESULTS - FIXED INCOME/STABLE FUNDS

                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE
                         YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2002
                        -------------------------------------------     -------
HIGH QUALITY LONG-TERM
BOND FUND ADVISORS
SELECT/ (1)/            10.37  10.37    N/A   N/A   N/A    8.44         10.37
HIGH QUALITY LONG-TERM
BOND FUND ADVISORS
PREFERRED/ (1)/         10.57  10.57    N/A   N/A   N/A    8.62         10.57
HIGH QUALITY LONG-TERM
BOND FUND SELECT/ (1)/  10.78  10.78    N/A   N/A   N/A    8.81         10.78
HIGH QUALITY LONG-TERM
BOND FUND PREFERRED/
(1)/                    10.92  10.92    N/A   N/A   N/A    8.84         10.92
Principal Global
Investors Long Term
Fixed Income Composite                 9.91  6.30   N/A
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index             14.81  14.81  12.67  8.10  9.03                 14.81
 Morningstar Long-Term
 Bond Category           8.60   8.60   8.74  5.89  6.97                  8.60

HIGH QUALITY
SHORT-TERM BOND FUND
ADVISORS SELECT/ (1)/    6.98   6.98    N/A   N/A   N/A    7.03          6.98
HIGH QUALITY
SHORT-TERM BOND FUND
ADVISORS PREFERRED/
(1)/                     7.37   7.37    N/A   N/A   N/A    7.36          7.37
HIGH QUALITY
SHORT-TERM BOND FUND
SELECT/ (1)/             6.55   6.55    N/A   N/A   N/A    7.05          6.55
HIGH QUALITY
SHORT-TERM BOND FUND
PREFERRED/ (1)/          7.50   7.50    N/A   N/A   N/A    7.56          7.50
Principal Global
Investors Limited Term
Fixed Income Composite                 7.99  6.33   N/A
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index     8.12   8.12   8.68  7.12  6.62                  8.12
 Morningstar
 Short-Term Bond
 Category                5.24   5.24   6.62  5.75  5.78                  5.24

MONEY MARKET FUND
ADVISORS SELECT/ (1)/    0.72   0.72    N/A   N/A   N/A    2.12          0.72
MONEY MARKET FUND
ADVISORS PREFERRED/
(1)/                     0.91   0.91    N/A   N/A   N/A    2.30          0.91
MONEY MARKET FUND
SELECT/ (1)/             1.10   1.10    N/A   N/A   N/A    2.50          1.10
MONEY MARKET FUND
PREFERRED/ (1)/          1.23   1.23    N/A   N/A   N/A    2.62          1.23
Principal Global
Investors Money Market
Composite                              4.08  4.41  4.39

 /(1) /Fund's
 inception 12/06/00

                        -------------------------------------------     -------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998   1997   1996  1995   1994    1993
                        -------------------------------------------------------------
HIGH QUALITY LONG-TERM  5.35
BOND FUND ADVISORS
SELECT/ (1)/
HIGH QUALITY LONG-TERM  5.53
BOND FUND ADVISORS
PREFERRED/ (1)/
HIGH QUALITY LONG-TERM  5.71
BOND FUND SELECT/ (1)/
HIGH QUALITY LONG-TERM  5.73
BOND FUND PREFERRED/
(1)/
Principal Global              10.40  -7.41  10.39   4.85
Investors Long Term
Fixed Income Composite
 Lehman Brothers Long   7.26  16.16  -7.64  11.76  14.52  0.13  29.93  -7.10   16.17
 Term Gov't./Credit
 Bond Index
 Morningstar Long-Term  7.51   9.26  -2.78   6.51  10.53  3.54  21.33  -6.13   13.34
 Bond Category

HIGH QUALITY            6.44
SHORT-TERM BOND FUND
ADVISORS SELECT/ (1)/
HIGH QUALITY            6.71
SHORT-TERM BOND FUND
ADVISORS PREFERRED/
(1)/
HIGH QUALITY            6.89
SHORT-TERM BOND FUND
SELECT/ (1)/
HIGH QUALITY            7.01
SHORT-TERM BOND FUND
PREFERRED/ (1)/
Principal Global               8.81   1.05   6.79   6.64  4.88
Investors Limited Term
Fixed Income Composite
 Lehman Brothers        9.03   8.91   2.09   7.63   7.13  4.67  12.88  -0.72    7.10
 Mutual Fund 1-5
 Gov't./Credit Index
 Morningstar            7.32   8.14   2.12   6.28   6.51  4.35  11.48  -0.86    6.86
 Short-Term Bond
 Category

MONEY MARKET FUND       3.28
ADVISORS SELECT/ (1)/
MONEY MARKET FUND       3.44
ADVISORS PREFERRED/
(1)/
MONEY MARKET FUND       3.65
SELECT/ (1)/
MONEY MARKET FUND       3.78
PREFERRED/ (1)/
Principal Global               6.21   4.71   5.13   5.10  4.95   5.53   3.69    2.59
Investors Money Market
Composite

 /(1) /Fund's
 inception 12/06/00

                        -------------------------------------------------------------

PERFORMANCE RESULTS - BALANCED/ASSET ALLOCATION FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LIFETIME STRATEGIC
INCOME FUND ADVISORS
SELECT /(1)/             -2.42   -2.42     N/A    N/A   N/A    -0.72         -2.42
LIFETIME STRATEGIC
INCOME FUND ADVISORS
PREFERRED /(1)/          -2.25   -2.25     N/A    N/A   N/A    -0.53         -2.25
LIFETIME STRATEGIC
INCOME FUND SELECT/
(1)/                     -2.06   -2.06     N/A    N/A   N/A    -0.33         -2.06
LIFETIME STRATEGIC
INCOME FUND PREFERRED/
(1)/                     -1.94   -1.94     N/A    N/A   N/A    -0.19         -1.94
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -11.88
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                   8.42
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -4.01

LIFETIME 2010 FUND
ADVISORS SELECT /(1)/    -5.07   -5.07     N/A    N/A   N/A    -2.67         -5.07
LIFETIME 2010 FUND
ADVISORS PREFERRED/
(1)/                     -4.89   -4.89     N/A    N/A   N/A    -2.48         -4.89
LIFETIME 2010 FUND
SELECT/ (1)/             -4.71   -4.71     N/A    N/A   N/A    -2.27         -4.71
LIFETIME 2010 FUND
PREFERRED/ (1)/          -4.70   -4.70     N/A    N/A   N/A    -2.20         -4.70
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -4.01

LIFETIME 2020 FUND
ADVISORS SELECT/ (1)/    -7.68   -7.68     N/A    N/A   N/A    -4.19         -7.68
LIFETIME 2020 FUND
ADVISORS PREFERRED/
(1)/                     -7.51   -7.51     N/A    N/A   N/A    -4.01         -7.51
LIFETIME 2020 FUND
SELECT/ (1)/             -7.34   -7.34     N/A    N/A   N/A    -3.86         -7.34
LIFETIME 2020 FUND
PREFERRED/ (1)/          -7.24   -7.24     N/A    N/A   N/A    -3.74         -7.24
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2030 FUND
ADVISORS SELECT/ (1)/   -10.72  -10.72     N/A    N/A   N/A    -6.45        -10.72
LIFETIME 2030 FUND
ADVISORS PREFERRED/
(1)/                    -10.46  -10.46     N/A    N/A   N/A    -6.22        -10.46
LIFETIME 2030 FUND
SELECT/ (1)/            -10.39  -10.39     N/A    N/A   N/A    -6.08        -10.39
LIFETIME 2030 FUND
PREFERRED/ (1)/         -10.28  -10.28     N/A    N/A   N/A    -5.96        -10.28
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2040 FUND
ADVISORS SELECT/ (1)/   -13.25  -13.25     N/A    N/A   N/A    -6.97        -13.25
LIFETIME 2040 FUND
ADVISORS PREFERRED/
(1)/                    -13.09  -13.09     N/A    N/A   N/A    -6.78        -13.09
LIFETIME 2040 FUND
SELECT/ (1)/            -13.03  -13.03     N/A    N/A   N/A    -6.65        -13.03
LIFETIME 2040 FUND
PREFERRED/ (1)/         -12.82  -12.82     N/A    N/A   N/A    -6.47        -12.82
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

 /(1) /Fund's
 inception 03/01/01

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LIFETIME STRATEGIC
INCOME FUND ADVISORS
SELECT /(1)/
LIFETIME STRATEGIC
INCOME FUND ADVISORS
PREFERRED /(1)/
LIFETIME STRATEGIC
INCOME FUND SELECT/
(1)/
LIFETIME STRATEGIC
INCOME FUND PREFERRED/
(1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2010 FUND
ADVISORS SELECT /(1)/
LIFETIME 2010 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2010 FUND
SELECT/ (1)/
LIFETIME 2010 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2020 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2020 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2020 FUND
SELECT/ (1)/
LIFETIME 2020 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2030 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2030 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2030 FUND
SELECT/ (1)/
LIFETIME 2030 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2040 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2040 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2040 FUND
SELECT/ (1)/
LIFETIME 2040 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

 /(1) /Fund's
 inception 03/01/01

                        ----------------------------------------------------------------

PERFORMANCE RESULTS - BALANCED/ASSET ALLOCATION FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LIFETIME 2050 FUND
ADVISORS SELECT /(1)/   -16.31  -16.31     N/A    N/A   N/A   -10.06        -16.31
LIFETIME 2050 FUND
ADVISORS PREFERRED/
(1)/                    -16.26  -16.26     N/A    N/A   N/A    -9.94        -16.26
LIFETIME 2050 FUND
SELECT/ (1)/            -16.01  -16.01     N/A    N/A   N/A    -9.76        -16.01
LIFETIME 2050 FUND
PREFERRED/ (1)/         -15.91  -15.91     N/A    N/A   N/A    -9.64        -15.91
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

 /(1) /Fund's
 inception 03/01/01

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LIFETIME 2050 FUND
ADVISORS SELECT /(1)/
LIFETIME 2050 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2050 FUND
SELECT/ (1)/
LIFETIME 2050 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Large      -13.68  -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

 /(1) /Fund's
 inception 03/01/01

                        ----------------------------------------------------------------



PERFORMANCE RESULTS - REAL ESTATE FUNDS

                              AVERAGE ANNUAL PERFORMANCE
                              (THROUGH DECEMBER 31, 2002)

                                                         LIFE
                        YTD   1 YR  3 YR   5 YR  10 YR  OF FUND       2002
                        -----------------------------------------     ------
REAL ESTATE FUND
ADVISORS SELECT /(1)/   7.05  7.05    N/A   N/A   N/A    8.79         7.05
REAL ESTATE FUND
ADVISORS PREFERRED
/(1)/                   7.97  7.97    N/A   N/A   N/A    9.34         7.97
REAL ESTATE FUND
SELECT/ (1)/            7.52  7.52    N/A   N/A   N/A    9.22         7.52
REAL ESTATE FUND
PREFERRED/ (1)/         7.56  7.56    N/A   N/A   N/A    9.25         7.56
Principal Capital -
REI Real Estate
Composite                           15.47  6.07   N/A
 Morgan Stanley REIT
 Index                  3.64  3.64  14.02  3.30   N/A                 3.64
 Morningstar Specialty
 - Real Estate
 Category               4.10  4.10  12.89  2.99  8.86                 4.10

 /(1) /Fund's
 inception 12/06/00

                        -----------------------------------------     ------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                        2001   2000   1999    1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
REAL ESTATE FUND         7.49
ADVISORS SELECT /(1)/
REAL ESTATE FUND         7.68
ADVISORS PREFERRED
/(1)/
REAL ESTATE FUND         7.88
SELECT/ (1)/
REAL ESTATE FUND         7.92
PREFERRED/ (1)/
Principal Capital -            31.15  -3.01  -10.20  19.83
REI Real Estate
Composite
 Morgan Stanley REIT    12.83  26.81  -4.55  -16.90  18.58  35.89  12.90
 Index
 Morningstar Specialty   8.93  25.83  -3.35  -15.79  23.05  31.68  15.17  -0.62   21.11
 - Real Estate
 Category

 /(1) /Fund's
 inception 12/06/00

                        ----------------------------------------------------------------

PERFORMANCE RESULTS - INTERNATIONAL STOCK FUNDS

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
INTERNATIONAL FUND I
ADVISORS SELECT/ (1)/   -17.13  -17.13     N/A    N/A   N/A   -19.11        -17.13
INTERNATIONAL FUND I
ADVISORS PREFERRED/
(1)/                    -16.84  -16.84     N/A    N/A   N/A   -18.87        -16.84
INTERNATIONAL FUND I
SELECT/ (1)/            -16.68  -16.68     N/A    N/A   N/A   -18.73        -16.68
INTERNATIONAL FUND I
PREFERRED/ (1)/         -16.34  -16.34     N/A    N/A   N/A   -18.57        -16.34
Principal Global
Investors
International Broad
Markets
Composite                               -16.13  -3.62  6.50
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93  3.98                 -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09  4.86                 -16.35

INTERNATIONAL FUND II
ADVISORS SELECT/ (1)/   -16.84  -16.84     N/A    N/A   N/A   -18.91        -16.84
INTERNATIONAL FUND II
ADVISORS PREFERRED/
(1)/                    -13.78  -13.78     N/A    N/A   N/A   -17.36        -13.78
INTERNATIONAL FUND II
SELECT/ (1)/            -16.46  -16.46     N/A    N/A   N/A   -18.58        -16.46
INTERNATIONAL FUND II
PREFERRED/ (1)/         -16.35  -16.35     N/A    N/A   N/A   -18.54        -16.35
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93  3.98                 -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09  4.86                 -16.35

 /(1) /Fund's
 inception 12/06/00

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
INTERNATIONAL FUND I    -24.95
ADVISORS SELECT/ (1)/
INTERNATIONAL FUND I    -24.76
ADVISORS PREFERRED/
(1)/
INTERNATIONAL FUND I    -24.70
SELECT/ (1)/
INTERNATIONAL FUND I    -24.76
PREFERRED/ (1)/
Principal Global                 -7.57  25.78  10.47  12.43  24.54  14.07  -2.38   44.82
Investors
International Broad
Markets
Composite
 MSCI EAFE (Europe,     -21.44  -14.17  26.96  20.00   1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49  13.00   5.43  12.39   9.82  -0.40   36.71
 Stock Category

INTERNATIONAL FUND II   -21.75
ADVISORS SELECT/ (1)/
INTERNATIONAL FUND II   -21.51
ADVISORS PREFERRED/
(1)/
INTERNATIONAL FUND II   -21.46
SELECT/ (1)/
INTERNATIONAL FUND II   -21.46
PREFERRED/ (1)/
 MSCI EAFE (Europe,     -21.44  -14.17  26.96  20.00   1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49  13.00   5.43  12.39   9.82  -0.40   36.71
 Stock Category

 /(1) /Fund's
 inception 12/06/00

                        -----------------------------------------------------------------

LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization-weighted index of the stocks in the S&P SmallCap 600 Index having the lowest book to price ratios. The index consists of approximately half of the S&P SmallCap 600 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

 ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share or that the Capital Preservation

Fund will be able to maintain a stable share price of $10.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                                  CLASS J


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS



Fund Descriptions.......................................................4

 Stable Funds
  Capital Preservation Fund.............................................6

  High Quality Short-Term Bond Fund.....................................10

  Money Market Fund.....................................................12


 Conservative Funds
  Bond & Mortgage Securities Fund.......................................14

  Government Securities Fund............................................16

  High Quality Intermediate-Term Bond Fund..............................18

  High Quality Long-Term Bond Fund......................................20


 Moderate Funds
  Balanced Fund.........................................................22

  LargeCap Growth Fund..................................................26

  LargeCap S&P 500 Index Fund...........................................28

  LargeCap Value Fund...................................................30

  MidCap Value Fund.....................................................32

  Partners LargeCap Blend Fund..........................................34


  Partners LargeCap Blend Fund I........................................24

  Partners LargeCap Growth Fund.........................................


  Partners LargeCap Growth Fund I.......................................36

  Partners LargeCap Growth Fund II......................................38

  Partners LargeCap Value Fund..........................................40

  Partners MidCap Value Fund............................................42


 Aggressive Funds
  MidCap Blend Fund.....................................................44

  MidCap Growth Fund....................................................46

  MidCap S&P 400 Index Fund.............................................48

  Partners MidCap Blend Fund............................................50

  Partners MidCap Growth Fund...........................................52

  Partners SmallCap Growth Fund I.......................................54

  Partners SmallCap Growth Fund II......................................56

  Partners SmallCap Value Fund..........................................58

  Real Estate Fund......................................................60

  SmallCap Blend Fund...................................................62

  SmallCap Growth Fund..................................................64

  SmallCap S&P 600 Index Fund...........................................66

  SmallCap Value Fund...................................................68

 Dynamic Funds
  International Emerging Markets Fund...................................74

  International Fund I..................................................76

  International Fund II.................................................78

  International SmallCap Fund...........................................80

 Principal LifeTime Funds
  Principal LifeTime 2010 Fund..........................................86

  Principal LifeTime 2020 Fund..........................................88

  Principal LifeTime 2030 Fund..........................................90

  Principal LifeTime 2040 Fund..........................................92

  Principal LifeTime 2050 Fund..........................................94

  Principal LifeTime Strategic Income Fund..............................96


General Information

 The Costs of Investing................................................. 98

 Certain Investment Strategies and Related Risks........................ 99

 Management, Organization and Capital Structure......................... 103

 Pricing of Fund Shares................................................. 114

 Purchase of Fund Shares................................................ 115

 How to Redeem (Sell) Shares............................................ 117

 How to Exchange Shares Among Principal Investors Funds................. 119

 Dividends and Distributions............................................ 120

 General Information About a Fund Account............................... 122

 Financial Highlights................................................... 123

Appendix A..............................................................147

Additional Information..................................................146

The Principal Investors Funds have been divided into categories. The working definition of each category is shown below:


STABLE
Investment options that historically have had lower earnings over longer periods of time and have not changed much in value over short periods of time as compared to the other categories. Examples are money market, some short-term bond and stable value investment options.

CONSERVATIVE
Investments, including government securities, mortgage-backed securities, and corporate bonds, that change in value as interest rates change. They are generally less volatile than stocks.

MODERATE
In general, these are stocks of large U.S. companies. In the past, they have been more volatile than corporate and government bonds. Balanced investments (that include both stocks and bonds) are also considered to be moderate investment options.

AGGRESSIVE
Although there are exceptions, these investments are generally stocks of small and medium-size U.S. companies. These investments can change in value very quickly over short time periods.

DYNAMIC
In general, theses are stocks of foreign companies. These investments have additional risks associated with foreign investing, such as currency risk, and can change in value very quickly over short-term periods.

PRINCIPAL LIFETIME
The Principal LifeTime Funds invest in a combination of Principal Investors Funds (the underlying funds). Each Principal LifeTime Fund may invest in the equity, fixed-income and money market funds and allocates its assets among the underlying funds according to an asset allocation strategy. The Principal LifeTime Strategic Income Fund is designed for investors already in retirement. Each of the other Principal LifeTime Funds seek to become increasingly conservative as the Fund approaches its target retirement date.
   For example: The Principal LifeTime 2030 Fund, with a target retirement year that is nearly 30 years away, has a relatively aggressive target asset allocation. The Principal LifeTime 2010 Fund, with a target retirement year that is less than ten years away, has a relatively conservative target asset allocation.

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.


The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Ark Asset Management Co., Inc. ("Ark Asset")
.. Federated Investment Management Company ("Federated")
.. Goldman Sachs Assets Management ("GSAM")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Capital Real Estate Investors, LLC ("Principal Capital - REI")*
.. Putnam Investment Management, LLC ("Putnam")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")

  * Principal Management Corporation, Principal, Principal Capital - REI, Princor and Principal Life are members of the Principal Financial Group/(R)/.



CLASS J SHARES
Class J shares of each of these Funds are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation ("Princor")* who are also employees of
  Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. Princor selling Class J shares as a result of certain plan or contract terminations; and
.. selected broker/dealers selling Class J shares in conjunction with the Principal Income IRA.

Class J shares are offered only:
.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life; and
.. to customers of Principal Connection.

Class J shares of the Capital Preservation Fund are offered only to fund an Individual Retirement Account (IRA), Simplified Employee Pension ("SEP") plan and Savings Incentive Match Plan for Employees ("SIMPLE").


For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.


In the description for each Fund, there is important information about the
Fund's:



MAIN STRATEGIES AND RISKS

These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.



FEES AND EXPENSES

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CAPITAL PRESERVATION FUND
The Fund seeks a high level of current income while seeking to maintain a stable value per share.


MAIN STRATEGIES

The Fund pursues its investment objective by investing in a diversified portfolio of investment grade fixed-income securities, money market instruments, futures, options and other instruments and by entering into contracts ("wrapper agreements") with financial institutions, such as banks and insurance companies. Under most circumstances and over most time periods, the combination of portfolio securities and wrapper agreements is expected to provide:
.. a constant net asset value per share, and .. a rate of return that is higher than most money market mutual funds.
However, there is no guarantee that either of these goals will be achieved.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities of short to intermediate term maturities rated, at the time of purchase, in one of the top four categories by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if not rated, in the opinion of the Sub-Advisor, Principal, are of comparable quality. In the event that a particular security is downgraded after purchase, Principal will determine if it should be maintained in the portfolio or sold. Under normal circumstances, the Fund will not maintain more than 5% of its assets in non-investment grade fixed-income securities.


The rest of the Fund's assets are invested in: cash or other liquid assets; futures contracts; repurchase agreements; swap agreements; options; when-issued securities; delayed delivery securities; and wrapper agreements. Principal may also use certain financing techniques such as reverse repurchase agreements. Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The average portfolio duration of the Fund normally ranges from 2 to 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change in 1% of the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


MAIN RISKS
All fixed-income securities have certain risks:
.. credit risk - the possibility that the issuer does not make timely payments of principle or interest;
.. interest rate risk - the possibility that the price of the security fluctuates due to changing interest rates; and

.. income risk - the possibility that the Fund's income will decline when its assets are reinvested when market interest rates are falling.

The value of the securities owned by the Fund fluctuates based on these risks. Principal attempts to manage the Fund's assets to minimize these risks. In addition, the Fund invests in wrapper agreements. It is expected that under normal circumstances, the value of the wrapper agreements will fluctuate in inverse proportion to the fluctuations in the value of the securities owned by the Fund. However, there is no assurance that the Fund will be able to maintain a stable value per share.


A wrapper agreement is a contract that, under specified circumstances, requires that the wrap provider maintain a stable book value on a portion of the Fund's assets. The book value of those assets is: purchase price of the assets plus interest on those assets at a crediting rate specified in the wrapper agreement less an adjustment for impaired investments.


The Fund pays premiums to purchase wrapper agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in the securities owned by the Fund. The wrapper may not protect the Fund if:
.. an issuer of a portfolio security defaults on payment of principal or interest;
.. the issuer of a wrapper agreement defaults on its obligations;
.. the Fund is not able to obtain a wrapper agreement for all assets it owns; or .. the Board of Directors determines that a wrapper agreement should be valued at a lower value than would be sufficient to maintain the Fund's stable value per share.

Any of these circumstances could result in a decline in the net asset value of a share of the Fund. Principal may use various investment techniques to reduce the Fund's risks, but there is no guarantee that the strategies will work as intended.

The Fund is not a money market fund. Assets of the Fund have longer average maturities than those of a money market fund. Because a money market fund has a shorter average maturity, its yield more closely tracks current market rates than the Fund's. In a rising interest rate environment, a money market fund's yield will rise more quickly than that of the Fund. However, in a falling interest rate environment, the money market's yield may fall more quickly than the Fund's. Over the long-term, fixed-income securities such as those purchased by the Fund have historically offered higher yields than short-term investments.


The nature of the Fund's investments - particularly the wrapper agreements - is intended to stabilize the value per share. However, as with all mutual funds, the value of the Fund's shares may rise or fall. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market funds over most time periods. It is not in itself a balanced investment plan.

Investors should consider their investment objective and tolerance for risk when making an investment decision. A plan offering investments in the Fund must impose certain restrictions on the ability of a plan participant to exchange shares for similar investment options.



The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO

2002    3.12


                              The Fund's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q3 '01  0.89%
                               LOWEST  Q4 '02  0.71%


 Year-to-date return as of December 31, 2002 for Class J is 3.12%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)             2.12           N/A           N/A            3.28
     (AFTER TAXES ON
     DISTRIBUTIONS)....     0.90           N/A           N/A            1.99
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     1.29           N/A           N/A            1.99
 Lehman Brothers Mutual
 Fund U.S. Govt. 1-3
 Year Index............     6.28          6.63          6.17
 Morningstar Short-Term
 Bond Category.........     5.24          5.75          5.78
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was June 15, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES**

                                             CLASS J
 Management Fees....................          0.52
 12b-1 Fees.........................          0.50
 Wrapper Agreement Premiums*........          0.12
 Other Expenses.....................          0.73
                                              ----
       TOTAL FUND OPERATING EXPENSES          1.87

 *The Manager has contractually agreed to reimburse the Fund for wrapper agreement premium expenses to the extent such premium expenses exceed, on an annualized basis, 0.08% of the Fund's average daily net assets. Such reimbursement will not exceed, on an annualized basis, 0.04% of the Fund's average daily net assets.
 *
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $293     $588     $1,011     $2,190       $190     $588     $1,011     $2,190



HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    6.77


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '01  3.72%
                              LOWEST  Q4 '01 -1.25%


Year-to-date return as of December 31, 2002 for Class J is 6.77%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)             5.77           N/A           N/A            5.84
     (AFTER TAXES ON
     DISTRIBUTIONS)....     4.36           N/A           N/A            3.98
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     3.51           N/A           N/A            3.74
 Lehman Brothers Mutual
 Fund 1-5 Gov't./Credit
 Index ................     8.12          7.12          6.62
 Morningstar Short-Term
 Bond Category.........     5.24          5.75          5.78
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          0.40
 12b-1 Fees.........................          0.50
 Other Expenses.....................          0.86
                                              ----
       TOTAL FUND OPERATING EXPENSES          1.76

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $282     $554     $954      $2,073        $179     $554     $954       $2,073

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    0.53


                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754


Year-to-date return as of December 31, 2002 for Class J is 0.53%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...............     -0.47         N/A            N/A             1.55
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.40
 12b-1 Fees........................          0.50
 Other Expenses....................          0.49
                                             ----
      TOTAL FUND OPERATING EXPENSES          1.39

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.35%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $245     $440     $761     $1,669          $142    $440     $761     $1,669

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or
  Federal Government) or the United Kingdom payable in U.S. dollars.
The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    8.22


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '02  4.03%
                              LOWEST  Q4 '01 -0.69%


Year-to-date return as of December 31, 2002 for Class J is 8.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)              7.22          N/A           N/A            6.57
     (AFTER TAXES ON
     DISTRIBUTIONS)....      5.67          N/A           N/A            4.78
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...      4.39          N/A           N/A            4.36
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees...................           0.55
 12b-1 Fees........................           0.50
 Other Expenses....................           0.75
                                              ----
       TOTAL FUND OPERATING EXPENSES          1.80

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $286     $566     $975       $2,116       $183     $566     $975       $2,116

GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.



The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    7.75


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '01  3.93%
                              LOWEST  Q4 '01 -0.50%


Year-to-date return as of December 31, 2002 for Class J is 7.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)             6.75           N/A           N/A            6.54
     (AFTER TAXES ON
     DISTRIBUTIONS)....     5.05           N/A           N/A            4.73
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     4.11           N/A           N/A            4.34
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          0.40
 12b-1 Fees.........................          0.50
 Other Expenses.....................          0.77
                                              ----
       TOTAL FUND OPERATING EXPENSES          1.67

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $273     $526     $907       $1,976       $170     $526     $907       $1,976

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    8.71


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '02  4.46%
                              LOWEST  Q4 '01 -0.74%


Year-to-date return as of December 31, 2002 for Class J is 8.71%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)              7.71          N/A           N/A            6.91
     (AFTER TAXES ON
     DISTRIBUTIONS)....      5.99          N/A           N/A            4.89
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...      4.68          N/A           N/A            4.52
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          0.40
 12b-1 Fees.........................          0.50
 Other Expenses.....................          1.10
                                              ----
       TOTAL FUND OPERATING EXPENSES          2.00

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $306     $627     $1,078     $2,327       $203     $627     $1,078     $2,327

HIGH QUALITY LONG-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in long-term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e., less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally is greater than six years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the Fund's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    10.24


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '02  5.91%
                              LOWEST  Q1 '02  -0.97%


Year-to-date return as of December 31, 2002 for Class J is 10.24%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)              9.24          N/A           N/A            7.25
     (AFTER TAXES ON
     DISTRIBUTIONS)....      7.41          N/A           N/A            5.16
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...      5.61          N/A           N/A            4.75
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03
 Morningstar Long-Term
 Bond Category.........      8.60         5.89          6.97
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          0.40
 12b-1 Fees.........................          0.50
 Other Expenses.....................          1.43
                                              ----
       TOTAL FUND OPERATING EXPENSES          2.33

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                                 1        3          5         10       1        3          5         10
 CLASS J                    $339     $727     $1,245     $2,666       $236     $727     $1,245     $2,666

BALANCED FUND
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

MAIN STRATEGIES

The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.



MAIN RISKS

The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Fund invests in both stocks and bonds, the Fund may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -12.94


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   5.46%
                              LOWEST  Q3 '02  -9.74%


Year-to-date return as of December 31, 2002 for Class J is -12.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)            -13.80          N/A           N/A           -8.42
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -14.21          N/A           N/A           -8.92
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -8.47          N/A           N/A           -6.91
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          0.50
 12b-1 Fees.........................          0.50
 Other Expenses.....................          1.10
                                              ----
       TOTAL FUND OPERATING EXPENSES          2.10

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $316     $658     $1,129     $2,431       $213     $658     $1,129     $2,431

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -28.97


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   13.49%
                              LOWEST  Q3 '01  -18.77%


Year-to-date return as of December 31, 2002 for Class J is -28.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -29.68          N/A           N/A            -22.77
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -29.68          N/A           N/A            -22.77
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -18.23          N/A           N/A            -17.79
 Russell 1000 Growth
 Index ................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.55
 12b-1 Fees........................          0.50
 Other Expenses....................          1.42
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.47

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.65%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $353     $770     $1,316     $2,806       $250     $770     $1,316     $2,806

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -22.97


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   10.02%
                              LOWEST  Q3 '02  -17.49%


Year-to-date return as of December 31, 2002 for Class J is -22.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -23.74          N/A           N/A            -16.83
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -23.81          N/A           N/A            -16.90
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -14.57          N/A           N/A            -13.27
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.15
 12b-1 Fees........................          0.50
 Other Expenses....................          0.79
                                             ----
      TOTAL FUND OPERATING EXPENSES          1.44

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.20%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $250     $456     $787       $1,724       $147     $456     $787       $1,724

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -13.72


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    6.55%
                              LOWEST  Q3 '02  -15.25%


Year-to-date return as of December 31, 2002 for Class J is -13.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -14.58          N/A            N/A           -10.02
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -14.61          N/A            N/A           -10.06
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -8.95          N/A            N/A            -7.96
 Russell 1000 Value
 Index ................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.45
 12b-1 Fees........................          0.50
 Other Expenses....................          1.73
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.68

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.65%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $373     $832     $1,420     $3,012       $271     $832     $1,420     $3,012

MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


 2002   -8.95

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   10.95%
                              LOWEST  Q3 '02  -12.89%


Year-to-date return as of December 31, 2002 for Class J is -8.95%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)             -9.85          N/A            N/A           -2.63
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -9.92          N/A            N/A           -3.20
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -6.05          N/A            N/A           -2.36
 Russell Midcap Value
 Index ................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.65
 12b-1 Fees........................          0.50
 Other Expenses....................          1.01
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.16

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $322     $676     $1,159     $2,493       $219     $676     $1,159     $2,493

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


 2002   -17.17

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.22%
                              LOWEST  Q3 '02  -15.63%


Year-to-date return as of December 31, 2002 for Class J is -17.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -18.00          N/A           N/A            -12.31
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -18.00          N/A           N/A            -12.31
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -11.05          N/A           N/A             -9.73
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses....................          1.57
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.82

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $387     $874     $1,489     $3,147       $285     $874     $1,489     $3,147

PARTNERS LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.


The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, GSAM manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.



MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. GSAM seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields


GSAM uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, Goldman Sachs applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.



GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months,


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high earnings growth potential, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

GSAM and Wellington Management became Sub-Advisors to the Fund on December 16, 2002

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.





 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -25.65


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.23%
                              LOWEST  Q3 '02  -17.73%


Year-to-date return as of December 31, 2002 for Class J is -25.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -26.39          N/A           N/A            -19.61
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -26.43          N/A           N/A            -19.65
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -16.20          N/A           N/A            -15.41
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.45
 12b-1 Fees........................          0.50
 Other Expenses....................          0.86
                                             ----
      TOTAL FUND OPERATING EXPENSES          1.81

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $287     $569     $980       $2,127       $184     $569     $980       $2,127


 :

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Fund.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Fund's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.

As the inception date of the Fund is December 30, 2002, no historical performance data is available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                               CLASS J
 Management Fees.......................         1.00%
 12b-1 Fees............................         0.50
 Other Expenses........................         2.03
                                                ----
          TOTAL FUND OPERATING EXPENSES         3.53%
  The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $457     $1,083   $1,831     $3,801       $356     $1,083   $1,831     $3,801

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Fund invests at least 80% of its assets in equity securities. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -28.41


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   12.66%
                              LOWEST  Q3 '02  -17.00%


Year-to-date return as of December 31, 2002 for Class J is -28.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -29.12          N/A           N/A            -20.30
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -29.12          N/A           N/A            -20.30
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -17.88          N/A           N/A            -15.92
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses....................          1.65
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.90

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $395     $898     $1,528     $3,223       $293     $898     $1,528     $3,223

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, American Century, selects stocks for investment that it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


Using its extensive computer database, American Century tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This information is used to help American Century select or decide to continue to hold the stocks of companies it believes will be able to sustain accelerating growth, and to sell stocks of companies whose growth begins to slow down.


Under normal market conditions, American Century intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When it considers it prudent, American Century may invest Fund assets in non-leveraged futures and options. Non-leveraged means that the Fund may not invest in futures and options where it would be possible to lose more than the Fund invested. Futures and options can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.




INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002     -26.61

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   14.27%
                              LOWEST  Q3 '02  -16.52%


Year-to-date return as of December 31, 2002 for Class J is -26.61%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -27.34          N/A           N/A            -18.28
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -27.34          N/A           N/A            -18.28
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -16.79          N/A           N/A            -14.36
 Russell 1000 Growth
 Index ................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          1.99
                                             ----
      TOTAL FUND OPERATING EXPENSES          3.49

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $453     $1,071   $1,812     $3,765       $352     $1,071   $1,812     $3,765

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -14.37


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '02  10.43%
                              LOWEST  Q3 '02 -18.69%


Year-to-date return as of December 31, 2002 for Class J is -14.37%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J(BEFORE TAXES).    -15.23          N/A            N/A           -5.94
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -15.25          N/A            N/A           -6.03
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -9.35          N/A            N/A           -4.77
 Russell 1000 Value
 Index ................    -15.52         1.16          10.80
 Morningstar Large
 Value Category.......     -18.92        -0.54           8.63
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees..................           0.80
 12b-1 Fees.......................           0.50
 Other Expenses...................           1.46
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.76

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $381     $856     $1,459     $3,090       $279     $856     $1,459     $3,090

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -10.75


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    9.92%
                              LOWEST  Q3 '02  -14.59%


Year-to-date return as of December 31, 2002 for Class J is -10.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -11.64          N/A            N/A           -4.81
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -11.64          N/A            N/A           -4.81
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -7.15          N/A            N/A           -3.83
 Russell Midcap Value
 Index ................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          1.60
                                             ----
      TOTAL FUND OPERATING EXPENSES          3.10

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $415     $957     $1,625     $3,411       $313     $957     $1,625     $3,411

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -9.30


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  9.23%
                              LOWEST  Q3 '01 -10.76%


Year-to-date return as of December 31, 2002 for Class J is -9.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -10.21          N/A           N/A            -4.71
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -10.22          N/A           N/A            -4.72
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -6.27          N/A           N/A            -3.76
 Russell Midcap Index .    -16.19         2.19          9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75          9.79
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.65
 12b-1 Fees........................          0.50
 Other Expenses....................          1.12
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.27

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $333     $709     $1,215     $2,605       $230     $709     $1,215     $2,605

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -41.07


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  35.48%
                              LOWEST  Q3 '01 -36.65%


Year-to-date return as of December 31, 2002 for Class J is -41.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -41.66          N/A           N/A            -31.12
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -41.66          N/A           N/A            -31.12
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -25.58          N/A           N/A            -24.05
 Russell Midcap Growth
 Index ................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.65
 12b-1 Fees........................          0.50
 Other Expenses....................          1.72
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.87

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.85%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $392     $889     $1,513     $3,195       $290     $889     $1,513     $3,195

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -16.07


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   17.50%
                              LOWEST  Q3 '02  -16.87%


Year-to-date return as of December 31, 2002 for Class J is -16.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -16.91          N/A            N/A           -7.82
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -16.91          N/A            N/A           -7.94
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -10.39          N/A            N/A           -6.26
 S&P MidCap 400 Index .    -14.53         6.40          11.95
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.15
 12b-1 Fees........................          0.50
 Other Expenses....................          1.33
                                             ----
      TOTAL FUND OPERATING EXPENSES          1.98

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.30%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $304     $621     $1,068     $2,306       $201     $621     $1,068     $2,306

PARTNERS MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index) at the time of purchase. Market capitalization is defined as total market value of a company's outstanding stock.

MSAM, the Sub-Advisor, employs a strategy that uses a multi-factor approach to construct portfolios. This approach allows MSAM to strike a balance between the valuation of a company's shares and its long-term growth prospects. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. MSAM seeks to diversify the Fund's investments across market sectors and to obtain the best values within each sector. In determining whether securities should be sold, MSAM considers factors such as deteriorating fundamentals and relative valuation. Sector weightings normally are kept within plus or minus 5% of the S&P MidCap 400 Index. The Fund may invest up to 25% of its assets in securities of foreign corporations.


Value Investing - MSAM analyzes securities to identify stocks that are undervalued and measures the relative attractiveness of the Fund's current holdings against potential purchases. MSAM determines value using a variety of measures, including stock price/earnings and stock price/sales ratios. Value stocks generally pay dividends, but MSAM may select non-dividend paying stocks for their value characteristics. In determining whether securities should be sold, MSAM considers factors such as high valuation relative to other investment opportunities.


Growth Investing - MSAM focuses on common stocks that generally have higher growth rates, betas (a measure of price volatility), stock price/earnings ratios and lower yields than the stock market in general as measured by an appropriate market index. In buying and selling securities for the Fund's portfolio, MSAM emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. In determining whether securities should be sold, MSAM considers factors such as deteriorating short or long-term earnings growth projections.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -28.85


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  19.05%
                              LOWEST  Q3 '01 -20.31%


Year-to-date return as of December 31, 2002 for Class J is -28.85%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -29.56          N/A            N/A           -17.79
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -29.56          N/A            N/A           -17.79
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -18.15          N/A            N/A           -13.99
 S&P MidCap 400 Index .    -14.53         6.40          11.95
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          1.71
                                             ----
      TOTAL FUND OPERATING EXPENSES          3.21

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $426     $989     $1,678     $3,512       $324     $989     $1,678     $3,512

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -32.51


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  24.74%
                              LOWEST  Q3 '01 -31.53%


Year-to-date return as of December 31, 2002 for Class J is -32.51%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -33.18          N/A           N/A            -25.01
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -33.18          N/A           N/A            -25.01
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -20.37          N/A           N/A            -19.49
 Russell Midcap Growth
 Index ................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          2.34
                                             ----
      TOTAL FUND OPERATING EXPENSES          3.84

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $487     $1,172   $1,976     $4,070       $386     $1,172   $1,976     $4,070

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Neuberger Berman, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may under perform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -41.11


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  27.02%
                              LOWEST  Q3 '01 -26.73%


Year-to-date return as of December 31, 2002 for Class J is -41.11%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -41.69          N/A           N/A            -24.71
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -41.69          N/A           N/A            -24.71
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -25.60          N/A           N/A            -19.26
 Russell 2000 Growth
 Index ................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.10
 12b-1 Fees........................          0.50
 Other Expenses....................          4.11
                                             ----
      TOTAL FUND OPERATING EXPENSES          5.71

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $668     $1,695   $2,805     $5,511       $569     $1,695   $2,805     $5,511

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -25.31


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  29.53%
                              LOWEST  Q3 '01 -31.26%


Year-to-date return as of December 31, 2002 for Class J is -25.31%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                    PAST 1 YEAR        PAST 5 YEARS        PAST 10 YEARS          LIFE OF FUND*
 CLASS J...........................
 (BEFORE TAXES)                                       -26.06                N/A                 N/A                  -18.65
     (AFTER TAXES ON DISTRIBUTIONS)............       -26.06                N/A                 N/A                  -18.65
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................       -16.00                N/A                 N/A                  -14.65
 S&P SmallCap 600/Barra Growth Index ..........       -15.36               0.57                 N/A
 Russell 2000 Growth Index/(1)/ ...............       -30.25              -6.58                2.63
 Morningstar Small Growth Category ............       -28.42              -1.10                6.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          4.16
                                             ----
      TOTAL FUND OPERATING EXPENSES          5.66

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $663     $1,681   $2,784     $5,477       $564     $1,681   $2,784     $5,477

PARTNERS SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with a market capitalization of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases for the Fund securities that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.



Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -11.11


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   18.64%
                              LOWEST  Q3 '02  -21.07%


Year-to-date return as of December 31, 2002 for Class J is -11.11%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -11.99          N/A            N/A            1.07
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -12.19          N/A            N/A            0.66
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -7.24          N/A            N/A            0.71
 Russell 2000 Value
 Index ................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          1.32
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.82

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $387     $874     $1,489     $3,147       $285     $874     $1,489     $3,147

Effective immediately, Fund shares may be purchased only by current shareholders for existing accounts. Current shareholders may exercise exchange privileges as described in the Fund's prospectus to exchange shares for shares of other Principal Investors Funds. Such an exchange would be a taxable transaction, unless such shares are within an IRA, 403(b) or other tax-qualified plan.



REAL ESTATE FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal Capital - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.



MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    6.87


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q2 '01  10.24%
                              LOWEST  Q3 '02  -6.68%


Year-to-date return as of December 31, 2002 for Class J is 6.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)             5.87           N/A           N/A             9.77
     (AFTER TAXES ON
     DISTRIBUTIONS)....     5.03           N/A           N/A             8.67
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     3.60           N/A           N/A             7.32
 Morgan Stanley REIT
 Index ................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.85
 12b-1 Fees........................          0.50
 Other Expenses....................          1.05
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.40

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.90%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $346     $748     $1,280     $2,736       $243     $748     $1,280     $2,736

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -17.85


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   17.99%
                              LOWEST  Q3 '02  -16.33%


Year-to-date return as of December 31, 2002 for Class J is -17.85%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -18.68          N/A           N/A            -4.60
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -18.68          N/A           N/A            -4.63
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -11.47          N/A           N/A            -3.67
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses....................          0.96
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.21

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $327     $691     $1,185     $2,544       $224     $691     $1,185     $2,544

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -39.83


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  33.36%
                              LOWEST  Q3 '01 -33.20%


Year-to-date return as of December 31, 2002 for Class J is -39.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -40.43          N/A           N/A            -25.28
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -40.43          N/A           N/A            -25.94
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -24.83          N/A           N/A            -19.88
 Russell 2000 Growth
 Index ................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses....................          1.71
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.96

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.90%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $401     $915     $1,557     $3,280       $299     $915     $1,557     $3,280

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -15.75


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   20.28%
                              LOWEST  Q3 '02  -18.78%


Year-to-date return as of December 31, 2002 for Class J is -15.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -16.59          N/A           N/A            -5.14
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -16.59          N/A           N/A            -5.39
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -10.19          N/A           N/A            -4.20
 S&P SmallCap 600 Index    -14.63         2.43          9.70
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.15
 12b-1 Fees........................          0.50
 Other Expenses....................          1.38
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.03

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $309     $637     $1,093     $2,358       $206     $637     $1,093     $2,358

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund specializes in stocks of small-sized companies that are undervalued at the time of purchase. These stocks are often characterized by below-average stock price/earnings ratios and above-average dividend yields. The Sub-Advisor, Principal, selects the Fund's investments primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -3.49


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   14.37%
                              LOWEST  Q3 '02  -16.38%


Year-to-date return as of December 31, 2002 for Class J is -3.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)             -4.45          N/A            N/A            3.34
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -4.45          N/A            N/A            2.44
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -2.73          N/A            N/A            2.25
 Russell 2000 Value
 Index ................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses....................          1.74
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.99

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $404     $924     $1,572     $3,308       $302     $924     $1,572     $3,308

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -7.72


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  26.53%
                              LOWEST  Q3 '01 -23.89%


Year-to-date return as of December 31, 2002 for Class J is -7.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)             -8.65          N/A            N/A          -7.02
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -8.65          N/A            N/A          -7.04
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -5.31          N/A            N/A          -5.59
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          1.35
 12b-1 Fees.........................          0.50
 Other Expenses.....................          2.94
                                              ----
       TOTAL FUND OPERATING EXPENSES          4.79

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.75%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $580     $1,442   $2,408     $4,841       $480     $1,442   $2,408     $4,841

INTERNATIONAL FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    17.17


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.64%
                              LOWEST  Q3 '02  -18.93%


Year-to-date return as of December 31, 2002 for Class J is -17.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)            -18.00          N/A           N/A           -18.46
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -18.00          N/A           N/A           -18.46
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -11.05          N/A           N/A           -14.50
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          0.90
 12b-1 Fees.........................          0.50
 Other Expenses.....................          1.24
                                              ----
       TOTAL FUND OPERATING EXPENSES          2.64

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.10%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $369     $820     $1,400     $2,973       $267     $820     $1,400     $2,973

INTERNATIONAL FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.


In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -16.86

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    7.56%
                              LOWEST  Q3 '02  -21.48%


Year-to-date return as of December 31, 2002 for Class J is -16.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)            -17.69          N/A           N/A            -16.97
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -17.69          N/A           N/A            -16.99
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -10.86          N/A           N/A            -13.36
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          1.00
 12b-1 Fees........................          0.50
 Other Expenses....................          1.86
                                             ----
      TOTAL FUND OPERATING EXPENSES          3.36

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.10%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $440     $1,033   $1,750     $3,649       $339     $1,033   $1,750     $3,649


 :

INTERNATIONAL SMALLCAP FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -16.46

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  13.64%
                              LOWEST  Q3 '01 -21.09%


Year-to-date return as of December 31, 2002 for Class J is -16.46%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)            -17.29          N/A           N/A           -17.03
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -17.43          N/A           N/A           -17.11
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -10.62          N/A           N/A           -13.44
 MSCI EAFE Small Cap
 Index ................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees....................          1.20
 12b-1 Fees.........................          0.50
 Other Expenses.....................          2.27
                                              ----
       TOTAL FUND OPERATING EXPENSES          3.97

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.10%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES

                              1        3          5         10          1        3          5         10
 CLASS J                   $500     $1,210   $2,037     $4,181       $399     $1,210   $2,037     $4,181

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 40% of the Fund's assets are invested in equity securities and 60% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2010, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              22.9%    Partners LargeCap           4.1%
      Securities                            Growth I
      Government Securities        12.2     Partners LargeCap Value     7.2
      High-Quality Short-Term      12.6     Partners SmallCap           1.9
      Bond                                  Growth I
      International I               8.9     Preferred Securities        8.8
      LargeCap Growth               6.7     SmallCap Growth             2.3
      LargeCap Value                8.0     SmallCap Value              4.4

Based on this allocation, the weighted average management fee of the underlying funds is 0.60%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -5.26


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   3.88%
                              LOWEST  Q3 '02  -5.65%


Year-to-date return as of December 31, 2002 for Class J is -5.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)             -6.20          N/A           N/A           -3.47
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -6.41          N/A           N/A           -3.77
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -3.81          N/A           N/A           -2.91
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was June 15, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees**..................         0.1225
 12b-1 Fees.........................         0.5000
 Other Expenses.....................         1.2000
                                             ------
       TOTAL FUND OPERATING EXPENSES         1.8225

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.30%.
 **
  The Fund, as a shareholder in the underlying funds, bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $288     $573     $985     $2,137          $185    $573    $985     $2,137





PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 50% of the Fund's assets are invested in equity securities and 50% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2020, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage Securities    25.0%    Partners LargeCap          5.7%
                                             Growth I
      Government Securities         13.4     Partners LargeCap          8.7
                                             Value
      International Emerging         2.2     Partners SmallCap          2.3
      Markets                                Growth I
      International I                9.0     Preferred Securities       7.2
      LargeCap Growth                7.9     SmallCap Growth            3.0
      LargeCap Value                10.1     SmallCap Value             5.5

Based on this allocation, the weighted average management fee of the underlying funds is 0.65%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -7.83


                              The Fund's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '01   5.64%
                               LOWEST  Q3 '02  -7.88%


Year-to-date return as of December 31, 2002 for Class J is -7.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)........     -8.74          N/A           N/A           -5.17
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -8.90          N/A           N/A           -5.38
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -5.37          N/A           N/A           -4.22
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was June 15, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees**..................         0.1225
 12b-1 Fees.........................         0.5000
 Other Expenses.....................         0.8600
                                             ------
       TOTAL FUND OPERATING EXPENSES         1.4825

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.40%.
 **
  The Fund, as a shareholder in the underlying funds, bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $254     $468     $808     $1,768          $151    $468    $808     $1,768





PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 60% of the Fund's assets are invested in equity securities and 40% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2030, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds as follows:

      Bond & Mortgage              18.8%    Partners LargeCap           7.3%
      Securities                            Growth I
      Government Securities        10.2     Partners LargeCap          11.8
                                            Value
      International Emerging        2.2     Partners SmallCap           2.9
      Markets                               Growth I
      International I              11.2     Preferred Securities        5.5
      LargeCap Growth               8.8     SmallCap Growth             3.5
      LargeCap Value               11.2     SmallCap Value              6.6

Based on this allocation, the weighted average management fee of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -10.96


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    6.67%
                              LOWEST  Q3 '02  -10.18%


Year-to-date return as of December 31, 2002 for Class J is -10.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........    -11.85          N/A           N/A            -7.65
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -11.88          N/A           N/A            -7.79
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -7.28          N/A           N/A            -6.16
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was June 15, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees**.................         0.1225
 12b-1 Fees........................         0.5000
 Other Expenses....................         1.0400
                                            ------
      TOTAL FUND OPERATING EXPENSES         1.6625

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.50%.
 **
  The Fund, as a shareholder in the underlying funds, bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $272     $523     $902     $1,965          $169    $523    $902     $1,965





PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 70% of the Fund's assets are invested in equity securities and 30% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2040, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              19.6%    Partners LargeCap           9.2%
      Securities                            Growth I
      International Emerging        2.2     Partners LargeCap          13.2
      Markets                               Value
      International I              11.2     Partners SmallCap           3.3
                                            Growth I
      International SmallCap        2.2     Preferred Securities        3.9
      LargeCap Growth               9.8     SmallCap Growth             4.1
      LargeCap Value               13.6     SmallCap Value              7.7

Based on this allocation, the weighted average management fee of the underlying funds is 0.71%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -13.55


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.91%
                              LOWEST  Q3 '02  -12.28%


Year-to-date return as of December 31, 2002 for Class J is -13.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)........    -14.41          N/A           N/A           -8.12
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -14.43          N/A           N/A           -8.24
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -8.85          N/A           N/A           -6.52
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was June 15, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees**..................         0.1225
 12b-1 Fees.........................         0.5000
 Other Expenses.....................         2.2500
                                             ------
       TOTAL FUND OPERATING EXPENSES         2.8725

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.
 **
  The Fund, as a shareholder in the underlying funds, bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                            1        3          5         10            1       3         5          10
 CLASS J                               $392     $889     $1,513     $3,195          $290    $889    $1,513     $3,195



PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 80% of the Fund's assets are invested in equity securities and 20% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2050, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              10.2%    Partners LargeCap          10.6%
      Securities                            Growth I
      International Emerging        3.3     Partners LargeCap          15.4
      Markets                               Value
      International I              11.2     Partners SmallCap           3.9
                                            Growth I
      International SmallCap        3.3     Preferred Securities        2.0
      LargeCap Growth              11.1     SmallCap Growth             4.6
      LargeCap Value               15.4     SmallCap Value              9.0

Based on this allocation, the weighted average management fee of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -16.31


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    9.66%
                              LOWEST  Q3 '02  -14.88%


Year-to-date return as of December 31, 2002 for Class J is -16.31%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
 CLASS J...
 (BEFORE TAXES)........    -17.15          N/A           N/A           -11.59
     (AFTER TAXES ON
     DISTRIBUTIONS)....    -17.15          N/A           N/A           -11.70
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...    -10.53          N/A           N/A            -9.26
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was June 15, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                             CLASS J
 Management Fees**..................         0.1225
 12b-1 Fees.........................         0.5000
 Other Expenses.....................         4.8000
                                             ------
       TOTAL FUND OPERATING EXPENSES         5.4225

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.70%.
 **
  The Fund, as a shareholder in the underlying funds, bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                           1         3         5        10           1        3        5         10
 CLASS J                               $640    $1,616    $2,682    $5,308        $541   $1,616   $2,682    $5,308



PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks high current income

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 25% of the Fund's assets are invested in equity securities and 75% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes is interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors in retirement.


FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             29.6%    Partners LargeCap            3.8%
      Securities                           Growth I
      High-Quality Short-Term     19.4     Partners LargeCap Value      5.4
      Bond
      International I              6.6     Partners SmallCap            1.4
                                           Growth I
      LargeCap Growth              4.2     Preferred Securities        10.4
      LargeCap Value               5.9     SmallCap Growth              2.0
      Money Market                 8.0     SmallCap Value               3.3

Based on this allocation, the weighted average management fee of the underlying funds is 0.59%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -2.63


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   2.89%
                              LOWEST  Q3 '02  -3.63%


Year-to-date return as of December 31, 2002 for Class J is -2.63%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS J...
 (BEFORE TAXES)........     -3.60          N/A           N/A            -1.37
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -3.74          N/A           N/A            -1.66
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...     -2.21          N/A           N/A            -1.23
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class J was June 15, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees**.................         0.1225
 12b-1 Fees........................         0.5000
 Other Expenses....................         4.9700
                                            ------
      TOTAL FUND OPERATING EXPENSES         5.5925

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.30%.
 **
  The Fund, as a shareholder in the underlying funds, bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                           1         3         5        10           1        3        5         10
 CLASS J                               $657    $1,662    $2,754    $5,428        $557   $1,662   $2,754    $5,428

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The Class J shares of the Funds are sold without a front-end sales charge. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out program (SAFO);
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC); or
.. that were purchased through the Principal Income IRA.

There is no sales charge on shares purchased with reinvested dividends or other distributions. A redemption fee of 1.00% is charged on redemptions* of $50,000 or more if the shares were purchased within 30 days of the redemption. An exchange fee of 1.00% is charged on exchanges of $50,000 or more among the Funds* if the shares were purchased within 30 days of the exchange. Both the redemption and the exchange fees are calculated as a percentage of market value at the time the shares are exchanged.
  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Money Market Fund.


The Funds do not pay any fees other than those described below and do not pay any other expenses.


ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying fund, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each of the Funds pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor (the distributor of the Fund) and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Transfer Agent Fee - The Manager has entered into a Transfer Agency Agreement with the Fund under which the Manager provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently, there is no charge for these services.

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders and the cost of shareholder meetings held solely for Class J shares.

The Manager registers Class J shares with the states and the Fund pays the cost associated with this activity under the terms of the Transfer Agency Agreement for Class J Shares. Currently, the state registration fees have a dramatic impact on the Class J share expense ratios due to the low level of Fund assets. As the assets increase, it is expected that this expense will become a relatively small portion of the overall Fund's operating expenses for this class. The Manager has agreed to pay the state registration expenses, and if necessary other Fund expenses, on an interim basis in order to lower the total operating expense ratio for each Fund's Class J shares. Therefore, the Transfer Agency Agreement for Class J shares has been amended to reflect the Manager's agreement to pay expenses of the Fund. However, the Manager reserves the right to be reimbursed for any expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund.


Capital Preservation Fund only:
.. A 2% redemption fee may be incurred when shares of the Capital Preservation
  Fund are redeemed. See "Shareholder Information - Redemption of Fund Shares." .. The Capital Preservation Fund pays a premium to each provider of a wrapper agreement.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information
(SAI) contains additional information about investment strategies and their related risks.



SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Balanced and Bond & Mortgage Securities Funds may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.



DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES

Certain of the Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.


In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Partners LargeCap Growth Fund as it has been in existence for less than six months. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.



THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.




JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2002, American Century managed over $72.1 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams




PRESCOTT LEGARD, CFA . Mr. LeGard is a Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA Degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's Degree in Economics from Rice University and a Master's Degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2002, Ark Asset managed $8.1 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He received his MBA from the Harvard Graduate School of Business Administration and his BS from the Philadelphia University.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at IBM Retirement Funds. He received his BS from the University of Southern California.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Linda A. Duessel
                                        David P. Gilmore





LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: The Investment Management Division ("IMD") of Goldman Sachs, which includes GSAM as a business unit, had $329.6 billion in total assets under management as of December 31, 2002 (excludes seed capital and assets under supervision). GSAM reported $309.2 billion in total assets under management and/or distribution as of December 31,2002 (including Goldmans Sachs seed capital, excluding assets under distribution). GSAM's principal office is located at 32 Old Slip, New York, NY 10005.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R, Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to the Partners LargeCap Growth I and Partners MidCap Blend Funds) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Day-to-day portfolio management of the Partners LargeCap Growth I Fund and the Partners MidCap Blend Fund is performed by investment management teams at Morgan Stanley Asset Management.
.. Partners LargeCap Growth I Fund - LargeCap Growth Team. Current members of the team include: William Auslander, Managing Director and Jeffrey Alvino, Executive Director.
.. Partners MidCap Blend Fund - Small/MidCap Value Team. Current members of the team include: William B. Gerlach, Managing Director; Charles Purcell, Vice President; Matthew Todorow, Executive Director; and Bradley S. Daniels, Executive Director.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Robert I. Gendelman
                                        Andrew Wellington
           Partners SmallCap Growth I   Jon D. Brorson
                                        David H. Burshtan





JON D. BRORSON, CFA . Mr. Brorson is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. He earned an MBA in Finance at DePaul University and a BA in Economics from North Park College. He has earned the right to use the Chartered Financial Analyst designation.



DAVID H. BURSHTAN . Mr. Burshtan is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Burshtan has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. He earned an MBA in Finance from the University of Chicago and a BA in Economics from Brown University.




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


SUB-ADVISOR: Principal Capital Real Estate Investors, LLC ("Principal Capital -
         REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2002, were approximately $22.2 billion. Principal Capital - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate                  Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Balanced                             William C. Armstrong
                                                Dirk Laschanzky
                                                Douglas R. Ramsey
           Bond & Mortgage Securities           William C. Armstrong
           Capital Preservation                 Kevin W. Croft
           Government Securities                Mark Karstrom
                                                Martin J. Schafer
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           High Quality Long-Term Bond          Kevin W. Croft
                                                Martin J. Schafer
           High Quality Short-Term Bond         Martin J. Schafer
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International I                      Kurtis D. Spieler
           International II                     Mustafa Sagun
           International SmallCap               Brian W. Pattinson

           LargeCap Growth                      Mary Sunderland
           LargeCap S&P 500 Index               Robert Baur
                                                Rhonda VanderBeek
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap Growth                        Mark McGrew
           MidCap S&P 400 Index                 Robert Baur
                                                Rhonda VanderBeek
           MidCap Value                         Catherine A. Zaharis
           Money Market                         Michael R. Johnson
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2020              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2030              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2040              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2050              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime Strategic Income  Dirk Laschanzky
                                                Douglas R. Ramsey
           SmallCap Blend                       Mustafa Sagun
           SmallCap Growth                      John F. McClain
           SmallCap S&P 600 Index               Robert Baur
                                                Rhonda VanderBeek
           SmallCap Value                       Thomas Morabito

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.

JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



MARK MCGREW, CFA . Mr. McGrew joined Principal in 1995 as an equity analyst and is now a portfolio manager at Principal specializing in the management of mid-cap growth portfolios. Previously, he was a back-up portfolio manager for several of the firm's portfolios. He was previously a senior investment officer at Norwest Investment Management and Trust. He received an MBA in Business and Finance from Drake University and a Bachelor's degree in Business from Central College. He holds the Chartered Financial Analyst designation and is the President of the Iowa Society of Financial Analysts and a member of the Association for Investment Management and Research (AIMR).




THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.




TIMOTHY R. WARRICK, CFA Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).



CATHERINE A. ZAHARIS, CFA Ms. Zaharis directs portfolio management for the Principal value team and leads the value research group. She joined Principal in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth     Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer




TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.

BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.

PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.




DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2002, Wellington Management managed approximately $302.9 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Matthew E. Megargel




MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983. He has earned the right to use the Chartered Financial Analyst designation.



DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was:


                                            Partners LargeCap Growth
       Balanced                   0.50%     I                            0.75%
       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Blend        1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Growth       1.00%
       High Quality Long-Term
       Bond                       0.40%     Partners MidCap Value        1.00%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
       International I            0.90%     Partners SmallCap Value      1.00%
       International II           1.00%     Principal LifeTime 2010    0.1225%
       International SmallCap     1.20%     Principal LifeTime 2020    0.1225%
       LargeCap Growth            0.55%     Principal LifeTime 2030    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2040    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap Blend               0.65%     Strategic Income           0.1225%
       MidCap Growth              0.65%     Real Estate                  0.85%
       MidCap S&P 400 Index       0.15%     SmallCap Blend               0.75%
       MidCap Value               0.65%     SmallCap Growth              0.75%
       Money Market               0.40%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Blend    0.75%     SmallCap Value               0.75%
       Partners LargeCap Blend
       I                          1.00%




The Partners LargeCap Growth Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II and Partners SmallCap Value Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

.. The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.


  In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTES:

.. The minimum investment applies on a Fund level, not on the total investment being made.
.. Minimums are waived for accounts set up under the SAFO program.

.. The Capital Preservation Fund is only available for purchase in IRA, SEP or SIMPLE accounts.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.



In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.


ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:


.. Phone orders are not available for qualified accounts or the Money Market
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK

.. Call Principal Investors Fund for an account number and wiring instructions.

.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309
   ABA No.: 073000228

   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).


ESTABLISH A DIRECT DEPOSIT PLAN

Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).
.. Availability of this service must be approved by your payroll department.
.. Call Principal Investors Fund for an account number, Automated Clearing House
  (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.



ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.

.. Minimum monthly purchase is $50 per Fund.
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780


SET UP A DIVIDEND RELAY

.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors
  Fund. (Dividend Relay is not available for dividends or capital gains paid by the Capital Preservation Fund.)
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Investors Fund if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Your request for a distribution from your 403(b) account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Investors Fund at P.O. Box 10423, Des Moines, Iowa 50309.


Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.



REDEMPTION FEE (OTHER THAN MONEY MARKET FUND ). Each Fund, except the Money Market Fund, will impose a redemption fee on redemptions of $30,000 or more of Class J shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.

REDEMPTION FEE (CAPITAL PRESERVATION FUND ONLY).
Generally, redemption requests are subject to a 2% redemption fee when the rate trigger is active. The redemption fee is used by the Fund to help minimize the impact redemptions may have on Fund performance, cover the administrative costs of processing the redemption and offset premiums to wrapper providers. Redemption fees are also intended to discourage market timing (attempting to take advantage of short-term movements in interest rates). The rate trigger is active if, as of the prior business day, the gross annual effective yield of the Fund is less than the reference index yield*. If the rate trigger is activated, it becomes inactive, if as of the prior business day, the gross annual effective yield of the Fund is greater than the reference index yield plus 0.25%.
  * The reference index yield means the current yield on the Dealer Commercial Paper (90-day) Index as reported by Bloomberg, L.P. If such an index is not available from Bloomberg, the Fund may use an alternative source of information for the 90-day dealer commercial paper rate.


The redemption fee does not apply to sale of Fund shares if:
.. the redemption is due to death or disability (as defined in the Internal
  Revenue Code) of the shareholder and the redemption request is received with the other required documents;
.. they are redeemed to pay retirement plan fees;
.. they are redeemed to assure the plan complies with the Internal Revenue Code;
  or
.. the redemption is made pursuant to a written request from the shareholder which specifically states that the redemption is either:
  . a minimum distribution required by the Internal Revenue Code; or . a distribution calculated in accordance with Internal Revenue Code section
    72(t).

SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner(s) of the account to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order. .. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b)s and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Funds and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Funds will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Funds may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or

.. sending us your written instructions.


Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.



Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $50,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

.. A redemption fee may be imposed on certain exchanges out of the Capital
  Preservation Fund.


You may exchange shares by:

.. calling us, if you have telephone privileges on the account.
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

Automatic exchange election
---------------------------

This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange. In addition, in order to limit excessive exchange activity and otherwise to promote the best interests of a fund, each Fund, except the Money Market Fund, imposes a fee on exchanges of $30,000 or more of shares acquired within 30 days of the date of the exchange. The fee is equal to 1.00% of the total amount of the exchange (calculated at market value). The fee is paid to the Fund and is intended to offset the trading cost; market impact and other costs associated with short-term money movement in and out of a fund.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors
Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

DIVIDENDS AND DISTRIBUTIONS


You can authorize dividends and capital gains to be reinvested in additional shares of the Fund making the distribution, invested in other Principal Investors Funds or paid in cash.


The Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 23rd of each month (or previous business day).


The other Funds (other than the Capital Preservation and Money Market Funds) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Principal LifeTime Funds is December 27 (or previous business day). The payment date for the other Funds is December 23 (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution for the Principal LifeTime Funds is made on the sixth business day of December and for the other Funds it is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


The Capital Preservation and Money Market Funds each declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund making the payment.


Under normal circumstances, the Money Market Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Money Market Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.



Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For the Capital Preservation Fund only:
To enable the Capital Preservation Fund to maintain a stable value per share in the event of a capital gain distribution, the Board may declare a reverse split of Fund shares to offset such capital gain distribution. The reverse split would be effective on the ex-distribution date of the capital gain distribution. The reverse split would be an amount that causes the value and total number of shares held by each shareholder, including shares acquired by reinvestment of the distribution, to remain the same as before the distribution was made.

For example, if the Fund declares an additional distribution of 10 cents per share when the price per share is $10.00, a shareholder holding one share receives 0.01 additional share as a result of the additional distribution. If there was no reverse split, the price per share would be approximately $9.90. The total value of the shares held by the shareholder would be $10.00 (1.01 shares X $9.90/share). If a 1.01-for-1 reverse share split was declared, the shareholder's holding would be combined into one share with a price per share of $10.00. The reverse share split does not affect the value of the total holdings of the shareholder.

NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS

You will receive quarterly statements for the Funds you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.



Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction servicesand/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.


MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS

Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.98     $9.53
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.97)    (0.60)
                          -----     -----
 Total From Investment
            Operations    (0.85)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.01     $8.98
                          =====     =====
Total Return /(a)/ ...    (9.61)%   (5.97)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,113    $3,876
 Ratio of Expenses to
  Average Net Assets..     1.44%     1.42%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.45%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.56%     2.05%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                           2002    2001/(B)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.73   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.40     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........       --     0.37
  ----                              ----
 Total From Investment
            Operations     0.40     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.41)   (0.32)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.47)   (0.32)
                          -----    -----
Net Asset Value, End
 of Period............   $10.66   $10.73
                         ======   ======
Total Return /(a)/ ...     3.86%    6.46%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $51,760   $7,941
 Ratio of Expenses to
  Average Net Assets..     1.50%    1.48%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.78%    4.41%/(d)/
 Portfolio Turnover
  Rate................     46.7%   124.7%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.32     0.13
                           ----     ----
 Total From Investment
            Operations     0.32     0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)   (0.13)
                          -----    -----
   Total Dividends and
         Distributions    (0.32)   (0.13)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return /(a)/ ...     3.24%    1.34%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,460   $2,376
 Ratio of Expenses to
  Average Net Assets..     1.60%    1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.12%    3.51%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                           2002    2001/(B)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.40     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.10     0.30
                           ----     ----
 Total From Investment
            Operations     0.50     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.45)   (0.33)
                          -----    -----
   Total Dividends and
         Distributions    (0.45)   (0.33)
                          -----    -----
Net Asset Value, End
 of Period............   $10.60   $10.55
                         ======   ======
Total Return /(a)/ ...     4.87%    6.07%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,955   $4,397
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.02%    4.88%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.43     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.01)    0.37
                         -----     ----
 Total From Investment
            Operations    0.42     0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.44)   (0.34)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.53)   (0.34)
                         -----    -----
Net Asset Value, End
 of Period............  $10.58   $10.69
                        ======   ======
Total Return /(a)/ ...    4.20%    6.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,630   $1,334
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.33%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.18%    4.85%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.46     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.05)    0.38
                         -----     ----
 Total From Investment
            Operations    0.41     0.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.45)   (0.34)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.34)
                         -----    -----
Net Asset Value, End
 of Period............  $10.64   $10.77
                        ======   ======
Total Return /(a)/ ...    4.09%    6.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,545   $1,214
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.44%    4.97%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.



See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)    0.30
                          -----     ----
 Total From Investment
            Operations     0.33     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)   (0.33)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.48)   (0.33)
                          -----    -----
Net Asset Value, End
 of Period............   $10.39   $10.54
                         ======   ======
Total Return /(a)/ ...     3.33%    6.02%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,108     $996
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.56%    4.75%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.26     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (2.04)
                          ----      -----
 Total From Investment
            Operations    0.43      (2.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $8.68      $8.26
                         =====      =====
Total Return /(a)/ ...    5.17%    (19.41)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,240       $347
 Ratio of Expenses to
  Average Net Assets..    2.30%      2.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%     0.42%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002      2001/(C)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.42      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.94)     (2.11)
                          -----      -----
 Total From Investment
            Operations    (0.93)     (2.12)
                          -----      -----
Net Asset Value, End
 of Period............    $6.49      $7.42
                          =====      =====
Total Return /(a)/ ...   (12.53)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,104     $2,165
 Ratio of Expenses to
  Average Net Assets..     1.85%      1.81%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.85%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%     (0.36)%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002      2001/(C)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.56      $9.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.97)     (1.72)
                         -----      -----
 Total From Investment
            Operations   (0.93)     (1.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.62      $7.56
                         =====      =====
Total Return /(a)/ ...  (12.33)%   (18.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,871       $931
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.92%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.11)%    (0.38)%/(e)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.43      $9.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.78)     (2.11)
                         -----      -----
 Total From Investment
            Operations   (0.78)     (2.12)
                         -----      -----
Net Asset Value, End
 of Period............   $6.65      $7.43
                         =====      =====
Total Return /(a)/ ...  (10.50)%   (21.87)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,212       $635
 Ratio of Expenses to
  Average Net Assets..    2.15%      2.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.16)%    (0.43)%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.01 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002      2001/(B)/
                          ----      ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.14      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.12)     (1.48)
                         -----      -----
 Total From Investment
            Operations   (1.13)     (1.49)
                         -----      -----
Net Asset Value, End
 of Period............   $5.01      $6.14
                         =====      =====
Total Return /(a)/ ...  (18.40)%   (20.05)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,092     $1,406
 Ratio of Expenses to
  Average Net Assets..    1.50%      1.47%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.64)%    (0.63)%/(d)/
 Portfolio Turnover
  Rate................    29.6%      37.5%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002      2001/(B)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.04      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)     (1.34)
                          -----      -----
 Total From Investment
            Operations    (1.31)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --
  ----                    -----
Net Asset Value, End
 of Period............    $6.72      $8.04
                          =====      =====
Total Return /(a)/ ...   (16.31)%   (14.38)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $61,111    $12,926
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.51%      0.36%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002      2001/(C)/
                          ----      ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.09     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.89)     (1.05)
                         -----      -----
 Total From Investment
            Operations   (0.86)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $8.22      $9.09
                         =====      =====
Total Return /(a)/ ...   (9.44)%   (10.09)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,683     $1,083
 Ratio of Expenses to
  Average Net Assets..    1.40%      1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.59%      0.60%/(e)/
 Portfolio Turnover
  Rate................   128.9%     116.0%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.16 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002     2001/(C)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.23     $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)    (0.71)
                          -----     -----
 Total From Investment
            Operations    (0.28)    (0.72)
                          -----     -----
Net Asset Value, End
 of Period............    $8.95     $9.23
                          =====     =====
Total Return /(a)/ ...    (3.03)%   (7.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,260    $2,568
 Ratio of Expenses to
  Average Net Assets..     1.60%     1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.60%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..       --     (0.19)%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $5.69      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.69)     (2.11)
                         -----      -----
 Total From Investment
            Operations   (1.75)     (2.13)
                         -----      -----
Net Asset Value, End
 of Period............   $3.94      $5.69
                         =====      =====
Total Return /(a)/ ...  (30.76)%   (27.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,128     $1,395
 Ratio of Expenses to
  Average Net Assets..    1.64%      1.61%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.27)%    (1.27)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(B)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.07     $9.98
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (0.91)
                         -----     -----
 Total From Investment
            Operations   (0.58)    (0.91)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.42     $9.07
                         =====     =====
Total Return /(a)/ ...   (6.52)%   (8.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,373    $2,125
 Ratio of Expenses to
  Average Net Assets..    1.10%     1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      --        --
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.91   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.04    (0.58)
                           ----    -----
 Total From Investment
            Operations     0.05    (0.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)      --
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.28)      --
 ----                     -----
Net Asset Value, End
 of Period............    $9.68    $9.91
                          =====    =====
Total Return /(a)/ ...     0.24%   (5.17)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,879   $3,090
 Ratio of Expenses to
  Average Net Assets..     1.58%    1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.60%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.13%    0.04%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.007    0.021
                          -----    -----
 Total From Investment
            Operations    0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.007)  (0.021)
                         ------   ------
   Total Dividends and
         Distributions   (0.007)  (0.021)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return /(a)/ ...     0.68%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%    2.48%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.99     $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.99)     (1.16)
                         -----      -----
 Total From Investment
            Operations   (0.94)     (1.16)
                         -----      -----
Net Asset Value, End
 of Period............   $8.05      $8.99
                         =====      =====
Total Return /(a)/ ...  (10.46)%   (11.25)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,315       $559
 Ratio of Expenses to
  Average Net Assets..    1.68%      1.67%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.24%      0.10%/(e)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.51      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.51)     (1.37)
                         -----      -----
 Total From Investment
            Operations   (1.50)     (1.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.00      $7.51
                         =====      =====
Total Return /(b)/ ...  (20.02)%   (15.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,756     $2,572
 Ratio of Expenses to
  Average Net Assets..    1.40%      1.36%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%      0.02%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/



/(a) /Effective September 26, 2002, LargeCap Blend Fund changed its name to
  Partners LargeCap Blend Fund I.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.31      $8.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.40)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.42)     (1.27)
                         -----      -----
Net Asset Value, End
 of Period............   $5.89      $7.31
                         =====      =====
Total Return /(a)/ ...  (19.43)%   (15.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,306     $1,050
 Ratio of Expenses to
  Average Net Assets..    1.70%      1.68%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.73)%    (0.84)%/(d)/
 Portfolio Turnover
  Rate................   182.9%     104.8%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.27      $8.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.21)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.07)     (1.08)
                         -----      -----
 Total From Investment
            Operations   (1.28)     (1.10)
                         -----      -----
Net Asset Value, End
 of Period............   $5.99      $7.27
                         =====      =====
Total Return /(a)/ ...  (17.61)%   (13.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,425       $688
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.01)%    (1.15)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002     2001/(C)/
                          ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.42    $10.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.07)    (0.41)
                         -----     -----
 Total From Investment
            Operations   (1.05)    (0.40)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.04)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.33    $10.42
                         =====    ======
Total Return /(a)/ ...  (10.13)%   (3.43)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,816      $708
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.75%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.68%     0.52%/(e)/
 Portfolio Turnover
  Rate................     7.8%     19.5%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.70     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.83)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.86)     (1.30)
                         -----      -----
Net Asset Value, End
 of Period............   $6.84      $8.70
                         =====      =====
Total Return /(a)/ ...  (21.38)%   (13.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,935     $1,251
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.16)%    (0.93)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.28      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.16)     (2.03)
                         -----      -----
 Total From Investment
            Operations   (1.25)     (1.99)
                         -----      -----
Net Asset Value, End
 of Period............   $5.03      $6.28
                         =====      =====
Total Return /(a)/ ...  (19.90)%   (24.43)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,648       $663
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.72)%    (1.66)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.35    $10.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.10)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.14)    (0.85)
                         -----     -----
Net Asset Value, End
 of Period............   $9.21     $9.35
                         =====     =====
Total Return /(a)/ ...   (1.50)%   (8.15)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,573      $891
 Ratio of Expenses to
  Average Net Assets..    1.95%     1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.94)%   (0.48)%/(d)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.12      $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.14)     (1.11)
                         -----      -----
 Total From Investment
            Operations   (2.20)     (1.16)
                         -----      -----
Net Asset Value, End
 of Period............   $4.92      $7.12
                         =====      =====
Total Return /(a)/ ...  (30.90)%   (13.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,386       $316
 Ratio of Expenses to
  Average Net Assets..    2.05%      2.02%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.85)%    (1.72)%/(d)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.04      $7.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)     (1.67)
                         -----      -----
 Total From Investment
            Operations   (0.57)     (1.71)
                         -----      -----
Net Asset Value, End
 of Period............   $5.47      $6.04
                         =====      =====
Total Return /(a)/ ...   (9.44)%   (22.56)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,099       $301
 Ratio of Expenses to
  Average Net Assets..    1.93%      1.92%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.64)%    (1.60)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002     2001/(B)/
                          ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.94    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.02)
                         -----     -----
 Total From Investment
            Operations   (0.33)    (0.06)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.15)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.46     $9.94
                         =====     =====
Total Return /(a)/ ...   (3.55)%   (0.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,867    $1,472
 Ratio of Expenses to
  Average Net Assets..    1.95%     1.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.15)%   (0.84)%/(d)/
 Portfolio Turnover
  Rate................    27.9%     58.0%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.83    $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.51)    (0.26)
                         -----     -----
 Total From Investment
            Operations   (0.41)    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.36     $9.83
                         =====     =====
Total Return /(a)/ ...   (4.16)%   (2.09)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,071      $488
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.79%     1.22%/(e)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.69    $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.09      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.63)    (0.36)
                         -----     -----
 Total From Investment
            Operations   (0.54)    (0.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.11     $9.69
                         =====     =====
Total Return /(a)/ ...   (5.56)%   (3.29)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,645    $1,153
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.46%     1.93%/(e)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.78)    (0.52)
                         -----     -----
 Total From Investment
            Operations   (0.71)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.05)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.74     $9.50
                         =====     =====
Total Return /(a)/ ...   (7.52)%   (5.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,610      $839
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.96%     1.39%/(e)/
 Portfolio Turnover
  Rate................    19.9%     60.2%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.55     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.88)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.84)    (0.43)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)       --
 Distributions from
  Realized Gains......   (0.01)       --
                         -----    ----
   Total Dividends and
         Distributions   (0.05)       --
                         -----    ----
Net Asset Value, End
 of Period............   $8.66     $9.55
                         =====     =====
Total Return /(a)/ ...   (8.89)%   (4.31)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,304      $344
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.45%     0.70%/(e)/
 Portfolio Turnover
  Rate................    19.6%    316.2%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.20     $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.04)    (0.77)
                         -----     -----
 Total From Investment
            Operations   (1.00)    (0.77)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)       --
                         -----    ----
   Total Dividends and
         Distributions   (0.05)       --
                         -----    ----
Net Asset Value, End
 of Period............   $8.15     $9.20
                         =====     =====
Total Return /(a)/ ...  (10.98)%   (7.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $776      $273
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.35%     0.20%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                         2002     2001/(C)/
                         ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $9.99    $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.10      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.33)    (0.19)
                        -----     -----
 Total From Investment
            Operations  (0.23)    (0.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.08)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.08)       --
 ----                   -----
Net Asset Value, End
 of Period............  $9.68     $9.99
                        =====     =====
Total Return /(a)/ ...  (2.29)%   (0.79)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $754      $104
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............   1.04%     1.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.84%     2.87%/(e)/
 Portfolio Turnover
  Rate................   46.2%    103.3%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
REAL ESTATE FUND
----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.45   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.30     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.62     0.32
                           ----     ----
 Total From Investment
            Operations     0.92     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.30)      --
 ----                     -----
Net Asset Value, End
 of Period............   $11.07   $10.45
                         ======   ======
Total Return /(a)/ ...     8.88%    3.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,110   $2,108
 Ratio of Expenses to
  Average Net Assets..     1.80%    1.76%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.83%    4.01%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.




                           2002     2001/(C)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.38    $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.83)    (0.07)
                          -----     -----
 Total From Investment
            Operations    (0.85)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.02)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.51    $10.38
                          =====    ======
Total Return /(a)/ ...    (8.23)%   (0.67)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,167    $2,480
 Ratio of Expenses to
  Average Net Assets..     1.70%     1.66%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.70%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.44)%   (0.35)%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.31      $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.20)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.91)     (1.72)
                         -----      -----
 Total From Investment
            Operations   (2.11)     (1.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $4.84      $7.31
                         =====      =====
Total Return /(a)/ ...  (30.92)%   (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,449     $1,322
 Ratio of Expenses to
  Average Net Assets..    1.70%      1.64%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.27)%    (1.32)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.




                          2002     2001/(B)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.14    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)    (0.59)
                         -----     -----
 Total From Investment
            Operations   (0.50)    (0.60)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.50    $10.14
                         =====    ======
Total Return /(a)/ ...   (5.16)%   (5.59)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,197    $1,860
 Ratio of Expenses to
  Average Net Assets..    1.10%     1.06%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%   (0.26)%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(C)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.48    $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.42     (0.16)
                          ----     -----
 Total From Investment
            Operations    0.41     (0.16)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.47)       --
 ----                    -----
Net Asset Value, End
 of Period............  $10.42    $10.48
                        ======    ======
Total Return /(a)/ ...    3.65%    (1.04)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,953      $749
 Ratio of Expenses to
  Average Net Assets..    1.69%     1.66%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.70%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.07)%    0.12%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Expense ratio without fees paid indirectly.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

PERFORMANCE RESULTS - STABLE FUNDS


                              AVERAGE ANNUAL PERFORMANCE                                     ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2002)                                  (YEAR ENDED DECEMBER 31)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2002  2001  2000  1999  1998  1997  1996  1995   1994    1993
                        ----------------------------------------     --------------------------------------------------------------
CAPITAL PRESERVATION
FUND CLASS J/ (1)/      3.12  3.12   N/A   N/A   N/A    3.28         3.12
 Lehman Brothers
 Mutual Fund U.S.
 Govt. 1-3 Year Index   6.28  6.28  7.70  6.63  6.17                 6.28  8.53  8.17  2.97  6.97  6.65  5.08  10.84   0.52   5.39
 Morningstar
 Short-Term Bond
 Category               5.24  5.24  6.62  5.75  5.78                 5.24  7.32  8.14  2.12  6.28  6.51  4.35  11.48  -0.86   6.86

HIGH QUALITY
SHORT-TERM BOND FUND
CLASS J/ (2)/           6.77  6.77   N/A   N/A   N/A    5.84         6.77
Principal Global
Investors Limited Term
Fixed Income Composite  8.01  8.01  7.99  6.33   N/A                 8.01  7.19  8.81  1.05  6.79  6.64  4.88
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index    8.12  8.12  8.68  7.12  6.62                 8.12  9.03  8.91  2.09  7.63  7.13  4.67  12.88  -0.72   7.10
 Morningstar
 Short-Term Bond
 Category               5.24  5.24  6.62  5.75  5.78                 5.24  7.32  8.14  2.12  6.28  6.51  4.35  11.48  -0.86   6.86

MONEY MARKET FUND
CLASS J/ (2)/           0.53  0.53   N/A   N/A   N/A    1.55         0.53
Principal Global
Investors Money Market
Composite               1.75  1.75  4.08  4.41  4.39                 1.75  4.33  6.21  4.71  5.13  5.10  4.95   5.53   3.69   2.59

/(1)/ Fund's inception
06/15/01
/(2)/ Class J Shares
inception 03/01/01

                        ----------------------------------------     --------------------------------------------------------------

PERFORMANCE RESULTS - CONSERVATIVE FUNDS


                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE
                         YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2002
                        -------------------------------------------     -------
BOND & MORTGAGE
SECURITIES FUND CLASS
J/ (1)/                  8.22   8.22    N/A   N/A   N/A    6.57          8.22
Principal Global
Investors Multi Sector
Fixed Income Composite   9.94   9.94  10.10  7.46  7.73                  9.94
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

GOVERNMENT SECURITIES
FUND CLASS J/ (1)/       7.75   7.75    N/A   N/A   N/A    6.54          7.75
Principal Global
Investors Mortgage
Backed Securities
Composite                8.84   8.84   9.13  6.99  7.08                  8.84
 Lehman Brothers
 Mortgage Backed
 Securities Index        8.75   8.75   9.36  7.34  7.27                  8.75
 Morningstar
 Intermediate
 Government Category     9.07   9.07   8.96  6.53  6.49                  9.07

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND CLASS J /(1)/       8.71   8.71    N/A   N/A   N/A    6.91          8.71
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite               10.02  10.02   9.66  7.27   N/A                 10.02
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

HIGH QUALITY LONG-TERM
BOND FUND CLASS J/
(1)/                    10.24  10.24    N/A   N/A   N/A    7.25         10.24
Principal Global
Investors Long Term
Fixed Income Composite  11.35  11.35   9.91  6.30   N/A                 11.35
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index             14.81  14.81  12.67  8.10  9.03                 14.81
 Morningstar Long-Term
 Bond Category           8.60   8.60   8.74  5.89  6.97                  8.60

/(1)/ Class J Shares
inception 03/01/01

                        -------------------------------------------     -------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998   1997   1996  1995   1994    1993
                        -------------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND CLASS
J/ (1)/
Principal Global        8.43  12.00  -0.57   7.97  10.16  3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers        8.42  11.63  -0.82   8.69   9.65  3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar            7.36   9.45  -1.22   7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

GOVERNMENT SECURITIES
FUND CLASS J/ (1)/
Principal Global        7.51  11.08   0.22   7.62   9.97  3.90  19.10  -4.41    9.21
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers        8.22  11.16   1.85   6.97   9.49  5.36  16.80  -1.61    6.84
 Mortgage Backed
 Securities Index
 Morningstar            6.84  10.76  -1.44   7.45   8.45  2.80  16.42  -4.02    8.03
 Intermediate
 Government Category

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND CLASS J /(1)/
Principal Global        8.32  10.71  -0.57   8.28   9.32
Investors Multi Sector
High Qual. Fixed Inc.
Composite
 Lehman Brothers        8.42  11.63  -0.82   8.69   9.65  3.63  13.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar            7.36   9.45  -1.22   7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

HIGH QUALITY LONG-TERM
BOND FUND CLASS J/
(1)/
Principal Global        8.05  10.40  -7.41  10.39   4.85
Investors Long Term
Fixed Income Composite
 Lehman Brothers Long   7.26  16.16  -7.64  11.76  14.52  0.13  29.93  -7.10   16.17
 Term Gov't./Credit
 Bond Index
 Morningstar Long-Term  7.51   9.26  -2.78   6.51  10.53  3.54  21.33  -6.13   13.34
 Bond Category

/(1)/ Class J Shares
inception 03/01/01

                        -------------------------------------------------------------

PERFORMANCE RESULTS - MODERATE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
BALANCED FUND CLASS J/
(1)/                    -12.94  -12.94     N/A    N/A   N/A    -8.42        -12.94
Principal Global
Investors Balanced                                                      -
Composite                -9.73   -9.73   -2.93   0.95  7.10                  -9.73
Principal Global
Investors Multi Sector
Fixed Income Composite    9.94    9.94   10.10   7.46  7.73                   9.94
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

PARTNERS LARGECAP
BLEND FUND I CLASS J/
(1)/                    -25.65  -25.65     N/A    N/A   N/A   -19.61        -25.65
Goldman LargeCap Blend
Composite               -21.93  -21.93  -14.03  -0.30  9.98                 -21.93
Wellington LargeCap
Blend Composite         -24.01  -24.01  -14.74   0.00  9.33                 -24.01
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

PARTNERS LARGECAP
BLEND FUND CLASS J/
(1)/                    -17.17  -17.17     N/A    N/A   N/A   -12.31        -17.17
Federated Core Equity
Composite               -18.41  -18.41   -9.40   5.29   N/A                 -18.41
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

LARGECAP GROWTH FUND
CLASS J/ (1)/           -28.97  -28.97     N/A    N/A   N/A   -22.77        -28.97
Principal Global
Investors Large Cap
Quality Growth
Composite               -33.59  -33.59  -23.67    N/A   N/A                 -33.59
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70                 -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22                 -27.73

PARTNERS LARGECAP
GROWTH FUND CLASS J/
(//2//)/                   N/A     N/A     N/A    N/A   N/A      N/A
Putnam Voyager Fund
Composite               -25.84  -25.84  -21.30  -0.75  9.19                 -25.84
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70                 -27.88
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22                 -27.73

PARTNERS LARGECAP
GROWTH FUND I CLASS J/
(1)/                    -28.41  -28.41     N/A    N/A   N/A   -20.30        -28.41
Morgan Stanley Equity
Growth Composite        -27.75  -27.75  -18.32  -1.65  9.49                 -27.75
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22                 -27.73

/(1)/ Class J Shares
inception 03/01/01
/(//2//)/ Fund's
inception 12/30/2002

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
BALANCED FUND CLASS J/
(1)/
Principal Global         -3.01   -6.47   2.20  12.17  20.03  10.69  26.88  -1.63   14.25
Investors Balanced
Composite
Principal Global          8.43   12.00  -0.57   7.97  10.16   3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42   11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01    2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

PARTNERS LARGECAP
BLEND FUND I CLASS J/
(1)/
Goldman LargeCap Blend  -10.54   -9.05  22.28  27.00  33.36  24.62  37.48   1.27   13.51
Composite
Wellington LargeCap     -12.79   -6.49  20.67  33.73  31.37  24.24  33.94  -2.23   14.19
Blend Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

PARTNERS LARGECAP
BLEND FUND CLASS J/
(1)/
Federated Core Equity    -5.75   -3.31  44.20  20.71  31.30  18.98
Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LARGECAP GROWTH FUND
CLASS J/ (1)/
Principal Global        -25.45  -10.24
Investors Large Cap
Quality Growth
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16  38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72  33.56  25.00  18.95  32.27  -2.32   10.31
 Growth Category

PARTNERS LARGECAP
GROWTH FUND CLASS J/
(//2//)/
Putnam Voyager Fund     -23.03  -17.38  55.28  23.17  25.20  12.07  39.34  -0.05   17.96
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16  38.71  30.49  23.12  37.19   2.66    2.90
 Index
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -23.63  -14.09  39.72  33.56  25.00  18.95  32.27  -2.32   10.31
 Growth Category

PARTNERS LARGECAP
GROWTH FUND I CLASS J/
(1)/
Morgan Stanley Equity   -15.26  -11.00  39.42  21.11  31.40  31.23  45.03   3.18    4.32
Growth Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -23.63  -14.09  39.72  33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category

/(1)/ Class J Shares
inception 03/01/01
/(//2//)/ Fund's
inception 12/30/2002

                        -----------------------------------------------------------------

PERFORMANCE RESULTS - MODERATE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
PARTNERS LARGECAP
GROWTH FUND II CLASS
J/(1)/                  -26.61  -26.61     N/A    N/A    N/A  -18.28        -26.61
American Century Large
Cap Growth Equity
Composite               -26.11  -26.11  -19.97  -1.15   5.59                -26.11
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84   6.70                -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72   6.22                -27.73

LARGECAP S&P 500 INDEX
FUND CLASS J/ (//1//)/  -22.97  -22.97     N/A    N/A    N/A  -16.83        -22.97
Principal Global
Investors S&P 500                                                       -
Index Composite         -22.34  -22.34  -14.86  -0.95    N/A                -22.34
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59   9.34                -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47   7.85                -22.02

LARGECAP VALUE FUND
CLASS J/ (//1//)/       -13.72  -13.72     N/A    N/A    N/A  -10.02        -13.72
Principal Global
Investors Large Cap
Value Composite         -13.60  -13.60   -6.28  -2.78    N/A                -13.60
 Russell 1000 Value
 Index                  -15.52  -15.52   -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92   -6.01  -0.54   8.63                -18.92

PARTNERS LARGECAP
VALUE FUND CLASS J/
(//1//)/                -14.37  -14.37     N/A    N/A    N/A   -5.94        -14.37
Bernstein Diversified
Value Composite         -12.59  -12.59    0.97    N/A    N/A                -12.59
 Russell 1000 Value
 Index                  -15.52  -15.52   -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92   -6.01  -0.54   8.63                -18.92

MIDCAP VALUE FUND
CLASS J/ (//1//)/        -8.95   -8.95     N/A    N/A    N/A   -2.63         -8.95
Principal Global
Investors Mid Cap
Value Composite          -7.95   -7.95    0.48  -0.60   9.25                 -7.95
 Russell Midcap Value
 Index                   -9.65   -9.65    3.29   2.95  11.05                 -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91    2.54   3.17  10.26                -12.91

PARTNERS MIDCAP VALUE
FUND CLASS J/ (1)/      -10.75  -10.75     N/A    N/A    N/A   -4.81        -10.75
Neuberger Berman
MidCap Value Composite  -10.53  -10.53    4.31   1.84  11.14                -10.53
 Russell Midcap Value
 Index                   -9.65   -9.65    3.29   2.95  11.05                 -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91    2.54   3.17  10.26                -12.91

/(1)/ Class J Shares
inception 03/01/01

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000   1999    1998   1997   1996   1995   1994    1993
                        ------------------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND II CLASS
J/(1)/
American Century Large  -18.66  -14.71  34.68   36.77  29.28  14.92  20.35  -1.49    3.76
Cap Growth Equity
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16   38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72   33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category

LARGECAP S&P 500 INDEX
FUND CLASS J/ (//1//)/
Principal Global        -12.30   -9.44  20.62   28.18  32.89  22.51  37.07   1.05
Investors S&P 500
Index Composite
 S&P 500 Index          -11.88   -9.11  21.04   28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72   21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LARGECAP VALUE FUND
CLASS J/ (//1//)/
Principal Global         -8.30    3.88  -7.12   18.04  28.94  22.18
Investors Large Cap
Value Composite
 Russell 1000 Value      -5.59    7.02   7.35   15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large       -5.37    5.47   6.63   13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

PARTNERS LARGECAP         5.53
VALUE FUND CLASS J/
(//1//)/
Bernstein Diversified     4.26   13.80
Value Composite
 Russell 1000 Value      -5.59    7.02   7.35   15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large       -5.37    5.47   6.63   13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

MIDCAP VALUE FUND
CLASS J/ (//1//)/
Principal Global          3.67    6.32  -7.36    3.25  35.49  16.03  41.18   0.98   11.43
Investors Mid Cap
Value Composite
 Russell Midcap Value     2.34   19.18  -0.11    5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82   7.78    3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

PARTNERS MIDCAP VALUE    -1.78
FUND CLASS J/ (1)/
Neuberger Berman         -2.20   29.70   8.04  -10.66  32.66  28.08  35.23  -1.89   16.44
MidCap Value Composite
 Russell Midcap Value     2.34   19.18  -0.11    5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82   7.78    3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

/(1)/ Class J Shares
inception 03/01/01

                        ------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
MIDCAP BLEND FUND
CLASS J/ (1)/            -9.30   -9.30     N/A    N/A    N/A   -4.71         -9.30
Principal Global
Investors Mid Cap                                                       -
Blend Composite          -8.72   -8.72   -0.01   3.30   9.36                 -8.72
 Russell Midcap Index   -16.19  -16.19   -5.04   2.19   9.91                -16.19
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

PARTNERS MIDCAP BLEND
FUND CLASS J/ (1)/      -28.85  -28.85     N/A    N/A    N/A  -17.79        -28.85
Morgan Stanley MidCap
Blend Composite         -27.80  -27.80   -8.01   1.58    N/A                -27.80
 S&P MidCap 400 Index   -14.53  -14.53   -0.06   6.40  11.95                -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

MIDCAP GROWTH FUND
CLASS J/ (1)/           -41.07  -41.07     N/A    N/A    N/A  -31.12        -41.07
Principal Global
Investors Mid Cap
Growth Composite        -41.41  -41.41  -26.18  -6.88    N/A                -41.41
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82   6.70                -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09   6.54                -27.53

MIDCAP S&P 400 INDEX
FUND CLASS J/ (1)/      -16.07  -16.07     N/A    N/A    N/A   -7.82        -16.07
Principal Global
Investors S&P 400
Index Composite         -15.06  -15.06   -0.79    N/A    N/A                -15.06
 S&P MidCap 400 Index   -14.53  -14.53   -0.06   6.40  11.95                -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

PARTNERS MIDCAP GROWTH
FUND CLASS J/ (1)/      -32.51  -32.51     N/A    N/A    N/A  -25.01        -32.51
Turner Midcap Growth
Composite               -32.53  -32.53  -23.70   4.86    N/A                -32.53
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82   6.70                -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09   6.54                -27.53

REAL ESTATE FUND CLASS
J/ (1)/                   6.87    6.87     N/A    N/A    N/A    9.77          6.87
Principal Capital -
REI Real Estate
Composite                 8.06    8.06   15.47   6.07    N/A                  8.06
 Morgan Stanley REIT
 Index                    3.64    3.64   14.02   3.30    N/A                  3.64
 Morningstar Specialty
 - Real Estate
 Category                 4.10    4.10   12.89   2.99   8.86                  4.10

/(1)/ Class J Shares
inception 03/01/01

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999    1998   1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
MIDCAP BLEND FUND
CLASS J/ (1)/
Principal Global         -3.49   13.49   12.37    4.72  24.95  18.66  33.39   5.46   -0.26
Investors Mid Cap
Blend Composite
 Russell Midcap Index    -5.63    8.25   18.23   10.09  29.01  19.00  34.46  -2.09   14.30
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

PARTNERS MIDCAP BLEND
FUND CLASS J/ (1)/
Morgan Stanley MidCap    -3.50   11.74   19.99   15.78  39.58  40.77  32.71
Blend Composite
 S&P MidCap 400 Index    -0.60   17.51   14.72   19.11  32.25  19.18  30.92  -3.59   13.93
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

MIDCAP GROWTH FUND
CLASS J/ (1)/
Principal Global        -27.92   -4.81   69.96    2.48  26.15  13.40
Investors Mid Cap
Growth Composite
 Russell Midcap Growth  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90   63.90   17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

MIDCAP S&P 400 INDEX
FUND CLASS J/ (1)/
Principal Global         -1.25   16.41
Investors S&P 400
Index Composite
 S&P MidCap 400 Index    -0.60   17.51   14.72   19.11  32.25  19.20  30.95  -3.58   13.95
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

PARTNERS MIDCAP GROWTH
FUND CLASS J/ (1)/
Turner Midcap Growth    -28.17   -8.10  126.09   26.33  41.77
Composite
 Russell Midcap Growth  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90   63.90   17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

REAL ESTATE FUND CLASS
J/ (1)/
Principal Capital -       8.73   31.15   -3.01  -10.20  19.83
REI Real Estate
Composite
 Morgan Stanley REIT     12.83   26.81   -4.55  -16.90  18.58  35.89  12.90
 Index
 Morningstar Specialty    8.93   25.83   -3.35  -15.79  23.05  31.68  15.17  -0.62   21.11
 - Real Estate
 Category

/(1)/ Class J Shares
inception 03/01/01

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
SMALLCAP BLEND FUND
CLASS J/ (1)/           -17.85  -17.85     N/A    N/A    N/A   -4.60        -17.85
Principal Global
Investors Small                                                         -
Company Blend
Composite               -15.48  -15.48   -3.18   2.13   9.66                -15.48
 Russell 2000 Index     -20.48  -20.48   -7.53  -1.36   7.15                -20.48
 Morningstar Small
 Blend Category         -16.17  -16.17    0.97   2.10   7.97                -16.17

SMALLCAP GROWTH FUND
CLASS J/ (1)/           -39.83  -39.83     N/A    N/A    N/A  -25.28        -39.83
Principal Global
Investors Small
Company Growth
Composite               -40.54  -40.54  -26.81  -8.66    N/A                -40.54
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

PARTNERS SMALLCAP
GROWTH FUND I CLASS J/
(1)/                    -41.11  -41.11     N/A    N/A    N/A  -24.71        -41.11
Neuberger Berman
SmallCap Growth
Composite               -42.82  -42.82  -29.45    N/A    N/A                -42.82
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

PARTNERS SMALLCAP
GROWTH FUND II CLASS
J/ (1)/                 -25.31  -25.31     N/A    N/A    N/A  -18.65        -25.31
UBS U.S. Small
Capitalization Growth
Equity Composite        -17.82  -17.82   -3.08   3.38    N/A                -17.82
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

SMALLCAP S&P 600 INDEX
FUND CLASS J/ (1)/      -15.75  -15.75     N/A    N/A    N/A   -5.14        -15.75
Principal Global
Investors Small Cap
S&P 600 Index
Composite               -15.29  -15.29   -0.48    N/A    N/A                -15.29
 S&P SmallCap 600
 Index                  -14.63  -14.63    0.55   2.43   9.70                -14.63
 Morningstar Small
 Blend Category         -16.17  -16.17    0.97   2.10   7.97                -16.17

SMALLCAP VALUE FUND
CLASS J/ (1)/            -3.49   -3.49     N/A    N/A    N/A    3.34         -3.49
Principal Global
Investors Small Cap
Value Composite          -1.94   -1.94    6.17   0.48    N/A                 -1.94
 Russell 2000 Value
 Index                  -11.42  -11.42    7.44   2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25    7.32   2.86  10.28                -10.25

/(1)/ Class J Shares
inception 03/01/01

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999    1998   1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
SMALLCAP BLEND FUND
CLASS J/ (1)/
Principal Global          1.79   19.86   12.50  -11.27  15.89
Investors Small
Company Blend
Composite
 Russell 2000 Index       2.49   -3.02   21.26   -2.55  22.36  16.50  28.45  -1.82   18.88
 Morningstar Small        8.41   12.84   18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

SMALLCAP GROWTH FUND
CLASS J/ (1)/
Principal Global         -0.41  -33.86   66.37   -2.47  34.77  14.19
Investors Small
Company Growth
Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

PARTNERS SMALLCAP       -13.93
GROWTH FUND I CLASS J/
(1)/
Neuberger Berman        -14.30  -28.36  134.28
SmallCap Growth
Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

PARTNERS SMALLCAP       -20.45
GROWTH FUND II CLASS
J/ (1)/
UBS U.S. Small          -10.83   24.24   45.42  -10.81  22.93  18.54  23.44
Capitalization Growth
Equity Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

SMALLCAP S&P 600 INDEX
FUND CLASS J/ (1)/
Principal Global          5.61   10.17
Investors Small Cap
S&P 600 Index
Composite
 S&P SmallCap 600         6.54   11.80   12.40   -1.31  25.58  21.32  29.97  -4.77   18.78
 Index
 Morningstar Small        8.41   12.84   18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

SMALLCAP VALUE FUND
CLASS J/ (1)/
Principal Global          8.93   12.05   -8.92   -6.03  33.65  28.44
Investors Small Cap
Value Composite
 Russell 2000 Value      14.02   22.83   -1.49   -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small       17.31   16.98    4.49   -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

/(1)/ Class J Shares
inception 03/01/01

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND        2002
                        ---------------------------------------------     --------
PARTNERS SMALLCAP
VALUE FUND CLASS J/
(1)/                    -11.11  -11.11    N/A   N/A    N/A   1.07         -11.11
Ark Asset Small Cap                                                   -
Value Composite          -9.72   -9.72  13.59  8.81    N/A                 -9.72
 Russell 2000 Value
 Index                  -11.42  -11.42   7.44  2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25   7.32  2.86  10.28                -10.25

/(1)/ Class J Shares
inception 03/01/01

                        ---------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
PARTNERS SMALLCAP
VALUE FUND CLASS J/
(1)/
Ark Asset Small Cap     21.50  33.67   6.05  -1.89  32.41  24.03  33.78
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

/(1)/ Class J Shares
inception 03/01/01

                        ---------------------------------------------------------------

PERFORMANCE RESULTS - DYNAMIC FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
INTERNATIONAL EMERGING
MARKETS FUND CLASS J/
(1)/                     -7.72   -7.72     N/A    N/A    N/A   -7.02         -7.72
Principal Global
Investors
International Emerging
Markets
Equity Composite         -6.80   -6.80  -13.82  -2.96    N/A                 -6.80
 MSCI Emerging Markets
 Free Index-ID           -7.97   -7.97  -15.81  -6.67  -0.75                 -7.97
 Morningstar
 Diversified Emerging
 Markets Category        -5.90   -5.90  -14.09  -4.63   0.29                 -5.90

INTERNATIONAL FUND I
CLASS J/ (1)/           -17.17  -17.17     N/A    N/A    N/A  -18.46        -17.17
Principal Global
Investors
International Broad
Markets
Composite               -15.04  -15.04  -16.13  -3.62   6.50                -15.04
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93   3.98                -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09   4.86                -16.35

INTERNATIONAL FUND II
CLASS J/ (1)/           -16.86  -16.86     N/A    N/A    N/A  -16.97        -16.86
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93   3.98                -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09   4.86                -16.35

INTERNATIONAL SMALLCAP
FUND CLASS J/ (1)/      -16.46  -16.46     N/A    N/A    N/A  -17.03        -16.46
Principal Global
Investors
International Small
Cap Equity
Composite               -15.44  -15.44  -16.44   4.28    N/A                -15.44
 MSCI EAFE Small Cap
 Index                   -7.82   -7.82   -9.32    N/A    N/A                 -7.82
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09   4.86                -16.35

/(1)/ Class J Shares
inception 03/01/01

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000   1999    1998    1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
INTERNATIONAL EMERGING
MARKETS FUND CLASS J/
(1)/
Principal Global         -3.66  -28.63  63.25  -17.59   11.38  25.57   7.46
Investors
International Emerging
Markets
Equity Composite
 MSCI Emerging Markets   -4.91  -31.86  63.70  -27.52  -13.41   3.92  -6.95  -8.67   71.26
 Free Index-ID
 Morningstar             -3.73  -31.11  71.86  -27.03   -3.68  13.35  -3.45  -9.27   73.26
 Diversified Emerging
 Markets Category

INTERNATIONAL FUND I
CLASS J/ (1)/
Principal Global        -24.79   -7.57  25.78   10.47   12.43  24.54  14.07  -2.38   44.82
Investors
International Broad
Markets
Composite
 MSCI EAFE (Europe,     -21.44  -14.17  26.96   20.00    1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49   13.00    5.43  12.39   9.82  -0.40   36.71
 Stock Category

INTERNATIONAL FUND II
CLASS J/ (1)/
 MSCI EAFE (Europe,     -21.44  -14.17  26.96   20.00    1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49   13.00    5.43  12.39   9.82  -0.40   36.71
 Stock Category

INTERNATIONAL SMALLCAP
FUND CLASS J/ (1)/
Principal Global        -21.87  -11.70  86.79   13.24   15.62  40.53   3.61
Investors
International Small
Cap Equity
Composite
 MSCI EAFE Small Cap    -12.51   -7.56  19.73
 Index
 Morningstar Foreign    -21.93  -15.66  44.49   13.00    5.43  12.39   9.82  -0.40   36.71
 Stock Category

/(1)/ Class J Shares
inception 03/01/01

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - LIFETIME FUNDS




                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LIFETIME 2010 FUND
CLASS J/ (1)/            -5.26   -5.26     N/A    N/A   N/A    -3.47         -5.26
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2020 FUND
CLASS J/ (1)/            -7.83   -7.83     N/A    N/A   N/A    -5.17         -7.83
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2030 FUND
CLASS J/ (1)/           -10.96  -10.96     N/A    N/A   N/A    -7.65        -10.96
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2040 FUND
CLASS J/ (1)/           -13.55  -13.55     N/A    N/A   N/A    -8.12        -13.55
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2050 FUND
CLASS J/ (1)/           -16.31  -16.31     N/A    N/A   N/A   -11.59        -16.31
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

LIFETIME STRATEGIC
INCOME FUND CLASS J/
(1)/                     -2.63   -2.63     N/A    N/A   N/A    -1.37         -2.63
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

/(1)/ Class J Shares
inception 06/15/01

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LIFETIME 2010 FUND
CLASS J/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2020 FUND
CLASS J/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2030 FUND
CLASS J/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2040 FUND
CLASS J/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2050 FUND
CLASS J/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Large      -13.68  -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LIFETIME STRATEGIC
INCOME FUND CLASS J/
(1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

/(1)/ Class J Shares
inception 06/15/01

                        ----------------------------------------------------------------

IMPORTANT NOTES TO THE APPENDIX


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.



MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share or that the Capital Preservation

Fund will be able to maintain a stable share price of $10.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                            INSTITUTIONAL CLASS


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



                 The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS


Fund Descriptions.......................................................4

 Stable Funds
  Capital Preservation Fund.............................................6

  High Quality Short-Term Bond Fund.....................................10

  Money Market Fund.....................................................12


 Conservative Funds
  Bond & Mortgage Securities Fund.......................................14

  Government Securities Fund............................................16

  High Quality Intermediate-Term Bond Fund..............................18

  High Quality Long-Term Bond Fund......................................20


  Preferred Securities Fund.............................................22


 Moderate Funds
  Balanced Fund.........................................................22


  LargeCap Blend Fund I .................................................24


  LargeCap Growth Fund..................................................26

  LargeCap S&P 500 Index Fund...........................................28

  LargeCap Value Fund...................................................30

  MidCap Value Fund.....................................................32

  Partners LargeCap Blend Fund..........................................34


  Partners LargeCap Blend Fund I........................................24

  Partners LargeCap Growth..............................................26


  Partners LargeCap Growth Fund I.......................................36

  Partners LargeCap Growth Fund II......................................38

  Partners LargeCap Value Fund..........................................40

  Partners MidCap Value Fund............................................42


 Aggressive Funds
  MidCap Blend Fund.....................................................44

  MidCap Growth Fund....................................................46

  MidCap S&P 400 Index Fund.............................................48

  Partners MidCap Blend Fund............................................50

  Partners MidCap Growth Fund...........................................52


  Partners SmallCap Blend Fund..........................................64


  Partners SmallCap Growth Fund I.......................................54

  Partners SmallCap Growth Fund II......................................56

  Partners SmallCap Value Fund..........................................60


  Partners SmallCap Value Fund I........................................60


  Real Estate Fund......................................................62

  SmallCap Blend Fund...................................................64

  SmallCap Growth Fund..................................................66

  SmallCap S&P 600 Index Fund...........................................68

  SmallCap Value Fund...................................................70


 Dynamic Funds
  International Emerging Markets Fund...................................76


  International Fund I..................................................78

  International Fund II.................................................80

  International SmallCap Fund...........................................82

 Principal LifeTime Funds
  Principal LifeTime 2010 Fund..........................................86

  Principal LifeTime 2020 Fund..........................................88

  Principal LifeTime 2030 Fund..........................................90

  Principal LifeTime 2040 Fund..........................................92

  Principal LifeTime 2050 Fund..........................................94

  Principal LifeTime Strategic Income Fund..............................96


General Information

 The Costs of Investing................................................. 98

 Certain Investment Strategies and Related Risks........................ 99

 Management, Organization and Capital Structure......................... 103

 Pricing of Fund Shares................................................. 115

 Purchase of Fund Shares................................................ 116

 Redemption of Fund Shares.............................................. 116

 Exchange of Fund Shares................................................ 116

 Dividends and Distributions............................................ 116

 Fund Account Information............................................... 117

 Financial Highlights................................................... 117

Appendix A..............................................................141

Additional Information..................................................140

The Principal Investors Funds have been divided into categories. The working definition of each category is shown below:


STABLE
Investment options that historically have had lower earnings over longer periods of time and have not changed much in value over short periods of time as compared to the other categories. Examples are money market, some short-term bond and stable value investment options.

CONSERVATIVE
Investments, including government securities, mortgage-backed securities, and corporate bonds, that change in value as interest rates change. They are generally less volatile than stocks.

MODERATE
In general, these are stocks of large U.S. companies. In the past, they have been more volatile than corporate and government bonds. Balanced investments (that include both stocks and bonds) are also considered to be moderate investment options.

AGGRESSIVE
Although there are exceptions, these investments are generally stocks of small and medium-size U.S. companies. These investments can change in value very quickly over short time periods.

DYNAMIC
In general, theses are stocks of foreign companies. These investments have additional risks associated with foreign investing, such as currency risk, and can change in value very quickly over short-term periods.

PRINCIPAL LIFETIME
The Principal LifeTime Funds invest in a combination of Principal Investors Funds (the underlying funds). Each Principal LifeTime Fund may invest in the equity, fixed-income and money market funds and allocates its assets among the underlying funds according to an asset allocation strategy. The Principal LifeTime Strategic Income Fund is designed for investors already in retirement. Each of the other Principal LifeTime Funds seek to become increasingly conservative as the Fund approaches its target retirement date.
   For example: The Principal LifeTime 2030 Fund, with a target retirement year that is nearly 30 years away, has a relatively aggressive target asset allocation. The Principal LifeTime 2010 Fund, with a target retirement year that is less than ten years away, has a relatively conservative target asset allocation.

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.


The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages.

The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Ark Asset Management Co., Inc. ("Ark Asset")
.. The Dreyfus Corporation ("Dreyfus")
.. Federated Investment Management Company ("Federated")
.. Goldman Sachs Assets Management ("GSAM")
.. J.P. Morgan Investment Management Inc. ("Morgan")

.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")

.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Capital Real Estate Investors, LLC ("Principal Capital - REI")* .. Putnam Investment Management, LLC ("Putnam")
.. Spectrum Asset Management, Inc. ("Spectrum")*
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")

  * Principal Management Corporation, Principal, Principal Capital - REI, Spectrum, Princor and Principal Life are members of the Principal Financial Group/(R)/.



INSTITUTIONAL CLASS SHARES

Only eligible purchasers may buy Institutional Class shares of the Funds. Eligible purchasers are limited to separate accounts of Principal Life, Principal Life or any of its subsidiaries or affiliates and funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds. The Board of Directors reserves the right to broaden or limit this designation of eligible purchasers.

In the description for each Fund, there is important information about the
Fund's:



MAIN STRATEGIES AND RISKS

These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CAPITAL PRESERVATION FUND
The Fund seeks a high level of current income while seeking to maintain a stable value per share.


MAIN STRATEGIES

The Fund pursues its investment objective by investing in a diversified portfolio of investment grade fixed-income securities, money market instruments, futures, options and other instruments and by entering into contracts ("wrapper agreements") with financial institutions, such as banks and insurance companies. Under most circumstances and over most time periods, the combination of portfolio securities and wrapper agreements is expected to provide:
.. a constant net asset value per share, and .. a rate of return that is higher than most money market mutual funds.
However, there is no guarantee that either of these goals will be achieved.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities of short to intermediate term maturities rated, at the time of purchase, in one of the top four categories by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if not rated, in the opinion of the Sub-Advisor, Principal, are of comparable quality. In the event that a particular security is downgraded after purchase, Principal will determine if it should be maintained in the portfolio or sold. Under normal circumstances, the Fund will not maintain more than 5% of its assets in non-investment grade fixed-income securities.


The rest of the Fund's assets are invested in: cash or other liquid assets; futures contracts; repurchase agreements; swap agreements; options; when-issued securities; delayed delivery securities; and wrapper agreements. Principal may also use certain financing techniques such as reverse repurchase agreements. Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The average portfolio duration of the Fund normally ranges from 2 to 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change in 1% of the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



MAIN RISKS
All fixed-income securities have certain risks:
.. credit risk - the possibility that the issuer does not make timely payments of principle or interest;
.. interest rate risk - the possibility that the price of the security fluctuates due to changing interest rates; and

.. income risk - the possibility that the Fund's income will decline when its assets are reinvested when market interest rates are falling.

The value of the securities owned by the Fund fluctuates based on these risks. Principal attempts to manage the Fund's assets to minimize these risks. In addition, the Fund invests in wrapper agreements. It is expected that under normal circumstances, the value of the wrapper agreements will fluctuate in inverse proportion to the fluctuations in the value of the securities owned by the Fund. However, there is no assurance that the Fund will be able to maintain a stable value per share.


A wrapper agreement is a contract that, under specified circumstances, requires that the wrap provider maintain a stable book value on a portion of the Fund's assets. The book value of those assets is: purchase price of the assets plus interest on those assets at a crediting rate specified in the wrapper agreement less an adjustment for impaired investments.

The Fund pays premiums to purchase wrapper agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in the securities owned by the Fund. The wrapper may not protect the Fund if:
.. an issuer of a portfolio security defaults on payment of principal or interest;
.. the issuer of a wrapper agreement defaults on its obligations;
.. the Fund is not able to obtain a wrapper agreement for all assets it owns; or .. the Board of Directors determines that a wrapper agreement should be valued at a lower value than would be sufficient to maintain the Fund's stable value per share.
Any of these circumstances could result in a decline in the net asset value of a share of the Fund. Principal may use various investment techniques to reduce the Fund's risks, but there is no guarantee that the strategies will work as intended.

The Fund is not a money market fund. Assets of the Fund have longer average maturities than those of a money market fund. Because a money market fund has a shorter average maturity, its yield more closely tracks current market rates than the Fund's. In a rising interest rate environment, a money market fund's yield will rise more quickly than that of the Fund. However, in a falling interest rate environment, the money market's yield may fall more quickly than the Fund's. Over the long-term, fixed-income securities such as those purchased by the Fund have historically offered higher yields than short-term investments.


The nature of the Fund's investments - particularly the wrapper agreements - is intended to stabilize the value per share. However, as with all mutual funds, the value of the Fund's shares may rise or fall. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market funds over most time periods. It is not in itself a balanced investment plan.

Investors should consider their investment objective and tolerance for risk when making an investment decision. A plan offering investments in the Fund must impose certain restrictions on the ability of a plan participant to exchange shares for similar investment options.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    4.15


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  1.14%
                              LOWEST  Q4 '02  0.96%


Year-to-date return as of December 31, 2002 for the Institutional Class is 4.15%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..         4.15              N/A           N/A             4.30
 Lehman Brothers Mutual
 Fund U.S. Govt. 1-3
 Year Index...........         6.28             6.63          6.17
 Morningstar Short-Term
 Bond Category........         5.24             5.75          5.78
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was June 15, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees..................               0.52%
 Wrapper Agreement Premiums.......               0.12
                                                 ----
         TOTAL FUND OPERATING EXPENSES           0.64%
 Wrapper Expense Reimbursement*...               0.04
                                                 ----
                          NET EXPENSES           0.60%
 *
  The Manager has contractually agreed to pay up to 0.04% of the wrapper agreement premiums for the Fund for an indefinite period to insure that the Net Expenses will not exceed 0.60%. The Board of Directors may terminate this expense reimbursement arrangement at any time.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $61   $192  $335  $750

HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.



MAIN RISKS

The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    7.67


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '01  3.86%
                              LOWEST  Q4 '01 -0.92%


Year-to-date return as of December 31, 2002 for the Institutional Class is 7.67%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                            PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...         7.67              N/A           N/A             6.76
 Lehman Brothers Mutual
 Fund 1-5 Gov't./Credit
 Index ................         8.12             7.12          6.62
 Morningstar Short-Term
 Bond Category.........         5.24             5.75          5.78
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.40%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $41   $128  $224  $505

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    1.49


                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754


Year-to-date return as of December 31, 2002 for the Institutional Class is 1.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...     1.49          N/A            N/A             2.48
 * The SEC effective date for the Institutional Class was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.40%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $41   $128  $224  $505

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    9.27


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '0  14.20%
                              LOWEST  Q4 '01 -0.46%


Year-to-date return as of December 31, 2002 for the Institutional Class is 9.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                              PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           9.27                N/A           N/A             7.47
 Lehman Brothers
 Aggregate Bond Index .          10.26               7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............           7.88               6.20          6.69
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.55%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.55%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $56   $176  $307  $689

GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.



The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    8.77


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '01  4.18%
                              LOWEST  Q4 '01 -0.26%


Year-to-date return as of December 31, 2002 for the Institutional Class is 8.77%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...         8.77               N/A           N/A             7.54
 Lehman Brothers
 Mortgage Backed
 Securities Index......         8.75              7.34          7.27
 Morningstar
 Intermediate
 Government Category...         9.07              6.53          6.49
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.40%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $41   $128  $224  $505

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or
  Federal Government) or the United Kingdom payable in U.S. dollars.
The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    9.91


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '02  4.68%
                              LOWEST  Q4 '01 -0.22%


Year-to-date return as of December 31, 2002 for the Institutional Class is 9.91%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                              PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           9.91                N/A           N/A             8.17
 Lehman Brothers
 Aggregate Bond Index .          10.26               7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............           7.88               6.20          6.69
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.40%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $41   $128  $224  $505

HIGH QUALITY LONG-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in long-term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e., less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally is greater than six years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the Fund's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    11.18


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q3 '02  6.10%
                              LOWEST  Q1 '02  -0.83%


Year-to-date return as of December 31, 2002 for the Institutional Class is 11.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                            PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...        11.18              N/A           N/A             8.65
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............        14.81             8.10          9.03
 Morningstar Long-Term
 Bond Category.........         8.60             5.89          6.97
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.40%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $41   $128  $224  $505

PREFERRED SECURITIES
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses on utility, financial services and manufacturing industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred stocks are securities that pay dividends at a specified rate and have "preference" over common stock in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred stock before paying any dividends on its common stock, and the claims of preferred stockholders are ahead of common stockholders' claims on assets in a corporate liquidation. Preferred stockholders, however, usually have no right to vote for corporate directors or on other matters. Preferred stocks pay a fixed stream of income to investors, and these income payments are the primary source of long-term investment returns on preferred stocks. The market value of preferred stocks is extremely sensitive to changes in interest rates. Preferred stocks share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio. For a security to be considered for the Fund, Spectrum needs to believe that the credit is stable or improving. The yield needs to be attractive given the rating and credit trend relative to other preferred issues. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.



MAIN RISKS

Investment-grade preferred stocks are issued by comparatively few companies. The Fund may have difficulty finding enough suitable securities to meet its investment objective if new preferred stock issuance decreases substantially or new investments in the Fund increase substantially.

Companies within the financial services, manufacturing and utilities industries issue most investment-grade preferred stocks. As a result, it is difficult to spread the Fund's assets across industry groups and the fund is subject to industry concentration risk. The level of interest rates, changing regulatory environments, and intensifying competition heavily influences the profitability of both financial services and utilities industries. Other factors that can harm the performance of financial services companies include fluctuations in the economy and financial markets. Among other factors that can harm the financial performance of utilities are changes in energy costs, environmental regulations and increased competition due to deregulation of prices and supply.


The Fund may be subject to interest rate risk that is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred stocks will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred stocks. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in investments with lower rates. In addition, the Fund would not benefit from any increase in value as a result of declining interest rates.


The Fund is subject to the risk that a change in federal tax law could reduce or eliminate the Dividend-Received Deduction ("DRD") which permits corporations to exclude from gross income a percentage of "qualified" dividends. This DRD effectively increases the after-tax return of dividends from preferred stocks. From time-to-time, proposals have been made to lower the DRD. Such a change to the tax law would reduce the market value of preferred stocks that pay DRD eligible income to compensate for the higher tax that corporate investors would have to pay on the dividends.


The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of an investment in the Fund will go up and down. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.


As the inception date of the Fund is May 1, 2002, only limited historical performance data is available. The year-to-date return as of December 31, 2002 is 4.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                              PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            N/A                N/A           N/A             4.96
 Lehman Brothers
 Aggregate Bond Index .          10.26               7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............           7.88               6.20          6.69
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      0.75%
                                ----
            TOTAL EXPENSES      0.75%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 INSTITUTIONAL CLASS                                                                       $77   $240  $417  $930

BALANCED FUND
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

MAIN STRATEGIES

The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.



MAIN RISKS

The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Fund invests in both stocks and bonds, the Fund may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -12.15


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   5.75%
                              LOWEST  Q3 '02  -9.61%


Year-to-date return as of December 31, 2002 for the Institutional Class is -12.15%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -12.15                N/A           N/A            -7.61
 S&P 500 Index ........           -22.11              -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26               7.54          7.51
 Morningstar Domestic
 Hybrid Category.......            -9.67               1.49          7.04
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.50%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.50%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $51   $160  $280  $628

LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 95% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.



Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair-value" for these stocks will result in investment management success. Principal's investment process is designed to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      0.60%
                                ----
      TOTAL FUND OPERATING
                  EXPENSES      0.60%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $61   $192  $335  $750

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -28.30


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   13.59%
                              LOWEST  Q3 '01  -18.58%


Year-to-date return as of December 31, 2002 for the Institutional Class is -28.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..            -28.30                N/A           N/A            -22.12
 Russell 1000 Growth
 Index ................           -27.88              -3.84          6.70
 Morningstar Large
 Growth Category......            -27.73              -2.72          6.22
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees.............       0.55%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.55%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $56   $176  $307  $689

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -22.27


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   10.37%
                              LOWEST  Q3 '02  -17.29%


Year-to-date return as of December 31, 2002 for the Institutional Class is -22.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -22.27                N/A           N/A            -16.04
 S&P 500 Index ........           -22.11              -0.59          9.34
 Morningstar Large
 Blend Category........           -22.02              -1.47          7.85
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.15%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.15%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $15   $48   $85   $192

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -12.92


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    6.86%
                              LOWEST  Q3 '02  -15.10%


Year-to-date return as of December 31, 2002 for the Institutional Class is -12.92%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -12.92                N/A            N/A           -9.20
 Russell 1000 Value
 Index ................           -15.52               1.16          10.80
 Morningstar Large
 Value Category........           -18.92              -0.54           8.63
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.45%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.45%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $46   $144  $252  $567

MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -8.01

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   11.23%
                              LOWEST  Q3 '02  -12.69%


Year-to-date return as of December 31, 2002 for the Institutional Class is -8.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -8.01                N/A            N/A           -1.74
 Russell Midcap Value
 Index ................            -9.65               2.95          11.05
 Morningstar Mid-Cap
 Value Category........           -12.91               3.17          10.26
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.65%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.65%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $66   $208  $362  $810

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -7.13
2002    -16.28


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.46%
                              LOWEST  Q3 '02  -15.44%


The year-to-date return as of December 31, 2002 for the Institutional Class is -16.28%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -16.28                N/A           N/A            -10.64
 S&P 500 Index ........           -22.11              -0.59          9.34
 Morningstar Large
 Blend Category........           -22.02              -1.47          7.85
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.75%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930

PARTNERS LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

The Manager has selected Goldman Sachs and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, Goldman Sachs manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.



MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. Goldman Sachs seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields


Goldman Sachs uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, Goldman Sachs applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.



Goldman Sachs seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months,


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high earnings growth potential, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


GSAM and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -24.89


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.53%
                              LOWEST  Q3 '02  -17.56%


Year-to-date return as of December 31, 2002 for the Institutional Class is -24.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -24.89                N/A           N/A            -18.86
 S&P 500 Index ........           -22.11              -0.59          9.34
 Morningstar Large
 Blend Category........           -22.02              -1.47          7.85
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.45%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.45%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $46   $144  $252  $567

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Fund.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells
Fund shares when their value is less than the price the investor paid, the investor will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Fund's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.




As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      1.00%
                                ----
      TOTAL FUND OPERATING
                  EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Fund invests at least 80% of its assets in equity securities. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -14.32
2002    -27.76


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   12.90%
                              LOWEST  Q1 '01  -18.00%


The year-to-date return as of December 31, 2002 for the Institutional Class is -27.76%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -27.76                N/A           N/A            -22.96
 S&P 500 Index ........           -22.11              -0.59          9.34
 Morningstar Large
 Growth Category.......           -27.73              -2.72          6.22
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.75%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, American Century, selects stocks for investment that it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


Using its extensive computer database, American Century tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This information is used to help American Century select or decide to continue to hold the stocks of companies it believes will be able to sustain accelerating growth, and to sell stocks of companies whose growth begins to slow down.


Under normal market conditions, American Century intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When it considers it prudent, American Century may invest Fund assets in non-leveraged futures and options. Non-leveraged means that the Fund may not invest in futures and options where it would be possible to lose more than the Fund invested. Futures and options can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -17.88
2002    -25.95


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   14.51%
                              LOWEST  Q1 '01  -19.60%


The year-to-date return as of December 31, 2002 for the Institutional Class is -25.95%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -25.95                N/A           N/A            -23.60
 Russell 1000 Growth
 Index ................           -27.88              -3.84          6.70
 Morningstar Large
 Growth Category.......           -27.73              -2.72          6.22
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the


Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    5.53
2002    -13.58


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '02  10.72%
                              LOWEST  Q3 '02  -18.45%


The year-to-date return as of December 31, 2002 for the Institutional Class is -13.58%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -13.58                N/A            N/A           -2.14
 Russell 1000 Value
 Index ................           -15.52               1.16          10.80
 Morningstar Large
 Value Category........           -18.92              -0.54           8.63
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.80%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.80%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $82   $255  $444  $990

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2001    -1.78
2002    -9.91

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   10.15%
                              LOWEST  Q3 '02  -14.42%


The year-to-date return as of December 31, 2002 for the Institutional Class is -9.91%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -9.91                N/A            N/A           -2.85
 Russell Midcap Value
 Index ................            -9.65               2.95          11.05
 Morningstar Mid-Cap
 Value Category........           -12.91               3.17          10.26
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -8.47


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   9.53%
                              LOWEST  Q3 '01 -10.63%


Year-to-date return as of December 31, 2002 for the Institutional Class is -8.47%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -8.47                N/A           N/A            -3.87
 Russell Midcap Index .           -16.19               2.19          9.91
 Morningstar Mid-Cap
 Blend Category........           -17.08               2.75          9.79
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.65%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.65%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $66   $208  $362  $810

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -40.47

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   35.67%
                              LOWEST  Q3 '01  -36.43%


Year-to-date return as of December 31, 2002 for the Institutional Class is -40.47%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -40.47                N/A           N/A            -30.46
 Russell Midcap Growth
 Index ................           -27.40              -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......           -27.53              -1.09          6.54
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.65%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.65%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $66   $208  $362  $810

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -15.26


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   17.77%
                              LOWEST  Q3 '02  -16.70%


Year-to-date return as of December 31, 2002 for the Institutional Class is -15.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -15.26                N/A            N/A           -6.86
 S&P MidCap 400 Index .           -14.53               6.40          11.95
 Morningstar Mid-Cap
 Blend Category........           -17.08               2.75           9.79
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.15%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.15%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $15   $48   $85   $192

PARTNERS MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index) at the time of purchase. Market capitalization is defined as total market value of a company's outstanding stock.

MSAM, the Sub-Advisor, employs a strategy that uses a multi-factor approach to construct portfolios. This approach allows MSAM to strike a balance between the valuation of a company's shares and its long-term growth prospects. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. MSAM seeks to diversify the Fund's investments across market sectors and to obtain the best values within each sector. In determining whether securities should be sold, MSAM considers factors such as deteriorating fundamentals and relative valuation. Sector weightings normally are kept within plus or minus 5% of the S&P MidCap 400 Index. The Fund may invest up to 25% of its assets in securities of foreign corporations.


Value Investing - MSAM analyzes securities to identify stocks that are undervalued and measures the relative attractiveness of the Fund's current holdings against potential purchases. MSAM determines value using a variety of measures, including stock price/earnings and stock price/sales ratios. Value stocks generally pay dividends, but MSAM may select non-dividend paying stocks for their value characteristics. In determining whether securities should be sold, MSAM considers factors such as high valuation relative to other investment opportunities.


Growth Investing - MSAM focuses on common stocks that generally have higher growth rates, betas (a measure of price volatility), stock price/earnings ratios and lower yields than the stock market in general as measured by an appropriate market index. In buying and selling securities for the Fund's portfolio, MSAM emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. In determining whether securities should be sold, MSAM considers factors such as deteriorating short or long-term earnings growth projections.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -28.17


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  19.35%
                              LOWEST  Q3 '01 -20.17%


Year-to-date return as of December 31, 2002 for the Institutional Class is -28.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -28.17                N/A            N/A           -17.08
 S&P MidCap 400 Index .           -14.53               6.40          11.95
 Morningstar Mid-Cap
 Blend Category........           -17.08               2.75           9.79
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -31.87


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  24.96%
                              LOWEST  Q3 '01 -31.34%


Year-to-date return as of December 31, 2002 for the Institutional Class is -31.87%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -31.87                N/A           N/A            -24.34
 Russell Midcap Growth
 Index ................           -27.40              -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......           -27.53              -1.09          6.54
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

PARTNERS SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's SmallCap 600 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Dreyfus, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that my be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


The Fund may overweight certain market sectors, which may cause the Fund's performance to be more sensitive to developments affecting those sectors.


By investing in a mix of growth and value companies, the Fund assumes the risks of both and may achieve more modest gains than funds that use only one investment style. Growth companies are expected to increase their revenues or earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may purchase securities of companies in initial public offerings
(IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. As a Fund's asset base increases, IPOs often have a diminished effect on performance.

In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may under perform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.




As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      1.00%
                                ----
      TOTAL FUND OPERATING
                  EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Neuberger Berman, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may under perform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -13.93
2002    -40.51


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  27.26%
                              LOWEST  Q3 '01 -26.55%


The year-to-date return as of December 31, 2002 for the Institutional Class is -40.51%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -40.51                N/A           N/A            -26.24
 Russell 2000 Growth
 Index ................           -30.25              -6.58          2.63
 Morningstar Small
 Growth Category.......           -28.42              -1.10          6.25
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.10%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.10%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $112  $350  $606  $1,340

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2001    -20.45
2002    -24.63

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  29.90%
                              LOWEST  Q3 '01 -31.17%


The year-to-date return as of December 31, 2002 for the Institutional Class is -24.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                   PAST 1 YEAR                        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS.......                          -24.63                                N/A           N/A            -26.66
 S&P SmallCap 600/Barra
 Growth Index..............                          -15.36                               0.57           N/A
 Russell 2000 Growth
 Index/(1)/ ...............                          -30.25                              -6.58          2.63
 Morningstar Small Growth
 Category .................                          -28.42                              -1.10          6.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

PARTNERS SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with a market capitalization of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases for the Fund securities that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.



Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2002   -10.16


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   18.87%
                              LOWEST  Q3 '02  -20.90%


Year-to-date return as of December 31, 2002 for the Institutional Class is -10.16%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -10.16                N/A            N/A            2.00
 Russell 2000 Value
 Index ................           -11.42               2.71          10.85
 Morningstar Small
 Value Category........           -10.25               2.86          10.28
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

Effective immediately, Fund shares may be purchased only by current shareholders for existing accounts. Current shareholders may exercise exchange privileges as described in the Fund's prospectus to exchange shares for shares of other Principal Investors Funds.

PARTNERS SMALLCAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Fund's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Fund will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Fund.


Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Fund is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.



FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      1.00%
                                ----
      TOTAL FUND OPERATING
                  EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

REAL ESTATE FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal Capital - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.



MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    7.86


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q2 '01   9.89%
                              LOWEST  Q3 '02  -6.48%


Year-to-date return as of December 31, 2002 for the Institutional Class is 7.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                              PAST 1 YEAR       PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...          7.86                N/A           N/A            10.96
 Morgan Stanley REIT
 Index ................          3.64               3.30           N/A
 Morningstar Specialty
 - Real Estate Category          4.10               2.99          8.86
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.85%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.85%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $87   $271  $471  $1,049

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -17.07


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   18.33%
                              LOWEST  Q3 '02  -16.14%


Year-to-date return as of December 31, 2002 for the Institutional Class is -17.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -17.07                N/A           N/A            -3.74
 Russell 2000 Index ...           -20.48              -1.36          7.15
 Morningstar Small
 Blend Category........           -16.17               2.10          7.97
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.75%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -39.19


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  33.67%
                              LOWEST  Q3 '01 -33.10%


Year-to-date return as of December 31, 2002 for the Institutional Class is -39.19%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -39.19                N/A           N/A            -24.57
 Russell 2000 Growth
 Index ................           -30.25              -6.58          2.63
 Morningstar Small
 Growth Category.......           -28.42              -1.10          6.25
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.75%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -14.90

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   20.55%
                              LOWEST  Q3 '02  -18.65%


Year-to-date return as of December 31, 2002 for the Institutional Class is -14.90%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -14.90                N/A           N/A            -4.23
 S&P SmallCap 600 Index           -14.63               2.43          9.70
 Morningstar Small
 Blend Category........           -16.17               2.10          7.97
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.15%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.15%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $15   $48   $85   $192

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund specializes in stocks of small-sized companies that are undervalued at the time of purchase. These stocks are often characterized by below-average stock price/earnings ratios and above-average dividend yields. The Sub-Advisor, Principal, selects the Fund's investments primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -2.63


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   14.87%
                              LOWEST  Q3 '02  -16.10%


Year-to-date return as of December 31, 2002 for the Institutional Class is -2.63%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -2.63                N/A            N/A            4.31
 Russell 2000 Value
 Index ................           -11.42               2.71          10.85
 Morningstar Small
 Value Category.......            -10.25               2.86          10.28
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees.............       0.75%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.75%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.


Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -6.82

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01  26.86%
                              LOWEST  Q3 '01 -23.81%


Year-to-date return as of December 31, 2002 for the Institutional Class is -6.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...         -6.82              N/A            N/A           -6.20
 MSCI Emerging Markets
 Free Index-ID.........         -7.97            -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......         -5.90            -4.63           0.29
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.35%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.35%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $137  $428  $739  $1,624

INTERNATIONAL FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -16.38


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.95%
                              LOWEST  Q3 '02  -18.68%


Year-to-date return as of December 31, 2002 for the Institutional Class is -16.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...        -16.38              N/A           N/A            -17.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............        -15.94            -2.93          3.98
 Morningstar Foreign
 Stock Category........        -16.35            -2.09          4.86
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.90%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.90%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $92   $287  $498  $1,108

INTERNATIONAL FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.


In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -21.06
2002    -16.18


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    7.92%
                              LOWEST  Q3 '02  -21.38%


The year-to-date return as of December 31, 2002 for the Institutional Class is -16.18%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...        -16.18              N/A           N/A            -18.26
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............        -15.94            -2.93          3.98
 Morningstar Foreign
 Stock Category........        -16.35            -2.09          4.86
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225

INTERNATIONAL SMALLCAP FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -15.74

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   13.82%
                              LOWEST  Q3 '01  -20.91%


Year-to-date return as of December 31, 2002 for the Institutional Class is -15.74%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..            -15.74                N/A           N/A            -16.32
 MSCI EAFE Small Cap
 Index ................            -7.82                N/A           N/A
 Morningstar Foreign
 Stock Category........           -16.35              -2.09          4.86
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.20%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.20%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $122  $381  $660  $1,455

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 40% of the Fund's assets are invested in equity securities and 60% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2010, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              22.9%    Partners LargeCap           4.1%
      Securities                            Growth I
      Government Securities        12.2     Partners LargeCap Value     7.2
      High-Quality Short-Term      12.6     Partners SmallCap           1.9
      Bond                                  Growth I
      International I               8.9     Preferred Securities        8.8
      LargeCap Growth               6.7     SmallCap Growth             2.3
      LargeCap Value                8.0     SmallCap Value              4.4




Based on this allocation, the weighted average management fee of the underlying funds is 0.60%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -4.45


                              The Fund's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '01   4.11%
                               LOWEST  Q3 '02  -5.44%


Year-to-date return as of December 31, 2002 for the Institutional Class is -4.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -4.45              N/A             N/A            -1.93
 S&P 500 Index ........           -22.11               -0.59         9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26                7.54         7.51
 Morningstar Domestic
 Hybrid Category.......            -9.67                1.49         7.04
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees*.....................          0.1225%
                                                ------
         TOTAL FUND OPERATING EXPENSES          0.1225%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 50% of the Fund's assets are invested in equity securities and 50% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2020, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage Securities    25.0%    Partners LargeCap          5.7%
                                             Growth I
      Government Securities         13.4     Partners LargeCap          8.7
                                             Value
      International Emerging         2.2     Partners SmallCap          2.3
      Markets                                Growth I
      International I                9.0     Preferred Securities       7.2
      LargeCap Growth                7.9     SmallCap Growth            3.0
      LargeCap Value                10.1     SmallCap Value             5.5




Based on this allocation, the weighted average management fee of the underlying funds is 0.65%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -7.00


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   5.86%
                              LOWEST  Q3 '02  -7.56%


Year-to-date return as of December 31, 2002 for the Institutional Class is -7.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -7.00              N/A             N/A            -3.52
 S&P 500 Index ........           -22.11               -0.59         9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26                7.54         7.51
 Morningstar Domestic
 Hybrid Category.......            -9.67                1.49         7.04
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees*.....................          0.1225%
                                                ------
         TOTAL FUND OPERATING EXPENSES          0.1225%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 60% of the Fund's assets are invested in equity securities and 40% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2030, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds as follows:

      Bond & Mortgage              18.8%    Partners LargeCap           7.3%
      Securities                            Growth I
      Government Securities        10.2     Partners LargeCap          11.8
                                            Value
      International Emerging        2.2     Partners SmallCap           2.9
      Markets                               Growth I
      International I              11.2     Preferred Securities        5.5
      LargeCap Growth               8.8     SmallCap Growth             3.5
      LargeCap Value               11.2     SmallCap Value              6.6




Based on this allocation, the weighted average management fee of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -10.05


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   6.90%
                              LOWEST  Q3 '02  -9.97%


Year-to-date return as of December 31, 2002 for the Institutional Class is -10.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..            -10.05              N/A             N/A            -5.75
 S&P 500 Index ........           -22.11               -0.59         9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26                7.54         7.51
 Morningstar Domestic
 Hybrid Category.......            -9.67                1.49         7.04
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees*.....................          0.1225%
                                                ------
         TOTAL FUND OPERATING EXPENSES          0.1225%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 70% of the Fund's assets are invested in equity securities and 30% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2040, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              19.6%    Partners LargeCap           9.2%
      Securities                            Growth I
      International Emerging        2.2     Partners LargeCap          13.2
      Markets                               Value
      International I              11.2     Partners SmallCap           3.3
                                            Growth I
      International SmallCap        2.2     Preferred Securities        3.9
      LargeCap Growth               9.8     SmallCap Growth             4.1
      LargeCap Value               13.6     SmallCap Value              7.7



Based on this allocation, the weighted average management fee of the underlying funds is 0.71%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -12.61

                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    8.91%
                              LOWEST  Q3 '02  -12.08%


Year-to-date return as of December 31, 2002 for the Institutional Class is -12.61%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -12.61              N/A             N/A            -6.26
 S&P 500 Index ........           -22.11               -0.59         9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26                7.54         7.51
 Morningstar Domestic
 Hybrid Category.......            -9.67                1.49         7.04
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees*.....................          0.1225%
                                                ------
         TOTAL FUND OPERATING EXPENSES          0.1225%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 80% of the Fund's assets are invested in equity securities and 20% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2050, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              10.2%    Partners LargeCap          10.6%
      Securities                            Growth I
      International Emerging        3.3     Partners LargeCap          15.4
      Markets                               Value
      International I              11.2     Partners SmallCap           3.9
                                            Growth I
      International SmallCap        3.3     Preferred Securities        2.0
      LargeCap Growth              11.1     SmallCap Growth             4.6
      LargeCap Value               15.4     SmallCap Value              9.0



Based on this allocation, the weighted average management fee of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -15.72


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01    9.89%
                              LOWEST  Q3 '02  -14.68%


Year-to-date return as of December 31, 2002 for the Institutional Class is -15.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...           -15.72              N/A             N/A            -9.50
 S&P 500 Index ........           -22.11               -0.59         9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26                7.54         7.51
 Morningstar Large
 Blend Category........           -22.02               -1.47         7.85
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees*.....................          0.1225%
                                                ------
         TOTAL FUND OPERATING EXPENSES          0.1225%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks high current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 25% of the Fund's assets are invested in equity securities and 75% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes is interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors in retirement.


FUND ALLOCATION
As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             29.6%    Partners LargeCap            3.8%
      Securities                           Growth I
      High-Quality Short-Term     19.4     Partners LargeCap Value      5.4
      Bond
      International I              6.6     Partners SmallCap            1.4
                                           Growth I
      LargeCap Growth              4.2     Preferred Securities        10.4
      LargeCap Value               5.9     SmallCap Growth              2.0
      Money Market                 8.0     SmallCap Value               3.3




Based on this allocation, the weighted average management fee of the underlying funds is 0.59%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -1.69


                             The Fund's highest/lowest quarterly returns during
                             this time period were:
                              HIGHEST Q4 '01   3.12%
                              LOWEST  Q3 '02  -3.33%


Year-to-date return as of December 31, 2002 for the Institutional Class is -1.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                               PAST 1 YEAR         PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS...            -1.69              N/A             N/A             0.03
 S&P 500 Index ........           -22.11               -0.59         9.34
 Lehman Brothers
 Aggregate Bond Index .            10.26                7.54         7.51
 Morningstar Domestic
 Hybrid Category.......            -9.67                1.49         7.04
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                             INSTITUTIONAL
                                                 CLASS
 Management Fees*.....................          0.1225%
                                                ------
         TOTAL FUND OPERATING EXPENSES          0.1225%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Institutional Class of the Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

Capital Preservation Fund only:
.. A 2% redemption fee may be incurred when shares of the Capital Preservation
  Fund are redeemed. See "Shareholder Information - Redemption of Fund Shares." .. The Capital Preservation Fund pays a premium to each provider of a wrapper agreement.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.




SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Balanced and Bond & Mortgage Securities Funds may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN SECURITIES

Certain of the Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.


Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market
Fund because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Capital
Preservation, LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners SmallCap Blend Fund and Partners SmallCap Value Fund I as they have been in existence for less than six months. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.



THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.




JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2002, American Century managed over $72.1 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams




PRESCOTT LEGARD, CFA . Mr. LeGard is a Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA Degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's Degree in Economics from Rice University and a Master's Degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2002, Ark Asset managed $8.1 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He received his MBA from the Harvard Graduate School of Business Administration and his BS from the Philadelphia University.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at IBM Retirement Funds. He received his BS from the University of Southern California.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           FUND                         ACCOUNT MANAGEMENT
           ----                         ------------------
           Partners SmallCap Blend      Ronald P. Gala
                                        Mark W. Sikorski




RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity Associates LLP. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in finance from the University of Pittsburgh and his BS in business administration from Duquesne University.



MARK W, SIKORSKI, CFA . Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has 12 years' experience involving financial analysis and equity portfolio management. Mr. Sikorski earned his MBA in finance from the University of Bridgeport and his BS in electrical engineering from Duke University.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Linda A. Duessel
                                        David P. Gilmore





LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: The Investment Management Division ("IMD") of Goldman Sachs, which includes GSAM as a business unit, had $329.6 billion in total assets under management as of December 31, 2002 (excludes seed capital and assets under supervision). GSAM reported $309.2 billion in total assets under management and/or distribution as of December 31,2002 (including Goldmans Sachs seed capital, excluding assets under distribution). GSAM's principal office is located at 32 Old Slip, New York, NY 10005.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R, Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           FUND                         ACCOUNT MANAGEMENT
           ----                         ------------------
           Partners SmallCap Value I    Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to the Partners LargeCap Growth I and Partners MidCap Blend Funds) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Day-to-day portfolio management of the Partners LargeCap Growth I Fund and the Partners MidCap Blend Fund is performed by investment management teams at Morgan Stanley Asset Management.
.. Partners LargeCap Growth I Fund - LargeCap Growth Team. Current members of the team include: William Auslander, Managing Director and Jeffrey Alvino, Executive Director.
.. Partners MidCap Blend Fund - Small/MidCap Value Team. Current members of the team include: William B. Gerlach, Managing Director; Charles Purcell, Vice President; Matthew Todorow, Executive Director; and Bradley S. Daniels, Executive Director.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Robert I. Gendelman
                                        Andrew Wellington
           Partners SmallCap Growth I   Jon D. Brorson
                                        David H. Burshtan





JON D. BRORSON, CFA . Mr. Brorson is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. He earned an MBA in Finance at DePaul University and a BA in Economics from North Park College. He has earned the right to use the Chartered Financial Analyst designation.



DAVID H. BURSHTAN . Mr. Burshtan is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Burshtan has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. He earned an MBA in Finance from the University of Chicago and a BA in Economics from Brown University.




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.

SUB-ADVISOR: Principal Capital Real Estate Investors, LLC ("Principal Capital -
         REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2002, were approximately $22.2 billion. Principal Capital - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate                  Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Balanced                             William C. Armstrong
                                                Dirk Laschanzky
                                                Douglas R. Ramsey
           Bond & Mortgage Securities           William C. Armstrong
           Capital Preservation                 Kevin W. Croft
           Government Securities                Mark Karstrom
                                                Martin J. Schafer
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           High Quality Long-Term Bond          Kevin W. Croft
                                                Martin J. Schafer
           High Quality Short-Term Bond         Martin J. Schafer
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International I                      Kurtis D. Spieler
           International II                     Mustafa Sagun
           International SmallCap               Brian W. Pattinson
           LargeCap Blend I                     Mustafa Sagun
           LargeCap Growth                      Mary Sunderland
           LargeCap S&P 500 Index               Robert Baur
                                                Rhonda VanderBeek
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap Growth                        Mark McGrew
           MidCap S&P 400 Index                 Robert Baur
                                                Rhonda VanderBeek
           MidCap Value                         Catherine A. Zaharis
           Money Market                         Michael R. Johnson
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2020              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2030              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2040              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime 2050              Dirk Laschanzky
                                                Douglas R. Ramsey
           Principal LifeTime Strategic Income  Dirk Laschanzky
                                                Douglas R. Ramsey
           SmallCap Blend                       Mustafa Sagun
           SmallCap Growth                      John F. McClain
           SmallCap S&P 600 Index               Robert Baur
                                                Rhonda VanderBeek
           SmallCap Value                       Thomas Morabito

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.

MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



MARK MCGREW, CFA . Mr. McGrew joined Principal in 1995 as an equity analyst and is now a portfolio manager at Principal specializing in the management of mid-cap growth portfolios. Previously, he was a back-up portfolio manager for several of the firm's portfolios. He was previously a senior investment officer at Norwest Investment Management and Trust. He received an MBA in Business and Finance from Drake University and a Bachelor's degree in Business from Central College. He holds the Chartered Financial Analyst designation and is the President of the Iowa Society of Financial Analysts and a member of the Association for Investment Management and Research (AIMR).




THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.




MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.




TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).



CATHERINE A. ZAHARIS, CFA . Ms. Zaharis directs portfolio management for the Principal value team and leads the value research group. She joined Principal in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth     Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer




TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2002, Spectrum had nearly $6.1 billion under management.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman





L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.




DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.

SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2002, Wellington Management managed approximately $302.9 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Matthew E. Megargel




MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983. He has earned the right to use the Chartered Financial Analyst designation.



DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was:


                                            Partners LargeCap Growth
       Balanced                   0.50%     I                            0.75%
       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Blend        1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Growth       1.00%
       High Quality Long-Term
       Bond                       0.40%     Partners MidCap Value        1.00%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
       International I            0.90%     Partners SmallCap Value      1.00%
       International II           1.00%     Principal LifeTime 2010    0.1225%
       International SmallCap     1.20%     Principal LifeTime 2020    0.1225%
       LargeCap Growth            0.55%     Principal LifeTime 2030    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2040    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap Blend               0.65%     Strategic Income           0.1225%
       MidCap Growth              0.65%     Preferred Securities         0.75%
       MidCap S&P 400 Index       0.15%     Real Estate                  0.85%
       MidCap Value               0.65%     SmallCap Blend               0.75%
       Money Market               0.40%     SmallCap Growth              0.75%
       Partners LargeCap Blend    0.75%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Blend
       I                          1.00%     SmallCap Value               0.75%




The LargeCap Blend Fund I has entered into an agreement with the Manager under which the Fund will pay the Manager 0.60% (an annual rate calculated as a percentage of the average daily net assets). The Partners LargeCap Growth Fund, the Partners SmallCap Blend Fund and the Partners SmallCap Value Fund I have each entered into agreements with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.



The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II , Partners SmallCap Value and Partners SmallCap Value I Funds have received the necessary shareholder approval and intend to rely on the order.



PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

.. The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.


  In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.


PURCHASE OF FUND SHARES

Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional Class shares of the Funds.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.


REDEMPTION OF FUND SHARES

Each Fund sells its shares upon request. There is no charge for the sale. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law



REDEMPTION FEES (CAPITAL PRESERVATION FUND ONLY). . Redemption requests may be subject to a 2% redemption fee when the rate trigger is active. The redemption fee is used by the Fund to help minimize the impact redemptions may have on Fund performance, cover the administrative costs of processing the redemption and offset premiums to wrapper providers. Redemption fees are also intended to discourage market timing (attempting to take advantage of short-term movements in interest rates).


The rate trigger is active if, as of the prior business day, the gross annual effective yield of the Fund is less than the reference index yield*. If the rate trigger is activated, it becomes inactive, if as of the prior business day, the gross annual effective yield of the Fund is greater than the reference index yield plus 0.25%.
  * The reference index yield means the current yield on the Dealer Commercial Paper (90-day) Index as reported by Bloomberg, L.P. If such an index is not available from Bloomberg, the Fund may use an alternative source of information for the 90-day dealer commercial paper rate.

The redemption fee does not apply to sale of Fund shares if:
.. the redemption is initiated by the Plan and the shareholder provides the Fund with written notice of the redemption at least twelve months prior to the redemption;
.. the redemption is directed by a Plan participant for reasons of death, retirement, disability, employment termination, loans, hardships and other Plan permitted and required withdrawals;
.. the Plan participant exchanges from Capital Preservation to another Fund and no competing plan options are offered;
.. the Plan participant exchanges from Capital Preservation to other than a competing plan option and competing plan options are offered but the Plan administrator is able to affirm that redemption proceeds will not be transferred to a competing plan option within 90 days; or
.. they are redeemed to pay plan expenses.

A competing plan option is any investment option available under a Plan if the assets of the option are invested primarily in:
.. money market instruments;
.. fixed-income investments having a targeted duration of 3 years or less; or .. any investment that seeks to maintain a stable value per unit or share.

The Fund reserves the right, at the sole discretion of the Sub-Advisor, to honor any requests for redemption by making payment, in whole or in part, in portfolio securities and wrapper agreements. To the extent that a payment in-kind includes wrapper agreements, the Fund will assign to the redeeming plan one or more wrapper agreements issued by the wrapper providers covering the portfolio securities distributed in-kind. The terms and conditions of the wrapper agreements provided to a redeeming plan will be the same or substantially similar to the terms and conditions of the wrapper agreements held by the Fund. The wrapper provider may reserve the right to terminate the wrapper agreement issued in a payment in-kind. If the wrapper provider elects to terminate the wrapper agreement, it may be required to pay the redeeming plan the difference between the book value of the wrapper agreement and the value of the securities assigned as a payment in-kind.


EXCHANGE OF FUND SHARES

Shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, and High Quality Short-Term Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 23rd of each month (or previous business day).

The other Funds (other than the Capital Preservation and Money Market Funds) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Principal LifeTime Funds is December 27 (or previous business day). The payment date for the other Funds is December 23 (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution for the Principal LifeTime Funds is made on the sixth business day of December and for the other Funds it is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Capital Preservation and Money Market Funds each declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund making the payment.


Under normal circumstances, the Money Market Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Money Market Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


Dividend and capital gain distributions from a Fund are reinvested in additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For the Capital Preservation Fund only:
To enable the Capital Preservation Fund to maintain a stable value per share in the event of a capital gain distribution, the Board may declare a reverse split of Fund shares to offset such capital gain distribution. The reverse split would be effective on the ex-distribution date of the capital gain distribution. The reverse split would be an amount that causes the value and total number of shares held by each shareholder, including shares acquired by reinvestment of the distribution, to remain the same as before the distribution was made.

For example, if the Fund declares an additional distribution of 10 cents per share when the price per share is $10.00, a shareholder holding one share receives 0.01 additional share as a result of the additional distribution. If there was no reverse split, the price per share would be approximately $9.90. The total value of the shares held by the shareholder would be $10.00 (1.01 shares X $9.90/share). If a 1.01-for-1 reverse share split was declared, the shareholder's holding would be combined into one share with a price per share of $10.00. The reverse share split does not affect the value of the total holdings of the shareholder.


FUND ACCOUNT INFORMATION


RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
BALANCED FUND
-------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $9.03     $9.53
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.22      0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.98)    (0.68)
                        -----     -----
 Total From Investment
            Operations  (0.76)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.21)       --
                        -----    ----
   Total Dividends and
         Distributions  (0.21)       --
                        -----    ----
Net Asset Value, End
 of Period............  $8.06     $9.03
                        =====     =====
Total Return..........  (8.69)%   (5.45)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $8        $9
 Ratio of Expenses to
  Average Net Assets..   0.49%     0.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...   0.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   2.56%     2.87%/(d)/
 Portfolio Turnover
  Rate................   91.7%     92.2%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(A)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.37
Income from Investment
 Operations:
 Net Investment Income    0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.35
                          ----
 Total From Investment
            Operations    0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.38)
                         -----
   Total Dividends and
         Distributions   (0.38)
                         -----
Net Asset Value, End
 of Period............  $10.71
                        ======
Total Return..........    6.92%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,090
 Ratio of Expenses to
  Average Net Assets..    0.55%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.28%/(c)/
 Portfolio Turnover
  Rate................   124.7%/(c)/




/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.42     0.17
                          ----     ----
 Total From Investment
            Operations    0.42     0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.42)   (0.17)
                         -----    -----
   Total Dividends and
         Distributions   (0.42)   (0.17)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    4.27%    1.70%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,856   $1,780
 Ratio of Expenses to
  Average Net Assets..    0.60%    0.60%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.18%    4.50%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/



/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002    2001/(A)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.50     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.09     0.30
                           ----     ----
 Total From Investment
            Operations     0.59     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.54)   (0.39)
                          -----    -----
   Total Dividends and
         Distributions    (0.54)   (0.39)
                          -----    -----
Net Asset Value, End
 of Period............   $10.60   $10.55
                         ======   ======
Total Return..........     5.86%    6.72%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,777   $3,390
 Ratio of Expenses to
  Average Net Assets..     0.40%    0.40%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.06%    5.86%/(c)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.54     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.02     0.35
                          ----     ----
 Total From Investment
            Operations    0.56     0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.54)   (0.40)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.63)   (0.40)
                         -----    -----
Net Asset Value, End
 of Period............  $10.62   $10.69
                        ======   ======
Total Return..........    5.56%    7.33%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.22%    5.84%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.57     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.02     0.37
                          ----     ----
 Total From Investment
            Operations    0.59     0.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.55)   (0.41)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.64)   (0.41)
                         -----    -----
Net Asset Value, End
 of Period............  $10.72   $10.77
                        ======   ======
Total Return..........    5.81%    7.28%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.45%    5.94%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.47     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.30
                         -----     ----
 Total From Investment
            Operations    0.43     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.39)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.58)   (0.39)
                         -----    -----
Net Asset Value, End
 of Period............  $10.39   $10.54
                        ======   ======
Total Return..........    4.29%    6.67%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,450   $1,214
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.54%    5.59%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.31    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.09      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.42     (2.03)
                          ----     -----
 Total From Investment
            Operations    0.51     (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.72     $8.31
                         =====     =====
Total Return..........    6.03%   (18.93)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,517      $314
 Ratio of Expenses to
  Average Net Assets..    1.35%     1.35%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.73%     3.65%/(c)/
 Portfolio Turnover
  Rate................   151.0%    156.3%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(B)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.46      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.88)     (2.08)
                          -----      -----
 Total From Investment
            Operations    (0.86)     (2.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)        --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)        --
 ----                     -----
Net Asset Value, End
 of Period............    $6.52      $7.46
                          =====      =====
Total Return..........   (11.60)%   (21.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,504     $1,782
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.90%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.90%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.15%      0.34%/(d)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002      2001/(B)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.58     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.86)     (2.70)
                           -----      -----
 Total From Investment
            Operations     (0.87)     (2.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.08)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.63      $7.58
                           =====      =====
Total Return..........    (11.58)%   (25.47)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $117,442     $2,176
 Ratio of Expenses to
  Average Net Assets..      0.99%      1.00%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.93%      0.36%/(d)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional incurred an unrealized gain of $.19 per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002      2001/(A)/
                         ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $7.48      $9.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.05       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.78)     (2.09)
                        -----      -----
 Total From Investment
            Operations  (0.73)     (2.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.03)        --
 ----                   -----
   Total Dividends and
         Distributions  (0.03)        --
 ----                   -----
Net Asset Value, End
 of Period............  $6.72      $7.48
                        =====      =====
Total Return..........  (9.85)%   (21.35)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $594       $147
 Ratio of Expenses to
  Average Net Assets..   1.20%      1.20%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   0.80%      1.54%/(c)/
 Portfolio Turnover
  Rate................   63.4%     148.0%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.01 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(A)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $6.17      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.05)     (1.46)
                          -----      -----
 Total From Investment
            Operations    (1.08)     (1.46)
                          -----      -----
Net Asset Value, End
 of Period............    $5.09      $6.17
                          =====      =====
Total Return..........   (17.50)%   (19.66)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,787     $1,524
 Ratio of Expenses to
  Average Net Assets..     0.55%      0.55%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%      0.34%/(c)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.09      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.35)     (1.36)
                         -----      -----
 Total From Investment
            Operations   (1.24)     (1.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.76      $8.09
                         =====      =====
Total Return..........  (15.54)%   (13.84)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $7         $8
 Ratio of Expenses to
  Average Net Assets..    0.15%      0.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.44%      1.25%/(c)/
 Portfolio Turnover
  Rate................    67.9%     117.4%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.14    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.90)    (1.00)
                          -----     -----
 Total From Investment
            Operations    (0.77)    (0.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.27     $9.14
                          =====     =====
Total Return..........    (8.54)%   (9.68)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,086    $1,946
 Ratio of Expenses to
  Average Net Assets..     0.45%     0.45%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.45%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.58%     1.53%/(d)/
 Portfolio Turnover
  Rate................    128.9%    116.0%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.18 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $9.29     $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.28)    (0.71)
                        -----     -----
 Total From Investment
            Operations  (0.20)    (0.66)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.08)       --
                        -----    ----
   Total Dividends and
         Distributions  (0.08)       --
                        -----    ----
Net Asset Value, End
 of Period............  $9.01     $9.29
                        =====     =====
Total Return..........  (2.23)%   (6.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $9        $9
 Ratio of Expenses to
  Average Net Assets..   0.65%     0.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...   0.65%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   0.86%     0.82%/(d)/
 Portfolio Turnover
  Rate................   62.0%     55.6%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $5.72      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.71)     (2.09)
                         -----      -----
 Total From Investment
            Operations   (1.72)     (2.10)
                         -----      -----
Net Asset Value, End
 of Period............   $4.00      $5.72
                         =====      =====
Total Return..........  (30.07)%   (27.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $5         $7
 Ratio of Expenses to
  Average Net Assets..    0.65%      0.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%    (0.27)%/(d)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(A)/
                         ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $9.13     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.09      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.58)    (0.91)
                        -----     -----
 Total From Investment
            Operations  (0.49)    (0.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.09)       --
 Distributions from
  Realized Gains......  (0.07)       --
                        -----    ----
   Total Dividends and
         Distributions  (0.16)       --
                        -----    ----
Net Asset Value, End
 of Period............  $8.48     $9.13
                        =====     =====
Total Return..........  (5.61)%   (8.24)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $8        $9
 Ratio of Expenses to
  Average Net Assets..   0.15%     0.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   0.95%     0.90%/(c)/
 Portfolio Turnover
  Rate................   48.5%     63.4%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $9.96    $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.11      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.04     (0.60)
                         ----     -----
 Total From Investment
            Operations   0.15     (0.53)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.11)       --
 Distributions from
  Realized Gains......  (0.27)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.38)       --
 ----                   -----
Net Asset Value, End
 of Period............  $9.73     $9.96
                        =====     =====
Total Return..........   1.19%    (4.69)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $9        $9
 Ratio of Expenses to
  Average Net Assets..   0.64%     0.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...   0.65%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.08%     0.99%/(d)/
 Portfolio Turnover
  Rate................  172.2%    122.3%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.016    0.027
                         -----    -----
 Total From Investment
            Operations   0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.016)  (0.027)
                        ------   ------
   Total Dividends and
         Distributions  (0.016)  (0.027)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.64%    2.71%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,522     $186
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.53%    3.39%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.11     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.06       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.93)     (1.34)
                           -----      -----
 Total From Investment
            Operations     (0.87)     (1.27)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)     (0.02)
                           -----      -----
   Total Dividends and
         Distributions     (0.07)     (0.02)
                           -----      -----
Net Asset Value, End
 of Period............     $8.17      $9.11
                           =====      =====
Total Return..........     (9.66)%   (11.57)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $138,527    $15,058
 Ratio of Expenses to
  Average Net Assets..      0.73%      0.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.23%      1.15%/(d)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.55      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.51)     (1.38)
                         -----      -----
 Total From Investment
            Operations   (1.44)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.03      $7.55
                         =====      =====
Total Return..........  (19.29)%   (15.07)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $7         $8
 Ratio of Expenses to
  Average Net Assets..    0.45%      0.45%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.05%      0.96%/(d)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(d)/



/(a) /Effective September 26, 2002, LargeCap Blend Fund changed its name to
  Partners LargeCap Blend Fund I.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002      2001/(A)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.50     $10.30
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.41)     (2.80)
                           -----      -----
 Total From Investment
            Operations     (1.41)     (2.80)
                           -----      -----
Net Asset Value, End
 of Period............     $6.09      $7.50
                           =====      =====
Total Return..........    (18.80)%   (25.63)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $289,691    $11,239
 Ratio of Expenses to
  Average Net Assets..      0.75%      0.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.25%     (0.01)%/(c)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(c)/



/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional incurred an unrealized gain of $.30 per share from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $7.44     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.25)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.25)     (3.23)
                         -----      -----
Net Asset Value, End
 of Period............   $6.19      $7.44
                         =====      =====
Total Return..........  (16.80)%   (29.18)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,266     $3,193
 Ratio of Expenses to
  Average Net Assets..    1.00%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.07)%    (0.23)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/



/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.66 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.45     $10.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.11       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.07)      0.03
                           -----       ----
 Total From Investment
            Operations     (0.96)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)     (0.03)
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.10)     (0.03)
                           -----      -----
Net Asset Value, End
 of Period............     $9.39     $10.45
                           =====     ======
Total Return..........     (9.32)%     2.21%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $441,889    $23,921
 Ratio of Expenses to
  Average Net Assets..      0.80%      0.80%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.80%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.59%      1.33%/(d)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.40 per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.74     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.75)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.81)     (1.26)
                         -----      -----
Net Asset Value, End
 of Period............   $6.93      $8.74
                         =====      =====
Total Return..........  (20.71)%   (12.60)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,785     $2,121
 Ratio of Expenses to
  Average Net Assets..    1.00%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.22)%    (0.14)%/(c)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $6.31      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.16)     (2.00)
                         -----      -----
 Total From Investment
            Operations   (1.21)     (1.96)
                         -----      -----
Net Asset Value, End
 of Period............   $5.10      $6.31
                         =====      =====
Total Return..........  (19.18)%   (24.07)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $6         $7
 Ratio of Expenses to
  Average Net Assets..    1.00%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.78)%    (0.77)%/(c)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(A)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.43    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)    (0.73)
                          -----     -----
 Total From Investment
            Operations    (0.06)    (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.01)
 Tax Return of Capital
  Distribution........    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.03)    (0.01)
                          -----     -----
Net Asset Value, End
 of Period............    $9.34     $9.43
                          =====     =====
Total Return..........    (0.67)%   (6.28)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $21,210    $2,956
 Ratio of Expenses to
  Average Net Assets..     1.00%     1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..       --      0.44%/(c)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(c)/



/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.13 per share from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(A)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.35      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (2.43)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (2.47)
                          -----      -----
Net Asset Value, End
 of Period............    $5.12      $7.35
                          =====      =====
Total Return..........   (30.34)%   (23.36)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $91,760     $5,591
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.10%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.90)%    (0.78)%/(c)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(c)/



/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.12)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.43)     (4.54)
                         -----      -----
 Total From Investment
            Operations   (0.55)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.72      $6.27
                         =====      =====
Total Return..........   (8.77)%   (41.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,077     $1,166
 Ratio of Expenses to
  Average Net Assets..    0.99%      1.00%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.70)%    (0.48)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002     2001/(A)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)       --
 ----                      -----
 Total From Investment
            Operations     (0.25)       --
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.60    $10.00
                           =====    ======
Total Return..........     (2.72)%    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $133,400    $5,682
 Ratio of Expenses to
  Average Net Assets..      1.00%     1.00%/(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.20)%   (0.07)%/(b)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(b)/



/(a) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(b) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002/(A)/
                          ----
PREFERRED SECURITIES FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06
                           ----
 Total From Investment
            Operations     0.30
                           ----
Net Asset Value, End
 of Period............   $10.30
                         ======
Total Return..........     3.00%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,849
 Ratio of Expenses to
  Average Net Assets..     0.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     7.04%/(c)/
 Portfolio Turnover
  Rate................     11.3%/(c)/



/(a) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.87    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.20      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.51)    (0.21)
                          -----     -----
 Total From Investment
            Operations    (0.31)    (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.16)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.40     $9.87
                          =====     =====
Total Return..........    (3.25)%   (1.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,188    $4,339
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.84%     3.44%/(d)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(d)/



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.72    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.63)    (0.32)
                          -----     -----
 Total From Investment
            Operations    (0.44)    (0.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.14     $9.72
                          =====     =====
Total Return..........    (4.67)%   (2.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $42,265    $2,820
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.34%     2.81%/(d)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(d)/



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.17      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.79)    (0.50)
                          -----     -----
 Total From Investment
            Operations    (0.62)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.77     $9.53
                          =====     =====
Total Return..........    (6.63)%   (4.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,841    $3,816
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.91%     2.29%/(d)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(d)/



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.58    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.92)    (0.44)
                          -----     -----
 Total From Investment
            Operations    (0.76)    (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.68     $9.58
                          =====     =====
Total Return..........    (8.12)%   (4.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,314    $2,969
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.53%     1.77%/(d)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(d)/



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.15      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.09)    (0.80)
                         -----     -----
 Total From Investment
            Operations   (0.94)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.14     $9.22
                         =====     =====
Total Return..........  (10.45)%   (7.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,045    $2,265
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.19%     1.09%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.03    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.32)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.13)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.18)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.72    $10.03
                          =====    ======
Total Return..........    (1.36)%    0.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,909    $1,623
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.97%     3.44%/(d)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(d)/



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63     0.15
                          ----     ----
 Total From Investment
            Operations    1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.41)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.41)      --
 ----                    -----
Net Asset Value, End
 of Period............  $11.17   $10.50
                        ======   ======
Total Return..........   10.38%    4.17%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11      $11
 Ratio of Expenses to
  Average Net Assets..    0.85%    0.85%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.91%    4.91%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.44    $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.78)    (0.07)
                         -----     -----
 Total From Investment
            Operations   (0.75)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       --
 Distributions from
  Realized Gains......   (0.02)       --
 Tax Return of Capital
  Distributions.......   (0.01)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.60    $10.44
                         =====    ======
Total Return..........   (7.34)%   (0.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,681       $10
 Ratio of Expenses to
  Average Net Assets..    0.74%     0.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.75%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.66%     0.71%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $7.35      $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.08)     (1.70)
                         -----      -----
 Total From Investment
            Operations   (2.08)     (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $4.91      $7.35
                         =====      =====
Total Return..........  (30.33)%   (17.97)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,344       $560
 Ratio of Expenses to
  Average Net Assets..    0.75%      0.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.31)%    (0.45)%/(d)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.19    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.47)    (0.60)
                         -----     -----
 Total From Investment
            Operations   (0.40)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       --
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.20)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.59    $10.19
                         =====    ======
Total Return..........   (4.19)%   (5.12)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9        $9
 Ratio of Expenses to
  Average Net Assets..    0.15%     0.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.66%     0.65%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/



/(a) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.54   $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.12     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.39    (0.11)
                          ----    -----
 Total From Investment
            Operations    0.51    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)      --
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.57)      --
 ----                    -----
Net Asset Value, End
 of Period............  $10.48   $10.54
                        ======   ======
Total Return..........    4.60%   (0.47)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,641   $1,144
 Ratio of Expenses to
  Average Net Assets..    0.74%    0.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.75%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.88%    0.79%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.



On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

PERFORMANCE RESULTS - STABLE FUNDS


                              AVERAGE ANNUAL PERFORMANCE                                     ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2002)                                  (YEAR ENDED DECEMBER 31)

                                                       LIFE OF
                        YTD   1 YR  3 YR  5 YR  10 YR   FUND         2002  2001  2000  1999  1998  1997  1996  1995   1994    1993
                        ----------------------------------------     --------------------------------------------------------------
CAPITAL PRESERVATION
FUND INSTITUTIONAL/
(1)/                    4.15  4.15   N/A   N/A   N/A    4.30         4.15
 Lehman Brothers
 Mutual Fund U.S.
 Govt. 1-3 Year Index   6.28  6.28  7.70  6.63  6.17                 6.28  8.53  8.17  2.97  6.97  6.65  5.08  10.84   0.52   5.39
 Morningstar
 Short-Term Bond
 Category               5.24  5.24  6.62  5.75  5.78                 5.24  7.32  8.14  2.12  6.28  6.51  4.35  11.48  -0.86   6.86

HIGH QUALITY
SHORT-TERM BOND FUND
INSTITUTIONAL/ (2)/     7.67  7.67   N/A   N/A   N/A    6.76         7.67
Principal Global
Investors Limited Term
Fixed Income Composite  8.01  8.01  7.99  6.33   N/A                 8.01  7.19  8.81  1.05  6.79  6.64  4.88
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index    8.12  8.12  8.68  7.12  6.62                 8.12  9.03  8.91  2.09  7.63  7.13  4.67  12.88  -0.72   7.10
 Morningstar
 Short-Term Bond
 Category               5.24  5.24  6.62  5.75  5.78                 5.24  7.32  8.14  2.12  6.28  6.51  4.35  11.48  -0.86   6.86

MONEY MARKET FUND
INSTITUTIONAL/ (2)/     1.49  1.49   N/A   N/A   N/A    2.48         1.49
Principal Global
Investors Money Market
Composite               1.75  1.75  4.08  4.41  4.39                 1.75  4.33  6.21  4.71  5.13  5.10  4.95   5.53   3.69   2.59

/(1) /Fund's inception
06/15/01
/(2) /Institutional
Class Shares inception
03/01/01

                        ----------------------------------------     --------------------------------------------------------------

PERFORMANCE RESULTS - CONSERVATIVE FUNDS


                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                          LIFE OF
                         YTD   1 YR   3 YR   5 YR  10 YR   FUND         2002
                        -------------------------------------------     -------
BOND & MORTGAGE
SECURITIES FUND
INSTITUTIONAL/ (1)/      9.27   9.27    N/A   N/A   N/A    7.47          9.27
Principal Global
Investors Multi Sector
Fixed Income Composite   9.94   9.94  10.10  7.46  7.73                  9.94
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

GOVERNMENT SECURITIES
FUND INSTITUTIONAL/
(1)/                     8.77   8.77    N/A   N/A   N/A    7.54          8.77
Principal Global
Investors Mortgage
Backed Securities
Composite                8.84   8.84   9.13  6.99  7.08                  8.84
 Lehman Brothers
 Mortgage Backed
 Securities Index        8.75   8.75   9.36  7.34  7.27                  8.75
 Morningstar
 Intermediate
 Government Category     9.07   9.07   8.96  6.53  6.49                  9.07

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND INSTITUTIONAL
/(1)/                    9.91   9.91    N/A   N/A   N/A    8.17          9.91
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite               10.02  10.02   9.66  7.27   N/A                 10.02
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

HIGH QUALITY LONG-TERM
BOND FUND
INSTITUTIONAL/ (1)/     11.18  11.18    N/A   N/A   N/A    8.65         11.18
Principal Global
Investors Long Term
Fixed Income Composite  11.35  11.35   9.91  6.30   N/A                 11.35
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index             14.81  14.81  12.67  8.10  9.03                 14.81
 Morningstar Long-Term
 Bond Category           8.60   8.60   8.74  5.89  6.97                  8.60

PREFERRED SECURITIES
FUND INSTITUTIONAL/
(//2//)/                 4.96    N/A    N/A   N/A   N/A    4.96
Spectrum Preferred
Securities Composite     9.72   9.72  12.09  7.66  9.37                  9.72
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

 /(1)/ Institutional
 Class Shares
 inception 03/01/01
 /(//2//)/ Funds
 inception 05/01/02

                        -------------------------------------------     -------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996  1995   1994    1993
                        --------------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND
INSTITUTIONAL/ (1)/
Principal Global         8.43  12.00  -0.57   7.97  10.16  3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers         8.42  11.63  -0.82   8.69   9.65  3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar             7.36   9.45  -1.22   7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

GOVERNMENT SECURITIES
FUND INSTITUTIONAL/
(1)/
Principal Global         7.51  11.08   0.22   7.62   9.97  3.90  19.10  -4.41    9.21
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers         8.22  11.16   1.85   6.97   9.49  5.36  16.80  -1.61    6.84
 Mortgage Backed
 Securities Index
 Morningstar             6.84  10.76  -1.44   7.45   8.45  2.80  16.42  -4.02    8.03
 Intermediate
 Government Category

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND INSTITUTIONAL
/(1)/
Principal Global         8.32  10.71  -0.57   8.28   9.32
Investors Multi Sector
High Qual. Fixed Inc.
Composite
 Lehman Brothers         8.42  11.63  -0.82   8.69   9.65  3.63  13.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar             7.36   9.45  -1.22   7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

HIGH QUALITY LONG-TERM
BOND FUND
INSTITUTIONAL/ (1)/
Principal Global         8.05  10.40  -7.41  10.39   4.85
Investors Long Term
Fixed Income Composite
 Lehman Brothers Long    7.26  16.16  -7.64  11.76  14.52  0.13  29.93  -7.10   16.17
 Term Gov't./Credit
 Bond Index
 Morningstar Long-Term   7.51   9.26  -2.78   6.51  10.53  3.54  21.33  -6.13   13.34
 Bond Category

PREFERRED SECURITIES
FUND INSTITUTIONAL/
(//2//)/
Spectrum Preferred      10.55  16.11  -5.05   8.25  12.47  7.95  23.50   4.21    8.32
Securities Composite
 Lehman Brothers         8.42  11.63  -0.82   8.69   9.65  3.63  13.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar             7.36   9.45  -1.22   7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

 /(1)/ Institutional
 Class Shares
 inception 03/01/01
 /(//2//)/ Funds
 inception 05/01/02

                        --------------------------------------------------------------

PERFORMANCE RESULTS - MODERATE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                              LIFE OF
                         YTD     1 YR    3 YR   5 YR   10 YR   FUND          2002
                        -----------------------------------------------     --------
BALANCED FUND
INSTITUTIONAL/ (1)/     -12.15  -12.15     N/A    N/A   N/A    -7.61        -12.15
Principal Global
Investors Balanced
Composite                -9.73   -9.73   -2.93   0.95  7.10                  -9.73
Principal Global
Investors Multi Sector
Fixed Income Composite    9.94    9.94   10.10   7.46  7.73                   9.94
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LARGECAP BLEND FUND I
INSTITUTIONAL/(//2//)/     N/A     N/A     N/A    N/A   N/A      N/A
Principal Global
Investors Large Cap
Blend Composite /(3)/      N/A     N/A     N/A    N/A   N/A
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -11.88
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -13.68

PARTNERS LARGECAP
BLEND FUND I
INSTITUTIONAL/ (1)/     -24.89  -24.89     N/A    N/A   N/A   -18.86        -24.89
Goldman LargeCap Blend
Composite               -21.93  -21.93  -14.03  -0.30  9.98                 -21.93
Wellington LargeCap
Blend Composite         -24.01  -24.01  -14.74   0.00  9.33                 -24.01
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

PARTNERS LARGECAP
BLEND FUND
INSTITUTIONAL/
(//4//)/                -16.28  -16.28     N/A    N/A   N/A   -10.64        -16.28
Federated Core Equity
Composite               -18.41  -18.41   -9.40   5.29   N/A                 -18.41
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

LARGECAP GROWTH FUND
INSTITUTIONAL/ (1)/     -28.30  -28.30     N/A    N/A   N/A   -22.12        -28.30
Principal Global
Investors Large Cap
Quality Growth
Composite               -33.59  -33.59  -23.67    N/A   N/A                 -33.59
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70                 -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22                 -27.73

PARTNERS LARGECAP
GROWTH FUND
INSTITUTIONAL/(//4//)/     N/A     N/A     N/A    N/A   N/A      N/A
Putnam LargeCap Growth
Composite               -25.84  -25.84  -21.30  -0.75  9.19                 -25.84
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70                 -20.42
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -11.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22                 -23.63

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
12/30/02
/(3) /As this
composite was started
on 01/01/03,
 performance is not
 yet available.
/(//4//) /Fund's
inception 12/06/00

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
BALANCED FUND
INSTITUTIONAL/ (1)/
Principal Global         -3.01   -6.47   2.20  12.17  20.03  10.69  26.88  -1.63   14.25
Investors Balanced
Composite
Principal Global          8.43   12.00  -0.57   7.97  10.16   3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42   11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01    2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LARGECAP BLEND FUND I
INSTITUTIONAL/(//2//)/
Principal Global
Investors Large Cap
Blend Composite /(3)/
 S&P 500 Index           -9.11   21.04  28.58  33.36  22.96  37.58   1.32  10.08    7.62
 Morningstar Large       -6.97   19.72  21.95  27.43  20.37  31.99  -1.08  11.12    7.62
 Blend Category

PARTNERS LARGECAP
BLEND FUND I
INSTITUTIONAL/ (1)/
Goldman LargeCap Blend  -10.54   -9.05  22.28  27.00  33.36  24.62  37.48   1.27   13.51
Composite
Wellington LargeCap     -12.79   -6.49  20.67  33.73  31.37  24.24  33.94  -2.23   14.19
Blend Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

PARTNERS LARGECAP        -7.13
BLEND FUND
INSTITUTIONAL/
(//4//)/
Federated Core Equity    -5.75   -3.31  44.20  20.71  31.30  18.98
Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LARGECAP GROWTH FUND
INSTITUTIONAL/ (1)/
Principal Global        -25.45  -10.24
Investors Large Cap
Quality Growth
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16  38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72  33.56  25.00  18.95  32.27  -2.32   10.31
 Growth Category

PARTNERS LARGECAP
GROWTH FUND
INSTITUTIONAL/(//4//)/
Putnam LargeCap Growth  -23.03  -17.38  55.28  23.17  25.20  12.07  39.34  -0.05   17.96
Composite
 Russell 1000 Growth    -22.42   33.16  38.71  30.49  23.12  37.19   2.66   2.90    5.00
 Index
 S&P 500 Index           -9.11   21.04  28.58  33.36  22.96  37.58   1.32  10.08    7.62
 Morningstar Large      -14.09   39.72  33.56  25.00  18.95  32.27  -2.32  10.31    5.83
 Growth Category

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
12/30/02
/(3) /As this
composite was started
on 01/01/03,
 performance is not
 yet available.
/(//4//) /Fund's
inception 12/06/00

                        -----------------------------------------------------------------

PERFORMANCE RESULTS - MODERATE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                              LIFE OF
                         YTD     1 YR    3 YR   5 YR   10 YR   FUND          2002
                        -----------------------------------------------     --------
PARTNERS LARGECAP
GROWTH FUND I
INSTITUTIONAL/ (1//)/   -27.76  -27.76     N/A    N/A    N/A  -22.96        -27.76
Morgan Stanley Equity
Growth Composite        -27.75  -27.75  -18.32  -1.65   9.49                -27.75
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59   9.34                -22.11
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72   6.22                -27.73

PARTNERS LARGECAP
GROWTH FUND II
INSTITUTIONAL/ (1//)/   -25.95  -25.95     N/A    N/A    N/A  -23.60        -25.95
American Century Large
Cap Growth Equity
Composite               -26.11  -26.11  -19.97  -1.15   5.59                -26.11
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84   6.70                -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72   6.22                -27.73

LARGECAP S&P 500 INDEX
FUND INSTITUTIONAL/
(//2//)/                -22.27  -22.27     N/A    N/A    N/A  -16.04        -22.27
Principal Global
Investors S&P 500
Index Composite         -22.34  -22.34  -14.86  -0.95    N/A                -22.34
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59   9.34                -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47   7.85                -22.02

LARGECAP VALUE FUND
INSTITUTIONAL/
(//2//)/                -12.92  -12.92     N/A    N/A    N/A   -9.20        -12.92
Principal Global
Investors Large Cap
Value Composite         -13.60  -13.60   -6.28  -2.78    N/A                -13.60
 Russell 1000 Value
 Index                  -15.52  -15.52   -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92   -6.01  -0.54   8.63                -18.92

PARTNERS LARGECAP
VALUE FUND
INSTITUTIONAL/
(//1//)/                -13.58  -13.58     N/A    N/A    N/A   -2.14        -13.58
Bernstein Diversified
Value Composite         -12.59  -12.59    0.97    N/A    N/A                -12.59
 Russell 1000 Value
 Index                  -15.52  -15.52   -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92   -6.01  -0.54   8.63                -18.92

MIDCAP VALUE FUND
INSTITUTIONAL/
(//2//)/                 -8.01   -8.01     N/A    N/A    N/A   -1.74         -8.01
Principal Global
Investors Mid Cap
Value Composite          -7.95   -7.95    0.48  -0.60   9.25                 -7.95
 Russell Midcap Value
 Index                   -9.65   -9.65    3.29   2.95  11.05                 -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91    2.54   3.17  10.26                -12.91

PARTNERS MIDCAP VALUE
FUND INSTITUTIONAL/
(//1//)/                 -9.91   -9.91     N/A    N/A    N/A   -2.85         -9.91
Neuberger Berman
MidCap Value Composite  -10.53  -10.53    4.31   1.84  11.14                -10.53
 Russell Midcap Value
 Index                   -9.65   -9.65    3.29   2.95  11.05                 -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91    2.54   3.17  10.26                -12.91

/(//1//) /Fund's
inception 12/06/00
/(//2//)
/Institutional Class
Shares inception
03/01/01

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000   1999    1998   1997   1996   1995   1994    1993
                        ------------------------------------------------------------------
PARTNERS LARGECAP       -14.32
GROWTH FUND I
INSTITUTIONAL/ (1//)/
Morgan Stanley Equity   -15.26  -11.00  39.42   21.11  31.40  31.23  45.03   3.18    4.32
Growth Composite
 S&P 500 Index          -11.88   -9.11  21.04   28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -23.63  -14.09  39.72   33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category

PARTNERS LARGECAP       -17.88
GROWTH FUND II
INSTITUTIONAL/ (1//)/
American Century Large  -18.66  -14.71  34.68   36.77  29.28  14.92  20.35  -1.49    3.76
Cap Growth Equity
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16   38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72   33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category

LARGECAP S&P 500 INDEX
FUND INSTITUTIONAL/
(//2//)/
Principal Global        -12.30   -9.44  20.62   28.18  32.89  22.51  37.07   1.05
Investors S&P 500
Index Composite
 S&P 500 Index          -11.88   -9.11  21.04   28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97  19.72   21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LARGECAP VALUE FUND
INSTITUTIONAL/
(//2//)/
Principal Global         -8.30    3.88  -7.12   18.04  28.94  22.18
Investors Large Cap
Value Composite
 Russell 1000 Value      -5.59    7.02   7.35   15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large       -5.37    5.47   6.63   13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

PARTNERS LARGECAP         5.53
VALUE FUND
INSTITUTIONAL/
(//1//)/
Bernstein Diversified     4.26   13.80
Value Composite
 Russell 1000 Value      -5.59    7.02   7.35   15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large       -5.37    5.47   6.63   13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

MIDCAP VALUE FUND
INSTITUTIONAL/
(//2//)/
Principal Global          3.67    6.32  -7.36    3.25  35.49  16.03  41.18   0.98   11.43
Investors Mid Cap
Value Composite
 Russell Midcap Value     2.34   19.18  -0.11    5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82   7.78    3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

PARTNERS MIDCAP VALUE    -1.78
FUND INSTITUTIONAL/
(//1//)/
Neuberger Berman         -2.20   29.70   8.04  -10.66  32.66  28.08  35.23  -1.89   16.44
MidCap Value Composite
 Russell Midcap Value     2.34   19.18  -0.11    5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82   7.78    3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

/(//1//) /Fund's
inception 12/06/00
/(//2//)
/Institutional Class
Shares inception
03/01/01

                        ------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                              LIFE OF
                         YTD     1 YR    3 YR   5 YR   10 YR   FUND          2002
                        -----------------------------------------------     --------
MIDCAP BLEND FUND
INSTITUTIONAL/ (1)/      -8.47   -8.47     N/A    N/A    N/A   -3.87         -8.47
Principal Global
Investors Mid Cap                                                       -
Blend Composite          -8.72   -8.72   -0.01   3.30   9.36                 -8.72
 Russell Midcap Index   -16.19  -16.19   -5.04   2.19   9.91                -16.19
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

PARTNERS MIDCAP BLEND
FUND INSTITUTIONAL/
(2)/                    -28.17  -28.17     N/A    N/A    N/A  -17.08        -28.17
Morgan Stanley MidCap
Blend Composite         -27.80  -27.80   -8.01   1.58    N/A                -27.80
 S&P MidCap 400 Index   -14.53  -14.53   -0.06   6.40  11.95                -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

MIDCAP GROWTH FUND
INSTITUTIONAL/ (1)/     -40.47  -40.47     N/A    N/A    N/A  -30.46        -40.47
Principal Global
Investors Mid Cap
Growth Composite        -41.41  -41.41  -26.18  -6.88    N/A                -41.41
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82   6.70                -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09   6.54                -27.53

MIDCAP S&P 400 INDEX
FUND INSTITUTIONAL/
(1)/                    -15.26  -15.26     N/A    N/A    N/A   -6.86        -15.26
Principal Global
Investors S&P 400
Index Composite         -15.06  -15.06   -0.79    N/A    N/A                -15.06
 S&P MidCap 400 Index   -14.53  -14.53   -0.06   6.40  11.95                -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08   -4.17   2.75   9.79                -17.08

PARTNERS MIDCAP GROWTH
FUND INSTITUTIONAL/
(1)/                    -31.87  -31.87     N/A    N/A    N/A  -24.34        -31.87
Turner Midcap Growth
Composite               -32.53  -32.53  -23.70   4.86    N/A                -32.53
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82   6.70                -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09   6.54                -27.53

REAL ESTATE FUND
INSTITUTIONAL/ (1)/       7.86    7.86     N/A    N/A    N/A   10.96          7.86
Principal Capital -
REI Real Estate
Composite                 8.06    8.06   15.47   6.07    N/A                  8.06
 Morgan Stanley REIT
 Index                    3.64    3.64   14.02   3.30    N/A                  3.64
 Morningstar Specialty
 - Real Estate
 Category                 4.10    4.10   12.89   2.99   8.86                  4.10

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
03/01/01

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999    1998   1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
MIDCAP BLEND FUND
INSTITUTIONAL/ (1)/
Principal Global         -3.49   13.49   12.37    4.72  24.95  18.66  33.39   5.46   -0.26
Investors Mid Cap
Blend Composite
 Russell Midcap Index    -5.63    8.25   18.23   10.09  29.01  19.00  34.46  -2.09   14.30
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

PARTNERS MIDCAP BLEND
FUND INSTITUTIONAL/
(2)/
Morgan Stanley MidCap    -3.50   11.74   19.99   15.78  39.58  40.77  32.71
Blend Composite
 S&P MidCap 400 Index    -0.60   17.51   14.72   19.11  32.25  19.18  30.92  -3.59   13.93
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

MIDCAP GROWTH FUND
INSTITUTIONAL/ (1)/
Principal Global        -27.92   -4.81   69.96    2.48  26.15  13.40
Investors Mid Cap
Growth Composite
 Russell Midcap Growth  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90   63.90   17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

MIDCAP S&P 400 INDEX
FUND INSTITUTIONAL/
(1)/
Principal Global         -1.25   16.41
Investors S&P 400
Index Composite
 S&P MidCap 400 Index    -0.60   17.51   14.72   19.11  32.25  19.20  30.95  -3.58   13.95
 Morningstar Mid-Cap     -4.96    3.37   18.70    6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

PARTNERS MIDCAP GROWTH
FUND INSTITUTIONAL/
(1)/
Turner Midcap Growth    -28.17   -8.10  126.09   26.33  41.77
Composite
 Russell Midcap Growth  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90   63.90   17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

REAL ESTATE FUND
INSTITUTIONAL/ (1)/
Principal Capital -       8.73   31.15   -3.01  -10.20  19.83
REI Real Estate
Composite
 Morgan Stanley REIT     12.83   26.81   -4.55  -16.90  18.58  35.89  12.90
 Index
 Morningstar Specialty    8.93   25.83   -3.35  -15.79  23.05  31.68  15.17  -0.62   21.11
 - Real Estate
 Category

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
03/01/01

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                              LIFE OF
                         YTD     1 YR    3 YR   5 YR   10 YR   FUND          2002
                        -----------------------------------------------     --------
SMALLCAP BLEND FUND
INSTITUTIONAL/ (1)/     -17.07  -17.07     N/A    N/A    N/A   -3.74        -17.07
Principal Global
Investors Small                                                         -
Company Blend
Composite               -15.48  -15.48   -3.18   2.13   9.66                -15.48
 Russell 2000 Index     -20.48  -20.48   -7.53  -1.36   7.15                -20.48
 Morningstar Small
 Blend Category         -16.17  -16.17    0.97   2.10   7.97                -16.17

PARTNERS SMALLCAP
BLEND FUND
INSTITUTIONAL/(//2//)/     N/A     N/A     N/A    N/A    N/A     N/A
Dreyfus-Mellon
SmallCap Blend                                                          -
Composite               -10.78  -10.78    0.89   2.23    N/A                -10.78
 Russell 2000 Index     -20.48  -20.48   -7.53  -1.36   7.15                -20.48
 Morningstar Small
 Blend Category         -16.17  -16.17    0.97   2.10   7.97                -16.17

SMALLCAP GROWTH FUND
INSTITUTIONAL/ (1)/     -39.19  -39.19     N/A    N/A    N/A  -24.57        -39.19
Principal Global
Investors Small
Company Growth
Composite               -40.54  -40.54  -26.81  -8.66    N/A                -40.54
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

PARTNERS SMALLCAP
GROWTH FUND I
INSTITUTIONAL/
(//3//)/                -40.51  -40.51     N/A    N/A    N/A  -26.24        -40.51
Neuberger Berman
SmallCap Growth
Composite               -42.82  -42.82  -29.45    N/A    N/A                -42.82
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

PARTNERS SMALLCAP
GROWTH FUND II
INSTITUTIONAL/
(//3//)/                -24.63  -24.63     N/A    N/A    N/A  -26.66        -24.63
UBS U.S. Small
Capitalization Growth
Equity Composite                         -3.08   3.38    N/A                -17.82
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63                -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10   6.25                -28.42

SMALLCAP S&P 600 INDEX
FUND INSTITUTIONAL/
(1)/                    -14.90  -14.90     N/A    N/A    N/A   -4.23        -14.90
Principal Global
Investors Small Cap
S&P 600 Index
Composite               -15.29  -15.29   -0.48    N/A    N/A                -15.29
 S&P SmallCap 600
 Index                  -14.63  -14.63    0.55   2.43   9.70                -14.63
 Morningstar Small
 Blend Category         -16.17  -16.17    0.97   2.10   7.97                -16.17

SMALLCAP VALUE FUND
INSTITUTIONAL/ (1)/      -2.63   -2.63     N/A    N/A    N/A    4.31         -2.63
Principal Global
Investors Small Cap
Value Composite          -1.94   -1.94    6.17   0.48    N/A                 -1.94
 Russell 2000 Value
 Index                  -11.42  -11.42    7.44   2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25    7.32   2.86  10.28                -10.25

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
12/30/02
/(2) /Fund's inception
12/06/00

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999    1998   1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
SMALLCAP BLEND FUND
INSTITUTIONAL/ (1)/
Principal Global          1.79   19.86   12.50  -11.27  15.89
Investors Small
Company Blend
Composite
 Russell 2000 Index       2.49   -3.02   21.26   -2.55  22.36  16.50  28.45  -1.82   18.88
 Morningstar Small        8.41   12.84   18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

PARTNERS SMALLCAP
BLEND FUND
INSTITUTIONAL/(//2//)/
Dreyfus-Mellon            4.97    9.66   13.60   -4.27
SmallCap Blend
Composite
 Russell 2000 Index       2.49   -3.02   21.26   -2.55  22.36  16.50  28.45  -1.82   18.88
 Morningstar Small        8.41   12.84   18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

SMALLCAP GROWTH FUND
INSTITUTIONAL/ (1)/
Principal Global         -0.41  -33.86   66.37   -2.47  34.77  14.19
Investors Small
Company Growth
Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

PARTNERS SMALLCAP       -13.93
GROWTH FUND I
INSTITUTIONAL/
(//3//)/
Neuberger Berman        -14.30  -28.36  134.28
SmallCap Growth
Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

PARTNERS SMALLCAP       -20.45
GROWTH FUND II
INSTITUTIONAL/
(//3//)/
UBS U.S. Small          -10.83   24.24   45.42  -10.81  22.93  18.54  23.44
Capitalization Growth
Equity Composite
 Russell 2000 Growth     -9.23  -22.43   43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

SMALLCAP S&P 600 INDEX
FUND INSTITUTIONAL/
(1)/
Principal Global          5.61   10.17
Investors Small Cap
S&P 600 Index
Composite
 S&P SmallCap 600         6.54   11.80   12.40   -1.31  25.58  21.32  29.97  -4.77   18.78
 Index
 Morningstar Small        8.41   12.84   18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

SMALLCAP VALUE FUND
INSTITUTIONAL/ (1)/
Principal Global          8.93   12.05   -8.92   -6.03  33.65  28.44
Investors Small Cap
Value Composite
 Russell 2000 Value      14.02   22.83   -1.49   -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small       17.31   16.98    4.49   -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
12/30/02
/(2) /Fund's inception
12/06/00

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                            LIFE OF
                         YTD     1 YR   3 YR   5 YR  10 YR   FUND          2002
                        ---------------------------------------------     --------
PARTNERS SMALLCAP
VALUE
INSTITUTIONAL/(1)/      -10.16  -10.16    N/A   N/A    N/A   2.00         -10.16
Ark Asset Small Cap                                                   -
Value Composite          -9.72   -9.72  13.59  8.81    N/A                 -9.72
 Russell 2000 Value
 Index                  -11.42  -11.42   7.44  2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25   7.32  2.86  10.28                -10.25

PARTNERS SMALLCAP
VALUE FUND I
INSTITUTIONAL/(//2//)/     N/A     N/A    N/A   N/A    N/A    N/A
JP Morgan SmallCap
Value Composite          -8.40   -8.40   6.80  3.96    N/A                 -7.85
 Russell 2000 Value
 Index                  -11.42  -11.42   7.44  2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25   7.32  2.86  10.28                -10.25

/(1) /Fund's inception
03/01/01
/(1) /Fund's inception
12/30/02

                        ---------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
PARTNERS SMALLCAP
VALUE
INSTITUTIONAL/(1)/
Ark Asset Small Cap     21.50  33.67   6.05  -1.89  32.41  24.03  33.78
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

PARTNERS SMALLCAP
VALUE FUND I
INSTITUTIONAL/(//2//)/
JP Morgan SmallCap       8.51  22.45   4.56  -4.78
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

/(1) /Fund's inception
03/01/01
/(1) /Fund's inception
12/30/02

                        ---------------------------------------------------------------

PERFORMANCE RESULTS - DYNAMIC FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                              LIFE OF
                         YTD     1 YR    3 YR   5 YR   10 YR   FUND          2002
                        -----------------------------------------------     --------
INTERNATIONAL EMERGING
MARKETS FUND
INSTITUTIONAL/ (1)/      -6.82   -6.82     N/A    N/A    N/A   -6.20         -6.82
Principal Global
Investors
International Emerging
Markets Equity
Composite                -6.80   -6.80  -13.82  -2.96    N/A                 -6.80
 MSCI Emerging Markets
 Free Index-ID           -7.97   -7.97  -15.81  -6.67  -0.75                 -7.97
 Morningstar
 Diversified Emerging
 Markets Category        -5.90   -5.90  -14.09  -4.63   0.29                 -5.90

INTERNATIONAL FUND I
INSTITUTIONAL/ (1)/     -16.38  -16.38     N/A    N/A    N/A  -17.72        -16.38
Principal Global
Investors
International Broad
Markets
Composite               -15.04  -15.04  -16.13  -3.62   6.50                -15.04
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93   3.98                -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09   4.86                -16.35

INTERNATIONAL FUND II
INSTITUTIONAL/ (2)/     -16.18  -16.18     N/A    N/A    N/A  -18.26        -16.18
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93   3.98                -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09   4.86                -16.35

INTERNATIONAL SMALLCAP
FUND INSTITUTIONAL/
(1)/                    -15.74  -15.74     N/A    N/A    N/A  -16.32        -15.74
Principal Global
Investors
International Small
Cap Equity
Composite               -15.44  -15.44  -16.44   4.28    N/A                -15.44
 MSCI EAFE Small Cap
 Index                   -7.82   -7.82   -9.32    N/A    N/A                 -7.82
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09   4.86                -16.35

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
12/06/00

                        -----------------------------------------------     --------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000   1999    1998    1997   1996   1995   1994    1993
                        -------------------------------------------------------------------
INTERNATIONAL EMERGING
MARKETS FUND
INSTITUTIONAL/ (1)/
Principal Global         -3.66  -28.63  63.25  -17.59   11.38  25.57   7.46
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets   -4.91  -31.86  63.70  -27.52  -13.41   3.92  -6.95  -8.67   71.26
 Free Index-ID
 Morningstar             -3.73  -31.11  71.86  -27.03   -3.68  13.35  -3.45  -9.27   73.26
 Diversified Emerging
 Markets Category

INTERNATIONAL FUND I
INSTITUTIONAL/ (1)/
Principal Global        -24.79   -7.57  25.78   10.47   12.43  24.54  14.07  -2.38   44.82
Investors
International Broad
Markets
Composite
 MSCI EAFE (Europe,     -21.44  -14.17  26.96   20.00    1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49   13.00    5.43  12.39   9.82  -0.40   36.71
 Stock Category

INTERNATIONAL FUND II   -21.06
INSTITUTIONAL/ (2)/
 MSCI EAFE (Europe,     -21.44  -14.17  26.96   20.00    1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49   13.00    5.43  12.39   9.82  -0.40   36.71
 Stock Category

INTERNATIONAL SMALLCAP
FUND INSTITUTIONAL/
(1)/
Principal Global        -21.87  -11.70  86.79   13.24   15.62  40.53   3.61
Investors
International Small
Cap Equity
Composite
 MSCI EAFE Small Cap    -12.51   -7.56  19.73
 Index
 Morningstar Foreign    -21.93  -15.66  44.49   13.00    5.43  12.39   9.82  -0.40   36.71
 Stock Category

/(1) /Institutional
Class Shares inception
03/01/01
/(2) /Fund's inception
12/06/00

                        -------------------------------------------------------------------

PERFORMANCE RESULTS - LIFETIME FUNDS




                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LIFETIME 2010 FUND
INSTITUTIONAL/ (1)/      -4.45   -4.45     N/A    N/A   N/A    -1.93         -4.45
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2020 FUND
INSTITUTIONAL/ (1)/      -7.00   -7.00     N/A    N/A   N/A    -3.52         -7.00
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2030 FUND
INSTITUTIONAL/ (1)/     -10.05  -10.05     N/A    N/A   N/A    -5.75        -10.05
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2040 FUND
INSTITUTIONAL/ (1)/     -12.61  -12.61     N/A    N/A   N/A    -6.26        -12.61
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2050 FUND
INSTITUTIONAL/ (1)/     -15.72  -15.72     N/A    N/A   N/A    -9.50        -15.72
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

LIFETIME STRATEGIC
INCOME FUND
INSTITUTIONAL/ (1)/      -1.69   -1.69     N/A    N/A   N/A     0.03         -1.69
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

/(1) /Fund's inception
03/01/01

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LIFETIME 2010 FUND
INSTITUTIONAL/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2020 FUND
INSTITUTIONAL/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2030 FUND
INSTITUTIONAL/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2040 FUND
INSTITUTIONAL/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2050 FUND
INSTITUTIONAL/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Large      -13.68  -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LIFETIME STRATEGIC
INCOME FUND
INSTITUTIONAL/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

/(1) /Fund's inception
03/01/01

                        ----------------------------------------------------------------

IMPORTANT NOTES TO THE APPENDIX


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.



MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

 ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share or that the Capital Preservation

Fund will be able to maintain a stable share price of $10.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572



                         PRINCIPAL INVESTORS FUND, INC.



                                 BALANCED FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED FUND
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

MAIN STRATEGIES

The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.



MAIN RISKS

The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Fund invests in both stocks and bonds, the Fund may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -5.71
2002    -12.84


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns
                           during this time period were:
                            HIGHEST Q4 '01   5.53%
                            LOWEST  Q3 '02  -9.71%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-12.84%; Advisors Preferred Class is -12.67%;
Select Class is -12.51%; and Preferred Class is -12.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -12.84              N/A             N/A            -9.26
 ADVISORS PREFERRED
 CLASS.................      -12.67              N/A             N/A            -9.05
 SELECT CLASS..........      -12.51              N/A             N/A            -8.88
 PREFERRED CLASS ......
                             -12.30              N/A             N/A            -8.73
 S&P 500 Index ........      -22.11            -0.59            9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26             7.54            7.51
 Morningstar Domestic
 Hybrid Category.......       -9.67             1.49            7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.50%      0.50%      0.50%       0.50%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.25%      1.07%      0.88%       0.76%
  *Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $127  $397  $686  $1,511
 ADVISORS PREFERRED CLASS                                                               109   340   590   1,306
 SELECT CLASS                                                                            90   281   488   1,084
 PREFERRED CLASS                                                                         78   243   422     942

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.50%.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.04    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.92)    (1.23)
                          -----     -----
 Total From Investment
            Operations    (0.81)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.16)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.07     $9.04
                          =====     =====
Total Return..........    (9.21)%   (9.57)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,395    $1,130
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.06%     1.07%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     1.07%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.95%     2.34%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.02    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.17      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)    (1.23)
                          -----     -----
 Total From Investment
            Operations    (0.83)    (1.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.14)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.05     $9.02
                          =====     =====
Total Return..........    (9.39)%   (9.77)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,423    $1,752
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.24%     1.25%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     1.25%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.82%     2.16%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.07    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.97)    (1.36)
                          -----     -----
 Total From Investment
            Operations    (0.78)    (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.19)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.10     $9.07
                          =====     =====
Total Return..........    (8.89)%   (9.27)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,064    $1,134
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.75%     0.76%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     0.76%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.30%     2.50%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.05    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.99)    (1.23)
                          -----     -----
 Total From Investment
            Operations    (0.80)    (1.05)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.17)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.08     $9.05
                          =====     =====
Total Return..........    (9.02)%   (9.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,010    $1,132
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.88%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     0.87%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.19%     2.53%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.11 per share from December 1, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.



 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
BALANCED FUND
 ADVISORS SELECT /(1)/  -12.84  -12.84     N/A    N/A   N/A    -9.26        -12.84
 ADVISORS PREFERRED
 /(1)/                  -12.67  -12.67     N/A    N/A   N/A    -9.05        -12.67
 SELECT/ (1)/           -12.51  -12.51     N/A    N/A   N/A    -8.88        -12.51
 PREFERRED/ (1)/        -12.30  -12.30     N/A    N/A   N/A    -8.73        -12.30
Principal Global
Investors Balanced
Composite                                -2.93   0.95  7.10
Principal Global
Investors Multi Sector
Fixed Income Composite                   10.10   7.46  7.73
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                 -10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
BALANCED FUND
 ADVISORS SELECT /(1)/   -5.71
 ADVISORS PREFERRED      -5.45
 /(1)/
 SELECT/ (1)/            -5.27
 PREFERRED/ (1)/         -5.16
Principal Global                -6.47   2.20  12.17  20.03  10.69  26.88  -1.63   14.25
Investors Balanced
Composite
Principal Global                12.00  -0.57   7.97  10.16   3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------




S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                        BOND & MORTGAGE SECURITIES FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.76
2002    8.09


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '01  4.03%
                            LOWEST  Q4 '01 -0.55%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
8.09%; Advisors Preferred Class is 8.58%;
Select Class is 9.38%; and Preferred Class is 8.81%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                          PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       8.09             N/A             N/A             7.82
 ADVISORS PREFERRED
 CLASS.................       8.58             N/A             N/A             8.14
 SELECT CLASS..........       9.38             N/A             N/A             8.63
 PREFERRED CLASS ......
                              8.81             N/A             N/A             8.45
 Lehman Brothers
 Aggregate Bond Index .      10.26            7.54            7.51
 Morningstar
 Intermediate-Term Bond
 Category .............       7.88            6.20            6.69
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.55%      0.55%      0.55%       0.55%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.30%      1.12%      0.93%       0.81%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $132  $412  $713  $1,568
 ADVISORS PREFERRED CLASS                                                               114   356   617   1,363
 SELECT CLASS                                                                            95   296   515   1,143
 PREFERRED CLASS                                                                         83   259   450   1,002

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.55%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date, the 23rd of each month (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.05)    0.64
                         -----     ----
 Total From Investment
            Operations    0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.44)   (0.49)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.50)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.59   $10.68
                        ======   ======
Total Return..........    4.08%   10.95%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..    1.12%    1.12%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.35%    5.03%/(c)/
 Portfolio Turnover
  Rate................    46.7%   124.7%/(c)/

                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.16)    0.63
                         -----     ----
 Total From Investment
            Operations    0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.43)   (0.47)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.49)   (0.47)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.67
                        ======   ======
Total Return..........    3.80%   10.69%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $388   $2,669
 Ratio of Expenses to
  Average Net Assets..    1.30%    1.30%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.27%    4.85%/(c)/
 Portfolio Turnover
  Rate................    46.7%   124.7%/(c)/

                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)    0.64
                         -----     ----
 Total From Investment
            Operations    0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)   (0.51)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.60   $10.68
                        ======   ======
Total Return..........    4.50%   11.20%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..    0.81%    0.81%
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.51%    5.59%
 Portfolio Turnover
  Rate................    46.7%   124.7%

                          2002    2001/(A)/
                          ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    0.62
                         -----     ----
 Total From Investment
            Operations    0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.46)   (0.50)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.52)   (0.50)
                         -----    -----
Net Asset Value, End
 of Period............  $10.65   $10.67
                        ======   ======
Total Return..........    4.96%   11.03%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $113   $2,668
 Ratio of Expenses to
  Average Net Assets..    0.92%    0.93%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.69%    5.22%/(c)/
 Portfolio Turnover
  Rate................    46.7%   124.7%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.







 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE
                         YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2002
                        -------------------------------------------     -------
BOND & MORTGAGE
SECURITIES FUND
 ADVISORS SELECT /(1)/   8.09   8.09    N/A   N/A   N/A    7.82          8.09
 ADVISORS PREFERRED
 /(1)/                   8.58   8.58    N/A   N/A   N/A    8.14          8.58
 SELECT/ (1)/            9.38   9.38    N/A   N/A   N/A    8.63          9.38
 PREFERRED/ (1)/         8.81   8.81    N/A   N/A   N/A    8.45          8.81
Principal Global
Investors Multi Sector
Fixed Income Composite                10.10  7.46  7.73
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------     -------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998  1997   1996  1995   1994    1993
                        ------------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND
 ADVISORS SELECT /(1)/  6.76
 ADVISORS PREFERRED     6.94
 /(1)/
 SELECT/ (1)/           7.05
 PREFERRED/ (1)/        7.24
Principal Global              12.00  -0.57  7.97  10.16  3.94  18.41  -2.05   10.67
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers        8.42  11.63  -0.82  8.69   9.65  3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar            7.36   9.45  -1.22  7.42   8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

 /(1) /Fund's
 inception 12/06/00     ------------------------------------------------------------




LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                           CAPITAL PRESERVATION FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS
A table is included that shows the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services. Remember that a Fund's past performance is not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CAPITAL PRESERVATION FUND
The Fund seeks a high level of current income while seeking to maintain a stable value per share.

MAIN STRATEGIES

The Fund pursues its investment objective by investing in a diversified portfolio of investment grade fixed-income securities, money market instruments, futures, options and other instruments and by entering into contracts ("wrapper agreements") with financial institutions, such as banks and insurance companies. Under most circumstances and over most time periods, the combination of portfolio securities and wrapper agreements is expected to provide:
.. a constant net asset value per share, and .. a rate of return that is higher than most money market mutual funds.
However, there is no guarantee that either of these goals will be achieved.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities of short to intermediate term maturities rated, at the time of purchase, in one of the top four categories by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if not rated, in the opinion of the Sub-Advisor, Principal, are of comparable quality. In the event that a particular security is downgraded after purchase, Principal will determine if it should be maintained in the portfolio or sold. Under normal circumstances, the Fund will not maintain more than 5% of its assets in non-investment grade fixed-income securities.


The rest of the Fund's assets are invested in: cash or other liquid assets; futures contracts; repurchase agreements; swap agreements; options; when-issued securities; delayed delivery securities; and wrapper agreements. Principal may also use certain financing techniques such as reverse repurchase agreements. Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The average portfolio duration of the Fund normally ranges from 2 to 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change in 1% of the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



MAIN RISKS
All fixed-income securities have certain risks:
.. credit risk - the possibility that the issuer does not make timely payments of principle or interest;
.. interest rate risk - the possibility that the price of the security fluctuates due to changing interest rates; and

.. income risk - the possibility that the Fund's income will decline when its assets are reinvested when market interest rates are falling.

The value of the securities owned by the Fund fluctuates based on these risks. Principal attempts to manage the Fund's assets to minimize these risks. In addition, the Fund invests in wrapper agreements. It is expected that under normal circumstances, the value of the wrapper agreements will fluctuate in inverse proportion to the fluctuations in the value of the securities owned by the Fund. However, there is no assurance that the Fund will be able to maintain a stable value per share.


A wrapper agreement is a contract that, under specified circumstances, requires that the wrap provider maintain a stable book value on a portion of the Fund's assets. The book value of those assets is: purchase price of the assets plus interest on those assets at a crediting rate specified in the wrapper agreement less an adjustment for impaired investments.


The Fund pays premiums to purchase wrapper agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in the securities owned by the Fund. The wrapper may not protect the Fund if:
.. an issuer of a portfolio security defaults on payment of principal or interest;
.. the issuer of a wrapper agreement defaults on its obligations;

.. the Fund is not able to obtain a wrapper agreement for all assets it owns; or .. the Board of Directors determines that a wrapper agreement should be valued at a lower value than would be sufficient to maintain the Fund's stable value per share.
Any of these circumstances could result in a decline in the net asset value of a share of the Fund. Principal may use various investment techniques to reduce the Fund's risks, but there is no guarantee that the strategies will work as intended.

The Fund is not a money market fund. Assets of the Fund have longer average maturities than those of a money market fund. Because a money market fund has a shorter average maturity, its yield more closely tracks current market rates than the Fund's. In a rising interest rate environment, a money market fund's yield will rise more quickly than that of the Fund. However, in a falling interest rate environment, the money market's yield may fall more quickly than the Fund's. Over the long-term, fixed-income securities such as those purchased by the Fund have historically offered higher yields than short-term investments.


The nature of the Fund's investments - particularly the wrapper agreements - is intended to stabilize the value per share. However, as with all mutual funds, the value of the Fund's shares may rise or fall. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market funds over most time periods. It is not in itself a balanced investment plan.

Investors should consider their investment objective and tolerance for risk when making an investment decision. A plan offering investments in the Fund must impose certain restrictions on the ability of a plan participant to exchange shares for similar investment options.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    3.37


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '01  0.95%
                            LOWEST  Q4 '02  0.78%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
3.37%; Advisors Preferred Class is 3.56%;
Select Class is 3.76%; and Preferred Class is 3.88%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     3.37           N/A           N/A             3.54
 ADVISORS PREFERRED
 CLASS.................     3.56           N/A           N/A             3.72
 SELECT CLASS..........     3.76           N/A           N/A             3.89
 PREFERRED CLASS ......
                            3.88           N/A           N/A             4.04
 Lehman Brothers Mutual
 Fund U.S. Government
 1-3 Year Index .......     6.28          6.63          6.17
 Morningstar Short-Term
 Bond Category.........     5.24          5.75          5.78
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was June 15, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
 Management Fees......................         0.52%                  0.52%                  0.52%                   0.52%
 12b-1 Fees...........................         0.30                   0.25                   0.10                     N/A
 Wrapper Agreement Premiums...........         0.12                   0.12                   0.12                    0.12
 Other Expenses*......................         0.45                   0.32                   0.28                    0.26
                                               ----                   ----                   ----                    ----
         TOTAL FUND OPERATING EXPENSES         1.39%                  1.21%                  1.02%                   0.90%
 Wrapper Expense Reimbursement**......         0.04                   0.04                   0.04                    0.04
                                               ----                   ----                   ----                    ----
                          NET EXPENSES         1.35%                  1.17%                  0.98%                   0.86%
 * Other Expenses:
    Service Fee ......................         0.25%                  0.17%                  0.15%                   0.15%
    Administrative Service Fee .......         0.20                   0.15                   0.13                    0.11
 **
  The Manager has contractually agreed to pay up to 0.04% of the wrapper agreement premiums for the Fund for an indefinite period to insure that the Net Expenses will not exceed 1.35%, 1.17%, 0.98% and 0.86%, respectively. The Board of Directors may terminate this expense reimbursement arrangement at any time.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $137  $428  $739  $1,624
 ADVISORS PREFERRED CLASS                                                               119   372   644   1,420
 SELECT CLASS                                                                           100   312   542   1,201
 PREFERRED CLASS                                                                         88   274   477   1,061

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

A 2% redemption fee may be incurred when shares of the Fund are redeemed. The Fund pays a premium to each provider of a wrapper agreement.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.52%.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

.. The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.


  In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.


PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

REDEMPTION FEES (CAPITAL PRESERVATION FUND ONLY). . Redemption requests may be subject to a 2% redemption fee when the rate trigger is active. The redemption fee is used by the Fund to help minimize the impact redemptions may have on Fund performance, cover the administrative costs of processing the redemption and offset premiums to wrapper providers. Redemption fees are also intended to discourage market timing (attempting to take advantage of short-term movements in interest rates).


The rate trigger is active if, as of the prior business day, the gross annual effective yield of the Fund is less than the reference index yield*. If the rate trigger is activated, it becomes inactive, if as of the prior business day, the gross annual effective yield of the Fund is greater than the reference index yield plus 0.25%.
  * The reference index yield means the current yield on the Dealer Commercial Paper (90-day) Index as reported by Bloomberg, L.P. If such an index is not available from Bloomberg, the Fund may use an alternative source of information for the 90-day dealer commercial paper rate.


The redemption fee does not apply to sale of Fund shares if:
.. the redemption is initiated by the Plan and the shareholder provides the Fund with written notice of the redemption at least twelve months prior to the redemption;
.. the redemption is directed by a Plan participant for reasons of death, retirement, disability, employment termination, loans, hardships and other Plan permitted and required withdrawals;
.. the Plan participant exchanges from Capital Preservation to another Fund and no competing plan options are offered;
.. the Plan participant exchanges from Capital Preservation to other than a competing plan option and competing plan options are offered but the Plan administrator is able to affirm that redemption proceeds will not be transferred to a competing plan option within 90 days; or
.. they are redeemed to pay plan expenses.

A competing plan option is any investment option available under a Plan if the assets of the option are invested primarily in:
.. money market instruments;
.. fixed-income investments having a targeted duration of 3 years or less; or .. any investment that seeks to maintain a stable value per unit or share.

The Fund reserves the right, at the sole discretion of the Sub-Advisor, to honor any requests for redemption by making payment, in whole or in part, in portfolio securities and wrapper agreements. To the extent that a payment in-kind includes wrapper agreements, the Fund will assign to the redeeming plan one or more wrapper agreements issued by the wrapper providers covering the portfolio securities distributed in-kind. The terms and conditions of the wrapper agreements provided to a redeeming plan will be the same or substantially similar to the terms and conditions of the wrapper agreements held by the Fund. The wrapper provider may reserve the right to terminate the wrapper agreement issued in a payment in-kind. If the wrapper provider elects to terminate the wrapper agreement, it may be required to pay the redeeming plan the difference between the book value of the wrapper agreement and the value of the securities assigned as a payment in-kind.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes and the restrictions regarding exchanges into competing plan options described above, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or< number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.





DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income each day its shares are priced. Payments are made to shareholders of record on the business day prior to the payment date,(or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


NOTE: For the Capital Preservation Fund only:
    To enable the Capital Preservation Fund to maintain a stable value per share in the event of a capital gain distribution, the Board may declare a reverse split of Fund shares to offset such capital gain distribution. The reverse split would be effective on the ex-distribution date of the capital gain distribution. The reverse split would be an amount that causes the value and total number of shares held by each shareholder, including shares acquired by reinvestment of the distribution, to remain the same as before the distribution was made.

    For example, if the Fund declares an additional distribution of 10 cents per share when the price per share is $10.00, a shareholder holding one share receives 0.01 additional share as a result of the additional distribution. If there was no reverse split, the price per share would be approximately $9.90. The total value of the shares held by the shareholder would be $10.00 (1.01 shares X $9.90/share). If a 1.01-for-1 reverse share split was declared, the shareholder's holding would be combined into one share with a price per share of $10.00. The reverse share split does not affect the value of the total holdings of the shareholder.

FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.


FINANCIAL HIGHLIGHTS


The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.36     0.15
                          ----     ----
 Total From Investment
            Operations    0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.36)   (0.15)
                         -----    -----
   Total Dividends and
         Distributions   (0.36)   (0.15)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    3.68%    1.51%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..    1.17%    1.17%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.61%    3.93%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.34     0.14
                          ----     ----
 Total From Investment
            Operations    0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)   (0.14)
                         -----    -----
   Total Dividends and
         Distributions   (0.34)   (0.14)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    3.50%    1.44%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.35%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.43%    3.75%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.39     0.16
                          ----     ----
 Total From Investment
            Operations    0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)   (0.16)
                         -----    -----
   Total Dividends and
         Distributions   (0.39)   (0.16)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    4.00%    1.63%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..    0.86%    0.86%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.92%    4.24%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
CAPITAL PRESERVATION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.38     0.15
                          ----     ----
 Total From Investment
            Operations    0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.38)   (0.15)
                         -----    -----
   Total Dividends and
         Distributions   (0.38)   (0.15)
                         -----    -----
Net Asset Value, End
 of Period............  $10.00   $10.00
                        ======   ======
Total Return..........    3.88%    1.54%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..    0.98%    0.98%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.80%    4.12%/(c)/
 Portfolio Turnover
  Rate................    13.6%    31.1%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                                      104





 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                              AVERAGE ANNUAL PERFORMANCE                                     ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2002)                                  (YEAR ENDED DECEMBER 31)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2002  2001  2000  1999  1998  1997  1996  1995   1994    1993
                        ----------------------------------------     --------------------------------------------------------------
CAPITAL PRESERVATION
FUND
 ADVISORS SELECT /(1)/  3.37  3.37   N/A   N/A   N/A    3.54         3.37
 ADVISORS PREFERRED
 /(1)/                  3.56  3.56   N/A   N/A   N/A    3.72         3.56
 SELECT/ (1)/           3.76  3.76   N/A   N/A   N/A    3.89         3.76
 PREFERRED/ (1)/        3.88  3.88   N/A   N/A   N/A    4.04         3.88
 Lehman Brothers
 Mutual Fund U.S.
 Government 1-3 Year
 Index                  6.28  6.28  7.70  6.63  6.17                 6.28  8.53  8.17  2.97  6.97  6.65  5.08  10.84   0.52   5.39
 Morningstar
 Short-Term Bond
 Category               5.24  5.24  6.62  5.75  5.78                 5.24  7.32  8.14  2.12  6.28  6.51  4.35  11.48  -0.86   6.86

 /(1)/ Fund's
 inception 06/15/01
                        ----------------------------------------     --------------------------------------------------------------




LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.



MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund. There can be no assurance that the Fund will be able to maintain a stable share price of $10.00 per share.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                           GOVERNMENT SECURITIES FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.



The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


 2001   6.27
2002    7.89

                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '01  4.01%
                            LOWEST  Q4 '01 -0.35%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
7.89%; Advisors Preferred Class is 7.98%;
Select Class is 8.39%; and Preferred Class is 8.51%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      7.89           N/A            N/A             7.33
 ADVISORS PREFERRED
 CLASS.................      7.98           N/A            N/A             7.51
 SELECT CLASS..........      8.39           N/A            N/A             7.79
 PREFERRED CLASS.......      8.51           N/A            N/A             7.91
 Lehman Brothers
 Mortgage Backed
 Securities Index......      8.75          7.34           7.27
 Morningstar
 Intermediate
 Government Category...      9.07          6.53           6.49
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.40%      0.40%      0.40%       0.40%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.40%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund

.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date, the 23rd of each month (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.



                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)    0.45
                         -----     ----
 Total From Investment
            Operations    0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)   (0.50)
                         -----    -----
   Total Dividends and
         Distributions   (0.49)   (0.50)
                         -----    -----
Net Asset Value, End
 of Period............  $10.55   $10.52
                        ======   ======
Total Return..........    5.09%    9.38%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $236   $2,630
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.77%    5.29%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.01)    0.45
                         -----     ----
 Total From Investment
            Operations    0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.49)
                         -----    -----
   Total Dividends and
         Distributions   (0.47)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.55   $10.51
                        ======   ======
Total Return..........    5.00%    9.13%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $582   $2,657
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.55%    5.12%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.09     0.48
                          ----     ----
 Total From Investment
            Operations    0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)   (0.53)
                         -----    -----
   Total Dividends and
         Distributions   (0.52)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.52
                        ======   ======
Total Return..........    5.61%    9.63%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.96%    5.74%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/

                          2002    2001/(A)/
                          ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.62)    0.46
                         -----     ----
 Total From Investment
            Operations    0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.52)
                         -----    -----
   Total Dividends and
         Distributions   (0.51)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.52
                        ======   ======
Total Return..........    5.48%    9.53%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $106   $2,630
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.97%    5.48%/(c)/
 Portfolio Turnover
  Rate................    49.9%    36.1%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.






 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                              AVERAGE ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2002)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2002
                        ----------------------------------------     ------
GOVERNMENT SECURITIES
FUND
 ADVISORS SELECT /(1)/  7.89  7.89   N/A   N/A   N/A    7.33         7.89
 ADVISORS PREFERRED
 /(1)/                  7.98  7.98   N/A   N/A   N/A    7.51         7.98
 SELECT/ (1)/           8.39  8.39   N/A   N/A   N/A    7.79         8.39
 PREFERRED/ (1)/        8.51  8.51   N/A   N/A   N/A    7.91         8.51
Principal Global
Investors Mortgage
Backed Securities
Composite                           9.13  6.99  7.08
 Lehman Brothers
 Mortgage Backed
 Securities Index       8.75  8.75  9.36  7.34  7.27                 8.75
 Morningstar
 Intermediate
 Government Category    9.07  9.07  8.96  6.53  6.49                 9.07

 /(1) /Fund's
 inception 12/06/00
                        ----------------------------------------     ------
                                           ANNUAL PERFORMANCE
                                        (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998  1997  1996  1995   1994    1993
                        ----------------------------------------------------------
GOVERNMENT SECURITIES
FUND
 ADVISORS SELECT /(1)/  6.27
 ADVISORS PREFERRED     6.55
 /(1)/
 SELECT/ (1)/           6.73
 PREFERRED/ (1)/        6.84
Principal Global              11.08   0.22  7.62  9.97  3.90  19.10  -4.41   9.21
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers        8.22  11.16   1.85  6.97  9.49  5.36  16.80  -1.61   6.84
 Mortgage Backed
 Securities Index
 Morningstar            6.84  10.76  -1.44  7.45  8.45  2.80  16.42  -4.02   8.03
 Intermediate
 Government Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------




LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE


The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.62
2002    9.07


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '01  4.52%
                            LOWEST  Q4 '01 -0.79%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
9.07%; Advisors Preferred Class is 9.26%;
Select Class is 9.47%; and Preferred Class is 9.58%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                          PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       9.07             N/A             N/A             8.23
 ADVISORS PREFERRED
 CLASS.................       9.26             N/A             N/A             8.41
 SELECT CLASS..........       9.47             N/A             N/A             8.60
 PREFERRED CLASS.......       9.58             N/A             N/A             8.81
 Lehman Brothers
 Aggregate Bond Index .      10.26            7.54            7.51
 Morningstar
 Intermediate-Term Bond
 Category .............       7.88            6.20            6.69
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.40%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and

.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date, the 23rd of each month (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.03)    0.61
                         -----     ----
 Total From Investment
            Operations    0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)   (0.51)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.57)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.61%   10.99%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.67%    5.33%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.61
                         -----     ----
 Total From Investment
            Operations    0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.46)   (0.49)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.55)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.43%   10.84%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.51%    5.15%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)    0.66
                         -----     ----
 Total From Investment
            Operations    0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.60)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.56   $10.67
                        ======   ======
Total Return..........    4.93%   11.45%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.90%    5.65%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.61
                         -----     ----
 Total From Investment
            Operations    0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.50)   (0.52)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.59)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.81%   11.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.89%    5.52%/(c)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.





 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE
                         YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2002
                        -------------------------------------------     -------
HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT /(1)/   9.07   9.07    N/A   N/A   N/A    8.23          9.07
 ADVISORS PREFERRED
 /(1)/                   9.26   9.26    N/A   N/A   N/A    8.41          9.26
 SELECT/ (1)/            9.47   9.47    N/A   N/A   N/A    8.60          9.47
 PREFERRED/ (1)/         9.58   9.58    N/A   N/A   N/A    8.81          9.58
Principal Global
Investors Multi Sector
High Quality Fixed
Income
Composite                              9.66  7.27   N/A
 Lehman Brothers
 Aggregate Bond Index   10.26  10.26  10.09  7.54  7.51                 10.26
 Morningstar
 Intermediate-Term
 Bond Category           7.88   7.88   8.44  6.20  6.69                  7.88

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------     -------
                                           ANNUAL PERFORMANCE
                                        (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998  1997  1996  1995   1994    1993
                        -----------------------------------------------------------
HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT /(1)/  6.62
 ADVISORS PREFERRED     6.80
 /(1)/
 SELECT/ (1)/           6.98
 PREFERRED/ (1)/        7.30
Principal Global              10.71  -0.57  8.28  9.32
Investors Multi Sector
High Quality Fixed
Income
Composite
 Lehman Brothers        8.42  11.63  -0.82  8.69  9.65  3.63  13.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar            7.36   9.45  -1.22  7.42  8.76  3.30  17.35  -3.73   10.39
 Intermediate-Term
 Bond Category

 /(1) /Fund's
 inception 12/06/00     -----------------------------------------------------------




LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                        HIGH QUALITY LONG-TERM BOND FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HIGH QUALITY LONG-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in long-term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e., less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Fund normally is greater than six years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the Fund's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2001    5.35
2002    10.37

                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '02  5.93%
                            LOWEST  Q1 '02  -0.93%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
10.37%; Advisors Preferred Class is 10.57%;
Select Class is 10.78%; and Preferred Class is 10.92%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     10.37          N/A           N/A             8.44
 ADVISORS PREFERRED
 CLASS.................     10.57          N/A           N/A             8.62
 SELECT CLASS..........     10.78          N/A           N/A             8.81
 PREFERRED CLASS.......     10.92          N/A           N/A             8.84
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index...........      14.81         8.10          9.03
 Morningstar Long-Term
 Bond Category........       8.60         5.89          6.97
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.


The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.40%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund .. subtracting the liability of each class

.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date, the 23rd of each month (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.51     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.63
                         -----     ----
 Total From Investment
            Operations    0.43     1.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)   (0.52)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.58)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.34%   10.91%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.88%    5.44%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.49     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.64
                         -----     ----
 Total From Investment
            Operations    0.41     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.51)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.56)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.15%   10.76%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,229   $2,667
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.70%    5.26%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)    0.65
                         -----     ----
 Total From Investment
            Operations    0.46     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)   (0.54)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.61)   (0.54)
                         -----    -----
Net Asset Value, End
 of Period............  $10.50   $10.65
                        ======   ======
Total Return..........    4.66%   10.96%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,246   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.19%    5.74%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.63
                         -----     ----
 Total From Investment
            Operations    0.45     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.60)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.53%   11.07%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.08%    5.63%/(c)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 27, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.







 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE
                         YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2002
                        -------------------------------------------     -------
HIGH QUALITY LONG-TERM
BOND FUND
 ADVISORS SELECT /(1)/  10.37  10.37    N/A   N/A   N/A    8.44         10.37
 ADVISORS PREFERRED
 /(1)/                  10.57  10.57    N/A   N/A   N/A    8.62         10.57
 SELECT/ (1)/           10.78  10.78    N/A   N/A   N/A    8.81         10.78
 PREFERRED/ (1)/        10.92  10.92    N/A   N/A   N/A    8.84         10.92
Principal Global
Investors Long Term
Fixed Income Composite                 9.91  6.30   N/A
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index             14.81  14.81  12.67  8.10  9.03                 14.81
 Morningstar Long-Term
 Bond Category           8.60   8.60   8.74  5.89  6.97                  8.60

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------     -------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998   1997   1996  1995   1994    1993
                        -------------------------------------------------------------
HIGH QUALITY LONG-TERM
BOND FUND
 ADVISORS SELECT /(1)/  5.35
 ADVISORS PREFERRED     5.53
 /(1)/
 SELECT/ (1)/           5.71
 PREFERRED/ (1)/        5.73
Principal Global              10.40  -7.41  10.39   4.85
Investors Long Term
Fixed Income Composite
 Lehman Brothers Long   7.26  16.16  -7.64  11.76  14.52  0.13  29.93  -7.10   16.17
 Term Gov't./Credit
 Bond Index
 Morningstar Long-Term  7.51   9.26  -2.78   6.51  10.53  3.54  21.33  -6.13   13.34
 Bond Category

 /(1) /Fund's
 inception 12/06/00     -------------------------------------------------------------




LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572



                         PRINCIPAL INVESTORS FUND, INC.



                       HIGH QUALITY SHORT-TERM BOND FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
  Company/(R) /("Principal Life"). The Sub-Advisors for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information>

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.



MAIN RISKS

The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    6.44
2002    6.98


                          The Fund's Advisors Select highest/lowest quarterly
                          returns during this time period were:
                           HIGHEST Q3 '01  3.68%
                           LOWEST  Q4 '01 -1.10%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
6.98%; Advisors Preferred Class is 7.37%;
Select Class is -0.16%; and Preferred Class is 7.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     6.98           N/A           N/A             7.03
 ADVISORS PREFERRED
 CLASS.................     7.37           N/A           N/A             7.36
 SELECT CLASS..........     6.89           N/A           N/A             7.51
 PREFERRED CLASS.......     7.50           N/A           N/A             7.56
 Lehman Brothers Mutual
 Fund 1-5 Gov't./Credit
 Index ................     8.12          7.12          6.62
 Morningstar Short-Term
 Bond Category........      5.24          5.75          5.78
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                                99   309   536   1,190
 SELECT CLASS                                                                            80   249   433     966
 PREFERRED CLASS                                                                         67   211   368     822

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.40%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date, the 23rd of each month (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.




                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.15)    0.49
                         -----     ----
 Total From Investment
            Operations    0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.40)   (0.50)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.51)   (0.50)
                         -----    -----
Net Asset Value, End
 of Period............  $10.40   $10.53
                        ======   ======
Total Return..........    3.91%    9.96%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $446   $2,631
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.17%    5.28%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.52)    0.47
                         -----     ----
 Total From Investment
            Operations    0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)   (0.48)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.50)   (0.48)
                         -----    -----
Net Asset Value, End
 of Period............  $10.38   $10.51
                        ======   ======
Total Return..........    3.72%    9.61%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $40   $2,631
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.07%    5.11%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)    0.50
                         -----     ----
 Total From Investment
            Operations    0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.44)   (0.52)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.55)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.39   $10.53
                        ======   ======
Total Return..........    4.13%   10.21%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.41%    5.76%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/

                          2002    2001/(A)/
                          ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (6.07)    0.49
                         -----     ----
 Total From Investment
            Operations    0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.43)   (0.51)
 Distributions from
  Realized Gains......   (0.11)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.31   $10.53
                        ======   ======
Total Return..........    3.20%   10.11%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11   $2,632
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.37%    5.47%/(c)/
 Portfolio Turnover
  Rate................   105.8%    68.4%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.







 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                              AVERAGE ANNUAL PERFORMANCE
                              (THROUGH DECEMBER 31, 2002)

                                                         LIFE
                         YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2002
                        -----------------------------------------     ------
HIGH QUALITY
SHORT-TERM BOND FUND
 ADVISORS SELECT /(1)/   6.98  6.98   N/A   N/A   N/A    7.03         6.98
 ADVISORS PREFERRED
 /(1)/                   7.37  7.37   N/A   N/A   N/A    7.36         7.37
 SELECT/ (1)/           -0.16  6.89   N/A   N/A   N/A    7.51         6.55
 PREFERRED/ (1)/         7.50  7.50   N/A   N/A   N/A    7.56         7.50
Principal Global
Investors Limited Term
Fixed Income Composite               7.99  6.33   N/A
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index     8.12  8.12  8.68  7.12  6.62                 8.12
 Morningstar
 Short-Term Bond
 Category                5.24  5.24  6.62  5.75  5.78                 5.24

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------     ------
                                          ANNUAL PERFORMANCE
                                       (YEAR ENDED DECEMBER 31)


                        2001  2000  1999  1998  1997  1996  1995   1994    1993
                        --------------------------------------------------------
HIGH QUALITY
SHORT-TERM BOND FUND
 ADVISORS SELECT /(1)/  6.44
 ADVISORS PREFERRED     6.71
 /(1)/
 SELECT/ (1)/           6.89
 PREFERRED/ (1)/        7.01
Principal Global              8.81  1.05  6.79  6.64  4.88
Investors Limited Term
Fixed Income Composite
 Lehman Brothers        9.03  8.91  2.09  7.63  7.13  4.67  12.88  -0.72   7.10
 Mutual Fund 1-5
 Gov't./Credit Index
 Morningstar            7.32  8.14  2.12  6.28  6.51  4.35  11.48  -0.86   6.86
 Short-Term Bond
 Category

 /(1) /Fund's
 inception 12/06/00     --------------------------------------------------------




LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.




                      INTERNATIONAL EMERGING MARKETS FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2001    -4.06
2002    -7.59

                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  26.64%
                            LOWEST  Q3 '01 -23.87%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-7.59%; Advisors Preferred Class is -7.39%;
Select Class is -7.18%; and Preferred Class is -7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     -7.59            N/A            N/A           -6.15
 ADVISORS PREFERRED
 CLASS.................     -7.39            N/A            N/A           -6.01
 SELECT CLASS..........     -7.18            N/A            N/A           -5.78
 PREFERRED CLASS.......     -7.08            N/A            N/A           -5.76
 MSCI Emerging Markets
 Free Index-ID.........     -7.97          -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90          -4.63           0.29
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.35%      1.35%      1.35%       1.35%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   2.10%      1.92%      1.73%       1.61%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3       5      10
 ADVISORS SELECT CLASS                                                                $213  $658  $1,129  $2,431
 ADVISORS PREFERRED CLASS                                                              195   603   1,037   2,243
 SELECT CLASS                                                                          176   545     939   2,041
 PREFERRED CLASS                                                                       164   508     876   1,911

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.35%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and

.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $8.32     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.46      (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.04)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.74      $8.32
                         =====      =====
Total Return..........    5.53%    (19.24)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,543     $1,041
 Ratio of Expenses to
  Average Net Assets..    1.92%      1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.10%      0.90%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $8.31     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.45      (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.03)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.73      $8.31
                         =====      =====
Total Return..........    5.34%    (19.33)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,093     $1,040
 Ratio of Expenses to
  Average Net Assets..    2.10%      2.10%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      --       0.73%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.50      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.07)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.76      $8.33
                         =====      =====
Total Return..........    5.97%    (19.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,102     $1,042
 Ratio of Expenses to
  Average Net Assets..    1.61%      1.61%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.49%      0.69%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.49      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.06)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.76      $8.33
                         =====      =====
Total Return..........    5.85%    (19.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,095     $1,043
 Ratio of Expenses to
  Average Net Assets..    1.72%      1.73%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%      1.09%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD   1 YR    3 YR   5 YR   10 YR  OF FUND       2002
                        ---------------------------------------------     -------
INTERNATIONAL EMERGING
MARKETS FUND
 ADVISORS SELECT /(1)/  -7.59  -7.59     N/A    N/A    N/A   -6.15        -7.59
 ADVISORS PREFERRED
 /(1)/                  -7.39  -7.39     N/A    N/A    N/A   -6.01        -7.39
 SELECT/ (1)/           -7.18  -7.18     N/A    N/A    N/A   -5.78        -7.18
 PREFERRED/ (1)/        -7.08  -7.08     N/A    N/A    N/A   -5.76        -7.08
Principal Global
Investors
International Emerging
Markets Equity
Composite                             -13.82  -2.96    N/A
 MSCI Emerging Markets
 Free Index-ID          -7.97  -7.97  -15.81  -6.67  -0.75                -7.97
 Morningstar
 Diversified Emerging
 Markets Category       -5.90  -5.90  -14.09  -4.63   0.29                -5.90

 /(1) /Fund's
 inception 12/06/00
                        ---------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                        2001    2000   1999    1998    1997   1996   1995   1994    1993
                        ------------------------------------------------------------------
INTERNATIONAL EMERGING
MARKETS FUND
 ADVISORS SELECT /(1)/  -4.06
 ADVISORS PREFERRED     -3.98
 /(1)/
 SELECT/ (1)/           -3.70
 PREFERRED/ (1)/        -3.68
Principal Global               -28.63  63.25  -17.59   11.38  25.57   7.46
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets  -4.91  -31.86  63.70  -27.52  -13.41   3.92  -6.95  -8.67   71.26
 Free Index-ID
 Morningstar            -3.73  -31.11  71.86  -27.03   -3.68  13.35  -3.45  -9.27   73.26
 Diversified Emerging
 Markets Category

 /(1) /Fund's
 inception 12/06/00     ------------------------------------------------------------------




MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                              INTERNATIONAL FUND I



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -24.95
2002    -17.13


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01    8.69%
                            LOWEST  Q3 '02  -18.87%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-17.13%; Advisors Preferred Class is -16.84%;
Select Class is -16.68%; and Preferred Class is -16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     -17.13           N/A           N/A            -19.11
 ADVISORS PREFERRED
 CLASS.................     -16.84           N/A           N/A            -18.87
 SELECT CLASS..........     -16.68           N/A           N/A            -18.73
 PREFERRED CLASS.......     -16.34           N/A           N/A            -18.57
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............     -15.94         -2.93          3.98
 Morningstar Foreign
 Stock Category........     -16.35         -2.09          4.86
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   0.90%      0.90%    0.90%      0.90%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.65%      1.47%    1.28%      1.16%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $168  $520  $897  $1,955
 ADVISORS PREFERRED CLASS                                                               150   465   803   1,757
 SELECT CLASS                                                                           130   406   702   1,545
 PREFERRED CLASS                                                                        118   368   638   1,409

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.90%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.87)     (2.83)
                         -----      -----
 Total From Investment
            Operations   (0.89)     (2.79)
                         -----      -----
Net Asset Value, End
 of Period............   $6.51      $7.40
                         =====      =====
Total Return..........  (12.03)%   (26.92)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,304       $926
 Ratio of Expenses to
  Average Net Assets..    1.47%      1.47%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.47%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.46%      0.79%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.38     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.89)     (2.84)
                         -----      -----
 Total From Investment
            Operations   (0.91)     (2.81)
                         -----      -----
Net Asset Value, End
 of Period............   $6.47      $7.38
                         =====      =====
Total Return..........  (12.33)%   (27.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,172       $974
 Ratio of Expenses to
  Average Net Assets..    1.65%      1.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%      0.60%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.85)     (2.81)
                         -----      -----
 Total From Investment
            Operations   (0.86)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.51      $7.41
                         =====      =====
Total Return..........  (11.61)%   (26.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,166       $925
 Ratio of Expenses to
  Average Net Assets..    1.16%      1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.16%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.75%      0.21%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND I
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.87)     (2.83)
                         -----      -----
 Total From Investment
            Operations   (0.88)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.03)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.50      $7.41
                         =====      =====
Total Return..........  (11.96)%   (26.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,381       $927
 Ratio of Expenses to
  Average Net Assets..    1.28%      1.28%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.76%      0.98%/(d)/
 Portfolio Turnover
  Rate................    71.4%      86.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.







 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
INTERNATIONAL FUND I
 ADVISORS SELECT /(1)/  -17.13  -17.13     N/A    N/A   N/A   -19.11        -17.13
 ADVISORS PREFERRED
 /(1)/                  -16.84  -16.84     N/A    N/A   N/A   -18.87        -16.84
 SELECT/ (1)/           -16.68  -16.68     N/A    N/A   N/A   -18.73        -16.68
 PREFERRED/ (1)/        -16.34  -16.34     N/A    N/A   N/A   -18.57        -16.34
Principal Global
Investors Int'l Broad
Markets Composite                       -16.13  -3.62  6.50
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93  3.98                 -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09  4.86                 -16.35

 /(1)/ Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1997   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
INTERNATIONAL FUND I
 ADVISORS SELECT /(1)/  -24.95
 ADVISORS PREFERRED     -24.76
 /(1)/
 SELECT/ (1)/           -24.70
 PREFERRED/ (1)/        -24.76
Principal Global                 -7.57  25.78  10.47  12.43  24.54  14.07  -2.38   44.82
Investors Int'l Broad
Markets Composite
 MSCI EAFE (Europe,     -21.44  -14.17  26.96  20.00   1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49  13.00   5.43  12.39   9.82  -0.40   36.71
 Stock Category

 /(1)/ Fund's
 inception 12/06/00     -----------------------------------------------------------------





MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                             INTERNATIONAL FUND II



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
              Capital Global Investors Limited, ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.


In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Principal became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -21.75
2002    -16.84


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01    7.70%
                            LOWEST  Q3 '02  -21.59%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-16.84%; Advisors Preferred Class is -13.78%;
Select Class is -16.68%; and Preferred Class is -16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     -16.84           N/A           N/A            -18.91
 ADVISORS PREFERRED
 CLASS.................     -13.78           N/A           N/A            -17.36
 SELECT CLASS..........     -16.68           N/A           N/A            -18.73
 PREFERRED CLASS.......     -16.34           N/A           N/A            -18.57
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............     -15.94         -2.93          3.98
 Morningstar Foreign
 Stock Category........     -16.35         -2.09          4.86
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                                               160   496   855   1,867
 SELECT CLASS                                                                           140   437   755   1,657
 PREFERRED CLASS                                                                        128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.55     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.70)     (2.56)
                         -----      -----
 Total From Investment
            Operations   (0.68)     (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.83      $7.55
                         =====      =====
Total Return..........   (9.07)%   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,405       $756
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.10%      0.34%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.53     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.84)     (2.57)
                         -----      -----
 Total From Investment
            Operations   (0.92)     (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.03)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.58      $7.53
                         =====      =====
Total Return..........  (12.32)%   (25.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $199       $754
 Ratio of Expenses to
  Average Net Assets..    1.74%      1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.03)%     0.16%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.90)     (2.59)
                         -----      -----
 Total From Investment
            Operations   (0.88)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.61      $7.55
                         =====      =====
Total Return..........  (11.72)%   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $623       $756
 Ratio of Expenses to
  Average Net Assets..    1.25%      1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.43%      0.65%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/

                          2002      2002/(B)/
                          ----      ----
INTERNATIONAL FUND II
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.86)     (2.58)
                         -----      -----
 Total From Investment
            Operations   (0.89)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.60      $7.55
                         =====      =====
Total Return..........  (11.96)%   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $195       $756
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.35%      0.53%/(d)/
 Portfolio Turnover
  Rate................    96.9%     143.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
INTERNATIONAL FUND II
 ADVISORS SELECT /(1)/  -16.84  -16.84     N/A    N/A   N/A   -18.91        -16.84
 ADVISORS PREFERRED
 /(1)/                  -13.78  -13.78     N/A    N/A   N/A   -17.36        -13.78
 SELECT/ (1)/           -16.68  -16.68     N/A    N/A   N/A   -18.73        -16.46
 PREFERRED/ (1)/        -16.34  -16.34     N/A    N/A   N/A   -18.57        -16.35
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -15.94  -15.94  -17.29  -2.93  3.98                 -15.94
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09  4.86                 -16.35

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997  1996   1995   1994    1993
                        ----------------------------------------------------------------
INTERNATIONAL FUND II
 ADVISORS SELECT /(1)/  -21.75
 ADVISORS PREFERRED     -21.51
 /(1)/
 SELECT/ (1)/           -21.46
 PREFERRED/ (1)/        -21.46
 MSCI EAFE (Europe,     -21.44  -14.17  26.96  20.00  1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.93  -15.66  44.49  13.00  5.43  12.39   9.82  -0.40   36.71
 Stock Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------




MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                          INTERNATIONAL SMALLCAP FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL SMALLCAP FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -22.30
2002    -16.35


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01  13.70%
                            LOWEST  Q3 '01 -21.16%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-16.35%; Advisors Preferred Class is -16.29%;
Select Class is -16.11%; and Preferred Class is -15.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -16.35              N/A             N/A            -18.27
 ADVISORS PREFERRED
 CLASS.................      -16.29              N/A             N/A            -18.14
 SELECT CLASS..........      -16.11              N/A             N/A            -18.01
 PREFERRED CLASS.......      -15.87              N/A             N/A            -17.81
 MSCI EAFE Small Cap
 Index ................       -7.82              N/A             N/A
 Morningstar Foreign
 Stock Category........      -16.35            -2.09            4.86
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.20%      1.20%      1.20%       1.20%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.95%      1.77%      1.58%       1.46%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3       5      10
 ADVISORS SELECT CLASS                                                                $198  $612  $1,052  $2,275
 ADVISORS PREFERRED CLASS                                                              180   557     959   2,084
 SELECT CLASS                                                                          161   499     860   1,878
 PREFERRED CLASS                                                                       149   462     797   1,746

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.20%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.42     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.77)     (2.78)
                         -----      -----
 Total From Investment
            Operations   (0.77)     (2.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.01)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.01)
 ----                               -----
Net Asset Value, End
 of Period............   $6.65      $7.42
                         =====      =====
Total Return..........  (10.38)%   (27.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,692       $927
 Ratio of Expenses to
  Average Net Assets..    1.77%      1.77%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.22%      0.35%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.77)     (2.79)
                         -----      -----
 Total From Investment
            Operations   (0.77)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.01)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.01)
 ----                               -----
Net Asset Value, End
 of Period............   $6.63      $7.40
                         =====      =====
Total Return..........  (10.41)%   (27.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,076       $926
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.95%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%      0.17%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.44     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.79)     (2.72)
                         -----      -----
 Total From Investment
            Operations   (0.73)     (2.74)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.01)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.70      $7.44
                         =====      =====
Total Return..........   (9.87)%   (27.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,475       $930
 Ratio of Expenses to
  Average Net Assets..    1.46%      1.46%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.63%     (0.10)%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.43     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.79)     (2.78)
                         -----      -----
 Total From Investment
            Operations   (0.75)     (2.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.01)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.01)
 ----                               -----
Net Asset Value, End
 of Period............   $6.68      $7.43
                         =====      =====
Total Return..........  (10.09)%   (27.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $834       $928
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.58%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.48%      0.54%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.






 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
INTERNATIONAL SMALLCAP
FUND
 ADVISORS SELECT /(1)/  -16.35  -16.35     N/A    N/A   N/A   -18.27        -16.35
 ADVISORS PREFERRED
 /(1)/                  -16.29  -16.29     N/A    N/A   N/A   -18.14        -16.29
 SELECT/ (1)/           -16.11  -16.11     N/A    N/A   N/A   -18.01        -16.11
 PREFERRED/ (1)/        -15.87  -15.87     N/A    N/A   N/A   -17.81        -15.87
Principal Global
Investors
International Small
Cap Equity
Composite                               -16.44   4.28   N/A
 MSCI EAFE Small Cap
 Index                   -7.82   -7.82   -9.32    N/A   N/A                  -7.82
 Morningstar Foreign
 Stock Category         -16.35  -16.35  -17.82  -2.09  4.86                 -16.35

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995  1994    1993
                        ----------------------------------------------------------------
INTERNATIONAL SMALLCAP
FUND
 ADVISORS SELECT /(1)/  -22.30
 ADVISORS PREFERRED     -22.10
 /(1)/
 SELECT/ (1)/           -22.08
 PREFERRED/ (1)/        -21.92
Principal Global                -11.70  86.79  13.24  15.62  40.53  3.61
Investors
International Small
Cap Equity
Composite
 MSCI EAFE Small Cap    -12.51   -7.56  19.73
 Index
 Morningstar Foreign    -21.93  -15.66  44.49  13.00   5.43  12.39  9.82  -0.40   36.71
 Stock Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------




MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                             LARGECAP BLEND FUND I


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                      Global Investors, LLC ("Principal").



               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 95% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.



Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair-value" for these stocks will result in investment management success. Principal's investment process is designed to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................  0.60%     0.60%      0.60%      0.60%
 12b-1 Fees.......................  0.30      0.25       0.10       N/A
 Other Expenses*..................  0.45      0.32       0.28       0.26
                                              ----       ----       ----
     TOTAL FUND OPERATING EXPENSES  1.35%     1.17%      0.98%      0.86%
 * Other Expenses:
    Service Fee ..................  0.25%     0.17%      0.15%      0.15%
    Administrative Service Fee ...  0.20      0.15       0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $137  $428  $739  $1,624
 ADVISORS PREFERRED CLASS                                                               119   372   644   1,420
 SELECT CLASS                                                                           100   312   542   1,201
 PREFERRED CLASS                                                                         88   274   477   1,061

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                              LARGECAP GROWTH FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -24.75
2002    -28.84


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this
                           time period were:
                            HIGHEST  Q4 '01  13.49%
                            LOWEST   Q1 '01 -23.45%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-28.84%; Advisors Preferred Class is -28.80%;
Select Class is -28.61%; and Preferred Class is -28.47%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -28.84              N/A             N/A            -28.49
 ADVISORS PREFERRED
 CLASS.................      -28.80              N/A             N/A            -28.42
 SELECT CLASS..........      -28.61              N/A             N/A            -28.28
 PREFERRED CLASS.......      -28.47              N/A             N/A            -28.21
 Russell 1000 Growth
 Index ................      -27.88            -3.84            6.70
 Morningstar Large
 Growth Category......       -27.73            -2.72            6.22
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.55%      0.55%      0.55%       0.55%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.30%      1.12%      0.93%       0.81%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $132  $412  $713  $1,568
 ADVISORS PREFERRED CLASS                                                               114   356   617   1,363
 SELECT CLASS                                                                            95   296   515   1,143
 PREFERRED CLASS                                                                         83   259   450   1,002

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.55%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $6.30     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)     (3.67)
                          -----      -----
 Total From Investment
            Operations    (1.14)     (3.70)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.16      $6.30
                          =====      =====
Total Return..........   (18.10)%   (35.88)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $646       $788
 Ratio of Expenses to
  Average Net Assets..     1.12%      1.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.29)%    (0.36)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $6.29     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.11)     (3.67)
                          -----      -----
 Total From Investment
            Operations    (1.14)     (3.71)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.15      $6.29
                          =====      =====
Total Return..........   (18.12)%   (35.98)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $644       $787
 Ratio of Expenses to
  Average Net Assets..     1.30%      1.30%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.47)%    (0.54)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/


                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.13)     (3.66)
                          -----      -----
 Total From Investment
            Operations    (1.12)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.19      $6.31
                          =====      =====
Total Return..........   (17.75)%   (35.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,584       $789
 Ratio of Expenses to
  Average Net Assets..     0.81%      0.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%     (0.07)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)     (3.67)
                          -----      -----
 Total From Investment
            Operations    (1.13)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.18      $6.31
                          =====      =====
Total Return..........   (17.91)%   (35.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $648       $789
 Ratio of Expenses to
  Average Net Assets..     0.92%      0.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    (0.17)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LARGECAP GROWTH FUND
 ADVISORS SELECT /(1)/  -28.84  -28.84     N/A    N/A   N/A   -28.49        -28.84
 ADVISORS PREFERRED
 /(1)/                  -28.80  -28.80     N/A    N/A   N/A   -28.42        -28.80
 SELECT/ (1)/           -28.61  -28.61     N/A    N/A   N/A   -28.28        -28.61
 PREFERRED/ (1)/        -28.47  -28.47     N/A    N/A   N/A   -28.21        -28.47
Principal Global
Investors Large Cap
Quality Growth
Composite                               -23.67    N/A   N/A
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70                 -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22                 -27.73

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
LARGECAP GROWTH FUND
 ADVISORS SELECT /(1)/  -24.75
 ADVISORS PREFERRED     -24.65
 /(1)/
 SELECT/ (1)/           -24.54
 PREFERRED/ (1)/        -24.54
Principal Global                -10.24
Investors Large Cap
Quality Growth
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16  38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72  33.56  25.00  18.95  32.27  -2.32   10.31
 Growth Category

 /(1) /Fund's
 inception 12/06/00     -----------------------------------------------------------------




RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.




                          LARGECAP S&P 500 INDEX FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -12.58
2002    -22.89


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   10.29%
                            LOWEST  Q3 '02  -17.48%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-22.89%; Advisors Preferred Class is -22.67%;
Select Class is -22.61%; and Preferred Class is -22.18%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -22.89              N/A             N/A            -18.28
 ADVISORS PREFERRED
 CLASS.................      -22.67              N/A             N/A            -18.14
 SELECT CLASS..........      -22.61              N/A             N/A            -17.99
 PREFERRED CLASS.......      -22.18              N/A             N/A            -17.72
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Blend Category........      -22.02            -1.47            7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.15%      0.15%      0.15%       0.15%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   0.90%      0.72%      0.53%       0.41%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $92   $287  $498  $1,108
 ADVISORS PREFERRED CLASS                                                               74    230   401     894
 SELECT CLASS                                                                           54    170   296     665
 PREFERRED CLASS                                                                        42    132   230     518

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.



FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.15%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund .. subtracting the liability of each class

.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.30)     (2.40)
                          -----      -----
 Total From Investment
            Operations    (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.79      $8.11
                          =====      =====
Total Return..........   (15.86)%   (20.99)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..     0.72%      0.72%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%      0.70%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/

                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.33)     (2.40)
                          -----      -----
 Total From Investment
            Operations    (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.03)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.77      $8.10
                          =====      =====
Total Return..........   (16.15)%   (21.09)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.90%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.71%      0.52%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/

                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.30)     (2.38)
                          -----      -----
 Total From Investment
            Operations    (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.07)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.83      $8.13
                          =====      =====
Total Return..........   (15.31)%   (20.80)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..     0.41%      0.41%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      0.86%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/

                           2002      2001/(A)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)     (2.39)
                          -----      -----
 Total From Investment
            Operations    (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.80      $8.13
                          =====      =====
Total Return..........   (15.79)%   (20.80)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..     0.52%      0.53%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.07%      0.89%/(c)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.








 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LARGECAP S&P 500 INDEX
FUND
 ADVISORS SELECT /(1)/  -22.89  -22.89     N/A    N/A   N/A   -18.28        -22.89
 ADVISORS PREFERRED
 /(1)/                  -22.67  -22.67     N/A    N/A   N/A   -18.14        -22.67
 SELECT/ (1)/           -22.61  -22.61     N/A    N/A   N/A   -17.99        -22.61
 PREFERRED/ (1)/        -22.18  -22.18     N/A    N/A   N/A   -17.72        -22.18
Principal Global
Investors S&P 500                                                       -
Index Composite                         -14.86  -0.95   N/A
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

 /(1)/ Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LARGECAP S&P 500 INDEX
FUND
 ADVISORS SELECT /(1)/  -12.58
 ADVISORS PREFERRED     -12.52
 /(1)/
 SELECT/ (1)/           -12.27
 PREFERRED/ (1)/        -12.16
Principal Global                -9.44  20.62  28.18  32.89  22.51  37.07   1.05
Investors S&P 500
Index Composite
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68  -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

 /(1)/ Fund's
 inception 12/06/00     ----------------------------------------------------------------







S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                              LARGECAP VALUE FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.


The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


 2001   -7.80
2002    -13.56

                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01    6.65%
                            LOWEST  Q3 '02  -15.16%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-13.56%; Advisors Preferred Class is -13.32%;
Select Class is -13.25%; and Preferred Class is -13.14%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -13.56              N/A              N/A           -9.03
 ADVISORS PREFERRED
 CLASS.................      -13.32              N/A              N/A           -8.87
 SELECT CLASS..........      -13.25              N/A              N/A           -8.71
 PREFERRED CLASS.......      -13.14              N/A              N/A           -8.61
 Russell 1000 Value
 Index ................      -15.52             1.16            10.80
 Morningstar Large
 Value Category........      -18.92            -0.54             8.63
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.45%      0.45%      0.45%       0.45%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.20%      1.02%      0.83%       0.71%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $122  $381  $660  $1,455
 ADVISORS PREFERRED CLASS                                                               104   325   563   1,248
 SELECT CLASS                                                                            85   265   460   1,025
 PREFERRED CLASS                                                                         73   227   395     883

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.45%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.10     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.09       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.91)     (1.12)
                          -----      -----
 Total From Investment
            Operations    (0.82)     (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.05)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.23      $9.10
                          =====      =====
Total Return..........    (9.09)%   (10.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,030     $1,138
 Ratio of Expenses to
  Average Net Assets..     1.02%      1.02%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.98%      0.86%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.09     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.92)     (1.12)
                          -----      -----
 Total From Investment
            Operations    (0.84)     (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.03)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.22      $9.09
                          =====      =====
Total Return..........    (9.26)%   (10.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,033     $2,560
 Ratio of Expenses to
  Average Net Assets..     1.20%      1.20%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.20%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.80%      0.70%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.13     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.81)     (1.17)
                          -----      -----
 Total From Investment
            Operations    (0.79)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.26      $9.13
                          =====      =====
Total Return..........    (8.79)%   (10.12)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,770     $1,141
 Ratio of Expenses to
  Average Net Assets..     0.71%      0.71%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.71%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.25%      0.90%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.12     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.91)     (1.11)
                          -----      -----
 Total From Investment
            Operations    (0.80)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.07)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.25      $9.12
                          =====      =====
Total Return..........    (8.90)%   (10.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,031     $1,140
 Ratio of Expenses to
  Average Net Assets..     0.82%      0.83%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.82%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.17%      1.05%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                              LIFE
                         YTD     1 YR   3 YR   5 YR   10 YR  OF FUND        2002
                        ----------------------------------------------     --------
LARGECAP VALUE FUND
 ADVISORS SELECT /(1)/  -13.56  -13.56    N/A    N/A    N/A   -9.03        -13.56
 ADVISORS PREFERRED
 /(1)/                  -13.32  -13.32    N/A    N/A    N/A   -8.87        -13.32
 SELECT/ (1)/           -13.25  -13.25    N/A    N/A    N/A   -8.71        -13.25
 PREFERRED/ (1)/        -13.14  -13.14    N/A    N/A    N/A   -8.61        -13.14
Principal Global
Investors Large Cap
Value Composite                         -6.28  -2.78    N/A
 Russell 1000 Value
 Index                  -15.52  -15.52  -5.14   1.16  10.80                -15.52
 Morningstar Large
 Value Category         -18.92  -18.92  -6.01  -0.54   8.63                -18.92

 /(1) /Fund's
 inception 12/06/00
                        ----------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000  1999   1998   1997   1996   1995   1994    1993
                        --------------------------------------------------------------
LARGECAP VALUE FUND
 ADVISORS SELECT /(1)/  -7.80
 ADVISORS PREFERRED     -7.73
 /(1)/
 SELECT/ (1)/           -7.55
 PREFERRED/ (1)/        -7.44
Principal Global               3.88  -7.12  18.04  28.94  22.18
Investors Large Cap
Value Composite
 Russell 1000 Value     -5.59  7.02   7.35  15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large      -5.37  5.47   6.63  13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

 /(1) /Fund's
 inception 12/06/00     --------------------------------------------------------------




RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                               MIDCAP BLEND FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information

 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -3.93
2002    -9.07


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01    9.23%
                            LOWEST  Q3 '01  -10.69%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-9.07%; Advisors Preferred Class is -8.91%;
Select Class is -8.75%; and Preferred Class is -8.63%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -9.07              N/A             N/A            -4.44
 ADVISORS PREFERRED
 CLASS.................       -8.91              N/A             N/A            -4.23
 SELECT CLASS..........       -8.75              N/A             N/A            -4.11
 PREFERRED CLASS.......       -8.63              N/A             N/A            -3.94
 Russell Midcap Index .      -16.19             2.19            9.91
 Morningstar Mid-Cap
 Blend Category.......       -17.08             2.75            9.79
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.65%      0.65%      0.65%       0.65%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.40%      1.22%      1.03%       0.91%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $143  $443  $766  $1,680
 ADVISORS PREFERRED CLASS                                                               124   387   670   1,477
 SELECT CLASS                                                                           105   328   569   1,259
 PREFERRED CLASS                                                                         93   290   504   1,120

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.65%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.32    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.90)
                         -----     -----
 Total From Investment
            Operations   (0.26)    (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.02)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.04     $9.32
                         =====     =====
Total Return..........   (2.78)%   (7.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,131    $1,164
 Ratio of Expenses to
  Average Net Assets..    1.22%     1.22%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.22%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.34%     0.26%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.30    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.91)
                         -----     -----
 Total From Investment
            Operations   (0.27)    (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.01)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.02     $9.30
                         =====     =====
Total Return..........   (2.95)%   (8.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,138    $1,168
 Ratio of Expenses to
  Average Net Assets..    1.40%     1.40%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.40%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%     0.08%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.35    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)    (0.90)
                         -----     -----
 Total From Investment
            Operations   (0.23)    (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.05)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.07     $9.35
                         =====     =====
Total Return..........   (2.47)%   (7.55)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,374    $1,168
 Ratio of Expenses to
  Average Net Assets..    0.91%     0.91%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.91%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.61%     0.56%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.33    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.29)    (0.90)
                         -----     -----
 Total From Investment
            Operations   (0.24)    (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)    (0.02)
                         -----     -----
   Total Dividends and
         Distributions   (0.04)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $9.05     $9.33
                         =====     =====
Total Return..........   (2.59)%   (7.75)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,131    $1,166
 Ratio of Expenses to
  Average Net Assets..    1.02%     1.03%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.02%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.49%     0.45%/(d)/
 Portfolio Turnover
  Rate................    62.0%     55.6%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.









 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND        2002
                        ---------------------------------------------     --------
MIDCAP BLEND FUND
 ADVISORS SELECT /(1)/   -9.07   -9.07    N/A   N/A   N/A    -4.44         -9.07
 ADVISORS PREFERRED
 /(1)/                   -8.91   -8.91    N/A   N/A   N/A    -4.23         -8.91
 SELECT/ (1)/            -8.75   -8.75    N/A   N/A   N/A    -4.11         -8.75
 PREFERRED/ (1)/         -8.63   -8.63    N/A   N/A   N/A    -3.94         -8.63
Principal Global
Investors Mid Cap
Blend Composite                         -0.01  3.30  9.36
 Russell Midcap Index   -16.19  -16.19  -5.04  2.19  9.91                 -16.19
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08  -4.17  2.75  9.79                 -17.08

 /(1) /Fund's
 inception 12/06/00
                        ---------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
MIDCAP BLEND FUND
 ADVISORS SELECT /(1)/  -3.93
 ADVISORS PREFERRED     -3.76
 /(1)/
 SELECT/ (1)/           -3.67
 PREFERRED/ (1)/        -3.46
Principal Global               13.49  12.37   4.72  24.95  18.66  33.39   5.46   -0.26
Investors Mid Cap
Blend Composite
 Russell Midcap Index   -5.63   8.25  18.23  10.10  29.01  19.00  34.46  -2.09   14.30
 Morningstar Mid-Cap    -4.96   3.37  18.70   6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

 /(1) /Fund's
 inception 12/06/00     ---------------------------------------------------------------




RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                               MIDCAP GROWTH FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -25.40          -40.85
        2001            2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST     Q4 '01   35.32%
                            LOWEST      Q3 '01  -36.54%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -40.85%; Advisors Preferred Class is -40.79%;
Select Class is -40.68%; and Preferred Class is -40.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -40.85              N/A             N/A            -33.90
 ADVISORS PREFERRED
 CLASS.................      -40.79              N/A             N/A            -33.79
 SELECT CLASS..........      -40.68              N/A             N/A            -33.67
 PREFERRED CLASS.......      -40.54              N/A             N/A            -33.59
 Russell Midcap Growth
 Index ................      -27.40            -1.82            6.70
 Morningstar Mid-Cap
 Growth Category.......      -27.53            -1.09            6.54
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.65%      0.65%      0.65%       0.65%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.40%      1.22%      1.03%       0.91%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                        1     3     5      10
 ADVISORS SELECT CLASS               $143  $443  $766  $1,680
 ADVISORS PREFERRED CLASS             124   387   670   1,477
 SELECT CLASS                         105   328   569   1,259
 PREFERRED CLASS                       93   290   504   1,120

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MARK MCGREW, CFA . Mr. McGrew joined Principal in 1995 as an equity analyst and is now a portfolio manager at Principal specializing in the management of mid-cap growth portfolios. Previously, he was a back-up portfolio manager for several of the firm's portfolios. He was previously a senior investment officer at Norwest Investment Management and Trust. He received an MBA in Business and Finance from Drake University and a Bachelor's degree in Business from Central College. He holds the Chartered Financial Analyst designation and is the President of the Iowa Society of Financial Analysts and a member of the Association for Investment Management and Research (AIMR).



FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.65%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $5.98     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (3.99)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (4.03)
                         -----      -----
Net Asset Value, End
 of Period............   $4.15      $5.98
                         =====      =====
Total Return..........  (30.60)%   (39.03)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $431       $749
 Ratio of Expenses to
  Average Net Assets..    1.22%      1.22%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.22%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.85)%    (0.82)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $5.97     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.76)     (3.99)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (4.05)
                         -----      -----
Net Asset Value, End
 of Period............   $4.14      $5.97
                         =====      =====
Total Return..........  (30.65)%   (39.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $450       $760
 Ratio of Expenses to
  Average Net Assets..    1.40%      1.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.03)%    (1.01)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (3.95)
                         -----      -----
 Total From Investment
            Operations   (1.81)     (4.03)
                         -----      -----
Net Asset Value, End
 of Period............   $4.18      $5.99
                         =====      =====
Total Return..........  (30.22)%   (38.99)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $438       $749
 Ratio of Expenses to
  Average Net Assets..    0.91%      0.91%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.91%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.54)%    (0.65)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.78)     (3.99)
                         -----      -----
 Total From Investment
            Operations   (1.82)     (4.03)
                         -----      -----
Net Asset Value, End
 of Period............   $4.17      $5.99
                         =====      =====
Total Return..........  (30.38)%   (38.99)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $432       $750
 Ratio of Expenses to
  Average Net Assets..    1.02%      1.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.65)%    (0.65)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/ /
See accompanying notes.

PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
MIDCAP GROWTH FUND
 ADVISORS SELECT /(1)/  -40.85  -40.85     N/A    N/A   N/A   -33.90        -40.85
 ADVISORS PREFERRED
 /(1)/                  -40.79  -40.79     N/A    N/A   N/A   -33.79        -40.79
 SELECT/ (1)/           -40.68  -40.68     N/A    N/A   N/A   -33.67        -40.68
 PREFERRED/ (1)/        -40.54  -40.54     N/A    N/A   N/A   -33.59        -40.54
Principal Global
Investors Mid Cap
Growth Composite                        -26.18  -6.88   N/A
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82  6.70                 -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09  6.54                 -27.53

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
MIDCAP GROWTH FUND
 ADVISORS SELECT /(1)/  -25.40
 ADVISORS PREFERRED     -25.29
 /(1)/
 SELECT/ (1)/           -25.16
 PREFERRED/ (1)/        -25.16
Principal Global                 -4.81  69.96   2.48  26.15  13.40
Investors Mid Cap
Growth Composite
 Russell Midcap Growth  -20.16  -11.74  51.29  17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90  63.90  17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

 /(1) /Fund's
 inception 12/06/00     -----------------------------------------------------------------




RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                           MIDCAP S&P 400 INDEX FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -1.53   -15.84
         2001    2002



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST      Q4 '01    17.52%
                            LOWEST       Q3 '02   -16.80%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -15.84%; Advisors Preferred Class is -15.71%;
Select Class is -15.53%; and Preferred Class is -15.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -15.84              N/A              N/A           -7.24
 ADVISORS PREFERRED
 CLASS.................      -15.71              N/A              N/A           -7.14
 SELECT CLASS..........      -15.53              N/A              N/A           -6.91
 PREFERRED CLASS.......      -15.44              N/A              N/A           -6.82
 S&P MidCap 400 Index .      -14.53             6.40            11.95
 Morningstar Mid-Cap
 Blend Category........      -17.08             2.75             9.79
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.15%      0.15%      0.15%       0.15%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   0.90%      0.72%      0.53%       0.41%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------
                                    1     3     5      10
 ADVISORS SELECT CLASS           $92   $287  $498  $1,108
 ADVISORS PREFERRED CLASS         74    230   401     894
 SELECT CLASS                     54    170   296     665
 PREFERRED CLASS                  42    132   230     518

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.



FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.15%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund .. subtracting the liability of each class

.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (1.12)
                         -----     -----
 Total From Investment
            Operations   (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.57     $9.22
                         =====     =====
Total Return..........   (6.08)%   (9.73)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..    0.72%     0.72%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%     0.33%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/

                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (1.11)
                         -----     -----
 Total From Investment
            Operations   (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.57     $9.22
                         =====     =====
Total Return..........   (6.25)%   (9.73)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..    0.90%     0.90%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.20%     0.15%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/

                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.55)    (1.14)
                         -----     -----
 Total From Investment
            Operations   (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.60     $9.25
                         =====     =====
Total Return..........   (5.78)%   (9.44)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..    0.41%     0.41%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.69%     0.64%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/

                          2002     2001/(A)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.59)    (1.10)
                         -----     -----
 Total From Investment
            Operations   (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.13)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.59     $9.25
                         =====     =====
Total Return..........   (5.99)%   (9.44)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..    0.52%     0.53%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.58%     0.52%/(c)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.



PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND        2002
                        ---------------------------------------------     --------
MIDCAP S&P 400 INDEX
FUND
 ADVISORS SELECT /(1)/  -15.84  -15.84    N/A   N/A    N/A   -7.24        -15.84
 ADVISORS PREFERRED
 /(1)/                  -15.71  -15.71    N/A   N/A    N/A   -7.14        -15.71
 SELECT/ (1)/           -15.53  -15.53    N/A   N/A    N/A   -6.91        -15.53
 PREFERRED/ (1)/        -15.44  -15.44    N/A   N/A    N/A   -6.82        -15.44
Principal Global
Investors S&P 400
Index Composite                         -0.79   N/A    N/A
 S&P MidCap 400 Index   -14.53  -14.53  -0.06  6.40  11.95                -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08  -4.17  2.75   9.79                -17.08

 /(1) /Fund's
 inception 12/06/00
                        ---------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
MIDCAP S&P 400 INDEX
FUND
 ADVISORS SELECT /(1)/  -1.53
 ADVISORS PREFERRED     -1.45
 /(1)/
 SELECT/ (1)/           -1.17
 PREFERRED/ (1)/        -1.06
Principal Global               16.41
Investors S&P 400
Index Composite
 S&P MidCap 400 Index   -0.60  17.51  14.72  19.11  32.25  19.20  30.95  -3.58   13.95
 Morningstar Mid-Cap    -4.96   3.37  18.70   6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

 /(1) /Fund's
 inception 12/06/00     ---------------------------------------------------------------




S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                               MIDCAP VALUE FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


        2.72    -8.28
        2001    2002

                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST  Q4 '01   11.03%
                            LOWEST   Q3 '02  -12.77%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -8.28%; Advisors Preferred Class is -8.49%;
Select Class is -9.06%; and Preferred Class is -8.67%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -8.28              N/A              N/A           -0.30
 ADVISORS PREFERRED
 CLASS.................       -8.49              N/A              N/A           -0.33
 SELECT CLASS..........       -9.06              N/A              N/A           -0.54
 PREFERRED CLASS.......       -8.67              N/A              N/A           -0.23
 Russell Midcap Value
 Index ................       -9.65             2.95            11.05
 Morningstar Mid-Cap
 Value Category........      -12.91             3.17            10.26
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.65%      0.65%      0.65%       0.65%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.40%      1.22%      1.03%       0.91%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------
                                   1     3     5      10
 ADVISORS SELECT CLASS          $143  $443  $766  $1,680
 ADVISORS PREFERRED CLASS        124   387   670   1,477
 SELECT CLASS                    105   328   569   1,259
 PREFERRED CLASS                  93   290   504   1,120

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


CATHERINE A. ZAHARIS, CFA . Ms. Zaharis directs portfolio management for the Principal value team and leads the value research group. She joined Principal in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.65%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.96   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.03    (0.24)
                           ----    -----
 Total From Investment
            Operations     0.09    (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.32)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.73    $9.96
                          =====    =====
Total Return..........     0.61%   (1.62)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,223   $1,246
 Ratio of Expenses to
  Average Net Assets..     1.21%    1.22%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.22%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.50%    0.47%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.95   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02    (0.24)
                           ----    -----
 Total From Investment
            Operations     0.07    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.30)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.72    $9.95
                          =====    =====
Total Return..........     0.44%   (1.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $704   $1,245
 Ratio of Expenses to
  Average Net Assets..     1.39%    1.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.40%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%    0.29%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)   (0.27)
                          -----    -----
 Total From Investment
            Operations     0.12    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.35)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.77   $10.00
                          =====   ======
Total Return..........     0.92%   (1.23)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $709   $1,250
 Ratio of Expenses to
  Average Net Assets..     0.90%    0.91%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.91%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.81%    0.82%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.98   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.01    (0.24)
                           ----    -----
 Total From Investment
            Operations     0.12    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.34)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.76    $9.98
                          =====    =====
Total Return..........     0.91%   (1.43)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $708   $1,248
 Ratio of Expenses to
  Average Net Assets..     1.01%    1.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.02%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.70%    0.66%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR  5 YR   10 YR  OF FUND        2002
                        ---------------------------------------------     --------
MIDCAP VALUE FUND
 ADVISORS SELECT /(1)/   -8.28   -8.28   N/A    N/A    N/A   -0.30         -8.28
 ADVISORS PREFERRED
 /(1)/                   -8.49   -8.49   N/A    N/A    N/A   -0.33         -8.49
 SELECT/ (1)/            -9.06   -9.06   N/A    N/A    N/A   -0.54         -9.06
 PREFERRED/ (1)/         -8.67   -8.67   N/A    N/A    N/A   -0.23         -8.67
Principal Global
Investors Mid Cap
Value Composite                         0.48  -0.60   9.25
 Russell Midcap Value
 Index                   -9.65   -9.65  3.29   2.95  11.05                 -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91  2.54   3.17  10.26                -12.91

 /(1) /Fund's
 inception 12/06/00
                        ---------------------------------------------     --------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998  1997   1996   1995   1994    1993
                        -------------------------------------------------------------
MIDCAP VALUE FUND
 ADVISORS SELECT /(1)/  2.72
 ADVISORS PREFERRED     2.90
 /(1)/
 SELECT/ (1)/           3.09
 PREFERRED/ (1)/        3.30
Principal Global               6.32  -7.36  3.25  35.49  16.03  41.18   0.98   11.43
Investors Mid Cap
Value Composite
 Russell Midcap Value   2.34  19.18  -0.11  5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap    6.40  16.82   7.78  3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

 /(1) /Fund's
 inception 12/06/00     -------------------------------------------------------------







RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                               MONEY MARKET FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year.


To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-247-4123. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or

.. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;

.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


        3.28    0.72
        2001    2002

                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is 0.72%; Advisors Preferred Class is 0.91%;
Select Class is 1.10%; and Preferred Class is 1.23%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002.


                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.     0.72          N/A            N/A             2.12
 ADVISORS PREFERRED
 CLASS.................     0.91          N/A            N/A             2.30
 SELECT CLASS..........     1.10          N/A            N/A             2.50
 PREFERRED CLASS.......     1.23          N/A            N/A             2.62

 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.40%      0.40%      0.40%       0.40%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.15%      0.97%      0.78%       0.66%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------
                                   1     3     5      10
 ADVISORS SELECT CLASS          $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS         99   309   536   1,190
 SELECT CLASS                     80   249   433     966
 PREFERRED CLASS                  67   211   368     822

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31. 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.40%.


PRICING OF FUND SHARES


The Fund's shares are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Fund reserves the right to determine a shares price more than once each day.

NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.

  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefor the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.011    0.035
                         -----    -----
 Total From Investment
            Operations   0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.011)  (0.035)
                        ------   ------
   Total Dividends and
         Distributions  (0.011)  (0.035)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.06%    3.59%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,070     $100
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.91%    3.92%/(c)/

                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.009    0.034
                         -----    -----
 Total From Investment
            Operations   0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.009)  (0.034)
                        ------   ------
   Total Dividends and
         Distributions  (0.009)  (0.034)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    0.88%    3.44%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $564     $667
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.88%    3.14%/(c)/

                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.014    0.038
                         -----    -----
 Total From Investment
            Operations   0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.014)  (0.038)
                        ------   ------
   Total Dividends and
         Distributions  (0.014)  (0.038)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.38%    3.90%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.39%    4.23%/(c)/

                          2002    2001/(A)/
                          ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.013    0.037
                         -----    -----
 Total From Investment
            Operations   0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.013)  (0.037)
                        ------   ------
   Total Dividends and
         Distributions  (0.013)  (0.037)
                        ------   ------
Net Asset Value, End
 of Period............  $1.000   $1.000
                        ======   ======
Total Return..........    1.26%    3.78%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10     $100
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.25%    4.11%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE                                    ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)                                 (YEAR ENDED DECEMBER 31)

                                                          LIFE
                          YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2002  2001  2000  1999  1998  1997  1996  1995  1994   1993
                          ----------------------------------------     ------------------------------------------------------------
MONEY MARKET FUND
 ADVISORS SELECT /(1)/    0.72  0.72   N/A   N/A   N/A    2.12         0.72  3.28
 ADVISORS PREFERRED
 /(1)/                    0.91  0.91   N/A   N/A   N/A    2.30         0.91  3.44
 SELECT/ (1)/             1.10  1.10   N/A   N/A   N/A    2.50         1.10  3.65
 PREFERRED/ (1)/          1.23  1.23   N/A   N/A   N/A    2.62         1.23  3.78
Principal Global
Investors Money Market
Composite                             4.08  4.41  4.39                             6.21  4.71  5.13  5.10  4.95  5.53  3.69   2.59

 /(1) /Fund's inception
 12/06/00
                          ----------------------------------------     ------------------------------------------------------------

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                          PARTNERS LARGECAP BLEND FUND

 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Federated
                  Investment Management Company ("Federated").

               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

Year-by-Year Total Return (%) as of 12/31 each year

        -7.90   -16.96
         2001     2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '018.29%
                            LOWEST  Q3 '02  -15.62%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -16.96%; Advisors Preferred Class is -16.82%;
Select Class is -16.61%; and Preferred Class is -16.52%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -16.96              N/A             N/A            -11.30
 ADVISORS PREFERRED
 CLASS.................      -16.82              N/A             N/A            -11.12
 SELECT CLASS..........      -16.61              N/A             N/A            -11.02
 PREFERRED CLASS.......      -16.52              N/A             N/A            -10.92
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Blend Category.......       -22.02            -1.47            7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.75%      0.75%      0.75%       0.75%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------
                                    1     3     5      10
 ADVISORS SELECT CLASS           $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS         134   418   723   1,590
 SELECT CLASS                     115   359   622   1,375
 PREFERRED CLASS                  103   322   558   1,236

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.


Day-to-day portfolio management of the Fund is performed by:

LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.

DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.75%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.07     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.95)     (1.36)
                         -----      -----
 Total From Investment
            Operations   (0.91)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.02)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.14      $9.07
                         =====      =====
Total Return..........  (10.11)%   (11.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,075       $907
 Ratio of Expenses to
  Average Net Assets..    1.31%      1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.64%      0.52%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.04     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.94)     (1.38)
                         -----      -----
 Total From Investment
            Operations   (0.92)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.02)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.02)
 ----                               -----
Net Asset Value, End
 of Period............   $8.12      $9.04
                         =====      =====
Total Return..........  (10.18)%   (12.16)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,385       $924
 Ratio of Expenses to
  Average Net Assets..    1.48%      1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.47%      0.34%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.92)     (1.37)
                         -----      -----
 Total From Investment
            Operations   (0.88)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.05)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.15      $9.08
                         =====      =====
Total Return..........   (9.82)%   (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,811       $909
 Ratio of Expenses to
  Average Net Assets..    0.99%      1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.96%      0.83%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.97)     (1.36)
                         -----      -----
 Total From Investment
            Operations   (0.90)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.03)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.15      $9.08
                         =====      =====
Total Return..........   (9.93)%   (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $816       $908
 Ratio of Expenses to
  Average Net Assets..    1.11%      1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.83%      0.71%/(d)/
 Portfolio Turnover
  Rate................    71.9%      59.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.




                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND   2002
                        -------------------------------------------------------
PARTNERS LARGECAP
BLEND FUND
 ADVISORS SELECT /(1)/  -16.96  -16.96     N/A    N/A   N/A   -11.30   -16.96
 ADVISORS PREFERRED
 /(1)/                  -16.82  -16.82     N/A    N/A   N/A   -11.12   -16.82
 SELECT/ (1)/           -16.61  -16.61     N/A    N/A   N/A   -11.02   -16.61
 PREFERRED/ (1)/        -16.52  -16.52     N/A    N/A   N/A   -10.92   -16.52
Federated Core Equity
Composite                                -9.40   5.29   N/A
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34            -22.11
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85            -22.02

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------------------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
PARTNERS LARGECAP
BLEND FUND
 ADVISORS SELECT /(1)/   -7.90
 ADVISORS PREFERRED      -7.57
 /(1)/
 SELECT/ (1)/            -7.58
 PREFERRED/ (1)/         -7.47
Federated Core Equity           -3.31  44.20  20.71  31.30  18.98
Composite
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68  -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------




S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572



                         PRINCIPAL INVESTORS FUND, INC.

                         PARTNERS LARGECAP BLEND FUND I

 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").
   The Sub-Advisors for the Fund are Goldman Sachs Asset Management ("GSAM
                                  Sachs") and
         Wellington Management Company, LLP ("Wellington Management").


               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, GSAM Sachs manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.


MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM Sachs selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. GSAM seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields

GSAM uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, GSAM applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months,

Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high earnings growth potential, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

GSAM and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -17.44  -25.35
          2001    2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '018.23%
                            LOWEST  Q3 '02  -17.75%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -25.35%; Advisors Preferred Class is -25.31%;
Select Class is -25.17%; and Preferred Class is -25.08%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -25.35              N/A             N/A            -21.60
 ADVISORS PREFERRED
 CLASS.................      -25.31              N/A             N/A            -21.47
 SELECT CLASS..........      -25.17              N/A             N/A            -21.32
 PREFERRED CLASS.......      -25.08              N/A             N/A            -21.23
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Blend Category........      -22.02            -1.47            7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.45%      0.45%      0.45%       0.45%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.20%      1.02%      0.83%       0.71%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------
                                     1     3     5      10
 ADVISORS SELECT CLASS            $122  $381  $660  $1,455
 ADVISORS PREFERRED CLASS          104   325   563   1,248
 SELECT CLASS                       85   265   460   1,025
 PREFERRED CLASS                    73   227   395     883

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: Goldman Sachs Assets Management ("GSAM") and Goldman Sachs Funds
         Management, L.P. ("GSFM") are business units of the Investment Management Division ("IMD") of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of June 30, 2002, GSAM and GSFM, along with other units of IMD, had assets under management of $319.5 billion. GSAM and GSFM's principal office is located at 32 Old Slip, New York, NY 10005.

Day-to-day portfolio management of the Fund is performed by:

MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.

ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.

VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2002, Wellington Management managed approximately $302.9 billion in assets.


Day-to-day portfolio management of the Fund is performed by:

MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.45%.


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intends to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.59     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.52)     (2.61)
                         -----      -----
 Total From Investment
            Operations   (1.49)     (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.04)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.06      $7.59
                         =====      =====
Total Return..........  (19.78)%   (23.88)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,285       $949
 Ratio of Expenses to
  Average Net Assets..    1.02%      1.02%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.51%      0.42%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.57     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.52)     (2.62)
                         -----      -----
 Total From Investment
            Operations   (1.50)     (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.02)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.05      $7.57
                         =====      =====
Total Return..........  (19.84)%   (24.08)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $757       $948
 Ratio of Expenses to
  Average Net Assets..    1.20%      1.20%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.30%      0.25%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                           2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.62     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.51)     (2.64)
                         -----      -----
 Total From Investment
            Operations   (1.48)     (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.06)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.08      $7.62
                         =====      =====
Total Return..........  (19.59)%   (23.58)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,498       $952
 Ratio of Expenses to
  Average Net Assets..    0.71%      0.71%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.84%      0.66%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.60     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.53)     (2.61)
                         -----      -----
 Total From Investment
            Operations   (1.48)     (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.05)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.07      $7.60
                         =====      =====
Total Return..........  (19.60)%   (23.78)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $759       $950
 Ratio of Expenses to
  Average Net Assets..    0.82%      0.83%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.67%      0.61%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 26, 2002, LargeCap Blend Fund changed its name to
  Partners LargeCap Blend Fund I.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.


 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2001
                        -------------------------------------------------------
PARTNERS LARGECAP
BLEND FUND I
 ADVISORS SELECT /(1)/  -25.35  -25.35     N/A    N/A   N/A   -21.60   -17.44
 ADVISORS PREFERRED
 /(1)/                  -25.31  -25.31     N/A    N/A   N/A   -21.47   -17.20
 SELECT/ (1)/           -25.17  -25.17     N/A    N/A   N/A   -21.32   -17.04
 PREFERRED/ (1)/        -25.08  -25.08     N/A    N/A   N/A   -21.23   -16.94
Goldman LargeCap Blend
Composite               -21.93  -21.93  -14.03  -0.30  9.98
Wellington LargeCap
Blend Composite         -24.01  -24.01  -14.74   0.00  9.33
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34            -11.88
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85            -13.68

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------------------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2000   1999   1998   1997   1996   1995   1994   1993    1992
                        --------------------------------------------------------------
PARTNERS LARGECAP
BLEND FUND I
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
Goldman LargeCap Blend
Composite
Wellington LargeCap
Blend Composite
 S&P 500 Index          -9.11  21.04  28.58  33.36  22.96  37.58   1.32  10.08   7.62
 Morningstar Large      -6.97  19.72  21.95  27.43  20.37  31.99  -1.08  11.12   7.62
 Blend Category

 /(1) /Fund's
 inception 12/06/00     --------------------------------------------------------------

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                         PARTNERS LARGECAP GROWTH FUND

 This Prospectus describes a mutual fund organized by Principal Life Insurance
    Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Putnam
                     Investment Management, LLC ("Putnam").



               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.

In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Fund.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells
Fund shares when their value is less than the price the investor paid, the investor will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Fund's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   1.00%      1.00%    1.00%      1.00%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------
                                     1     3     5      10
 ADVISORS SELECT CLASS            $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS          160   496   855   1,867
 SELECT CLASS                      140   437   755   1,657
 PREFERRED CLASS                   128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

Day-to-day portfolio management of the Fund is performed by:

TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.

BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.

ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

APPENDIX A - PERFORMANCE RESULTS


The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.

"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                              LIFE OF
                         YTD     1 YR    3 YR   5 YR   10 YR   FUND     2002
                        -------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND
 ADVISORS SELECT /(1)/     N/A     N/A     N/A    N/A   N/A     N/A
 ADVISORS PREFERRED
 /(1)/                     N/A     N/A     N/A    N/A   N/A     N/A
 SELECT/ (1)/              N/A     N/A     N/A    N/A   N/A     N/A
 PREFERRED/ (1)/           N/A     N/A     N/A    N/A   N/A     N/A
Putnam Voyager Fund
Composite               -25.84  -25.84  -21.30  -0.75  9.19            -25.84
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70            -20.42
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34            -11.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22            -23.63
 /(1) /Fund's
 inception 12/30/02
                        -------------------------------------------------------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
Putnam Voyager Fund     -23.03  -17.38  55.28  23.17  25.20  12.07  39.34  -0.05   17.96
Composite
 Russell 1000 Growth    -22.42   33.16  38.71  30.49  23.12  37.19   2.66   2.90    5.00
 Index
 S&P 500 Index           -9.11   21.04  28.58  33.36  22.96  37.58   1.32  10.08    7.62
 Morningstar Large      -14.09   39.72  33.56  25.00  18.95  32.27  -2.32  10.31    5.83
 Growth Category
 /(1) /Fund's
 inception 12/30/02     -----------------------------------------------------------------


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                        PARTNERS LARGECAP GROWTH FUND I


 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Morgan Stanley
 Investment Management Inc. which does business in certain instances as Morgan
                     Stanley Asset Management ("MSAM").



               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Fund invests at least 80% of its assets in equity securities. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

     -15.07       -28.41
       2001        2002

                          The Fund's Advisors Select highest/lowest quarterly returns during this time period were:
                           HIGHESTQ4 '0112.73%
                           LOWEST Q1 '01-18.23%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -28.41%; Advisors Preferred Class is -27.10%;
Select Class is -28.06%; and Preferred Class is -27.87%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -28.41              N/A             N/A            -23.62
 ADVISORS PREFERRED
 CLASS.................      -27.10              N/A             N/A            -22.86
 SELECT CLASS..........      -28.06              N/A             N/A            -23.30
 PREFERRED CLASS.......      -27.87              N/A             N/A            -23.15
 S&P 500 Index ........      -22.11            -0.59            9.34
 Morningstar Large
 Growth Category......       -27.73            -2.72            6.22
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.75%      0.75%      0.75%       0.75%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------
                                     1     3     5      10
 ADVISORS SELECT CLASS            $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS          134   418   723   1,590
 SELECT CLASS                      115   359   622   1,375
 PREFERRED CLASS                   103   322   558   1,236

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to the MSAM FUND LIST) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Day-to-day portfolio management of the Partners LargeCap Growth Fund I is performed by an investment management team at Morgan Stanley Asset Management. .. Partners LargeCap Growth Fund I- LargeCap Growth Team. Current members of the team include: William Auslander, Managing Director and Jeffrey Alvino, Executive Director.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2001 was 0.75%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and

.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.36)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (1.34)     (2.84)
                          -----      -----
Net Asset Value, End
 of Period............    $6.11      $7.45
                          =====      =====
Total Return..........   (17.99)%   (26.06)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,903       $745
 Ratio of Expenses to
  Average Net Assets..     1.32%      1.32%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%    (0.48)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/

                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.45)     (2.82)
                          -----      -----
 Total From Investment
            Operations    (1.44)     (2.86)
                          -----      -----
Net Asset Value, End
 of Period............    $5.99      $7.43
                          =====      =====
Total Return..........   (19.38)%   (26.26)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,858       $811
 Ratio of Expenses to
  Average Net Assets..     1.50%      1.50%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.51)%    (0.66)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/

                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.42)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (1.41)     (2.82)
                          -----      -----
Net Asset Value, End
 of Period............    $6.06      $7.47
                          =====      =====
Total Return..........   (18.88)%   (25.93)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,373       $747
 Ratio of Expenses to
  Average Net Assets..     1.01%      1.01%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.05%     (0.17)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/

                           2002      2001/(A)/
                           ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.41)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (1.42)     (2.83)
                          -----      -----
Net Asset Value, End
 of Period............    $6.04      $7.46
                          =====      =====
Total Return..........   (19.03)%   (25.96)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $778       $746
 Ratio of Expenses to
  Average Net Assets..     1.12%      1.13%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.18)%    (0.29)%/(c)/
 Portfolio Turnover
  Rate................    182.9%     104.8%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND   2002
                        -------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND I
 ADVISORS SELECT /(1)/  -28.41  -28.41     N/A    N/A   N/A   -23.62   -28.41
 ADVISORS PREFERRED
 /(1)/                  -27.10  -27.10     N/A    N/A   N/A   -22.86   -27.10
 SELECT/ (1)/           -28.06  -28.06     N/A    N/A   N/A   -23.30   -28.06
 PREFERRED/ (1)/        -27.87  -27.87     N/A    N/A   N/A   -23.15   -27.87
Morgan Stanley Equity
Growth Composite                        -18.32  -1.65  9.49
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34            -22.11
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22            -27.73

 /(1)/ Fund's
 inception 12/06/00
                        -------------------------------------------------------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND I
 ADVISORS SELECT /(1)/  -15.07
 ADVISORS PREFERRED     -14.86
 /(1)/
 SELECT/ (1)/           -14.75
 PREFERRED/ (1)/        -14.54
Morgan Stanley Equity           -11.00  39.42  21.11  31.40  31.23  45.03   3.18    4.32
Growth Composite
 S&P 500 Index          -11.88   -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -23.63  -14.09  39.72  33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category

 /(1)/ Fund's
 inception 12/06/00     -----------------------------------------------------------------



S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                        PARTNERS LARGECAP GROWTH FUND II

 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for this Fund is American
           Century Investment Management, Inc. ("American Century").



               The date of this Prospectus is March 1, 2003.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, American Century, selects stocks for investment that it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.

Using its extensive computer database, American Century tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This information is used to help American Century select or decide to continue to hold the stocks of companies it believes will be able to sustain accelerating growth, and to sell stocks of companies whose growth begins to slow down.


Under normal market conditions, American Century intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When it considers it prudent, American Century may invest Fund assets in non-leveraged futures and options. Non-leveraged means that the Fund may not invest in futures and options where it would be possible to lose more than the Fund invested. Futures and options can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -18.40  -26.52
         2001     2002

                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0114.47%
                            LOWEST Q1 '01-19.72%

Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -26.52%; Advisors Preferred Class is -26.33%;
Select Class is -26.17%; and Preferred Class is -26.14%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -26.52              N/A             N/A            -24.15
 ADVISORS PREFERRED
 CLASS.................      -26.33              N/A             N/A            -23.97
 SELECT CLASS..........      -26.17              N/A             N/A            -23.84
 PREFERRED CLASS.......      -26.14              N/A             N/A            -23.78
 Russell 1000 Growth
 Index ................      -27.88            -3.84            6.70
 Morningstar Large
 Growth Category.......      -27.73            -2.72            6.22
  Index performance does not reflect deductions for fees,
  expenses or taxes.
  * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
  *Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------
                                     1     3     5      10
 ADVISORS SELECT CLASS            $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS          160   496   855   1,867
 SELECT CLASS                      140   437   755   1,657
 PREFERRED CLASS                   128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2002, American Century managed over $72.1 billion in assets.


Day-to-day portfolio management of the Fund is performed by:

PRESCOTT LEGARD, CFA . Mr. LeGard is a Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA Degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's Degree in Economics from Rice University and a Master's Degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                             FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.24)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (3.26)
                         -----      -----
Net Asset Value, End
 of Period............   $6.12      $7.41
                         =====      =====
Total Return..........  (17.41)%   (29.46)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $613       $741
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.64)%    (0.75)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)     (3.22)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (3.28)
                         -----      -----
Net Asset Value, End
 of Period............   $6.10      $7.39
                         =====      =====
Total Return..........  (17.46)%   (29.65)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $611       $741
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.82)%    (0.93)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.26)     (3.22)
                         -----      -----
 Total From Investment
            Operations   (1.27)     (3.25)
                         -----      -----
Net Asset Value, End
 of Period............   $6.15      $7.42
                         =====      =====
Total Return..........  (17.12)%   (29.37)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $843       $743
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.33)%    (0.44)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.25)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.28)     (3.25)
                         -----      -----
Net Asset Value, End
 of Period............   $6.14      $7.42
                         =====      =====
Total Return..........  (17.25)%   (29.37)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $615       $742
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.44)%    (0.56)%/(c)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Preferred classes of shares recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66 and $.67 per share, respectively, during the initial interim period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND   2002
                        -------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND II
 ADVISORS SELECT /(1)/  -26.52  -26.52     N/A    N/A   N/A   -24.15   -26.52
 ADVISORS PREFERRED
 /(1)/                  -26.33  -26.33     N/A    N/A   N/A   -23.97   -26.33
 SELECT/ (1)/           -26.17  -26.17     N/A    N/A   N/A   -23.84   -26.17
 PREFERRED/ (1)/        -26.14  -26.14     N/A    N/A   N/A   -23.78   -26.14
American Century Large
Cap Growth Equity
Composite                               -19.97  -1.15  5.59
 Russell 1000 Growth
 Index                  -27.88  -27.88  -23.62  -3.84  6.70            -27.88
 Morningstar Large
 Growth Category        -27.73  -27.73  -21.65  -2.72  6.22            -27.73

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND II
 ADVISORS SELECT /(1)/  -18.40
 ADVISORS PREFERRED     -18.20
 /(1)/
 SELECT/ (1)/           -14.75
 PREFERRED/ (1)/        -18.08
American Century Large          -14.71  34.68  36.77  29.28  14.92  20.35  -1.49    3.76
Cap Growth Equity
Composite
 Russell 1000 Growth    -20.42  -22.42  33.16  38.71  30.49  23.12  37.19   2.66    2.90
 Index
 Morningstar Large      -23.63  -14.09  39.72  33.58  25.00  18.95  32.27  -2.32   10.31
 Growth Category

 /(1) /Fund's
 inception 12/06/00     -----------------------------------------------------------------



RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                          PARTNERS LARGECAP VALUE FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Alliance
                Capital Management L.P. ("Alliance") through its
        Bernstein Investment Research and Management unit ("Bernstein").



               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the


Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

Year-by-Year Total Return (%) as of 12/31 each year

    4.96%  -14.14%
    2001     2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '02  10.54%
                            LOWEST  Q3 '02  -18.62%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -14.14%; Advisors Preferred Class is -12.10%;
Select Class is -13.96%; and Preferred Class is -13.61%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -14.14              N/A              N/A           -2.70
 ADVISORS PREFERRED
 CLASS.................      -12.10              N/A              N/A           -1.50
 SELECT CLASS..........      -13.96              N/A              N/A           -2.40
 PREFERRED CLASS.......      -13.61              N/A              N/A           -2.24
 Russell 1000 Value
 Index ................      -15.52             1.16            10.80
 Morningstar Large
 Value Category.......       -18.92            -0.54             8.63
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.80%      0.80%      0.80%       0.80%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.55%      1.37%      1.18%       1.06%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------
                                              1     3     5      10
 ADVISORS SELECT CLASS                     $158  $490  $845  $1,845
 ADVISORS PREFERRED CLASS                   139   434   750   1,646
 SELECT CLASS                               120   375   649   1,432
 PREFERRED CLASS                            108   337   585   1,294

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.


Day-to-day portfolio management of the Fund is performed by:


MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.


JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.80%.


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.41    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.79)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.80)     0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.57    $10.41
                          =====    ======
Total Return..........    (7.73)%    1.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,797    $1,043
 Ratio of Expenses to
  Average Net Assets..     1.37%     1.37%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.37%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.99%     1.03%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.40    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.01)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (1.03)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.33    $10.40
                          =====    ======
Total Return..........    (9.96)%    1.82%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,013    $1,041
 Ratio of Expenses to
  Average Net Assets..     1.55%     1.55%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.55%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.90%     0.85%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.44    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.97)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.97)     0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.07)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.40    $10.44
                          =====    ======
Total Return..........    (9.37)%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,021    $1,045
 Ratio of Expenses to
  Average Net Assets..     1.06%     1.06%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.06%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.44%     1.34%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.43    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.12      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.11)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.99)     0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.03)
 Distributions from
  Realized Gains......    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.06)    (0.03)
                          -----     -----
Net Asset Value, End
 of Period............    $9.38    $10.43
                          =====    ======
Total Return..........    (9.59)%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $979    $1,044
 Ratio of Expenses to
  Average Net Assets..     1.17%     1.18%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%     1.22%/(d)/
 Portfolio Turnover
  Rate................      7.8%     19.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                 AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                              LIFE
                         YTD     1 YR   3 YR   5 YR   10 YR  OF FUND    2002
                        ---------------------------------------------- --------
PARTNERS LARGECAP
VALUE FUND
 ADVISORS SELECT /(1)/  -14.14  -14.14    N/A    N/A    N/A   -2.70    -14.14
 ADVISORS PREFERRED/(1)/-12.10  -12.10    N/A    N/A    N/A   -1.50    -12.10
 SELECT/ (1)/           -13.96  -13.96    N/A    N/A    N/A   -2.40    -13.96
 PREFERRED/ (1)/        -13.61  -13.61    N/A    N/A    N/A   -2.24    -13.61
Bernstein Diversified
Value Composite                          0.97    N/A    N/A
 Russell 1000 Value
 Index                  -15.52  -15.52  -5.14   1.16  10.80            -15.52
 Morningstar Large
 Value Category         -18.92  -18.92  -6.01  -0.54   8.63            -18.92

 /(1)/ Fund's
 inception 12/06/00
                        ---------------------------------------------- --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999  1998   1997   1996   1995   1994    1993
                        --------------------------------------------------------------
PARTNERS LARGECAP
VALUE FUND
 ADVISORS SELECT /(1)/   4.96
 ADVISORS PREFERRED      5.14
 /(1)/
 SELECT/ (1)/            5.42
 PREFERRED/ (1)/         5.45
Bernstein Diversified          13.80
Value Composite
 Russell 1000 Value     -5.59   7.02  7.35  15.63  35.18  21.64  38.35  -1.99   18.12
 Index
 Morningstar Large      -5.37   5.47  6.63  13.10  27.01  20.79  32.28  -0.81   13.25
 Value Category

 /(1)/ Fund's
 inception 12/06/00     --------------------------------------------------------------



RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                           PARTNERS MIDCAP BLEND FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Morgan Stanley
 Investment Management Inc. which does business in certain instances as Morgan
                     Stanley Asset Management ("MSAM").



               The date of this Prospectus is March 1, 2003.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index) at the time of purchase. Market capitalization is defined as total market value of a company's outstanding stock.

MSAM, the Sub-Advisor, employs a strategy that uses a multi-factor approach to construct portfolios. This approach allows MSAM to strike a balance between the valuation of a company's shares and its long-term growth prospects. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. MSAM seeks to diversify the Fund's investments across market sectors and to obtain the best values within each sector. In determining whether securities should be sold, MSAM considers factors such as deteriorating fundamentals and relative valuation. Sector weightings normally are kept within plus or minus 5% of the S&P MidCap 400 Index. The Fund may invest up to 25% of its assets in securities of foreign corporations.

Value Investing - MSAM analyzes securities to identify stocks that are undervalued and measures the relative attractiveness of the Fund's current holdings against potential purchases. MSAM determines value using a variety of measures, including stock price/earnings and stock price/sales ratios. Value stocks generally pay dividends, but MSAM may select non-dividend paying stocks for their value characteristics. In determining whether securities should be sold, MSAM considers factors such as high valuation relative to other investment opportunities.


Growth Investing - MSAM focuses on common stocks that generally have higher growth rates, betas (a measure of price volatility), stock price/earnings ratios and lower yields than the stock market in general as measured by an appropriate market index. In buying and selling securities for the Fund's portfolio, MSAM emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. In determining whether securities should be sold, MSAM considers factors such as deteriorating short or long-term earnings growth projections.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR



          -28.64
            2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '01 19.05%
                            LOWEST  Q3 '01  -20.23%


Year-to-date return as of Decmeber 31, 2002 for the: Advisors Select Class is -28.64%; Advisors Preferred Class is -28.59%;
Select Class is -28.35%; and Preferred Class is -28.32%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -28.64              N/A              N/A           -17.66
 ADVISORS PREFERRED
 CLASS.................      -28.59              N/A              N/A           -17.53
 SELECT CLASS..........      -28.35              N/A              N/A           -17.34
 PREFERRED CLASS.......      -28.32              N/A              N/A           -17.28
 S&P MidCap 400 Index .      -14.53             6.40            11.95
 Morningstar Mid-Cap
 Blend Category........      -17.08             2.75             9.79
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------
                                        1     3     5      10
 ADVISORS SELECT CLASS               $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS             160   496   855   1,867
 SELECT CLASS                         140   437   755   1,657
 PREFERRED CLASS                      128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to the MSAM FUND LIST) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Day-to-day portfolio management of the Partners MidCap Blend Fund is performed by an investment management team at Morgan Stanley Asset Management.
.. Partners MidCap Blend Fund - Small/MidCap Value Team. Current members of the team include: William B. Gerlach, Managing Director; Charles Purcell, Vice President; Matthew Todorow, Executive Director; and Bradley S. Daniels, Executive Director.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $8.71     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.84)     (1.29)
                         -----      -----
Net Asset Value, End
 of Period............   $6.87      $8.71
                         =====      =====
Total Return..........  (21.13)%   (12.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $573       $727
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.77)%    (0.66)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $8.70     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (1.24)
                         -----      -----
 Total From Investment
            Operations   (1.85)     (1.30)
                         -----      -----
Net Asset Value, End
 of Period............   $6.85      $8.70
                         =====      =====
Total Return..........  (21.26)%   (13.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $572       $726
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.95)%    (0.84)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $8.73     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.80)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (1.27)
                         -----      -----
Net Asset Value, End
 of Period............   $6.90      $8.73
                         =====      =====
Total Return..........  (20.96)%   (12.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $675       $729
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.46)%    (0.35)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $8.72     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.78)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (1.28)
                         -----      -----
Net Asset Value, End
 of Period............   $6.89      $8.72
                         =====      =====
Total Return..........  (20.99)%   (12.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $575       $729
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.58)%    (0.47)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECMEBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND   2002
                        -----------------------------------------------------
PARTNERS MIDCAP BLEND
FUND
 ADVISORS SELECT /(1)/  -28.64  -28.64    N/A   N/A    N/A  -17.66   -28.64
 ADVISORS PREFERRED
 /(1)/                  -28.59  -28.59    N/A   N/A    N/A  -17.53   -28.59
 SELECT/ (1)/           -28.35  -28.35    N/A   N/A    N/A  -17.34   -28.35
 PREFERRED/ (1)/        -28.32  -28.32    N/A   N/A    N/A  -17.28   -28.32
Morgan Stanley MidCap
Blend Composite                         -8.01  1.58    N/A
 S&P MidCap 400 Index   -14.53  -14.53  -0.06  6.40  11.95           -14.53
 Morningstar Mid-Cap
 Blend Category         -17.08  -17.08  -4.17  2.75   9.79           -17.08

 /(1)/ Fund's
 inception 03/01/01
                        -----------------------------------------------------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
PARTNERS MIDCAP BLEND
FUND
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
Morgan Stanley MidCap   -3.50  11.74  19.99  15.78  39.58  40.77  32.71
Blend Composite
 S&P MidCap 400 Index   -0.60  17.51  14.72  19.11  32.25  19.18  30.92  -3.59   13.93
 Morningstar Mid-Cap    -4.96   3.37  18.70   6.77  26.45  20.44  28.71  -1.61   14.50
 Blend Category

 /(1)/ Fund's
 inception 03/01/01     ---------------------------------------------------------------



 S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                          PARTNERS MIDCAP GROWTH FUND

 This Prospectus describes a mutual fund organized by Principal Life Insurance
    Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Turner
                     Investment Partners, Inc. ("Turner").


               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -28.04  -32.58
         2001    2000
                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01 24.92%
                            LOWEST  Q3 '01-31.51%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -32.58%; Advisors Preferred Class is -31.43%;
Select Class is -32.19%; and Preferred Class is -32.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -32.58              N/A             N/A            -31.02
 ADVISORS PREFERRED
 CLASS.................      -31.43              N/A             N/A            -30.40
 SELECT CLASS..........      -32.19              N/A             N/A            -30.72
 PREFERRED CLASS.......      -32.05              N/A             N/A            -30.66
 Russell Midcap Growth
 Index ................      -27.40            -1.82            6.70
 Morningstar Mid-Cap
 Growth Category.......      -27.53            -1.09            6.54
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------
                                       1     3     5      10
 ADVISORS SELECT CLASS              $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS            160   496   855   1,867
 SELECT CLASS                        140   437   755   1,657
 PREFERRED CLASS                     128   400   692   1,523

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.


Day-to-day portfolio management of the Fund is performed by:


CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.51     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.16)     (4.58)
                         -----      -----
 Total From Investment
            Operations   (1.21)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.30      $6.51
                         =====      =====
Total Return..........  (18.59)%   (40.49)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,296       $815
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.35)%    (1.33)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $6.50     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.10)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.19)     (4.58)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (4.59)
                         -----      -----
Net Asset Value, End
 of Period............   $5.21      $6.50
                         =====      =====
Total Return..........  (19.85)%   (40.53)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $653       $814
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.53)%    (1.51)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)     (4.52)
                         -----      -----
 Total From Investment
            Operations   (1.26)     (4.57)
                         -----      -----
Net Asset Value, End
 of Period............   $5.26      $6.52
                         =====      =====
Total Return..........  (19.33)%   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,155       $815
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.04)%    (1.00)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.20)     (4.58)
                         -----      -----
 Total From Investment
            Operations   (1.27)     (4.57)
                         -----      -----
Net Asset Value, End
 of Period............   $5.25      $6.52
                         =====      =====
Total Return..........  (19.48)%   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $657       $816
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.15)%    (1.14)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.


 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND   2002
                        -------------------------------------------------------
PARTNERS MIDCAP GROWTH
FUND
 ADVISORS SELECT /(1)/  -32.58  -32.58     N/A    N/A   N/A   -31.02   -32.58
 ADVISORS PREFERRED
 /(1)/                  -31.43  -31.43     N/A    N/A   N/A   -30.40   -31.43
 SELECT/ (1)/           -32.19  -32.19     N/A    N/A   N/A   -30.72   -32.19
 PREFERRED/ (1)/        -32.05  -32.05     N/A    N/A   N/A   -30.66   -32.05
Turner Midcap Growth
Composite                               -23.70   4.86   N/A
 Russell Midcap Growth
 Index                  -27.40  -27.40  -20.00  -1.82  6.70            -27.40
 Morningstar Mid-Cap
 Growth Category        -27.53  -27.53  -18.97  -1.09  6.54            -27.53

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------------------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000    1999   1998   1997   1996   1995   1994    1993
                        ------------------------------------------------------------------
PARTNERS MIDCAP GROWTH
FUND
 ADVISORS SELECT /(1)/  -28.04
 ADVISORS PREFERRED     -27.85
 /(1)/
 SELECT/ (1)/           -27.75
 PREFERRED/ (1)/        -27.75
Turner Midcap Growth             -8.10  126.09  26.33  41.77
Composite
 Russell Midcap Growth  -20.16  -11.74   51.29  17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90   63.90  17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

 /(1) /Fund's
 inception 12/06/00     ------------------------------------------------------------------




RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                           PARTNERS MIDCAP VALUE FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Neuberger
                  Berman Management Inc. ("Neuberger Berman").



               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


        -2.52   -10.54
         2001     2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01   10.01%
                            LOWEST  Q3 '02  -14.54%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -10.54%; Advisors Preferred Class is -9.19%;
Select Class is -10.21%; and Preferred Class is -10.10%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -10.54              N/A              N/A           -3.53
 ADVISORS PREFERRED
 CLASS.................       -9.19              N/A              N/A           -2.79
 SELECT CLASS..........      -10.21              N/A              N/A           -3.18
 PREFERRED CLASS.......      -10.10              N/A              N/A           -3.08
 Russell Midcap Value
 Index ................       -9.65             2.95            11.05
 Morningstar Mid-Cap
 Value Category.......       -12.91             3.17            10.26
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    1.00%      1.00%      1.00%       1.00%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------
                                    1     3     5      10
 ADVISORS SELECT CLASS           $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS         160   496   855   1,867
 SELECT CLASS                     140   437   755   1,657
 PREFERRED CLASS                  128   400   692   1,523

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

Day-to-day portfolio management of the Fund is performed by:

ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.

ANDREW WELLINGTON. Portfolio Manager, Neuberger Berman since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

 PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund

.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                             FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.04     (0.75)
                          ----     -----
 Total From Investment
            Operations    0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.39     $9.38
                         =====     =====
Total Return..........    0.11%    (6.77)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,449      $940
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.57%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.45)%   (0.12)%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/

                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    (0.75)
                         -----     -----
 Total From Investment
            Operations   (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.24     $9.37
                         =====     =====
Total Return..........   (1.39)%   (6.87)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,177      $989
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.64)%   (0.30)%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/

                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)    (0.74)
                         -----     -----
 Total From Investment
            Operations   (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.33     $9.41
                         =====     =====
Total Return..........   (0.83)%   (6.48)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,485      $942
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.26%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.16)%    0.19%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/

                          2002     2001/(A)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)    (0.74)
                         -----     -----
 Total From Investment
            Operations   (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 ----                              -----
   Total Dividends and
         Distributions      --     (0.01)
 ----                              -----
Net Asset Value, End
 of Period............   $9.31     $9.40
                         =====     =====
Total Return..........   (0.96)%   (6.58)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $932      $941
 Ratio of Expenses to
  Average Net Assets..    1.37%     1.38%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.24)%    0.07%/(c)/
 Portfolio Turnover
  Rate................    80.0%    224.9%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.14 from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                            LIFE
                         YTD     1 YR   3 YR  5 YR  10 YR  OF FUND   2002
                        ----------------------------------------------------
PARTNERS MIDCAP VALUE
FUND
 ADVISORS SELECT /(1)/  -10.54  -10.54   N/A   N/A    N/A   -3.53   -10.54
 ADVISORS PREFERRED
 /(1)/                   -9.19   -9.19   N/A   N/A    N/A   -2.79    -9.19
 SELECT/ (1)/           -10.21  -10.21   N/A   N/A    N/A   -3.18   -10.21
 PREFERRED/ (1)/        -10.10  -10.10   N/A   N/A    N/A   -3.08   -10.10
Neuberger Berman
MidCap Value Composite                  4.31  1.84  11.14
 Russell Midcap Value
 Index                   -9.65   -9.65  3.29  2.95  11.05            -9.65
 Morningstar Mid-Cap
 Value Category         -12.91  -12.91  2.54  3.17  10.26           -12.91

 /(1) /Fund's
 inception 12/06/00
                        ----------------------------------------------------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                        2001   2000   1999    1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
PARTNERS MIDCAP VALUE
FUND
 ADVISORS SELECT /(1)/  -2.52
 ADVISORS PREFERRED     -2.43
 /(1)/
 SELECT/ (1)/           -2.15
 PREFERRED/ (1)/        -2.04
Neuberger Berman               29.70   8.04  -10.66  32.66  28.08  35.23  -1.89   16.44
MidCap Value Composite
 Russell Midcap Value    2.34  19.18  -0.11    5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap     6.40  16.82   7.78    3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                          PARTNERS SMALLCAP BLEND FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
  Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is The Dreyfus
                            Corporation ("Dreyfus").



               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's SmallCap 600 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Dreyfus, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that my be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


The Fund may overweight certain market sectors, which may cause the Fund's performance to be more sensitive to developments affecting those sectors.

By investing in a mix of growth and value companies, the Fund assumes the risks of both and may achieve more modest gains than funds that use only one investment style. Growth companies are expected to increase their revenues or earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

The Fund may purchase securities of companies in initial public offerings
(IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. As a Fund's asset base increases, IPOs often have a diminished effect on performance.

In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may under perform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................  1.00      1.00       1.00       1.00
 12b-1 Fees.......................  0.30      0.25       0.10       N/A
 Other Expenses*..................  0.45      0.32       0.28       0.26
                                    ----      ----       ----       ----
     TOTAL FUND OPERATING EXPENSES  1.75      1.57       1.38       1.26
 * Other Expenses:
    Service Fee ..................  0.25%     0.17%      0.15%      0.15%
    Administrative Service Fee ...  0.20      0.15       0.13       0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------
                                     1     3     5      10
 ADVISORS SELECT CLASS            $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS          160   496   855   1,867
 SELECT CLASS                      140   437   755   1,657
 PREFERRED CLASS                   128   400   692   1,523

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.


Day-to-day portfolio management of the Fund is performed by:

RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity Associates LLP. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in finance from the University of Pittsburgh and his BS in business administration from Duquesne University.

MARK W, SIKORSKI, CFA . Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has 12 years' experience involving financial analysis and equity portfolio management. Mr. Sikorski earned his MBA in finance from the University of Bridgeport and his BS in electrical engineering from Duke University.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

APPENDIX A - PERFORMANCE RESULTS


The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.

"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

PERFORMANCE RESULTS - CORE FOUNDATION FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE OF
                         YTD     1 YR   3 YR   5 YR   10 YR   FUND          2002
                        ----------------------------------------------     --------
PARTNERS SMALLCAP
BLEND FUND ADVISORS
SELECT/ (1)/               N/A     N/A    N/A    N/A   N/A     N/A
PARTNERS SMALLCAP
BLEND FUND ADVISORS
PREFERRED/ (1)/            N/A     N/A    N/A    N/A   N/A     N/A
PARTNERS SMALLCAP
BLEND FUND SELECT/
(1)/                       N/A     N/A    N/A    N/A   N/A     N/A
PARTNERS SMALLCAP
BLEND FUND PREFERRED/
(1)/                       N/A     N/A    N/A    N/A   N/A     N/A
Dreyfus-Mellon
SmallCap Blend
Composite               -10.78  -10.78   0.89   2.23   N/A                 -10.78
 Russell 2000 Index     -20.48  -20.48  -7.53  -1.36  7.15                 -20.48
 Morningstar Small
 Blend Category         -16.17  -16.17   0.97   2.10  7.97                 -16.17

 /(1)/ Fund's
 inception 12/30/02

                        ----------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998   1997   1996   1995   1994    1993
                        --------------------------------------------------------------
PARTNERS SMALLCAP
BLEND FUND ADVISORS
SELECT/ (1)/
PARTNERS SMALLCAP
BLEND FUND ADVISORS
PREFERRED/ (1)/
PARTNERS SMALLCAP
BLEND FUND SELECT/
(1)/
PARTNERS SMALLCAP
BLEND FUND PREFERRED/
(1)/
Dreyfus-Mellon          4.97   9.66  13.60  -4.27
SmallCap Blend
Composite
 Russell 2000 Index     2.49  -3.02  21.26  -2.55  22.36  16.50  28.45  -1.82   18.88
 Morningstar Small      8.41  12.84  18.18  -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

 /(1)/ Fund's
 inception 12/30/02

                        --------------------------------------------------------------




RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                        PARTNERS SMALLCAP GROWTH FUND I

 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Neuberger
                  Berman Management Inc. ("Neuberger Berman").


               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Neuberger Berman, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may under perform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -14.43          -40.98
          2001            2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01   26.89%
                            LOWEST  Q3 '01  -26.61%

Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -40.98%; Advisors Preferred Class is -40.82%;
Select Class is -40.79%; and Preferred Class is -40.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -40.98              N/A              N/A           -26.73
 ADVISORS PREFERRED
 CLASS.................      -40.82              N/A              N/A           -26.59
 SELECT CLASS..........      -40.79              N/A              N/A           -26.45
 PREFERRED CLASS.......      -40.33              N/A              N/A           -26.17
 Russell 2000 Growth
 Index ................      -30.25            -6.58             2.63
 Morningstar Small
 Growth Category.......       -9.02             8.94            10.89
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.10%      1.10%      1.10%       1.10%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.85%      1.67%      1.48%       1.36%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                          1     3       5      10
 ADVISORS SELECT CLASS                 $188  $582  $1,001  $2,169
 ADVISORS PREFERRED CLASS               170   526     907   1,976
 SELECT CLASS                           151   468     808   1,768
 PREFERRED CLASS                        138   431     745   1,635

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.


Day-to-day portfolio management of the Fund is performed by:


JON D. BRORSON, CFA . Mr. Brorson is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. He earned an MBA in Finance at DePaul University and a BA in Economics from North Park College. He has earned the right to use the Chartered Financial Analyst designation.

DAVID H. BURSHTAN . Mr. Burshtan is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Burshtan has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. He earned an MBA in Finance from the University of Chicago and a BA in Economics from Brown University.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.10%.


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.20)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.24)     (2.50)
                         -----      -----
Net Asset Value, End
 of Period............   $5.08      $7.32
                         =====      =====
Total Return..........  (30.60)%   (23.67)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,092       $734
 Ratio of Expenses to
  Average Net Assets..    1.67%      1.67%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.47)%    (1.32)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.19)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.25)     (2.51)
                         -----      -----
Net Asset Value, End
 of Period............   $5.06      $7.31
                         =====      =====
Total Return..........  (30.78)%   (23.77)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $789       $733
 Ratio of Expenses to
  Average Net Assets..    1.85%      1.85%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.65)%    (1.50)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.17)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.21)     (2.48)
                         -----      -----
Net Asset Value, End
 of Period............   $5.13      $7.34
                         =====      =====
Total Return..........  (30.11)%   (23.46)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $931       $735
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.36%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.17)%    (1.01)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/

                          2002      2001/(A)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.15)     (2.42)
                         -----      -----
 Total From Investment
            Operations   (2.24)     (2.48)
                         -----      -----
Net Asset Value, End
 of Period............   $5.10      $7.34
                         =====      =====
Total Return..........  (30.52)%   (23.46)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $510       $735
 Ratio of Expenses to
  Average Net Assets..    1.47%      1.48%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.27)%    (1.13)%/(c)/
 Portfolio Turnover
  Rate................   110.9%     161.1%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND   2002
                        -------------------------------------------------------
PARTNERS SMALLCAP
GROWTH FUND I
 ADVISORS SELECT /(1)/  -40.98  -40.98     N/A    N/A   N/A   -26.73   -40.98
 ADVISORS PREFERRED
 /(1)/                  -40.82  -40.82     N/A    N/A   N/A   -26.59   -40.82
 SELECT/ (1)/           -40.79  -40.79     N/A    N/A   N/A   -26.45   -40.79
 PREFERRED/ (1)/        -40.33  -40.33     N/A    N/A   N/A   -26.17   -40.33
Neuberger Berman
SmallCap Growth
Composite                               -29.45    N/A   N/A
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58  2.63            -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10  6.25            -28.42

 /(1)/ Fund's
 inception 12/06/00
                        -------------------------------------------------------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000    1999   1998  1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS SMALLCAP
GROWTH FUND I
 ADVISORS SELECT /(1)/  -14.43
 ADVISORS PREFERRED     -14.33
 /(1)/
 SELECT/ (1)/           -14.03
 PREFERRED/ (1)/        -14.03
Neuberger Berman                -28.36  134.28
SmallCap Growth
Composite
 Russell 2000 Growth     -9.23  -22.43   43.09  1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71   61.45  4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

 /(1)/ Fund's
 inception 12/06/00     -----------------------------------------------------------------



RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                        PARTNERS SMALLCAP GROWTH FUND II

 This Prospectus describes a mutual fund organized by Principal Life Insurance
  Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is UBS Global
              Asset Management (New York) Inc. ("UBS Global AM").


               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Fund' s Sub-Advisor on November 1, 2002. The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR
        -20.88  -25.71
         2001     2002


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0129.65%
                            LOWEST Q3 '01-31.33%

Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -25.71%; Advisors Preferred Class is -25.14%;
Select Class is -25.20%; and Preferred Class is -24.90%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                             PAST 1 YEAR      PAST 5 YEARS   PAST 10 YEARS
 ADVISORS SELECT CLASS.         -25.71              N/A            N/A
 ADVISORS PREFERRED
 CLASS.................         -25.14              N/A            N/A
 SELECT CLASS..........         -25.20              N/A            N/A
 PREFERRED CLASS.......         -24.90              N/A            N/A
 S&P SmallCap 600/Barra
 Growth Index..........         -15.36             0.57            N/A
 Russell 2000 Growth
 Index/(1)/ ...........         -30.25            -6.58           2.63
 Morningstar Small
 Growth Category.......          -9.02             8.94          10.89
  Index performance does not reflect deductions for feses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 ///(1)/

This index is now the benchmark against which the Fund measures its performance.
The Manager and portfolio  manager believe it better  represents the universe of investment choices open to the Fund under its investment  philosophy.  The index formerly used is also shown.
                           LIFE OF FUND*
 ADVISORS SELECT CLASS.       -27.36
 ADVISORS PREFERRED           -27.04
 CLASS.................
 SELECT CLASS..........       -26.98
 PREFERRED CLASS.......       -26.79
 S&P SmallCap 600/Barra
 Growth Index..........
 Russell 2000 Growth
 Index/(1)/ ...........
 Morningstar Small
 Growth Category.......
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------
                                    1     3     5      10
 ADVISORS SELECT CLASS           $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS         160   496   855   1,867
 SELECT CLASS                     140   437   755   1,657
 PREFERRED CLASS                  128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.


Investment decisions for the Fund are made by investment management teams at UBS Global AM, including Paul A. Graham, Jr. and David N. Wabnik. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.




DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.



FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                             FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.25     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.57)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.57)     (4.60)
                         -----      -----
Net Asset Value, End
 of Period............   $5.68      $6.25
                         =====      =====
Total Return..........   (9.12)%   (41.23)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,419       $626
 Ratio of Expenses to
  Average Net Assets..    1.56%      1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.30)%    (1.19)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $6.24     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.58)     (4.61)
                         -----      -----
Net Asset Value, End
 of Period............   $5.66      $6.24
                         =====      =====
Total Return..........   (9.29)%   (41.32)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $567       $625
 Ratio of Expenses to
  Average Net Assets..    1.74%      1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.47)%    (1.37)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.52)     (4.52)
                         -----      -----
 Total From Investment
            Operations   (0.56)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.71      $6.27
                         =====      =====
Total Return..........   (8.93)%   (41.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $692       $628
 Ratio of Expenses to
  Average Net Assets..    1.25%      1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.98)%    (0.88)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $6.26     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.56)     (4.59)
                         -----      -----
Net Asset Value, End
 of Period............   $5.70      $6.26
                         =====      =====
Total Return..........   (8.95)%   (41.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $571       $627
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.09)%    (1.00)%/(d)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS

The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND   2002
                        -------------------------------------------------------
PARTNERS SMALLCAP
GROWTH FUND II
 ADVISORS SELECT /(1)/  -25.71  -25.71     N/A    N/A    N/A  -27.36   -25.71
 ADVISORS PREFERRED
 /(1)/                  -25.14  -25.14     N/A    N/A    N/A  -27.04   -25.14
 SELECT/ (1)/           -25.20  -25.20     N/A    N/A    N/A  -26.98   -25.20
 PREFERRED/ (1)/        -24.90  -24.90     N/A    N/A    N/A  -26.79   -34.90
UBS U.S. Small
Capitalization Growth
Equity Composite                         -3.08   3.38    N/A
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58   2.63           -30.25
 Morningstar Small
 Growth Category         -9.02   -9.02    9.32   8.94  10.89           -28.42

 /(1) /Fund's
 inception 12/06/00
                        -------------------------------------------------------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2001    2000   1999    1998   1997   1996   1995   1994    1993
                        ------------------------------------------------------------------
PARTNERS SMALLCAP
GROWTH FUND II
 ADVISORS SELECT /(1)/  -20.88
 ADVISORS PREFERRED     -20.77
 /(1)/
 SELECT/ (1)/           -20.56
 PREFERRED/ (1)/        -20.45
UBS U.S. Small                   24.24  45.42  -10.81  22.93  18.54  23.44
Capitalization Growth
Equity Composite
 Russell 2000 Growth     -9.23  -22.43  43.09    1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small       -9.02   -5.71  61.45    4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

 /(1) /Fund's
 inception 12/06/00     ------------------------------------------------------------------




RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                          PARTNERS SMALLCAP VALUE FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Ark Asset
                      Management Co., Inc. ("Ark Asset").



               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with a market capitalization of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases for the Fund securities that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        -10.84
          2002



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01   18.64%
                            LOWEST  Q3 '02  -21.03%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -10.84%; Advisors Preferred Class is -10.64%;
Select Class is -10.54%; and Preferred Class is -10.35%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -10.84              N/A              N/A            1.24
 ADVISORS PREFERRED
 CLASS.................      -10.64              N/A              N/A            1.46
 SELECT CLASS..........      -10.54              N/A              N/A            1.62
 PREFERRED CLASS.......      -10.35              N/A              N/A            1.78
 Russell 2000 Value
 Index ................      -11.42             2.71            10.85
 Morningstar Small
 Value Category........      -10.25             2.86            10.28
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   1.00%      1.00%      1.00%       1.00%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.75%      1.57%      1.38%       1.26%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------
                                      1     3     5      10
 ADVISORS SELECT CLASS             $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS           160   496   855   1,867
 SELECT CLASS                       140   437   755   1,657
 PREFERRED CLASS                    128   400   692   1,523

Effective immediately, Fund shares may be purchased only by current shareholders for existing accounts. Current shareholders may exercise privileges as described in the Fund's prospectus to exchange shares for shares of other Principal Investors Funds.

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2002, Ark Asset managed $8.1 billion in assets.


Day-to-day portfolio management of the Fund is performed by:

COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He received his MBA from the Harvard Graduate School of Business Administration and his BS from the Philadelphia University.

WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at IBM Retirement Funds. He received his BS from the University of Southern California.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 1.00%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.96    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.24)       --
 ----                      -----
 Total From Investment
            Operations     (0.30)    (0.04)
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.51     $9.96
                           =====     =====
Total Return..........     (3.24)%   (0.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $985      $831
 Ratio of Expenses to
  Average Net Assets..      1.57%     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.76)%   (0.59)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.95    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)       --
 ----                      -----
 Total From Investment
            Operations     (0.32)    (0.05)
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.48     $9.95
                           =====     =====
Total Return..........     (3.44)%   (0.50)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,398      $830
 Ratio of Expenses to
  Average Net Assets..      1.75%     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.94)%   (0.77)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                             2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.27)       --
 ----                      -----
 Total From Investment
            Operations     (0.27)    (0.02)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.56     $9.98
                           =====     =====
Total Return..........     (2.93)%   (0.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,733      $833
 Ratio of Expenses to
  Average Net Assets..      1.26%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.47)%   (0.28)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.22)       --
 ----                      -----
 Total From Investment
            Operations     (0.28)    (0.03)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.54     $9.97
                           =====     =====
Total Return..........     (3.03)%   (0.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $796      $833
 Ratio of Expenses to
  Average Net Assets..      1.37%     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.56)%   (0.40)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.



 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND  2002
                        ----------------------------------------------------
PARTNERS SMALLCAP
VALUE FUND
 ADVISORS SELECT /(1)/  -10.84  -10.84    N/A   N/A    N/A   1.24   -10.84
 ADVISORS PREFERRED
 /(1)/                  -10.64  -10.64    N/A   N/A    N/A   1.46   -10.64
 SELECT/ (1)/           -10.54  -10.54    N/A   N/A    N/A   1.62   -10.54
 PREFERRED/ (1)/        -10.35  -10.35    N/A   N/A    N/A   1.78   -10.35
Ark Asset Small Cap
Value Composite                         13.59  8.81    N/A
 Russell 2000 Value
 Index                  -11.42  -11.42   7344  2.71  10.85          -11.42
 Morningstar Small
 Value Category         -10.25  -10.25   7.32  2.86  10.28          -10.25

 /(1)/ Fund's
 inception 03/01/01
                        ----------------------------------------------------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
PARTNERS SMALLCAP
VALUE FUND
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
Ark Asset Small Cap     21.50  33.67   6.05  -1.89  32.41  24.03  33.78
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

 /(1)/ Fund's
 inception 03/01/01     ---------------------------------------------------------------


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                         PARTNERS SMALLCAP VALUE FUND I


 This Prospectus describes a mutual fund organized by Principal Life Insurance
  Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is J.P. Morgan
                     Investment Management Inc. ("Morgan").



               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the description for the Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP VALUE I
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Fund's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Fund will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Fund.

Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:

.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Fund is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

As the inception date of the Fund is December 30, 2002, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   1.00%      1.00%    1.00%      1.00%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------
                                    1     3     5      10
 ADVISORS SELECT CLASS           $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS         160   496   855   1,867
 SELECT CLASS                     140   437   755   1,657
 PREFERRED CLASS                  128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

Day-to-day portfolio management of the Fund is performed by:

CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

                                                          1-800-547-7754

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and

.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

 APPENDIX A - PERFORMANCE RESULTS


The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.

"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.




                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                           LIFE OF
                         YTD     1 YR   3 YR  5 YR  10 YR   FUND      2002
                        -------------------------------------------- --------
PARTNERS SMALLCAP
VALUE FUND II /(1)/
 ADVISORS SELECT /(1)/     N/A     N/A   N/A   N/A    N/A    N/A
 ADVISORS PREFERRED
 /(1)/                     N/A     N/A   N/A   N/A    N/A    N/A
 SELECT/ (1)/              N/A     N/A   N/A   N/A    N/A    N/A
 PREFERRED/ (1)/           N/A     N/A   N/A   N/A    N/A    N/A
JP Morgan SmallCap
Value Composite          -8.40   -8.40  6.80  3.96    N/A             -7.85
 Russell 2000 Value
 Index                  -11.42  -11.42  7.44  2.71  10.85            -11.42
 Morningstar Small
 Value Category         -10.25  -10.25  7.32  2.86  10.28            -10.25

 /(1) /Fund's
 inception 12/30/02

                        -------------------------------------------- --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
PARTNERS SMALLCAP
VALUE FUND II /(1)/
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
JP Morgan SmallCap       8.51  22.45   4.56  -4.78
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

 /(1) /Fund's
 inception 12/30/02

                        ---------------------------------------------------------------






RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.



                          PRINCIPAL LIFETIME 2010 FUND

                          PRINCIPAL LIFETIME 2020 FUND

                          PRINCIPAL LIFETIME 2030 FUND

                          PRINCIPAL LIFETIME 2040 FUND

                          PRINCIPAL LIFETIME 2050 FUND

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND


  This Prospectus describes mutual funds organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the Funds is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions .......................................................
  Principal LifeTime 2010 Fund..........................................

  Principal LifeTime 2020 Fund..........................................

  Principal LifeTime 2030 Fund..........................................

  Principal LifeTime 2040 Fund..........................................

  Principal LifeTime 2050 Fund..........................................

  Principal LifeTime Strategic Income Fund..............................


General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Purchase of Fund Shares................................................

 Redemption of Fund Shares..............................................

 Exchange of Fund Shares................................................

 Dividends and Distributions............................................

 Fund Account Information...............................................

 Financial Highlights...................................................

Appendix A..............................................................

Appendix Principal Investors Funds (Underlying Funds)

Additional Information

The Principal LifeTime Funds invest in a combination of Principal Investors Funds (the underlying funds). Information about each of the Principal Investors Funds which is - or may some day become - an underlying fund is shown in Appendix A. Further information about each underlying fund is contained in the prospectus and statement of additional information of the underlying fund. Investors in each Principal LifeTime Fund are affected by the underlying fund's investment strategies in direct proportion to the amount of assets each Principal LifeTime fund allocates to the underlying fund pursuing such strategies. To request a copy of a prospectus for an underlying fund, contact Principal Investors Fund at 1-800-547-7754.


Each Principal LifeTime Fund may invest in the equity, fixed-income and money market funds and allocates its assets among the underlying funds according to an asset allocation strategy. The Principal LifeTime Strategic Income Fund is designed for investors already in retirement. Each of the other Principal LifeTime Funds seek to become increasingly conservative as the Fund approaches its target retirement date.
    For example: The Principal LifeTime 2030 Fund, with a target retirement year that is nearly 30 years away, has a relatively aggressive target asset allocation. The Principal LifeTime 2010 Fund, with a target retirement year that is less than ten years away, has a relatively conservative target asset allocation.

Shares of the Funds are available to an employer's sponsored plan(s). Each of the Funds offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation.


The retirement plan may have expenses in addition to those charged by the Funds.


In the description for each Fund, there is important information about the
Fund's:



MAIN STRATEGIES AND RISKS

These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Advisors Select Class's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.

FEES AND EXPENSES

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.


MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 40% of the Fund's assets are invested in equity securities and 60% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2010, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

FUND ALLOCATION

As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              22.9%    Partners LargeCap           4.1%
      Securities                            Growth I
      Government Securities        12.2     Partners LargeCap Value     7.2
      High-Quality Short-Term      12.6     Partners SmallCap           1.9
      Bond                                  Growth I
      International I               8.9     Preferred Securities        8.8
      LargeCap Growth               6.7     SmallCap Growth             2.3
      LargeCap Value                8.0     SmallCap Value              4.4




Based on this allocation, the weighted average management fee of the underlying funds is 0.60%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO


2002    -5.07

                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   3.87%
                            LOWEST  Q3 '02  -5.56%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-5.07%; Advisors Preferred Class is -4.89%;
Select Class is -4.71%; and Preferred Class is -4.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -5.07            N/A               N/A            -2.67
 ADVISORS PREFERRED
 CLASS.................       -4.89            N/A               N/A            -2.48
 SELECT CLASS..........       -4.71            N/A               N/A            -2.27
 PREFERRED CLASS.......       -4.70            N/A               N/A            -2.20
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
                                              0.1225%                0.1225%                0.1225%                 0.1225%
 Management Fees*.................
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725%                0.6925%                0.5025%                 0.3825%

  *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 50% of the Fund's assets are invested in equity securities and 50% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2020, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

FUND ALLOCATION

As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage Securities    25.0%    Partners LargeCap          5.7%
                                             Growth I
      Government Securities         13.4     Partners LargeCap          8.7
                                             Value
      International Emerging         2.2     Partners SmallCap          2.3
      Markets                                Growth I
      International I                9.0     Preferred Securities       7.2
      LargeCap Growth                7.9     SmallCap Growth            3.0
      LargeCap Value                10.1     SmallCap Value             5.5




Based on this allocation, the weighted average management fee of the underlying funds is 0.65%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -7.68


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   5.73%
                            LOWEST  Q3 '02  -7.78%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-7.68%; Advisors Preferred Class is -7.51%;
Select Class is -7.34%; and Preferred Class is -7.24%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -7.68            N/A               N/A            -4.19
 ADVISORS PREFERRED
 CLASS.................       -7.51            N/A               N/A            -4.01
 SELECT CLASS..........       -7.34            N/A               N/A            -3.86
 PREFERRED CLASS.......       -7.24            N/A               N/A            -3.74
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
                                              0.1225%                0.1225%                0.1225%                 0.1225%
 Management Fees*.................
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725%                0.6925%                0.5025%                 0.3825%

 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 60% of the Fund's assets are invested in equity securities and 40% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2030, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

FUND ALLOCATION

As of December 31, 2002, the Fund's assets were allocated among the following underlying funds as follows:

      Bond & Mortgage              18.8%    Partners LargeCap           7.3%
      Securities                            Growth I
      Government Securities        10.2     Partners LargeCap          11.8
                                            Value
      International Emerging        2.2     Partners SmallCap           2.9
      Markets                               Growth I
      International I              11.2     Preferred Securities        5.5
      LargeCap Growth               8.8     SmallCap Growth             3.5
      LargeCap Value               11.2     SmallCap Value              6.6




Based on this allocation, the weighted average management fee of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -10.72


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01    6.67%
                            LOWEST  Q3 '02  -10.11%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-10.72%; Advisors Preferred Class is -10.46%;
Select Class is -10.39%; and Preferred Class is -10.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -10.72            N/A               N/A            -6.45
 ADVISORS PREFERRED
 CLASS.................      -10.46            N/A               N/A            -6.22
 SELECT CLASS..........      -10.39            N/A               N/A            -6.08
 PREFERRED CLASS.......      -10.28            N/A               N/A            -5.96
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
                                              0.1225%                0.1225%                0.1225%                 0.1225%
 Management Fees*.................
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725%                0.6925%                0.5025%                 0.3825%

 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 70% of the Fund's assets are invested in equity securities and 30% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2040, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

FUND ALLOCATION

As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              19.6%    Partners LargeCap           9.2%
      Securities                            Growth I
      International Emerging        2.2     Partners LargeCap          13.2
      Markets                               Value
      International I              11.2     Partners SmallCap           3.3
                                            Growth I
      International SmallCap        2.2     Preferred Securities        3.9
      LargeCap Growth               9.8     SmallCap Growth             4.1
      LargeCap Value               13.6     SmallCap Value              7.7



Based on this allocation, the weighted average management fee of the underlying funds is 0.71%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -13.25


                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '01 8.68%
                            LOWEST  Q3 '02  -12.12%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-13.25%; Advisors Preferred Class is -13.09%;
Select Class is -13.03%; and Preferred Class is -12.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -13.25            N/A               N/A            -6.97
 ADVISORS PREFERRED
 CLASS.................      -13.09            N/A               N/A            -6.78
 SELECT CLASS..........      -13.03            N/A               N/A            -6.65
 PREFERRED CLASS.......      -12.82            N/A               N/A            -6.47
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category......        -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
                                              0.1225%                0.1225%                0.1225%                 0.1225%
 Management Fees*.................
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725%                0.6925%                0.5025%                 0.3825%

 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 80% of the Fund's assets are invested in equity securities and 20% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years. Principal intends to allocate the Fund's assets so that approximately five to ten years after the year 2050, the Fund's assets in the underlying funds matches the asset allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the funds is in the best interests of the funds' shareholders.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

FUND ALLOCATION

As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage              10.2%    Partners LargeCap          10.6%
      Securities                            Growth I
      International Emerging        3.3     Partners LargeCap          15.4
      Markets                               Value
      International I              11.2     Partners SmallCap           3.9
                                            Growth I
      International SmallCap        3.3     Preferred Securities        2.0
      LargeCap Growth              11.1     SmallCap Growth             4.6
      LargeCap Value               15.4     SmallCap Value              9.0



Based on this allocation, the weighted average management fee of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -16.31


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   9.77%
                            LOWEST  Q3 '02  -14.90%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-16.31%; Advisors Preferred Class is -16.26%;
Select Class is -16.01%; and Preferred Class is -15.91%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -16.31            N/A               N/A            -10.06
 ADVISORS PREFERRED
 CLASS.................      -16.26            N/A               N/A             -9.94
 SELECT CLASS..........      -16.01            N/A               N/A             -9.76
 PREFERRED CLASS.......      -15.91            N/A               N/A             -9.64
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Large
 Blend Category.......       -22.02             -1.47           7.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
                                              0.1225%                0.1225%                0.1225%                 0.1225%
 Management Fees*.................
 12b-1 Fees.......................            0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.................            0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725%                0.6925%                0.5025%                 0.3825%

 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks high current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Principal Investors Funds (the "underlying funds"). The underlying funds are intended to give the Fund moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Currently, approximately 25% of the Fund's assets are invested in equity securities and 75% in fixed-income securities. In deciding how to allocate the Fund's assets among the underlying funds, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund.



MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. A company in which a particular underlying fund invests may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. In addition, Principal's assessment of the potential growth of underlying funds held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



In addition to the general stock market, certain underlying funds have additional risks. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. To the extent an underlying fund invests in foreign securities, it is also subject to the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the fixed-income securities in which certain underlying funds invest change daily. Their prices reflect changes is interest rates, market conditions and announcements of other economic, political of financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors in retirement.

FUND ALLOCATION

As of December 31, 2002, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             29.6%    Partners LargeCap            3.8%
      Securities                           Growth I
      High-Quality Short-Term     19.4     Partners LargeCap Value      5.4
      Bond
      International I              6.6     Partners SmallCap            1.4
                                           Growth I
      LargeCap Growth              4.2     Preferred Securities        10.4
      LargeCap Value               5.9     SmallCap Growth              2.0
      Money Market                 8.0     SmallCap Value               3.3

Based on this allocation, the weighted average management fee of the underlying funds is 0.59%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    -2.42


                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '01   2.88%
                            LOWEST  Q3 '02  -3.54%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is
-2.42%; Advisors Preferred Class is -2.25%;
Select Class is -2.06%; and Preferred Class is -1.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -2.42            N/A               N/A            -0.72
 ADVISORS PREFERRED
 CLASS.................       -2.25            N/A               N/A            -0.53
 SELECT CLASS..........       -2.06            N/A               N/A            -0.33
 PREFERRED CLASS.......       -1.94            N/A               N/A            -0.19
 S&P 500 Index ........      -22.11             -0.59           9.34
 Lehman Brothers
 Aggregate Bond Index .       10.26              7.54           7.51
 Morningstar Domestic
 Hybrid Category.......       -9.67              1.49           7.04
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                              ADVISORS              ADVISORS
                                               SELECT               PREFERRED               SELECT                 PREFERRED
                                               CLASS                  CLASS                  CLASS                   CLASS
                                              0.1225%                0.1225%                0.1225%                 0.1225%
 Management Fees*.....................
 12b-1 Fees...........................        0.3000                 0.2500                 0.1000                     N/A
 Other Expenses**.....................        0.4500                 0.3200                 0.2800                  0.2600
                                              ------                 ------                 ------                  ------
         TOTAL FUND OPERATING EXPENSES        0.8725%                0.6925%                0.5025%                 0.3825%

 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee .......................          0.25%                  0.17%                  0.15%                   0.15%
   Administrative Service Fee ........          0.20                   0.15                   0.13                    0.11


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------
                                                                      1     3     5      10
 ADVISORS SELECT CLASS                                             $89   $278  $484  $1,075
 ADVISORS PREFERRED CLASS                                           71    221   386     862
 SELECT CLASS                                                       51    161   281     631
 PREFERRED CLASS                                                    39    123   215     484

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Preferred and Select class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information
(SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Balanced and Bond & Mortgage Securities Funds may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.



DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES

Certain of the Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Funds may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Principal LifeTime Funds is performed by:


DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.1225%.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.



PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 27 (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution for the Principal LifeTime Funds is made on the sixth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Payments of net investment income and dividends are automatically reinvested back into additional shares of the Fund making the payment.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.83    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.33)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.37)    (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.36     $9.83
                         =====     =====
Total Return..........   (3.81)%   (1.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,462       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.22%     2.71%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.82    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.19      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.39)    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.35     $9.82
                         =====     =====
Total Return..........   (3.98)%   (1.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.50%     2.52%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.85    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.31)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.34)    (0.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.13)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.38     $9.85
                         =====     =====
Total Return..........   (3.50)%   (1.50)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $334       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.93%     3.02%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.63)    (0.35)
                         -----     -----
 Total From Investment
            Operations   (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.12)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.12)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.37     $9.84
                         =====     =====
Total Return..........   (3.63)%   (1.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.89%     2.88%/(d)/
 Portfolio Turnover
  Rate................    17.6%      2.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.48)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.11     $9.69
                         =====     =====
Total Return..........   (5.22)%   (3.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.76%     2.14%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.10     $9.68
                         =====     =====
Total Return..........   (5.40)%   (3.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.76%     1.94%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.11)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.13     $9.71
                         =====     =====
Total Return..........   (4.91)%   (2.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.27%     2.44%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.72)    (0.45)
                         -----     -----
 Total From Investment
            Operations   (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.12     $9.70
                         =====     =====
Total Return..........   (5.04)%   (3.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.50%     2.31%/(d)/
 Portfolio Turnover
  Rate................    12.3%      4.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.66)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.09)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.09)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.74     $9.49
                        =====     =====
Total Return..........  (7.09)%   (5.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.35%     1.65%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.79)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.07)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.07)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.73     $9.48
                        =====     =====
Total Return..........  (7.26)%   (5.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.64%     1.45%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.66)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.12)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.12)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.75     $9.51
                        =====     =====
Total Return..........  (6.89)%   (4.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.59%     1.95%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.84)    (0.62)
                        -----     -----
 Total From Investment
            Operations  (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.11)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.11)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.75     $9.50
                        =====     =====
Total Return..........  (6.91)%   (5.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   2.09%     1.82%/(d)/
 Portfolio Turnover
  Rate................   19.9%     60.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.85)    (0.53)
                        -----     -----
 Total From Investment
            Operations  (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.07)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.08)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.65     $9.54
                        =====     =====
Total Return..........  (8.57)%   (4.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.14%     1.02%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.85)    (0.52)
                        -----     -----
 Total From Investment
            Operations  (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.06)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.07)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.64     $9.53
                        =====     =====
Total Return..........  (8.74)%   (4.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   0.98%     0.83%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.81)    (0.53)
                        -----     -----
 Total From Investment
            Operations  (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.11)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.12)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.67     $9.56
                        =====     =====
Total Return..........  (8.26)%   (4.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.16%     1.33%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/

                         2002     2001/(B)/
                         ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.95)    (0.53)
                        -----     -----
 Total From Investment
            Operations  (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.10)       --
 Distributions from
  Realized Gains......  (0.01)       --
 ----                   -----
   Total Dividends and
         Distributions  (0.11)       --
 ----                   -----
Net Asset Value, End
 of Period............  $8.65     $9.55
                        =====     =====
Total Return..........  (8.49)%   (4.50)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   1.67%     1.20%/(d)/
 Portfolio Turnover
  Rate................   19.6%    316.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.09)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.13     $9.20
                         =====     =====
Total Return..........  (10.88)%   (8.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.11%     0.51%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.06)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.12     $9.19
                         =====     =====
Total Return..........  (11.05)%   (8.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%     0.32%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.05)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.11)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.14     $9.22
                         =====     =====
Total Return..........  (10.69)%   (7.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.12%     0.82%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.10)    (0.84)
                         -----     -----
 Total From Investment
            Operations   (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.13     $9.21
                         =====     =====
Total Return..........  (10.81)%   (7.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.30%     0.69%/(d)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.15)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.12)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.12)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.68     $9.99
                         =====     =====
Total Return..........   (1.93)%   (0.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.28%     3.11%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.37)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.67     $9.98
                         =====     =====
Total Return..........   (2.11)%   (0.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.55%     2.91%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.13)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.15)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.70    $10.01
                         =====    ======
Total Return..........   (1.63)%    0.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.11%     3.42%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/

                          2002     2001/(B)/
                          ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.47)    (0.22)
                         -----     -----
 Total From Investment
            Operations   (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.69    $10.00
                         =====    ======
Total Return..........   (1.75)%    0.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.03%     3.28%/(d)/
 Portfolio Turnover
  Rate................    46.2%    103.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.









 PERFORMANCE RESULTS

The Funds have only limited historical performance data.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

PERFORMANCE RESULTS - LIFETIME FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LIFETIME 2010 FUND
ADVISORS SELECT /(1)/    -5.07   -5.07     N/A    N/A   N/A    -2.67         -5.07
LIFETIME 2010 FUND
ADVISORS PREFERRED/
(1)/                     -4.89   -4.89     N/A    N/A   N/A    -2.48         -4.89
LIFETIME 2010 FUND
SELECT/ (1)/             -4.71   -4.71     N/A    N/A   N/A    -2.27         -4.71
LIFETIME 2010 FUND
PREFERRED/ (1)/          -4.70   -4.70     N/A    N/A   N/A    -2.20         -4.70
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -4.01

LIFETIME 2020 FUND
ADVISORS SELECT/ (1)/    -7.68   -7.68     N/A    N/A   N/A    -4.19         -7.68
LIFETIME 2020 FUND
ADVISORS PREFERRED/
(1)/                     -7.51   -7.51     N/A    N/A   N/A    -4.01         -7.51
LIFETIME 2020 FUND
SELECT/ (1)/             -7.34   -7.34     N/A    N/A   N/A    -3.86         -7.34
LIFETIME 2020 FUND
PREFERRED/ (1)/          -7.24   -7.24     N/A    N/A   N/A    -3.74         -7.24
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2030 FUND
ADVISORS SELECT/ (1)/   -10.72  -10.72     N/A    N/A   N/A    -6.45        -10.72
LIFETIME 2030 FUND
ADVISORS PREFERRED/
(1)/                    -10.46  -10.46     N/A    N/A   N/A    -6.22        -10.46
LIFETIME 2030 FUND
SELECT/ (1)/            -10.39  -10.39     N/A    N/A   N/A    -6.08        -10.39
LIFETIME 2030 FUND
PREFERRED/ (1)/         -10.28  -10.28     N/A    N/A   N/A    -5.96        -10.28
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2040 FUND
ADVISORS SELECT/ (1)/   -13.25  -13.25     N/A    N/A   N/A    -6.97        -13.25
LIFETIME 2040 FUND
ADVISORS PREFERRED/
(1)/                    -13.09  -13.09     N/A    N/A   N/A    -6.78        -13.09
LIFETIME 2040 FUND
SELECT/ (1)/            -13.03  -13.03     N/A    N/A   N/A    -6.65        -13.03
LIFETIME 2040 FUND
PREFERRED/ (1)/         -12.82  -12.82     N/A    N/A   N/A    -6.47        -12.82
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -9.67

LIFETIME 2050 FUND
ADVISORS SELECT/ (1)/   -16.31  -16.31     N/A    N/A   N/A   -10.06        -16.31
LIFETIME 2050 FUND
ADVISORS PREFERRED/
(1)/                    -16.26  -16.26     N/A    N/A   N/A    -9.94        -16.26
LIFETIME 2050 FUND
SELECT/ (1)/            -16.01  -16.01     N/A    N/A   N/A    -9.76        -16.01
LIFETIME 2050 FUND
PREFERRED/ (1)/         -15.91  -15.91     N/A    N/A   N/A    -9.64        -15.91
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -22.11
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                  10.26
 Morningstar Large
 Blend Category         -22.02  -22.02  -13.53  -1.47  7.85                 -22.02

 /(1) /Fund's
 inception 03/01/01

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LIFETIME 2010 FUND
ADVISORS SELECT /(1)/
LIFETIME 2010 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2010 FUND
SELECT/ (1)/
LIFETIME 2010 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2020 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2020 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2020 FUND
SELECT/ (1)/
LIFETIME 2020 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2030 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2030 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2030 FUND
SELECT/ (1)/
LIFETIME 2030 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2040 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2040 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2040 FUND
SELECT/ (1)/
LIFETIME 2040 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

LIFETIME 2050 FUND
ADVISORS SELECT/ (1)/
LIFETIME 2050 FUND
ADVISORS PREFERRED/
(1)/
LIFETIME 2050 FUND
SELECT/ (1)/
LIFETIME 2050 FUND
PREFERRED/ (1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Large      -13.68  -6.97  19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

 /(1) /Fund's
 inception 03/01/01

                        ----------------------------------------------------------------

PERFORMANCE RESULTS - LIFETIME FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
LIFETIME STRATEGIC
INCOME FUND ADVISORS
SELECT /(1)/             -2.42   -2.42     N/A    N/A   N/A    -0.72         -2.42
LIFETIME STRATEGIC
INCOME FUND ADVISORS
PREFERRED /(1)/          -2.25   -2.25     N/A    N/A   N/A    -0.53         -2.25
LIFETIME STRATEGIC
INCOME FUND SELECT/
(1)/                     -2.06   -2.06     N/A    N/A   N/A    -0.33         -2.06
LIFETIME STRATEGIC
INCOME FUND PREFERRED/
(1)/                     -1.94   -1.94     N/A    N/A   N/A    -0.19         -1.94
 S&P 500 Index          -22.11  -22.11  -14.54  -0.59  9.34                 -11.88
 Lehman Brothers
 Aggregate Bond Index    10.26   10.26   10.09   7.54  7.51                   8.42
 Morningstar Domestic
 Hybrid Category         -9.67   -9.67   -4.03   1.49  7.04                  -4.01

 /(1) /Fund's
 inception 03/01/01

                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
LIFETIME STRATEGIC
INCOME FUND ADVISORS
SELECT /(1)/
LIFETIME STRATEGIC
INCOME FUND ADVISORS
PREFERRED /(1)/
LIFETIME STRATEGIC
INCOME FUND SELECT/
(1)/
LIFETIME STRATEGIC
INCOME FUND PREFERRED/
(1)/
 S&P 500 Index          -11.88  -9.11  21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Lehman Brothers          8.42  11.63  -0.82   8.69   9.65   3.63  18.47  -2.92    9.75
 Aggregate Bond Index
 Morningstar Domestic    -4.01   2.06   8.24  12.50  18.24  13.07  24.87  -2.56   12.07
 Hybrid Category

 /(1) /Fund's
 inception 03/01/01

                        ----------------------------------------------------------------








LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

 APPENDIX A- PRINCIPAL INVESTORS FUNDS (UNDERLYING FUNDS)


BALANCED

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to generate a total return consisting of current income and long-term growth of capital. The Fund invests primarily in common stocks and corporate bonds.

BOND & MORTGAGE SECURITIES

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to provide current income. The Fund invests primarily in intermediate maturity fixed-income or debt securities.

CAPITAL PRESERVATION

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to provide a high level of current income while seeking to maintain a stable value per share. The Fund invests primarily in fixed-income securities, money market instruments, futures, options and other instruments and by entering into "wrapper agreements" with financial institutions.

GOVERNMENT SECURITIES
              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to provide current income. The Fund invests primarily in securities that are issued by the U.S. Government, its agencies or instrumentalities.

HIGH QUALITY INTERMEDIATE-TERM BOND

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to provide current income. The Fund invests primarily in intermediate term fixed-income securities.

HIGH QUALITY LONG-TERM BOND

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to provide current income. The Fund invests primarily in long term fixed-income securities.

HIGH QUALITY SHORT-TERM BOND

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks to provide current income. The Fund invests primarily in short term fixed-income securities.

INTERNATIONAL I

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of companies domiciled in any of the nations of the world.

INTERNATIONAL II

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of companies domiciled in any of the nations of the world.

INTERNATIONAL EMERGING MARKETS

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of companies in emerging market countries.

INTERNATIONAL SMALLCAP

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND I
              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of large capitalization companies.

LARGECAP GROWTH

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of large market capitalizations companies which the sub-advisors believes to have strong growth potential.

LARGECAP S&P 500 INDEX

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that compose the Standard & Poor's 500 Index.

LARGECAP VALUE

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of large capitalization companies which the sub-advisor believes to be undervalued in the marketplace.

MIDCAP BLEND

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of medium capitalization companies.

MIDCAP GROWTH

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of medium capitalization companies believed to have an above average potential for earnings growth.

MIDCAP S&P 400 INDEX

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that compose the Standard & Poor's MidCap 400 Index.

MIDCAP VALUE

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of medium capitalization companies believed to be undervalued in the marketplace.

MONEY MARKET

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

PARTNERS LARGECAP BLEND
              INVESTMENT ADVISOR: Federated Investment Management Company INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities believed to offer superior growth prospectus or of companies whose stock is undervalued.

PARTNERS LARGECAP BLEND I

              INVESTMENT ADVISOR: Goldman Sachs Assets Management and Wellington
                Management Company, LLP
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of large capitalization companies.

PARTNERS LARGECAP GROWTH
              INVESTMENT ADVISOR: Putnam Investment Management, Inc. INVESTMENT OBJECTIVE: seeks to achieve long-term growth of capital. The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks.

PARTNERS LARGECAP GROWTH I
              INVESTMENT ADVISOR: Morgan Stanley Investment Management Inc. INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with large market capitalizations that exhibit strong or accelerating earnings growth.

PARTNERS LARGECAP GROWTH II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with large market capitalizations that the sub-advisor believes will increase in value over time.

PARTNERS LARGECAP VALUE
              INVESTMENT ADVISOR: Alliance Capital Management L.P through its
                Bernstein Investment Research and Management unit
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in securities of large market capitalization companies believed to offer above-average potential for growth in future earnings.

PARTNERS MIDCAP BLEND
              INVESTMENT ADVISOR: Morgan Stanley Investment Management Inc. INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with medium market capitalizations using a multi-factor approach to construct the portfolio.

PARTNERS MIDCAP GROWTH
              INVESTMENT ADVISOR: Turner Investment Partners, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in medium market capitalization companies believed to have strong earnings growth potential.

PARTNERS MIDCAP VALUE
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with medium market capitalizations using a value oriented investment approach.

PARTNERS SMALLCAP BLEND
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in common stocks of small capitalization companies.

PARTNERS SMALLCAP GROWTH I
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with small market capitalizations.

PARTNERS SMALLCAP GROWTH II
              INVESTMENT ADVISOR: UBS Global Asset Management (New York) Inc. INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with small market capitalizations.

PARTNERS SMALLCAP VALUE
              INVESTMENT ADVISOR: Ark Asset Management Co., Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with small market capitalizations.

PARTNERS SMALLCAP VALUE I
              INVESTMENT ADVISOR: J.P. Morgan Investment Management Inc. INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations.


PREFERRED SECURITIES

              INVESTMENT ADVISOR: Spectrum Asset Management, Inc.

              INVESTMENT OBJECTIVE: seeks to provide current income. The Fund invests primarily in preferred stocks of U.S. companies focusing on utility, financial services and manufacturing industries.

REAL ESTATE
              INVESTMENT ADVISOR: Principal Capital Real Estate Investors, LLC INVESTMENT OBJECTIVE: seeks to generate a total return. The Fund invests primarily in equity securities of companies principally engaged in the real estate industry.

SMALLCAP BLEND

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with small market capitalizations.

SMALLCAP GROWTH

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with small market capitalizations believed to have an above average potential for earnings growth.

SMALLCAP S&P 600 INDEX

              INVESTMENT ADVISOR: Principal Global Investors, LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that compose the Standard & Poor's SmallCap 600 Index.

SMALLCAP VALUE

              INVESTMENT ADVISOR: Principal Global Investors, LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. The Fund invests primarily in stocks of companies with small market capitalizations which the sub-advisor believes to be undervalued in the market place.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                                REAL ESTATE FUND

 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
        Capital Real Estate Investors, LLC ("Principal Capital - REI").


               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

REAL ESTATE FUND
The Fund seeks to generate a total return.


MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal Capital - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        7.49            7.05
        2001            2002

                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                                    HIGHEST Q2 '01   9.76%
                                    LOWEST  Q3 '02  -6.64%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is 7.05%; Advisors Preferred Class is 7.97%;
Select Class is 7.52%; and Preferred Class is 7.56%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                          PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      7.05             N/A            N/A             8.79
 ADVISORS PREFERRED
 CLASS.................      7.97             N/A            N/A             9.34
 SELECT CLASS..........      7.52             N/A            N/A             9.22
 PREFERRED CLASS.......      7.56             N/A            N/A             9.25
 Morgan Stanley REIT
 Index ................      3.64            3.30            N/A
 Morningstar Specialty
 - Real Estate Category      4.10            2.99           8.86
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.85%      0.85%      0.85%       0.85%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.60%      1.42%      1.23%       1.11%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------
                                     1     3     5      10
 ADVISORS SELECT CLASS            $163  $505  $871  $1,900
 ADVISORS PREFERRED CLASS          145   449   776   1,702
 SELECT CLASS                      125   390   676   1,489
 PREFERRED CLASS                   113   353   612   1,352

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR

The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Capital Real Estate Investors, LLC ("Principal Capital -
         REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2002, were approximately $22.2 billion. Principal Capital - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Day-to-day portfolio management of the Fund is performed by:


KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.85%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79    (0.05)
                          ----    -----
 Total From Investment
            Operations    1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.34)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.09   $10.41
                        ======   ======
Total Return..........    9.94%    3.95%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..    1.42%    1.42%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.35%    4.33%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/

                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.44    (0.04)
                          ----    -----
 Total From Investment
            Operations    0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.32)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.32)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.00   $10.40
                        ======   ======
Total Return..........    8.96%    3.85%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..    1.60%    1.60%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.17%    4.16%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/

                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.75    (0.17)
                          ----    -----
 Total From Investment
            Operations    0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.38)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.38)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.03   $10.43
                        ======   ======
Total Return..........    9.47%    4.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..    1.11%    1.11%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.42%    4.79%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/

                          2002    2001/(A)/
                          ----    ----
REAL ESTATE FUND
----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37    (0.04)
                          ----    -----
 Total From Investment
            Operations    0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.36)   (0.09)
                         -----    -----
   Total Dividends and
         Distributions   (0.36)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.04   $10.43
                        ======   ======
Total Return..........    9.44%    4.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $850   $1,304
 Ratio of Expenses to
  Average Net Assets..    1.22%    1.23%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.55%    4.52%/(c)/
 Portfolio Turnover
  Rate................    46.3%    77.5%/(c)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.



 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                              AVERAGE ANNUAL PERFORMANCE
                              (THROUGH DECEMBER 31, 2002)

                                                         LIFE
                        YTD   1 YR  3 YR   5 YR  10 YR  OF FUND  2002
                        ---------------------------------------- ------
REAL ESTATE FUND
 ADVISORS SELECT /(1)/  7.05  7.05    N/A   N/A   N/A    8.79    7.05
 ADVISORS PREFERRED
 /(1)/                  7.97  7.97    N/A   N/A   N/A    9.34    7.97
 SELECT/ (1)/           7.52  7.52    N/A   N/A   N/A    9.22    7.52
 PREFERRED/ (1)/        7.56  7.56    N/A   N/A   N/A    9.25    7.56
Principal Capital -
REI Real Estate
Composite                           15.47  6.07   N/A
 Morgan Stanley REIT
 Index                  3.64  3.64  14.02  3.30   N/A            3.64
 Morningstar Specialty
 - Real Estate
 Category               4.10  4.10  12.89  2.99  8.86            4.10

 /(1) /Fund's
 inception 12/06/00
                        ---------------------------------------- ------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                        2001   2000   1999    1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
REAL ESTATE FUND
 ADVISORS SELECT /(1)/   7.49
 ADVISORS PREFERRED      7.68
 /(1)/
 SELECT/ (1)/            7.88
 PREFERRED/ (1)/         7.92
Principal Capital -            31.15  -3.01  -10.20  19.83
REI Real Estate
Composite
 Morgan Stanley REIT    12.83  26.81  -4.55  -16.90  18.58  35.89  12.90
 Index
 Morningstar Specialty   8.93  25.83  -3.35  -15.79  23.05  31.68  15.17  -0.62   21.11
 - Real Estate
 Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------




MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572



                         PRINCIPAL INVESTORS FUND, INC.



                              SMALLCAP BLEND FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        2001    2002
        6.66   -17.51
                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01   18.03%
                            LOWEST  Q3 '02  -16.16%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -17.51%; Advisors Preferred Class is -17.57%;
Select Class is -17.57%; and Preferred Class is -17.15%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -17.51              N/A             N/A            -3.35
 ADVISORS PREFERRED
 CLASS.................      -17.57              N/A             N/A            -3.24
 SELECT CLASS..........      -17.57              N/A             N/A            -3.20
 PREFERRED CLASS.......      -17.15              N/A             N/A            -2.90
 Russell 2000 Index ...      -20.48            -1.36            7.15
 Morningstar Small
 Blend Category........      -16.17             2.10            7.97
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.75%      0.75%      0.75%       0.75%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------
                                      1     3     5      10
 ADVISORS SELECT CLASS             $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS           134   418   723   1,590
 SELECT CLASS                       115   359   622   1,375
 PREFERRED CLASS                    103   322   558   1,236

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.75%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund

.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.54    $10.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.81)    (0.01)
                         -----     -----
 Total From Investment
            Operations   (0.82)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.02)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.70    $10.54
                         =====    ======
Total Return..........   (7.79)%    0.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $906    $1,320
 Ratio of Expenses to
  Average Net Assets..    1.31%     1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.08)%    0.14%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.53    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.85)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.03     (0.02)
                          ----     -----
 Total From Investment
            Operations   (0.82)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.02)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.69    $10.53
                         =====    ======
Total Return..........   (7.83)%    0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $49    $1,338
 Ratio of Expenses to
  Average Net Assets..    1.49%     1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.30)%   (0.04)%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.58    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.16      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.94)    (0.02)
                         -----     -----
 Total From Investment
            Operations   (0.78)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 Tax Return of Capital
  Distributions.......   (0.01)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.06)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.74    $10.58
                         =====    ======
Total Return..........   (7.48)%    0.98%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $202    $1,322
 Ratio of Expenses to
  Average Net Assets..    1.00%     1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.19%     0.31%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.57    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.79      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.63)    (0.01)
                         -----     -----
 Total From Investment
            Operations   (0.84)     0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.01)
 Distributions from
  Realized Gains......   (0.02)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.69    $10.57
                         =====    ======
Total Return..........   (7.98)%    0.88%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10    $1,322
 Ratio of Expenses to
  Average Net Assets..    1.12%     1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%     0.33%/(d)/
 Portfolio Turnover
  Rate................   108.8%    123.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                              LIFE
                         YTD     1 YR   3 YR   5 YR   10 YR  OF FUND        2002
                        ----------------------------------------------     --------
SMALLCAP BLEND FUND
 ADVISORS SELECT /(1)/  -17.51  -17.51    N/A    N/A   N/A    -3.35        -17.51
 ADVISORS PREFERRED
 /(1)/                  -17.57  -17.57    N/A    N/A   N/A    -3.24        -17.57
 SELECT/ (1)/           -17.57  -17.57    N/A    N/A   N/A    -3.20        -17.57
 PREFERRED/ (1)/        -17.15  -17.15    N/A    N/A   N/A    -2.90        -17.15
Principal Global
Investors Small
Company Blend
Composite                               -3.18   2.13  9.66
 Russell 2000 Index     -20.48  -20.48  -7.53  -1.36  7.15                 -20.48
 Morningstar Small
 Blend Category         -16.17  -16.17   0.97   2.10  7.97                 -16.17

 /(1) /Fund's
 inception 12/06/00
                        ----------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001  2000   1999    1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
SMALLCAP BLEND FUND
 ADVISORS SELECT /(1)/  6.66
 ADVISORS PREFERRED     6.97
 /(1)/
 SELECT/ (1)/           7.07
 PREFERRED/ (1)/        7.20
Principal Global              19.86  12.50  -11.27  15.89
Investors Small
Company Blend
Composite
 Russell 2000 Index     2.49  -3.02  21.26   -2.55  22.36  16.50  28.45  -1.82   18.88
 Morningstar Small      8.41  12.84  18.18   -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

 /(1) /Fund's
 inception 12/06/00     ---------------------------------------------------------------




RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                              SMALLCAP GROWTH FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        0.69    -39.61
        2001    2002
                          The Fund's Advisors Select highest/lowest quarterly returns during this time period were:
                           HIGHEST  Q4 '01   33.46%
                           LOWEST   Q3 '01  -33.27%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -39.61%; Advisors Preferred Class is -39.56%;
Select Class is -39.43%; and Preferred Class is -39.43%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -39.61              N/A             N/A            -22.98
 ADVISORS PREFERRED
 CLASS.................      -39.56              N/A             N/A            -22.87
 SELECT CLASS..........      -39.43              N/A             N/A            -22.74
 PREFERRED CLASS.......      -39.43              N/A             N/A            -22.74
 Russell 2000 Growth
 Index ................      -30.25            -6.58            2.63
 Morningstar Small
 Growth Category.......      -28.42            -1.10            6.25
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.75%      0.75%      0.75%       0.75%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------
                                  1     3     5      10
 ADVISORS SELECT CLASS         $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS       134   418   723   1,590
 SELECT CLASS                   115   359   622   1,375
 PREFERRED CLASS                103   322   558   1,236

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.75%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:
.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.56      $9.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.11)     (1.82)
                         -----      -----
 Total From Investment
            Operations   (2.17)     (1.88)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.03      $7.56
                         =====      =====
Total Return..........  (30.69)%   (19.06)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $630       $947
 Ratio of Expenses to
  Average Net Assets..    1.32%      1.32%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.93)%    (1.02)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.56      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.09)     (1.81)
                         -----      -----
 Total From Investment
            Operations   (2.17)     (1.89)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.03      $7.56
                         =====      =====
Total Return..........  (30.69)%   (19.14)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $646       $963
 Ratio of Expenses to
  Average Net Assets..    1.49%      1.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.11)%    (1.19)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.58      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.12)     (1.77)
                         -----      -----
 Total From Investment
            Operations   (2.16)     (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.06      $7.58
                         =====      =====
Total Return..........  (30.47)%   (19.02)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $666       $948
 Ratio of Expenses to
  Average Net Assets..    1.01%      1.01%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.62)%    (0.77)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.58      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.11)     (1.82)
                         -----      -----
 Total From Investment
            Operations   (2.16)     (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.06      $7.58
                         =====      =====
Total Return..........  (30.47)%   (19.02)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $633       $948
 Ratio of Expenses to
  Average Net Assets..    1.12%      1.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.74)%    (0.83)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred recognized $.01 of net operating loss per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $ .55 per share, during the initial interim period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.



 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                 AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH DECEMBER 31, 2002)

                                                               LIFE
                         YTD     1 YR    3 YR   5 YR   10 YR  OF FUND        2002
                        -----------------------------------------------     --------
SMALLCAP GROWTH FUND
 ADVISORS SELECT /(1)/  -39.61  -39.61     N/A    N/A   N/A   -22.98        -39.61
 ADVISORS PREFERRED
 /(1)/                  -39.56  -39.56     N/A    N/A   N/A   -22.87        -39.56
 SELECT/ (1)/           -39.43  -39.43     N/A    N/A   N/A   -22.74        -39.43
 PREFERRED/ (1)/        -39.43  -39.43     N/A    N/A   N/A   -22.74        -39.43
Principal Global
Investors Small
Company Growth
Composite                               -26.81  -8.66   N/A
 Russell 2000 Growth
 Index                  -30.25  -30.25  -21.08  -6.58  2.63                 -30.25
 Morningstar Small
 Growth Category        -28.42  -28.42  -14.72  -1.10  6.25                 -28.42

 /(1) /Fund's
 inception 12/06/00
                        -----------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                        2001    2000   1999   1998   1997   1996   1995   1994    1993
                        ----------------------------------------------------------------
SMALLCAP GROWTH FUND
 ADVISORS SELECT /(1)/   0.69
 ADVISORS PREFERRED      0.92
 /(1)/
 SELECT/ (1)/            1.14
 PREFERRED/ (1)/         1.14
Principal Global               -33.86  66.37  -2.47  34.77  14.19
Investors Small
Company Growth
Composite
 Russell 2000 Growth    -9.23  -22.43  43.09   1.23  12.95  11.26  31.04  -2.43   13.36
 Index
 Morningstar Small      -9.02   -5.71  61.45   4.49  18.19  19.99  35.44  -0.28   16.70
 Growth Category

 /(1) /Fund's
 inception 12/06/00     ----------------------------------------------------------------




RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


16     ADDITIONAL INFORMATION                    Principal Investors Fund
                                                          1-800-547-7754

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                          SMALLCAP S&P 600 INDEX FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.



The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        5.64    -15.60
        2001    2002

                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST     Q4 '01   20.39%
                            LOWEST      Q3 '02  -18.81%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -15.60%; Advisors Preferred Class is -15.31%;
Select Class is -15.17%; and Preferred Class is -15.08%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.      -15.60              N/A             N/A            -2.29
 ADVISORS PREFERRED
 CLASS.................      -15.31              N/A             N/A            -2.04
 SELECT CLASS..........      -15.17              N/A             N/A            -1.88
 PREFERRED CLASS.......      -15.08              N/A             N/A            -1.81
 S&P SmallCap 600 Index      -14.63             2.43            9.70
 Morningstar Small
 Blend Category.......       -16.17             2.10            7.97
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees.................    0.15%      0.15%      0.15%       0.15%
 12b-1 Fees......................    0.30       0.25       0.10         N/A
 Other Expenses*.................    0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   0.90%      0.72%      0.53%       0.41%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 ADVISORS SELECT CLASS                                                                 $92   $287  $498  $1,108
 ADVISORS PREFERRED CLASS                                                               74    230   401     894
 SELECT CLASS                                                                           54    170   296     665
 PREFERRED CLASS                                                                        42    132   230     518

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.



FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.15%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund .. subtracting the liability of each class

.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.36    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)    (0.11)
                         -----     -----
 Total From Investment
            Operations   (0.47)    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.75    $10.36
                         =====    ======
Total Return..........   (4.75)%   (0.93)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $676    $1,296
 Ratio of Expenses to
  Average Net Assets..    0.72%     0.72%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.09%     0.09%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.34    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.48)    (0.12)
                         -----     -----
 Total From Investment
            Operations   (0.49)    (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.71    $10.34
                         =====    ======
Total Return..........   (4.96)%   (1.12)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,344    $1,294
 Ratio of Expenses to
  Average Net Assets..    0.90%     0.90%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.09)%   (0.09)%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)    (0.14)
                         -----     -----
 Total From Investment
            Operations   (0.43)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.17)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.77    $10.37
                         =====    ======
Total Return..........   (4.35)%   (0.83)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,850    $1,302
 Ratio of Expenses to
  Average Net Assets..    0.41%     0.41%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.42%     0.35%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                          2002     2001/(A)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.51)    (0.11)
                         -----     -----
 Total From Investment
            Operations   (0.45)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.16)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.76    $10.37
                         =====    ======
Total Return..........   (4.56)%   (0.83)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $570    $1,298
 Ratio of Expenses to
  Average Net Assets..    0.52%     0.53%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.28%     0.28%/(c)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(c)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.



"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2002)

                                                             LIFE
                         YTD     1 YR   3 YR   5 YR  10 YR  OF FUND        2002
                        ---------------------------------------------     --------
SMALLCAP S&P 600 INDEX
FUND
 ADVISORS SELECT /(1)/  -15.60  -15.60    N/A   N/A   N/A    -2.29        -15.60
 ADVISORS PREFERRED
 /(1)/                  -15.31  -15.31    N/A   N/A   N/A    -2.04        -15.31
 SELECT/ (1)/           -15.17  -15.17    N/A   N/A   N/A    -1.88        -15.17
 PREFERRED/ (1)/        -15.08  -15.08    N/A   N/A   N/A    -1.81        -15.08
Principal Global
Investors Small Cap
S&P 600 Index
Composite                               -0.48   N/A   N/A
 S&P SmallCap 600
 Index                  -14.63  -14.63   0.55  2.43  9.70                 -14.63
 Morningstar Small
 Blend Category         -16.17  -16.17   0.97  2.10  7.97                 -16.17

 /(1)/ Fund's
 inception 12/06/00
                        ---------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001  2000   1999   1998   1997   1996   1995   1994    1993
                        --------------------------------------------------------------
SMALLCAP S&P 600 INDEX
FUND
 ADVISORS SELECT /(1)/  5.64
 ADVISORS PREFERRED     5.83
 /(1)/
 SELECT/ (1)/           6.03
 PREFERRED/ (1)/        6.06
Principal Global              10.17
Investors Small Cap
S&P 600 Index
Composite
 S&P SmallCap 600       6.54  11.80  12.40  -1.31  25.58  21.32  29.97  -4.77   18.78
 Index
 Morningstar Small      8.41  12.84  18.18  -3.64  26.12  19.66  25.51  -0.97   16.65
 Blend Category

 /(1)/ Fund's
 inception 12/06/00     --------------------------------------------------------------







S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                              SMALLCAP VALUE FUND



 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description ........................................................3

General Information


 The Costs of Investing................................................. 13

 Certain Investment Strategies and Related Risks........................ 14

 Management, Organization and Capital Structure......................... 18

 Pricing of Fund Shares................................................. 21

 Purchase of Fund Shares................................................ 22

 Redemption of Fund Shares.............................................. 22

 Exchange of Fund Shares................................................ 22

 Dividends and Distributions............................................ 22

 Fund Account Information............................................... 23

Appendix A..............................................................25

Additional Information..................................................24

Shares of the Fund are available to an employer's sponsored plan(s). The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.



FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.


MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund specializes in stocks of small-sized companies that are undervalued at the time of purchase. These stocks are often characterized by below-average stock price/earnings ratios and above-average dividend yields. The Sub-Advisor, Principal, selects the Fund's investments primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


9.33    -3.36
2001    2002



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHEST Q4 '01   14.53%
                            LOWEST  Q3 '02  -16.36%


Year-to-date return as of December 31, 2002 for the: Advisors Select Class is -3.36%; Advisors Preferred Class is -3.15%;
Select Class is -3.05%; and Preferred Class is -2.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                           PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SELECT CLASS.       -3.36              N/A              N/A            5.90
 ADVISORS PREFERRED
 CLASS.................       -3.15              N/A              N/A            6.10
 SELECT CLASS..........       -3.05              N/A              N/A            6.24
 PREFERRED CLASS.......       -2.94              N/A              N/A            6.36
 Russell 2000 Value
 Index ................      -11.42             2.71            10.85
 Morningstar Small
 Value Category........      -10.25             2.86            10.28
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.75%      0.75%      0.75%       0.75%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------
                                    1     3     5      10
 ADVISORS SELECT CLASS           $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS         134   418   723   1,590
 SELECT CLASS                     115   359   622   1,375
 PREFERRED CLASS                  103   322   558   1,236

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.75%.


PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.



Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.62   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.40     0.37
                          ----     ----
 Total From Investment
            Operations    0.45     0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.51)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.56   $10.62
                        ======   ======
Total Return..........    3.98%    4.89%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,145   $1,328
 Ratio of Expenses to
  Average Net Assets..    1.31%    1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.36%    0.64%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/

                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.60   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.40     0.36
                          ----     ----
 Total From Investment
            Operations    0.44     0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.49)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.55   $10.60
                        ======   ======
Total Return..........    3.90%    4.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $891   $1,326
 Ratio of Expenses to
  Average Net Assets..    1.49%    1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.19%    0.47%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/

                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.64   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11     0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37     0.31
                          ----     ----
 Total From Investment
            Operations    0.48     0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.58   $10.64
                        ======   ======
Total Return..........    4.29%    5.09%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,056   $1,330
 Ratio of Expenses to
  Average Net Assets..    1.00%    1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.67%    1.18%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/

                          2002    2001/(B)/
                          ----    ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.63   $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37     0.37
                          ----     ----
 Total From Investment
            Operations    0.47     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)   (0.03)
 Distributions from
  Realized Gains......   (0.47)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.53)   (0.03)
                         -----    -----
Net Asset Value, End
 of Period............  $10.57   $10.63
                        ======   ======
Total Return..........    4.17%    4.99%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $876   $1,330
 Ratio of Expenses to
  Average Net Assets..    1.11%    1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.56%    0.83%/(d)/
 Portfolio Turnover
  Rate................   134.3%    89.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)

                                                            LIFE
                         YTD     1 YR   3 YR  5 YR  10 YR  OF FUND        2002
                        --------------------------------------------     --------
SMALLCAP VALUE FUND
 ADVISORS SELECT /(1)/   -3.36   -3.36   N/A   N/A    N/A   5.90          -3.36
 ADVISORS PREFERRED
 /(1)/                   -3.15   -3.15   N/A   N/A    N/A   6.10          -3.15
 SELECT/ (1)/            -3.05   -3.05   N/A   N/A    N/A   6.24          -3.05
 PREFERRED/ (1)/         -2.94   -2.94   N/A   N/A    N/A   6.36          -2.94
Principal Global
Investors Small Cap
Value Composite                         6.17  0.48    N/A
 Russell 2000 Value
 Index                  -11.42  -11.42  7.44  2.71  10.85                -11.42
 Morningstar Small
 Value Category         -10.25  -10.25  7.32  2.86  10.28                -10.25

 /(1) /Fund's
 inception 12/06/00
                        --------------------------------------------     --------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2001   2000   1999   1998   1997   1996   1995   1994    1993
                        ---------------------------------------------------------------
SMALLCAP VALUE FUND
 ADVISORS SELECT /(1)/   9.33
 ADVISORS PREFERRED      9.52
 /(1)/
 SELECT/ (1)/            9.71
 PREFERRED/ (1)/         9.73
Principal Global               12.05  -8.92  -6.03  33.65  28.44
Investors Small Cap
Value Composite
 Russell 2000 Value     14.02  22.83  -1.49  -6.45  31.78  21.37  25.75  -1.27   23.84
 Index
 Morningstar Small      17.31  16.98   4.49  -6.99  30.04  25.53  25.13  -0.81   16.72
 Value Category

 /(1) /Fund's
 inception 12/06/00     ---------------------------------------------------------------




RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                               MONEY MARKET FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal
                    Global Investors, LLC ("Principal").




               The date of this Prospectus is March 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Class J shares of the Fund are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation ("Princor")* who are also employees of
  Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. Princor selling Class J shares as a result of certain plan or contract terminations; and
.. selected broker/dealers selling Class J shares in conjunction with the Principal Income IRA.

Class J shares are offered only:
.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life; and
.. to customers of Principal Connection.

For more information about Class J shares of the Fund, please call the Connection at 1-800-247-8000, extension 411.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year.


To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-247-4123. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or

.. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;

.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INVESTOR PROFILE

The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

        0.53
        2002

                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754


Year-to-date return as of December 31, 2002 for Class J is 0.53%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002


                                 PAST 1    PAST 5    PAST 10
                                  YEAR     YEARS      YEARS      LIFE OF FUND*
 CLASS J......................   -0.47      N/A        N/A           1.55
 * The SEC effective date for Class J was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES*

                                            CLASS J
 Management Fees...................          0.40
 12b-1 Fees........................          0.50
 Other Expenses....................          0.49
                                             ----
      TOTAL FUND OPERATING EXPENSES          1.39

*    The Manager has  voluntarily  agreed to limit the Fund's  expenses  and, if necessary,  pay  expenses  normally  payable by the Fund through the period ending  February 29, 2004. The expense limit will maintain a total level of
     operating   expenses   (expressed  as  a  percent  of  average  net  assets
     attributable to Class J shares on an annualized basis) not to exceed 1.35%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be

                   IF YOU SELL YOUR SHARES

 -------------------------------------------------------
                NUMBER OF YEARS YOU OWN YOUR SHARES

              1        3        5         10
 CLASS J      $245     $440     $761     $1,669



                   IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------
                     NUMBER OF YEARS YOU OWN YOUR SHARES

                   1        3        5         10
 CLASS J         $142     $440     $761     $1,669

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out program (SAFO);
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC); or
.. that were purchased through the Principal Income IRA.

There is no sales charge on shares purchased with reinvested dividends or other distributions.


The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of the Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor (the distributor of the Fund) and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Transfer Agent Fee - The Manager has entered into a Transfer Agency Agreement with the Fund under which the Manager provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently, there is no charge for these services.

Class J shares of the Fund also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders and the cost of shareholder meetings held solely for Class J shares.


The Manager registers Class J shares with the states and the Fund pays the cost associated with this activity under the terms of the Transfer Agency Agreement for Class J Shares. Currently, the state registration fees have a dramatic impact on the Class J share expense ratios due to the low level of Fund assets. As the assets increase, it is expected that this expense will become a relatively small portion of the overall Fund's operating expenses for this class. The Manager has agreed to pay the state registration expenses, and if necessary other Fund expenses, on an interim basis in order to lower the total operating expense ratio for the Fund's Class J shares. Therefore, the Transfer Agency Agreement for Class J shares has been amended to reflect the Manager's agreement to pay expenses of the Fund. However, the Manager reserves the right to be reimbursed for any expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Day-to-day portfolio management of the Fund is performed by:


MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was 0.40%.


PRICING OF FUND SHARES


The Fund's shares are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Fund reserves the right to determine a shares price more than once each day.

NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTES:

.. The minimum investment applies on a Fund level, not on the total investment being made.
.. Minimums are waived for accounts set up under the SAFO program.


Principal Investors Fund                                               11
www.principal.com

..


To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.



In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:

   Principal Investors Fund

   P. O. Box 10423
   Des Moines Iowa 50306-9780

.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.


ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:


.. Phone orders are not available for qualified accounts or the Money Market
  Fund.

.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK

.. Call Principal Investors Fund for an account number and wiring instructions.

.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309
   ABA No.: 073000228

   For credit to: Principal Investors Fund, Inc.

   Account No.: 3000499968

   For credit: Principal ________ Fund, Class J

   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN

Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).

.. Availability of this service must be approved by your payroll department.

.. Call Principal Investors Fund for an account number, Automated Clearing House
  (ACH) instructions and the form needed to establish Direct Deposit.

.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.

.. Minimum monthly purchase is $50 per Fund.

.. Send completed application, check authorization form and voided check (or voided deposit slip) to:

   Principal Investors Fund

   P. O. Box 10423
   Des Moines Iowa 50306-9780

SET UP A DIVIDEND RELAY

.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors

  Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay. .. You can set up Dividend Relay:
  . on the application for a new account; or

  . by calling Principal Investors Fund if telephone services apply to the originating account; or

  . in writing (a signature guarantee may be required).

.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.

.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). The Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Your request for a distribution from your 403(b) account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Investors Fund at P.O. Box 10423, Des Moines, Iowa 50309.


Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


.. Dividend Relay is not available for dividends and capital gains paid by the Capital Preservation Fund.

SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner(s) of the account to:

   Principal Investors Fund

   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order. .. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b)s , certain employee benefit plans.

.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Funds and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Funds will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Funds may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or

.. sending us your written instructions.


Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $50,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.


You may exchange shares by:

.. calling us, if you have telephone privileges on the account.

.. sending a written request to:

   Principal Investors Fund

   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

Automatic exchange election
---------------------------

This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

.. completing the Automatic Exchange Election section of the application; .. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors


Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


DIVIDENDS AND DISTRIBUTIONS


The Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefor the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS

You will receive quarterly statements for the Fund you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction servicesand/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS

The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.


MINIMUM ACCOUNT BALANCE

Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.


TELEPHONE AND INTERNET INSTRUCTIONS

The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.


HOUSEHOLDING

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.


MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS

Shareholders will receive annual financial statements for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.007    0.021
                          -----    -----
 Total From Investment
            Operations    0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.007)  (0.021)
                         ------   ------
   Total Dividends and
         Distributions   (0.007)  (0.021)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return /(a)/ ...     0.68%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%    2.48%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

 PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                                AVERAGE ANNUAL PERFORMANCE                                    ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2002)                                 (YEAR ENDED DECEMBER 31)

                                                          LIFE
                          YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2002  2001  2000  1999  1998  1997  1996  1995  1994   1993
                          ----------------------------------------     ------------------------------------------------------------
MONEY MARKET FUND
 ADVISORS SELECT /(1)/    0.21  3.28   N/A   N/A   N/A    3.44         0.72  3.28
 ADVISORS PREFERRED
 /(1)/                    0.26  3.44   N/A   N/A   N/A    3.61         0.91  3.44
 SELECT/ (1)/             0.30  3.65   N/A   N/A   N/A    3.82         1.10  3.65
 PREFERRED/ (1)/          0.33  3.78   N/A   N/A   N/A    3.95         1.23  3.78
Principal Money Market
Composite                             5.07  5.09  4.55                             6.21  4.71  5.13  5.10  4.95  5.53  3.69   2.59

 /(1) /Fund's inception
 12/06/00
                          ----------------------------------------     ------------------------------------------------------------

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund. There can be no assurance that the Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


               Principal Investors Fund, Inc. SEC File 811-07572


                       PRINCIPAL INVESTORS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION







                              dated March 1, 2003



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated March 1, 2003, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.
   Principal Financial Group

   Des Moines IA 50392-2080


The  prospectuses  for Class J shares,  Select,  Preferred,  Advisors Select and
Advisors   Preferred   share   classes   may  be  viewed  on  our  web  site  at
www.principal.com.

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares

Taxation of the Funds...................................................

Calculation of Performance Data.........................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

FUND HISTORY


The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.


The date of organization of the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds is September 26, 2002. The date of organization of the Preferred Securities Fund is April 17, 2002. The date of organization of the Capital Preservation Fund is March 14, 2001. The date of organization of the LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds), Partners MidCap Blend and Partners SmallCap Value Funds is December 13, 2000. The date of organization of the other Funds is September 14, 2000.



At the meeting of the Directors held on September 9, 2002, the name of the LargeCap Blend Fund was changed to Partners LargeCap Blend Fund I.


The Preferred Securities Fund only offers Institutional Class shares. The LargeCap Blend I, Partners SmallCap Blend and Partners SmallCap Value I Funds each offers Institutional Class, Preferred, Select, Advisors Preferred and Advisors Select Class shares. Each of the other Funds offers these classes of shares, as well as Class J shares, each class with different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.



Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

Balanced, Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, International SmallCap, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Value, Partners SmallCap Value I, Preferred Securities, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap Value and SmallCap S&P 600 Index Funds



FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the International I, International II, International Emerging Markets and International SmallCap Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.


 5) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets. This restriction does not apply to the Partners LargeCap Blend, Partners SmallCap Growth II and Preferred Securities Funds.

 6) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Fund).


 7) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund (except the Balanced, Capital Preservation, International I, International II and International Emerging Markets Funds) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.


SECURITY SELECTION

LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600  Index Funds
------------------------------------------------------------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Growth Fund
-----------------------------
Putnam Investment Management, LLC ("Putnam") believes successful growth investing depends upon identifying growth prospects for companies ahead of consensus thinking, and determining whether the current stock price reflects that insight. Putnam's universe of growth stocks includes two types of companies
- Opportunity and Foundation - each with unique attributes and risk and return characteristics. An experienced team of dedicated growth investors focused on identifying, researching, and investing in the best Opportunity and Foundation stocks gives Putnam a competitive advantage that allows them to outperform the market over the long-term. To identify the most attractive Opportunity Stocks, the portfolio managers rely heavily on Putnam's proprietary fundamental research produced by the analysts that make up the Global Equity Research (GER) and
Specialty Growth groups. In addition, portfolio managers have access to the output of proprietary quantitative models that rank every stock in their universe on characteristics shown to be predictive of future outperformance - namely valuations, quality and revisions. Applying Putnam's proprietary fundamental and quantitative research insights in a systematic manner to a broader universe of stocks, the investment management team identifies the most attractive Foundation stocks. Like Opportunity Stocks, these stocks will have strong earnings growth, but an increased focus is applied to earnings quality and valuation, such that the set of Foundation Stocks enhances the Fund's performance consistency. When the initial selections of both Opportunity and Foundation stocks are determined, the portfolio team meets to challenge each other's assumptions and to analyze the portfolio's overall characteristics. The portfolio of Opportunity and Foundation stocks reflect investment themes integrated by the seasoned judgment of the portfolio management team as a whole. The team employs quantitative analysis (examining sector and BARRA risk factor exposures) together with qualitative analysis (which draws on each portfolio manager's unique experience and insight). The resulting portfolio of 225-350 stocks represents a group of growth companies with strong prospects for stable growth at attractive prices.


Partners LargeCap Growth I and Partners MidCap Blend Fund Funds
---------------------------------------------------------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Partners LargeCap Growth
I and Partners MidCap Blend Fund, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

Partners MidCap Growth Fund
-------------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners SmallCap Blend Fund
----------------------------
The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell 2000 Index, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Preferred Securities Fund
-------------------------
Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners SmallCap Value Fund
----------------------------
Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Value Index economic sectors to control risk.

Selections of equity securities for the other Funds (except the Partners MidCap Value Fund and Partners SmallCap
Growth Fund I) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
.. Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.


Partners MidCap Value and Partners SmallCap Growth I Funds
----------------------------------------------------------
Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the three basic steps described in the previous section, but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.



Foreign Securities
------------------
The International I, International II, International Emerging Markets and International SmallCap Funds may each invest up to 100% of its assets in foreign securities. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may each invest in foreign securities to the extent that the relevant index is so invested. The Preferred Securities Fund may invest up to 35% of its assets in securities of foreign investors. The other Funds may each invest up to 25% of its assets in securities of foreign issuers.



Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.



Securities of Smaller Companies
-------------------------------

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.


Unseasoned Issuers
------------------

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------
The Funds may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund seeks to hedge against a decline in securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.



    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.



    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.


    None of the Funds will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).


    The Fund may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators and to modify the Fund's exposure to various currency, equity, or fixed-income markets. The Funds are not permitted to engage in speculative futures trading. Each Fund determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be in liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


    The Funds do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Fund writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Fund takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.



High-Yield/High-Risk Bonds
--------------------------

The Balanced, Bond & Mortgage Securities and Preferred Securities Funds each may invest a portion of its assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Balanced, Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality
Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.


Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities,
Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond,
High Quality Short-Term Bond and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Zero-coupon securities
----------------------

The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.


Securities Lending
------------------

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.


Short Sales
-----------

Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements
--------------------------------------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


When-Issued and Delayed Delivery Securities
-------------------------------------------
Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also segregates Fund assets, which must be liquid and marked to the market daily, equal in value to the Fund's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Fund's custodian, by notation on the books of the Fund's custodian that the assets in question are "segregated", or by designation of the Fund's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly< limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.


Wrapper Agreements (Capital Preservation Fund only)
---------------------------------------------------
Under a wrapper agreement, the wrap provider agrees to make payments to the Fund with respect to covered assets if certain events happen. The Fund buys wrapper agreements to help maintain a stable value per share. Under normal circumstances, the value of the wrapper agreements is expected to vary inversely with the value of the Fund's assets covered by the wrapper agreements ("covered assets").

If the value of the covered assets is less than their book value, the wrapper agreements are assets of the Fund with a value equal to the difference. If the value of the covered assets is more than their book value, the wrapper agreements are liabilities of the Fund with a value equal to the excess. Therefore, under normal circumstances, the sum of the value of the Fund's wrapper agreements plus the value of the covered assets is expected to equal the purchase price of the covered assets plus interest on the covered assets at a rate determined in the wrapper agreements.


Under a wrapper agreement, the wrap provider agrees to make certain payments to the Fund in exchange for an annual premium. The cost of wrapper agreements is typically 0.10% to 0.30% per dollar of covered assets per year.


Payments made by the wrap provider help the Fund make redemption payments that reflect the book value of the covered assets rather than the market value of the covered assets. If, to cover payment of a redemption of Fund shares, the Fund is required to liquidate covered assets, the wrap provider may be obligated to pay the Fund all or some of the difference between the fair market and book value of such covered assets (if the fair market value is less than the book value). If the market value of the covered assets is greater than the book value of the covered assets, the Fund may be obligated to pay all or some of the difference to the wrap provider. Through these obligations, the wrapper agreements should, under normal conditions, reduce the interest rate risk associated with the Fund's covered assets.


The amount of the payment, if any, is based on the book value of the wrapper agreement. The book value of the wrapper agreement is equal to:
.. purchase price of covered assets
.. minus sale price of covered assets sold to cover share redemptions
.. plus interest accrued at the crediting rate.

The crediting rate is:
.. (((1+Y)*(MV/PBV)1/D)-1) where:
    Y = duration weighted effective annual yield of the Fund
    MV = covered market value
    PBV = wrap provider's book value
    D = dollar weighted Fund duration
.. The crediting rate is reset at least quarterly. It may be impacted by:
  . defaulted/impaired securities;
  . increases and decreases in covered assets as a result of purchases and sales of Fund shares;
  . changes to the duration and yield of the covered assets; and
  . amortization of unrealized and realized gains and losses on the covered assets.
.. The crediting rate is never less than zero.

Wrapper agreements may be participating, non-participating or a hybrid of the two. Under a participating agreement, the Fund does not receive any payments under the wrapper agreement until it has liquidated all of the covered assets. At that time, if there is any remaining book value, the wrap provider will pay the Fund such remainder. Under a non-participating agreement, if there is a difference between the value of the covered assets and book value, the wrap provider or the Fund will make a payment to the other each time covered assets are sold to fund share redemptions. If the value of the covered assets is less than book value, the wrap provider makes a payment to the Fund, while if the value of the covered assets is greater than book value, the Fund makes a payment to the wrap provider. In either case, the payment is equal to the difference between:

.. the amount necessary to fund the redemption, and .. the product of the amount of the redemption multiplied by the ratio of the market value of the covered assets to book value.
Under a hybrid wrapper agreement, a certain percentage of payments is treated as participating with all remaining payments being non-participating.

Generally, payments under the wrapper agreement are made within one day after the Fund requests payment. In addition, each wrapper agreement allows the Fund, in the Fund's discretion, to assign a portion of the wrapper agreement to a shareholder as a payment in kind.


Payment requests are allocated among wrap providers on a pro-rata basis, based on the book value of each wrapper agreement. However, if a portion of the wrapper agreement is to be assigned as a payment in kind to a shareholder, the Fund has the discretion to allocate the payment to a single wrapper agreement.


The terms of a wrapper agreement may require that covered assets have a specified duration or maturity, consist of specified types of securities and/or be of specified credit quality. The Fund purchases wrapper agreements whose criteria are consistent with its investment objectives and policies. In some cases, the wrap provider may require more restrictive investment objectives and policies than those set forth in the prospectus and SAI. The wrapper agreement may also allow the wrap provider to terminate the agreement if the Fund changes its investment objective, policies and/or restrictions without consent of the wrap provider. In the event of termination of a wrapper agreement, the Fund may or may not be able to contract with a substitute wrap provider.


A wrapper agreement may terminate on a specified date, or be terminable upon notice by the Fund or default by either the Fund or the wrap provider. An evergreen wrapper agreement has no maturity date. Under an evergreen agreement, either the Fund or the wrap provider may elect to terminate the wrapper agreement through a fixed maturity conversion. This means that the wrapper agreement terminates on a future date. During the conversion period, the Fund may be required to comply with certain restrictions with regard to the covered assets. Such restrictions may include continuation of the investment guidelines set forth in the wrapper agreement and a requirement that covered assets are managed to maintain a duration equal to the time remaining until termination of the wrapper agreement.


Generally, at the termination of the wrapper agreement, the wrap provider is required to pay the Fund any excess in book value over the value of the covered assets. However, if the Fund terminates the agreement, other than through fixed maturity conversion, no such payment may be made.



RISKS OF WRAPPER AGREEMENTS. . The Fund expects that using wrapper agreements will allow it to maintain a stable value per share and pay dividends that reflect the interest income and market value gains and losses on the covered assets (less the Fund's expenses and wrap provider fees). However, there can be no assurance that the Fund will be able to maintain a stable value per share or that a shareholder will achieve the same investment return as it would realize by directly investing in the covered assets. As the crediting rates under the wrapper agreements reflect the amortization of realized and unrealized gains and losses on the covered assets, a shareholder could realize more or less than the actual investment returns of the covered assets. In addition, wrapper agreements have certain risks and could prevent the Fund from achieving its investment objective.



FAILURE TO OBTAIN REPLACEMENT WRAPPER AGREEMENTS. . If a wrapper agreement terminates or matures, the Fund may not be able to obtain a replacement wrapper agreement or a wrapper agreement with terms similar to the old agreement. In that event, the Fund may not be able to maintain a stable value per share. If at such time the value of the covered assets is less than book value, the Fund may be required to reduce its price per share. On the other hand, if at such time the value of the covered assets is greater than book value, the Fund's price per share may increase. In either case, shareholders may experience unexpected fluctuations in the value of their shares. In addition, the terms of the replacement wrapper agreement may not be as favorable as the terminated agreement. For example, the wrap provider fee may be higher and the returns of the Fund may be negatively impacted.

Some wrapper agreements require that the Fund maintain a specified percentage of its total assets in short-term investments as a cash buffer. These short-term investments are available for the payment of withdrawals from the Fund and Fund expenses. To the extent that the cash buffer falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to replenish the cash buffer. The obligation to maintain the cash buffer may result in a lower return for the Fund than if these funds were invested in longer-term fixed-income securities. The cash buffer required by all wrapper agreements is not expected to be greater than 20% of the Fund's total assets. However, the cash buffer amount may be required to be increased above this limit as a result of anticipated redemptions.



VALUATION OF WRAPPER AGREEMENTS. . The Board of Directors has adopted policies and procedures for the Fund that set forth the steps to be followed by the Manager and/or Sub-Advisor to establish a fair value for each wrapper agreement. Under certain circumstances, other methods may be used to determine the market value of a wrapper agreement. These circumstances include but are not limited to:
.. wrap provider default under a wrapper agreement or any other agreement;
.. insolvency of a wrap provider;
.. credit rating downgrade of a wrap provider; and .. any other situation in which the Board determines that a wrap provider may no longer be able to satisfy its obligations under a wrapper agreement.
In such case, the fair value of the wrapper agreement may be determined to be less than the difference between book value and market value of the covered assets. In these situations, the Fund may not be able to maintain a stable value per share. The Fund may experience a decrease or increase in its value per share based on the value of the covered assets at the time of the adjustment.


CREDIT RISK OF COVERED ASSETS. . Wrapper agreements usually do not require the wrap provider to assume the credit risk associated with the issuer of any covered asset. Therefore, defaults by, and downgrades below investment grade of, the issuer of a covered asset may cause such covered asset to be removed from the coverage of the wrapper agreement. In addition, certain other downgrades of covered assets may cause such covered assets to be removed from coverage unless and until the issuer's credit rating is upgraded to its former level. In these situations, the termination of coverage of such assets will cause the book value of the wrapper agreement to decrease by an amount essentially equal to the difference between the purchase price and the fair market value of such assets. In any such event, the Fund may suffer a decrease in the value per share and may not be able to maintain a stable value per share.



DEPENDENCE ON A LIMITED NUMBER OF WRAP PROVIDERS. . It is currently intended that the Fund will have wrapper agreements with one or more wrap providers. If the Fund has more than one wrapper agreement, coverage of the covered assets will be allocated among the wrap providers. However, there is no assurance that the Fund will be able to obtain more than one wrapper agreement. It is possible that the Fund will be totally dependent on one wrap provider for coverage.



LIABILITY OF WRAP PROVIDERS. . A wrap provider's payment obligation is limited to the book value of the wrapper agreement. If the Fund enters into wrapper agreements with more than one wrap provider, no wrap provider will be jointly liable for payment obligations of another wrap provider. If a wrap provider defaults on its obligations, the Fund will not be able to look to another wrap provider for satisfaction of such obligations. In that event, the Fund may attempt to replace the wrap provider. There can be no guarantee that such replacement will be feasible.



ILLIQUID ASSETS. . Currently there is no active trading market for wrapper agreements and none is expected to develop. Therefore, wrapper agreements may not be able to be liquidated at fair market value and are considered illiquid. At the time of purchase, the fair market value of the wrapper agreements plus the fair market value of all other illiquid assets will not exceed 15% of the fair market value of the Fund's net assets. In the event that the fair market value of all illiquid assets, including wrapper agreements, is more than 15% of the fair market value of the Fund's net assets as a result of events other than purchase of illiquid assets, the Fund may not be able to maintain a stable value per share. The Fund will take steps to reduce in an orderly manner the percentage of illiquid assets in the Fund so that the percentage of illiquid assets is not more than 15%.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:


.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  Government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.



.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Other Investment Companies
--------------------------
ThePartners LargeCap Blend Fund I and Partners SmallCap Growth Fund II Funds reserve the right to invest up to 10% of its total assets in the securities of all investment companies including exchange-traded funds such as SPDRs and iShares (as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which the Sub-Advisor or any of its affiliates serves as investment advisor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which a Sub-Advisor or any of its affiliates acts as Sub-Advisor, the management and administration fees payable by the Fund to a Sub-Advisor or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Sub-Advisor.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The UIT is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to, facilitating the handling of cash flows or trading or reducing transaction
costs.   The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500 Index. The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.



SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved with the purchase or sale of SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying the SPDRs purchase or sold by the Fund could result in losses on SPDRs.



INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International II Fund uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The Partners SmallCap Growth Fund II uses the general industry codes of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")."


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.


MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
--------------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
                        POSITION(S) HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)              BY            BY
NAME, ADDRESS AND AGE   FUND                      TIME SERVED            DURING PAST 5 YEARS             DIRECTOR      DIRECTOR
---------------------   ---------------------     -----------          -----------------------          ----------   -------------
James D. Davis          Director                  Since 1993    Attorney. Vice President, Deere and         96           None
4940 Center Court       Member Audit and                        Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34


Pamela A. Ferguson      Director                  Since 2000    Professor of Mathematics, Grinnell          96           None
4112 River Oaks Drive   Member Audit and                        College since 1998. Prior thereto,
Des Moines, Iowa        Nominating Committee                    President, Grinnell College.
05/05/43


Richard W. Gilbert      Director                  Since 2000    President, Gilbert Communications,          96           None
5040 Arbor Lane, #302   Member Audit and                        Inc. since 1993. Prior thereto,
Northfield, Illinois    Nominating Committee                    President and Publisher, Pioneer
05/08/40                                                        Press.


William C. Kimball      Director                  Since 2000    Chairman and CEO, Medicap Pharmacies,       96           None
Regency West 8          Member Audit and                        Inc. since 1998. Prior thereto,
4350 Westown Parkway,   Nominating Committee                    President and CEO.
Suite 400
West Des Moines, Iowa
11/28/47


Barbara A. Lukavsky     Director                  Since 1993    President and CEO, Barbican                 96
13731 Bay Hill Court    Member Audit and                        Enterprises, Inc. since 1997.                            None
Clive, Iowa             Nominating Committee                    President and CEO, Lu San ELITE USA,
09/10/40                Member Executive                        L.C. 1985-1998.
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 2000   Executive Vice           96
08/16/49                                                    President, Principal
                                                            Life Insurance
                                                            Company since 2000;
                                                            Senior Vice
                                                            President, 1996-2000;
                                                            Vice President -
                                                            Individual Markets                  None
                                                            1990-1996. Director,
                                                            Principal Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor").

Ralph C. Eucher        Director and President  Since 1999   Senior Vice              96
06/14/52               Member Executive                     President, Principal
                       Committee                            Life Insurance
                                                            Company since 2002.
                                                            Vice President,
                                                            1999-2002. Director
                                                            and President,
                                                            Princor and Principal
                                                            Management
                                                            Corporation since                   None
                                                            1999. Prior thereto,
                                                            Second Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company.

Larry D. Zimpleman     Director                Since 2001   Executive Vice           96
09/07/51               Chairman of the Board                President, Principal
                       Member Executive                     Life since 2001.
                       Committee                            Senior Vice
                                                            President,1999-2001.
                                                            Vice                                None
                                                            President,1998-1999.
                                                            Prior thereto, Vice
                                                            President-Pension.




The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board.



The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1993   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.
Michael J. Beer      Executive Vice          Since 1993   Executive Vice
01/09/61             President                            President and Chief
                     Principal Accounting                 Operating Officer,
                     Officer                              Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.
Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller,
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader,
                                                          Principal Financial
                                                          Group.

Arthur S. Filean     Senior Vice President   Since 1993   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.

Ernest H. Gillum     Vice President          Since 1993   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.

Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal LIfe
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company.

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997. Counsel,
                                                          Principal Capital
                                                          Income Investors, LLC.

Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1993   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Invista Capital
                                                          Management, LLC,
                                                          Princor and Principal
                                                          Management Corporation.

Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.

The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2002, none of the Directors own any shares of the Principal Investors Fund, Inc. or shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company).


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             C
Bond                                B            C            C            A             E
Capital Value                       C            C            C            A             B
Cash Management                     C            B            C            A             D
Government Securities Income        B            C            B            A             A
Growth                              C            C            D            A             A
International                       B            C            C            A             E
International Emerging Markets      B            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            A             A
Limited Term Bond                   A            C            A            A             E
MidCap                              C            C            D            B             E
Partners Blue Chip                  D            C            B            A             E
Partners Equity Growth              A            C            A            B             B
Partners LargeCap Blend             A            A            A            A             A
Partners LargeCap Value             A            A            A            A             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            A            A            A             A
Real Estate                         A            C            A            A             A
SmallCap                            A            C            A            B             D
Tax-Exempt Bond                     B            C            C            A             C
Utilities                           D            C            B            A             E
  TOTAL FUND COMPLEX                E            E            E            C             E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.              RALPH C.               LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER            EUCHER               ZIMPLEMAN*
 ---------------------      -------------            ------               ----------
Balanced                          B                     A                     A
Bond                              A                     A                     A
Capital Value                     C                     A                     A
Cash Management                   B                     B                     A
Government Securities
Income                            A                     C                     A
Growth                            C                     C                     A
International                     C                     B                     A
International Emerging
Markets                           A                     A                     A
International SmallCap            C                     A                     A
LargeCap Stock Index              A                     A                     A
Limited Term Bond                 B                     A                     A
MidCap                            C                     C                     A
Partners Blue Chip                C                     A                     A
Partners Equity Growth            C                     C                     A
Partners LargeCap
Blend                             A                     D                     A
Partners LargeCap
Value                             A                     C                     A
Partners MidCap Growth            B                     A                     A
Partners SmallCap
Growth                            A                     A                     A
Real Estate                       C                     A                     A
SmallCap                          A                     A                     A
Tax-Exempt Bond                   A                     A                     A
Utilities                         B                     A                     A
  TOTAL FUND COMPLEX              E                     E                     A
                                                                    * elected to the Board
                                                                              on
                                                                      December 11, 2001
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 97 portfolios as of December 31, 2002) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2002, each director who is not an "interested person" received $70,500 from the fund complex.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 7, 2003, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

As of February 7, 2003, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:


                                               % OF OUTSTANDING
         FUND                                    SHARES OWNED
         ----                                  ----------------
         Balanced                                   17.93%
         Bond & Mortgage Securities                  0.33
         Capital Preservation                       22.06
         Government Securities                       0.56
         High Quality Intermediate-Term Bond        25.97
         High Quality Long-Term Bond                28.22
         High Quality Short-Term Bond                0.57
         International Emerging Markets             38.04
         International I                            13.22
         International II                            0.60
         International SmallCap                     33.55
         LargeCap Blend I                           99.99*
         LargeCap Growth                            28.93
         LargeCap S&P 500 Index                      1.76
         LargeCap Value                             28.80
         MidCap Blend                               20.47
         MidCap Growth                              10.43
         MidCap S&P 400 Index                       19.57
         MidCap Value                                0.55
         Money Market                                0.20
         Partners LargeCap Blend                     1.01
         Partners LargeCap Blend I                  21.53
         Partners LargeCap Growth                   99.42*
         Partners LargeCap Growth I                  0.42
         Partners LargeCap Growth II                26.27
         Partners LargeCap Value                     0.44
         Partners MidCap Blend                      22.90
         Partners MidCap Growth                     17.76
         Partners MidCap Value                       8.86
         Partners SmallCap Blend                    99.97*
         Partners SmallCap Growth I                  1.75
         Partners SmallCap Growth II                 0.29
         Partners SmallCap Value                     2.18
         Partners SmallCap Value I                  99.99*
         Preferred Securities                        0.18
         Principal LifeTime 2010                     0.23
         Principal LifeTime 2020                     0.17
         Principal LifeTime 2030                     0.18
         Principal LifeTime 2040                     0.49
         Principal LifeTime 2050                     1.26
         Principal Lifetime Strategic Income         0.54
         Real Estate                                 7.80
         SmallCap Blend                             18.09
         SmallCap Growth                            15.81
         SmallCap S&P 600 Index                      0.70
         SmallCap Value                             12.24

        *
         Effective date is December 30, 2002






As of February 7, 2003, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:


                                                                   PERCENTAGE
 NAME                                     ADDRESS                 OF OWNERSHIP
 ----                                     -------                 ------------
 BALANCED FUND - ADVISORS SELECT CLASS
 DFBO PRINCIPAL ADVANTAGE TRUST           711 HIGH STREET
                                                                      29.4%
 DELAWARE CHARTER GUARANTEE & TRUST       DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 BALANCED FUND - ADVISORS PREFERRED
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST FBO                               56.9
 PRINCIPAL ADVANTAGE TRUST                DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 BALANCED FUND - PREFERRED CLASS
                                          665 LOCUST ST

 NQ EXCESS PLAN OF DENKOR                 DES MOINES, IA                 5.8
                                          50309-3702
 BOND & MORTGAGE SECURITIES FUND -
 ADVISORS SELECT CLASS
 Trustar                                  P.O. BOX 8963
 FBO Finance America 401k elective Def                                     9.5
 P/S                                      WILMINGTON, DE 19899-8963
                                          P.O. Box 8963
 Trustar                                                                  14.9
 FBO Steere Enterprises Inc (401K)        Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  10.9
 FBO X-Ray Industries Inc TDS Plan        Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO NYSARC Inc Sullivan County Chapter                                   22.9
 401(k) Plan                              Wilmington, DE 19899
 TRUSTAR                                  P.O. BOX 8963                    5.5
 FBO ST PAUL COMPUTER CENTER 401K         WILMINGTON, DE 19899-8963
 Trustar                                  P.O. Box 8963
 FBO Higgins Development Partners LLC                                     10.3
 401 ( k ) Savings and Profit             Wilmington, DE 19899
 BOND & MORTGAGE SECURITIES FUND -
 SELECT CLASS
 JP Morgan Chase
 FBO American Immigration Lawyers         4 New York Plaza, 2nd
 Association 401(k)                       Floor                           83.9
 Profit Sharing Plan & Trust              New York, NY 10004

 BOND & MORTGAGE SECURITIES FUND -
 ADVISORS PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST       711 HIGH STREET                  7.7
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO First United Service Credit Union    Floor                           10.5
 401(a) P/S Plan                          New York, NY 10004
 Trustar                                   P.O. Box 8963
 FBO Rhode Island Distributing Company                                    10.5
 401(k) Profit Sharing Plan               Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                   9.5
 FBO Imperial Home Decor Group 401k       Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  10.5
 FBO SVH Group 401k Profit Sharing Plan   Wilmington, DE 19899
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor
 FBO Association for Supervision and      New York, NY 10004               6.6
 Curriculum Development 403b Plan
 Trustar                                  P.O. Box 8963
 FBO Bard Manufacturing Co Savings and                                    31.4
 Profit Sharing Plan                      Wilmington, DE 19899
 BOND & MORTGAGE SECURITIES FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Howard Community Hospital (Money                                      6.0
 Purchase Plan)                           Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square                 6.0
 FBO Hartz Mountain Group 401K plan       Rochester, NY 14643
 Alvarez and Marsal Inc (401K)            599 Lexington Ave, Suite
 FBO Alvarez & Marsal Inc 401(k) Profit   2700                            10.5
 Sharing Plan                             New York, NY 10022
                                          P.O. Box 8963
 Trustar                                                                   5.2
 FBO South Hills Orthopaedic Assoc 401k   Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO The Washington Trust Company                                          7.3
 401(k) Plan                              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration Fleet                                     11.7
 Employee Retirement Plan                 Wilmington, DE 19899
 BOND & MORTGAGE SECURITIES FUND -
 INSTITUTIONAL CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       22.4
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2020 FUND                                                       31.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                        8.3
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME STRATEGIC INCOME FUND                                           12.7
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       22.4
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 GOVERNMENT SECURITIES - ADVISORS
 SELECT CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       20.5
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. BOX 8963                    5.4
 FBO Centcom LTD 401(k) Plan              WILMINGTON, DE 19899-8963
 Trustar                                  P.O. Box 8963
 FBO Cini-Little International Inc                                        29.2
 (401k) Plan                              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Quaker Windows Products 401k                                          9.2
 Profit Sharing Plan & Trust              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Rapid Packaging CorP.O.ration 401k                                    5.1
 Profit Sharing Plan                      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                    6.0
 FBO Famous Industries Inc 401k Plan      Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO National Automated Clearing House    Floor                            5.3
 Association 401(k) Plan                  New York, NY 10004
 GOVERNMENT SECURITIES FUND - SELECT
 CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Money     Floor                           20.0
 Purhase Plan                             New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Tax       Floor                           43.0
 Deferred Annuity Plan                    New York, NY 10004
 GOVERNMENT SECURITIES FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO CableTelevision Advertising Bureau   Floor                            6.3
 Inc Employee 401(k)                      New York, NY 10004
 Retirement Plan
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                           19.6
 FBO American Urological Association      New York, NY 10004
 Education and Research Inc 401(a)
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO American Urological Association      Floor                            7.4
 Education and Research Inc               New York, NY 10004
 403( b)
 Trustar                                  P.O. Box 8963
 FBO Great Lakes Reit Savings &                                           26.6
 Retirement Plan-401k                     Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Credit Union of Texas Eligible                                       14.8
 Deferred Compensation Plan               Wilmington, DE 19899
 GOVERNMENT SECURITIES FUND - PREFERRED
 CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                   6.3
 FBO Med Health System Inc 403 b Plan     Rochester, NY 14643
                                          One Chase Square
 Chase Manhattan Bank NA                                                   7.2
 FBO Hogares Inc 403(b) Plan              Rochester, NY 14643
 Chase Manhattan Bank NA
 FBO Life Care Retirement Communities     One Chase Square                13.9
 Inc Internal Revenue Code                Rochester, NY 14643
 403 (B) TDA Plan
                                           P.O. Box 8963
 Trustar                                                                  15.4
 FBO South Hills Orthopaedic Assoc 401k   Wilmington, DE 19899
 PARTNER RE RESTURANION - SALARY D        665 LOCUST ST                   20.7
                                          DES MOINES, IA 50309-3702
 GOVERNMENT SECURITIES FUND -
 INSTITUTIONAL CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       28.7
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 LIFETIME 2020 FUND                       711 HIGH STREET
 ATTN CHRIS KOTTLOWSKI N-003-E20                                          41.4
                                          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       29.7
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 HIGH QUALITY INTERMEDIATE-TERM BOND
 FUND - ADVISORS SELECT CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       11.1
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 HIGH QUALITY INTERMEDIATE-TERM BOND
 FUND - ADVISORS PREFERRED CLASS
 Trustar                                  P.O. BOX 8963                   21.5
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 HIGH QUALITY INTERMEDIATE-TERM BOND
 FUND - PREFERRED CLASS
 CHASE MANHATTAN BANK NA                  1 CHASE SQ                      62.2
 FBO CHIEF INDUSTRIES THRIFT PLAN         ROCHESTER, NY 14643-0001
 Chase Manhattan Bank NA                  One Chase Square
 FBO Cancer Therapy & Research                                            13.6
 Foundation Money Purchase                Rochester, NY 14643
 HIGH QUALITY LONG-TERM BOND FUND -
 ADVISORS SELECT CLASS
                                          P.O. Box 8963
 Trustar                                                                  45.3
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 HIGH QUALITY LONG-TERM BOND FUND -
 PREFERRED CLASS
 Indiana Trust & Investment Manage        3930 Edison Lakes
 FBO Muncie Aviation Profit Sharing &     Parkway, Suite 25               16.3
 Savings Plan                             Mishawaka, IN 46546
 Indiana Trust & Investment Manage        3930 Edison Lakes
 FBO Indiana Trust and Investment         Parkway, Suite 25                5.3
 Management Trust Company 401(k)          Mishawaka, IN 46546
 Profit Sharing Plan
 Indiana Trust & Investment Manage        3930 Edison Lakes
 FBO Speedgrip Chuck Inc Profit Sharing   Parkway, Suite 25               20.6
 Plan & Trust                             Mishawaka, IN 46546
 Indiana Trust & Investment Manage        3930 Edison Lakes
 FBO Laidig Inc Employees Retirement      Parkway, Suite 25                7.8
 Plan                                     Mishawaka, IN 46546
 Indiana Trust & Investment Manage        3930 Edison Lakes
 FBO Midland Engineering Co Inc           Parkway, Suite 25                7.8
 Employees Profit Sharing Plan & Trust    Mishawaka, IN 46546
 HIGH QUALITY SHORT-TERM BOND FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                  P.O. BOX 8963                   97.6
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 HIGH QUALITY SHORT-TERM BOND FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  94.9
 FBO The Wesleyan Church Pension Plan     Rochester, NY 14643
 HIGH QUALITY SHORT-TERM BOND FUND -
 INSTITUTIONAL CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       59.4
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME STRATEGIC INCOME FUND                                           40.4
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 INTERNATIONAL EMERGING MARKETS FUND -
 ADVISORS PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST       711 HIGH STREET                 29.2
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 INTERNATIONAL EMERGING MARKETS FUND -
 INSTITUTIONAL CLASS
                                          711 HIGH STREET
 LIFETIME 2020 FUND                                                       40.6
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                       13.4
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2050 FUND                                                        7.4
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       38.1
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 INTERNATIONAL FUND I - ADVISORS SELECT
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       27.3
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
                                          P.O. Box 8963
 Trustar                                                                   7.0
 FBO Ottenbergs Bakers Inc 401(k)         Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  14.4
 FBO X-Ray Industries Inc TDS Plan        Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  18.4
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 INTERNATIONAL FUND I - ADVISORS
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST       711 HIGH STREET
 FBO PRINCIPAL ADVANTAGE TRUST                                            50.1
                                          DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
                                          P.O. Box 8963
 Trustar                                                                  20.6
 FBO SVH Group 401k Profit Sharing Plan   Wilmington, DE 19899
 INTERNATIONAL FUND I - PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Bank Administration Institute 401K                                    5.6
 Plan                                     Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square
 FBO Cancer Therapy & Research                                            14.6
 Foundation Money Purchase                Rochester, NY 14643
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Capital District Physicians Health   Floor                           18.9
 Plan Inc 401(k)                          New York, NY 10004
 Profit Sharing Plan & Trust
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration Fleet                                     23.6
 Employee Retirement Plan                 Wilmington, DE 19899
 INTERNATIONAL FUND I - INSTITUTIONAL
 CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       17.2
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 LIFETIME 2020 FUND                       711 HIGH STREET                 22.7
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                        9.3
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME STRATEGIC INCOME FUND                                            5.6
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       26.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 P.O.ST RETIREMENT MEDICAL                PRINCIPAL FINANCIAL GROUP        9.7
 BENEFITS HO & FLD 5072                   DES MOINES, IA 50392-0480
 ATTN CRYSTAL MORRIS S-003-S60
 INTERNATIONAL FUND II - ADVISORS
 SELECT CLASS
 TRUSTAR                                  P.O. BOX 8963                    6.7
 FBO NATIONAL AUTOMATED CLEARING HOUSE    WILMINGTON, DE 19899-8963
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO National Automated Clearing House    Floor                           15.3
 Association 401(k) Plan                  New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Finance America 401k elective Def                                    35.1
 P/S                                      Wilmington, DE 19899
 INTERNATIONAL FUND II - SELECT CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Tax       Floor                           21.4
 Deferred Annuity Plan                    New York, NY 10004
 INTERNATIONAL FUND II - ADVISORS
 PREFERRED CLASS
 Trustar                                  P.O. BOX 8963                   66.8
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Center for Effective Public          Floor                            8.3
 P.O.licy Inc 401(k) Savings Plan         New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO West-Air Comm Federal Credit Union   Floor                            5.0
 Profit Sharing Plan                      New York, NY 10004
 INTERNATIONAL FUND II - PREFERRED
 CLASS
 JP MORGAN CHASE TRUSTEE                  4 NEW YORK PLZ FL 2             10.0
 FBO KENTUCKY BANKERS ASSOCIATION 401A    NEW YORK, NY 10004-2413
 TRUSTAR TRUSTEE                          P.O. BOX 8963                    9.8
 FBO SHEET METAL WORKERS SILGAN PROD      WILMINGTON, DE 19899-8963
 Trustar                                  P.O. Box 8963
 FBO Computer Applications Specialists                                    31.8
 Inc 401(k)                               Wilmington, DE 19899
                                          665 LOCUST ST                   14.7
 PARTNER RE RESTURANION - SALARY D        DES MOINES, IA 50309-3702
 INTERNATIONAL FUND II - INSTITUTIONAL
 CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                  100.0
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 INTERNATIONAL SMALLCAP FUND - ADVISORS
 SELECT CLASS
 Trustar                                  P.O. Box 8963
 FBO Quaker Windows Products 401k                                         10.1
 Profit Sharing Plan & Trust              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Robbins Motor TransP.O.rtation Inc                                    5.7
 401k plan                                Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Acme Corrugated Box Co Inc Profit                                    17.6
 Sharing (401k)                           Wilmington, DE 19899
 INTERNATIONAL SMALLCAP FUND - ADVISORS
 PREFERRED CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       20.9
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. Box 8963
 FBO Rhode Island Distributing Company                                    25.6
 401(k) Profit Sharing Plan               Wilmington, DE 19899
 INTERNATIONAL SMALLCAP FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Howard Community Hospital (Money                                     33.0
 Purchase Plan)                           Rochester, NY 14643
 INTERNATIONAL SMALLCAP FUND -
 INSTITUTIONAL CLASS
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                       63.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2050 FUND                                                       35.3
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 LARGECAP GROWTH FUND - ADVISORS SELECT
 CLASS
                                          P.O. Box 8963
 Trustar                                                                   6.9
 FBO Steere Enterprises Inc (401K)        Wilmington, DE 19899
 LARGECAP GROWTH FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Professional Counseling Services     Floor                            5.7
 403b Plan                                New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Target Specialty Products 401k       Floor                            7.5
 profit sharing plan                      New York, NY 10004
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                           31.5
 FBO Western Exterminator Co 401(k)       New York, NY 10004
 LARGECAP GROWTH FUND - PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO MacNeil/Lehrer Productions Savings                                   54.4
 and 401(k) Plan                          Rochester, NY 14643
 LARGECAP GROWTH FUND - INSTITUTIONAL
 CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       12.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 LIFETIME 2020 FUND                       711 HIGH STREET                 19.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                        8.1
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       20.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 P.O.ST RETIREMENT MEDICAL                PRINCIPAL FINANCIAL GROUP       20.5
 BENEFITS HO & FLD 5072                   DES MOINES, IA 50392-0480
 ATTN CRYSTAL MORRIS S-003-S60
 LARGECAP S&P 500 INDEX FUND - ADVISORS
 SELECT CLASS
 Trustar
 FBO Capitol Sprinkler Contracting Inc    P.O. Box 8963                    8.3
 401k plan                                Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO National Automated Clearing House    Floor                            7.6
 Association 401(k) Plan                  New York, NY 10004
                                          P.O. Box 8963
 Trustar                                                                  15.6
 FBO X-Ray Industries Inc TDS Plan        Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Patterson Schwartz & Assoc Inc                                       12.0
 401(k)                                   Wilmington, DE 19899
 LARGECAP S&P 500 INDEX FUND - SELECT
 CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO From the Heart Church Ministries                                      9.9
 (403b Plan)                              Rochester, NY 14643
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Money     Floor                           20.9
 Purhase Plan                             New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO American Immigration Lawyers         Floor                            7.5
 Association 401(k)                       New York, NY 10004
 Profit Sharing Plan & Trust
 LARGECAP S&P 500 INDEX FUND - ADVISORS
 PREFERRED CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       25.4
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Walker Methodist 401a Retirement     Floor                           12.3
 Savings Plan                             New York, NY 10004
 Trustar                                   P.O. Box 8963                  14.8
 FBO Bioproducts Inc 401k Plan            Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Virginia Education Association       Floor                            8.5
 401(k) Retirement Plan                   New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Great Lakes Reit Savings &                                            5.0
 Retirement Plan-401k                     Wilmington, DE 19899
 LARGECAP S&P 500 INDEX FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                   5.2
 FBO The Wesleyan Church Pension Plan     Rochester, NY 14643
 CHASE MANHATTAN BANK NA                  1 CHASE SQ                       5.3
 FBO CHIEF INDUSTRIES THRIFT PLAN         ROCHESTER, NY 14643-0001
                                          P.O. Box 8963
 Trustar                                                                   5.8
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 LARGECAP VALUE FUND - ADVISORS SELECT
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       49.1
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 LARGECAP VALUE FUND - ADVISORS
 PREFERRED CLASS
                                          P.O. Box 8963
 Trustar                                                                  19.9
 FBO Imperial Home Decor Group 401k       Wilmington, DE 19899
 LARGECAP VALUE FUND - PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO MacNeil/Lehrer Productions Savings                                   39.7
 and 401(k) Plan                          Rochester, NY 14643
 Trustar                                  P.O. Box 8963
 FBO Computer Applications Specialists                                    26.1
 Inc 401(k)                               Wilmington, DE 19899
 LARGECAP VALUE FUND - INSTITUTIONAL
 CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       12.7
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2020 FUND                                                       21.0
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                        9.3
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 LIFETIME 2030 FUND                       711 HIGH STREET
 ATTN CHRIS KOTTLOWSKI N-003-E20                                          21.8
                                          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 P.O.ST RETIREMENT MEDICAL                PRINCIPAL FINANCIAL GROUP       17.6
 BENEFITS HO & FLD 5072                   DES MOINES, IA 50392-0480
 ATTN CRYSTAL MORRIS S-003-S60
 MIDCAP BLEND FUND - ADVISORS PREFERRED
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       35.3
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. Box 8963
 FBO Yaggy Colby & Associate Inc 401(k)                                   11.1
 Profit Sharing Plan                      Wilmington, DE 19899
 MIDCAP BLEND FUND - PREFERRED CLASS
                                          665 LOCUST ST                    7.0
 II-VI INC DEFFERRED COMPENSATIONS PLAN   DES MOINES, IA 50309-3702
                                           691 N SQUIRREL RD STE
                                          100
                                          AUBURN HILLS, MI                 8.3
 MEEMIC DEFERRED COMPENSATION PLAN        48326-2848
 MIDCAP GROWTH FUND - ADVISORS SELECT
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       14.8
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
                                          P.O. Box 8963
 Trustar                                                                   8.3
 FBO X-Ray Industries Inc TDS Plan        Wilmington, DE 19899
 MIDCAP S&P 400 INDEX FUND - ADVISORS
 SELECT CLASS
                                          P.O. BOX 8963
 TRUSTAR TRUSTEE                                                           9.0
 FBO CHERNER AUTOMOTIVE GROUP INC         WILMINGTON, DE 19899-8963
 ATTN ROSALIE BREDBENNER
 Trustar                                  P.O. Box 8963
 FBO Capitol Sprinkler Contracting Inc                                    13.4
 401k plan                                Wilmington, DE 19899
 MIDCAP S&P 400 INDEX FUND - SELECT
 CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Money     Floor                            9.3
 Purhase Plan                             New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Tax       Floor                           14.1
 Deferred Annuity Plan                    New York, NY 10004
 MIDCAP S&P 400 INDEX FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Walker Methodist 401a Retirement     Floor                           16.1
 Savings Plan                             New York, NY 10004
                                          P.O. Box 8963
 Trustar                                                                   6.6
 FBO Imperial Home Decor Group 401k       Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Greater MinneaP.O.lis Convention &   Floor                            5.3
 Visitors Association 401k                New York, NY 10004
 Plan and Trust
 MIDCAP S&P 400 INDEX FUND - PREFERRED
 CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  34.7
 FBO The Wesleyan Church Pension Plan     Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square
 FBO Howard Community Hospital (Money                                      7.0
 Purchase Plan)                           Rochester, NY 14643
                                          P.O. Box 8963
 Trustar                                                                  10.1
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO The Washington Trust Company                                         11.8
 401(k) Plan                              Wilmington, DE 19899
 MIDCAP VALUE FUND - SELECT CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Money     Floor                           74.4
 Purhase Plan                             New York, NY 10004
 MIDCAP VALUE FUND - ADVISORS PREFERRED
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       98.3
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 MIDCAP VALUE FUND - PREFERRED CLASS
 PARTNER RE RESTURANION - SALARY D        665 LOCUST ST                   69.1
                                          DES MOINES, IA 50309-3702
 MONEY MARKET FUND - ADVISORS SELECT
 CLASS
 Trustar                                  P.O. Box 8963
 FBO John W Kennedy Co Inc Profit                                         32.8
 Sharing Plan                             Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  58.1
 FBO Souther Lumber Company 401(k)        Wilmington, DE 19899
 MONEY MARKET FUND - ADVISORS PREFERRED
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       28.4
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. BOX 8963
 FBO Anthony Timberlands Inc 401 ( k )                                    53.5
 Plan and Trust                           WILMINGTON, DE 19899-8963
 Trustar                                  P.O. Box 8963
 FBO Percussion Software 401 (k)                                          14.9
 Savings Plan                             Wilmington, DE 19899
 MONEY MARKET FUND - PREFERRED CLASS
                                          P.O. BOX 8963
 TRUSTAR TRUSTEE                                                          52.4
 FBO SHEET METAL WORKERS SILGAN PROD      WILMINGTON, DE 19899-8963
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO G E C Alsthom 401K Profit Sharing    Floor                            6.6
 Plan                                     New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Technoserve Inc Money Purchase       Floor                           13.7
 Plan                                     New York, NY 10004
 MONEY MARKET FUND - INSTITUTIONAL
 CLASS
                                          711 HIGH STREET
 LIFETIME STRATEGIC INCOME FUND                                           99.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 PARTNERS LARGECAP BLEND FUND -
 ADVISORS SELECT CLASS
                                          P.O. BOX 8963
 TRUSTAR TRUSTEE                                                           7.8
 FBO CHERNER AUTOMOTIVE GROUP INC         WILMINGTON, DE 19899-8963
 ATTN ROSALIE BREDBENNER
                                          P.O. Box 8963
 Trustar                                                                   5.8
 FBO Steere Enterprises Inc (401K)        Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                    8.1
 FBO Rainbow Apparel 401(k)               Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  22.7
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO NYSARC Inc Sullivan County Chapter                                   20.7
 401(k) Plan                              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                    5.2
 FBO Happy Kids Ltd 401k Plan             Wilmington, DE 19899
 PARTNERS LARGECAP BLEND FUND -
 ADVISORS PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO American Hotel and Lodging           Floor                           13.3
 Association 401k Plan                    New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Virginia Education Association       Floor                           34.2
 401(k) Retirement Plan                   New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Bard Manufacturing Co Savings and                                    21.0
 Profit Sharing Plan                      Wilmington, DE 19899
 PARTNERS LARGECAP BLEND FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Ohio Education Association 401(k)                                     8.9
 Plan                                     Rochester, NY 14643
 Alvarez and Marsal Inc (401K)            599 Lexington Ave, Suite
 FBO Alvarez & Marsal Inc 401(k) Profit   2700                            24.2
 Sharing Plan                             New York, NY 10022
                                          P.O. Box 8963
 Trustar                                                                   6.7
 FBO South Hills Orthopaedic Assoc 401k   Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Public Housing Agency of the City    Floor                           19.3
 of St Paul 401(a)MPP Plan                New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Skaggs Community Health Center       Floor                            7.1
 403(b) Plan                              New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Capital District Physicians Health   Floor                           12.6
 Plan Inc 401(k)                          New York, NY 10004
 Profit Sharing Plan & Trust
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration Fleet                                     17.5
 Employee Retirement Plan                 Wilmington, DE 19899
 PARTNERS LARGECAP BLEND FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                  100.0
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS LARGECAP BLEND FUND I -
 ADVISORS PREFERRED CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       40.9
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 PARTNERS LARGECAP BLEND FUND I -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  28.5
 FBO Applewood Centers Inc Tax            Rochester, NY 14643
 Deferred Annuity Plan
 Chase Manhattan Bank NA                  One Chase Square
 FBO Applewod Centers Inc Defined                                         17.6
 Contribution Pension Plan                Rochester, NY 14643
 PARTNERS LARGECAP GROWTH FUND - CLASS
 J
 PRINCIPAL LIFE INSURANCE COMPANY CUST    5008 TRAPPERS RD NW             10.1
 IRA OF KENNETH HORNE                     WILSON, NC 27896-8729
 PARTNERS LARGECAP GROWTH FUND I -
 ADVISORS SELECT CLASS
                                          P.O. BOX 8963
 TRUSTAR TRUSTEE                                                           5.8
 FBO CHERNER AUTOMOTIVE GROUP INC         WILMINGTON, DE 19899-8963
 ATTN ROSALIE BREDBENNER
                                          P.O. Box 8963
 Trustar                                                                   9.2
 FBO X-Ray Industries Inc TDS Plan        Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  13.6
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Acme Corrugated Box Co Inc Profit                                    14.0
 Sharing (401k)                           Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                   7.2
 FBO Happy Kids Ltd 401k Plan             Wilmington, DE 19899
 PARTNERS LARGECAP GROWTH FUND I -
 SELECT CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Tax       Floor                           16.7
 Deferred Annuity Plan                    New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO American Immigration Lawyers         Floor                           15.9
 Association 401(k) Profit Sharing        New York, NY 10004
 Plan & Trust
 PARTNERS LARGECAP GROWTH FUND I -
 ADVISORS PREFERRED CLASS
                                          P.O. BOX 8963
 Trustar                                  WILMINGTON, DE 19899-8963       21.0
 FBO  HERSHEY CREAMERY COMPANY 401A
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                           17.5
 FBO Western Exterminator Co 401(k)       New York, NY 10004
 Trustar                                  P.O. BOX 8963
 FBO Rhode Island Distributing Company                                    12.1
 401(k) Profit Sharing Plan               WILMINGTON, DE 19899-8963
                                          P.O. Box 8963
 Trustar                                                                   7.4
 FBO SVH Group 401k Profit Sharing Plan   Wilmington, DE 19899
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                            5.5
 FBO Association for Supervision and      New York, NY 10004
 Curriculum Development 403b Plan
 PARTNERS LARGECAP GROWTH FUND I -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                   6.4
 FBO Med Health System Inc 403 b Plan     Rochester, NY 14643
                                          One Chase Square
 Chase Manhattan Bank NA                                                  13.4
 FBO Hartz Mountain Group 401K plan       Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square
 FBO Bank Administration Institute 401K                                    9.1
 Plan                                     Rochester, NY 14643
                                          P.O. Box 8963
 Trustar                                                                   9.2
 FBO National Geographic 401(k) Plan      Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                   5.2
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Skaggs Community Health Center       Floor                            9.6
 403(b) Plan                              New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO The Washington Trust Company                                         10.5
 401(k) Plan                              Wilmington, DE 19899
 PARTNERS LARGECAP GROWTH FUND I -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   95.3
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS LARGECAP GROWTH FUND II -
 PREFERRED CLASS
 JP MORGAN CHASE TRUSTEE                  4 NEW YORK PLZ FL 2             95.3
 FBO KENTUCKY BANKERS ASSOCIATION 401A    NEW YORK, NY 10004-2413
 PARTNERS LARGECAP GROWTH FUND II -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   85.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS LARGECAP VALUE FUND -
 ADVISORS SELECT CLASS
 JP MORGAN CHASE TRUSTEE                  4 NEW YORK PLZ FL 2             12.0
 FBO PACKAGING SERVICES OF MARYLAND INC   NEW YORK, NY 10004-2413
                                          P.O. Box 8963
 Trustar                                                                   7.8
 FBO Steere Enterprises Inc (401K)        Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Quaker Windows Products 401k                                          7.3
 Profit Sharing Plan & Trust              Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  10.3
 FBO Ottenbergs Bakers Inc 401(k)         Wilmington, DE 19899
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                            6.8
 FBO PSI Group Inc 401(k) Plan            New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Bodon Industries Inc 401k Profit                                      9.1
 Sharing Plan                             Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Acme Corrugated Box Co Inc Profit                                     7.6
 Sharing (401k)                           Wilmington, DE 19899
 PARTNERS LARGECAP VALUE FUND - SELECT
 CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Tax       Floor                           17.5
 Deferred Annuity Plan                    New York, NY 10004
 PARTNERS LARGECAP VALUE FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                  P.O. BOX 8963
 FBO Bard Manufacturing Co Savings and                                     9.2
 Profit Sharing Plan                      WILMINGTON, DE 19899-8963
 Trustar                                  P.O. BOX 8963
 FBO Harrington Industrial Plastics Inc                                    7.5
 401(k)                                   WILMINGTON, DE 19899-8963
 Trustar                                  P.O. BOX 8963                   18.4
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Virginia Education Association       Floor                           18.1
 401(k) Retirement Plan                   New York, NY 10004
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                           13.0
 FBO Western Exterminator Co 401 (k)      New York, NY 10004
 PARTNERS LARGECAP VALUE FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  11.0
 FBO Med Health System Inc 403 b Plan     Rochester, NY 14643
                                          One Chase Square
 Chase Manhattan Bank NA                                                   6.2
 FBO Hartz Mountain Group 401K plan       Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square
 FBO Bank Administration Institute 401K                                    7.7
 Plan                                     Rochester, NY 14643
                                          P.O. Box 8963
 Trustar                                                                  10.7
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Skaggs Community Health Center       Floor                           12.9
 403(b) Plan                              New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO The Washington Trust Company                                         11.8
 401(k) Plan                              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                      7.1
 Profit Sharing Plan                      Wilmington, DE 19899
 PARTNERS LARGECAP VALUE FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   95.6
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS MIDCAP BLEND FUND - ADVISORS
 SELECT CLASS
 Trustar                                  P.O. Box 8963
 FBO Staley Elevator Company 401k                                         11.4
 profit sharing plan                      Wilmington, DE 19899
 PARTNERS MIDCAP BLEND FUND - PREFERRED
 CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Northeastern Mental Health Center                                    12.2
 Retirement Plan                          Rochester, NY 14643
 PARTNERS MIDCAP BLEND FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   93.8
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS MIDCAP GROWTH FUND - ADVISORS
 SELECT CLASS
 Trustar                                  P.O. Box 8963
 FBO Precision Color Inc 401k Profit                                      55.1
 Sharing Plan & Trust                     Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                   15.1
 FBO Rainbow Apparel 401(k)               Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Acme Corrugated Box Co Inc Profit                                     5.2
 Sharing (401k)                           Wilmington, DE 19899
 PARTNERS MIDCAP GROWTH FUND - ADVISORS
 PREFERRED CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       11.3
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. BOX 8963                   42.7
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Center for Effective Public          Floor                            5.1
 P.O.licy Inc 401(k) Savings Plan         New York, NY 10004
                                          P.O. Box 8963
 Trustar                                                                   9.9
 FBO SVH Group 401k Profit Sharing Plan   Wilmington, DE 19899
                                          One Chase Square
 Chase Manhattan Bank NA                                                   5.1
 FBO Hartz Mountain Group 401K plan       Rochester, NY 14643
 PARTNERS MIDCAP GROWTH FUND -
 PREFERRED CLASS
 TRUSTAR                                  P.O. BOX 8963                   26.8
 FBO SYMPHONY FABRICS CORP (401K)         WILMINGTON, DE 19899-8963
 Chase Manhattan Bank NA                  One Chase Square
 FBO Lansing Regional Chamber of                                           5.6
 Commerce 401(k) Plan                     Rochester, NY 14643
                                          P.O. Box 8963
 Trustar                                                                   5.1
 FBO South Hills Orthopaedic Assoc 401k   Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Capital District Physicians Health   Floor                           31.4
 Plan Inc 401(k)                          New York, NY 10004
 Profit Sharing Plan & Trust
 PARTNERS MIDCAP VALUE FUND - ADVISORS
 SELECT CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                        9.2
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. Box 8963
 FBO Robbins Motor TransP.O.rtation Inc                                   11.3
 401k plan                                Wilmington, DE 19899
 PARTNERS MIDCAP VALUE FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                  P.O. BOX 8963                   26.3
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 Trustar                                  P.O. Box 8963
 FBO Bard Manufacturing Co Savings and                                    12.2
 Profit Sharing Plan                      Wilmington, DE 19899
 PARTNERS MIDCAP VALUE FUND - PREFERRED
 CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  13.0
 FBO Med Health System Inc 403 b Plan     Rochester, NY 14643
                                          One Chase Square
 Chase Manhattan Bank NA                                                   5.6
 FBO Hartz Mountain Group 401K plan       Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square
 FBO Lansing Regional Chamber of                                           6.7
 Commerce 401(k) Plan                     Rochester, NY 14643
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Capital District Physicians Health   Floor                           13.7
 Plan Inc 401(k)                          New York, NY 10004
 Profit Sharing Plan & Trust
 PARTNERS MIDCAP VALUE FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   97.8
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS SMALLCAP GROWTH FUND I -
 ADVISORS SELECT CLASS
 Trustar                                  P.O. Box 8963
 FBO Robbins Motor TransP.O.rtation Inc                                    8.0
 401k plan                                Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  22.2
 FBO Ottenbergs Bakers Inc 401(k)         Wilmington, DE 19899
 PARTNERS SMALLCAP GROWTH FUND I -
 ADVISORS PREFERRED CLASS
 Trustar                                  P.O. Box 8963
 FBO Atlantic CorP.O.ration of                                            30.5
 Wilmington Inc 401(k) PS Plan            Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  13.9
 FBO SVH Group 401k Profit Sharing Plan   Wilmington, DE 19899
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                            8.9
 FBO Western Exterminator Co 401 (k)      New York, NY 10004
 PARTNERS SMALLCAP GROWTH FUND I -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   93.2
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS SMALLCAP GROWTH FUND I -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  15.3
 FBO Adelphoi Village INc 401(k) PLan     Rochester, NY 14643
 Trustar                                  P.O. Box 8963
 FBO Computer Applications Specialists                                    31.3
 Inc 401(k)                               Wilmington, DE 19899
 PARTNERS SMALLCAP GROWTH FUND II -
 ADVISORS SELECT CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Parkview Community Hospital          Floor                           21.6
 Medical Center 401a Plan                 New York, NY 10004
                                          P.O. Box 8963
 Trustar                                                                  51.3
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                   14.2
 FBO Happy Kids Ltd 401k Plan             Wilmington, DE 19899
 PARTNERS SMALLCAP GROWTH FUND II -
 ADVISORS PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Center for Effective Public          Floor                            9.7
 P.O.licy Inc 401(k) Savings Plan         New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Rhode Island Distributing Company                                    66.9
 401(k) Profit Sharing Plan               Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO American Hotel and Lodging           Floor                           15.7
 Association 401k Plan                    New York, NY 10004
 PARTNERS SMALLCAP GROWTH FUND II -
 PREFERRED CLASS
 JP MORGAN CHASE TRUSTEE                  4 NEW YORK PLZ FL 2             13.3
 FBO KENTUCKY BANKERS ASSOCIATION 401A    NEW YORK, NY 10004-2413
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration 401k                                      21.0
 Plan                                     Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration Fleet                                     64.0
 Employee Retirement Plan                 Wilmington, DE 19899
 PARTNERS SMALLCAP GROWTH FUND II -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PARTNERS SMALLCAP VALUE FUND -
 ADVISORS SELECT CLASS
 JP MORGAN CHASE TRUSTEE                  4 NEW YORK PLZ FL 2             10.2
 FBO PACKAGING SERVICES OF MARYLAND INC   NEW YORK, NY 10004-2413
 Trustar                                  P.O. Box 8963
 FBO Cini-Little International Inc                                         6.9
 (401k) Plan                              Wilmington, DE 19899
                                          P.O.. Box 8963
 Trustar                                                                   7.9
 FBO Ottenbergs Bakers Inc 401(k)         Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Staley Elevator Company 401k                                          6.0
 profit sharing plan                      Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND -
 ADVISORS PREFERRED CLASS
                                          4 New York Plaza, 2nd
 JP Morgan Chase                          Floor                           12.3
 FBO Western Exterminator Co 401(k)       New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Bard Manufacturing Co Savings and                                    46.1
 Profit Sharing Plan                      Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND -
 PREFERRED CLASS
 CHASE MANHATTAN BANK NA                  1 CHASE SQ                      16.2
 FBO CHIEF INDUSTRIES THRIFT PLAN         ROCHESTER, NY 14643-0001
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Education Minnesota 401a             Floor                           11.5
 Retirement Plan                          New York, NY 10004
                                          P.O. Box 8963
 Trustar                                                                   5.1
 FBO South Hills Orthopaedic Assoc 401k   Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Public Housing Agency of the City    Floor                            8.5
 of St Paul 401(a)MPP Plan                New York, NY 10004
                                          P.O. Box 8963
 Trustar                                                                   9.8
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                      8.5
 Profit Sharing Plan                      Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                  100.0
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PREFERRED SECURITIES FUND -
 INSTITUTIONAL CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                        9.3
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 LIFETIME 2020 FUND                       711 HIGH STREET
                                                                           9.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                        7.0
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   66.7
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME 2010 FUND -
 ADVISORS SELECT CLASS
                                          P.O. Box 8963
 Trustar                                                                  80.9
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 PRINCIPAL LIFETIME 2010 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                  P.O. Box 8963
 FBO Asbestos Workers Local No 87                                         98.9
 Defined Contribution Pension Plan        Wilmington, DE 19899
 PRINCIPAL LIFETIME 2010 FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA
 FBO Golden Valley Memorial Hospital      One Chase Square                 6.2
 Profit Sharing Retirement                Rochester, NY 14643
 Plan 401(a)
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of        Floor                           11.1
 Texas Retirement Plus Plan               New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of TX     Floor                           12.5
 403b Retirement Plan                     New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Atchison Hospital Assoc Inc Profit   Floor                           14.7
 Sharing Plan and Trust                   New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                     31.6
 Profit Sharing Plan                      Wilmington, DE 19899
 PRINICPAL LIFETIME 2010 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME 2020 FUND -
 ADVISORS SELECT CLASS
                                          P.O. Box 8963
 Trustar                                                                   6.6
 FBO Artkute Office Supply Co (4 01A)     Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  91.6
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 PRINCIPAL LIFETIME 2020 FUND -
 ADVISORS PREFERRED CLASS
                                          P.O. Box 8963
 Trustar                                                                  94.3
 FBO Asbestos Workers Local No 87         Wilmington, DE 19899
 Defined Contribution Pension Plan
 PRINCIPAL LIFETIME 2020 FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                   6.8
 FBO Adelphoi Inc 403(b) Plan             Rochester, NY 14643
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of        Floor                            6.1
 Texas Retirement Plus Plan               New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of TX     Floor                           14.0
 403b Retirement Plan                     New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Atchison Hospital Assoc Inc Profit   Floor                           13.1
 Sharing Plan and Trust                   New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                     41.0
 Profit Sharing Plan                      Wilmington, DE 19899
 PRINCIPAL LIFETIME 2020 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME 2030 FUND -
 ADVISORS SELECT CLASS
 Trustar                                  P.O. Box 8963
 FBO Bodon Industries Inc 401k Profit                                     27.5
 Sharing Plan                             Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  26.6
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 TRUSTAR                                  P.O. BOX 8963                   41.2
 FBO ST PAUL COMPUTER CENTER 401K         WILMINGTON, DE 19899-8963
 PRINCIPAL LIFETIME 2030 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                  P.O. Box 8963
 FBO Asbestos Workers Local No 87                                         94.8
 Defined Contribution Pension Plan        Wilmington, DE 19899
 PRINCIPAL LIFETIME 2030 FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  22.9
 FBO Adelphoi Village INc 401(k) PLan     Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square                 7.4
 FBO Adelphoi Inc 403(b) Plan             Rochester, NY 14643
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of TX     Floor                            5.0
 403b Retirement Plan                     New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Atchison Hospital Assoc Inc Profit   Floor                            5.5
 Sharing Plan and Trust                   New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                     51.5
 Profit Sharing Plan                      Wilmington, DE 19899
 PRINCIPAL LIFETIME 2030 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME 2040 FUND -
 ADVISORS SELECT CLASS
                                          P.O. Box 8963
 Trustar                                                                  59.8
 FBO Artkute Office Supply Co (401A)      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                   17.2
 FBO Centcom LTD 401(k) Plan              Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                   7.9
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 PRINCIPAL LIFETIME 2040 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                  P.O. Box 8963
 FBO Asbestos Workers Local No 87                                         63.0
 Defined Contribution Pension Plan        Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Chestnut Health Systems Inc                                           8.0
 Employees Pension Plan and Trust         Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Percussion Software 401 (k)                                          10.1
 Savings Plan                             Wilmington, DE 19899
 PRINCIPAL LIFETIME 2040 FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                   8.8
 FBO Adelphoi Village INc 401(k) PLan     Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square                17.9
 FBO Adelphoi Inc 403(b) Plan             Rochester, NY 14643
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                     65.5
 Profit Sharing Plan                      Wilmington, DE 19899
 PRINCIPAL LIFETIME 2040 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME 2050 FUND -
 ADVISORS SELECT CLASS
                                          P.O. Box 8963
 Trustar                                                                  33.9
 FBO Artkute Office Supply Co (401A)      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                    8.9
 FBO Centcom LTD 401(k) Plan              Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                   7.5
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 PRINCIPAL LIFETIME 2050 FUND -
 ADVISORS PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO CableTelevision Advertising Bureau   Floor                           62.6
 Inc Employee                             New York, NY 10004
 401(k) Retirement Plan
 PRINCIPAL LIFETIME 2050 FUND -
 PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                   7.0
 FBO Adelphoi Inc 403(b) Plan             Rochester, NY 14643
 Trustar                                  P.O. Box 8963
 FBO Eriez Manufacturing Company 401k                                     85.0
 Profit Sharing Plan                      Wilmington, DE 19899
 PRINCIPAL LIFETIME 2050 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME 2050 FUND - CLASS J
                                          30 HEATHERHILL LN
 PRINCIPAL LIFE INSURANCE COMPANY CUST    WOODCLIFF LAKE, NJ               5.2
 CONDUIT IRA OF DAVID W DRYERMAN          07677-8118
 PRINCIPAL LIFE INSURANCE COMPANY CUST    7830 KING ARTHUR CT              8.7
 IRA OF DANIEL P STAHLHUT                 SPRING, TX 77379-7100
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - ADVISORS SELECT CLASS
 Trustar                                  P.O. BOX 8963                   24.3
 FBO Artkute Office Supply Co (4          WILMINGTON, DE 19899-8963
                                          P.O. Box 8963
 Trustar                                                                  28.7
 FBO Independent Publications Inc 401a    Wilmington, DE 19899
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - ADVISORS PREFERRED CLASS
 Trustar                                  P.O. Box 8963
 FBO Asbestos Workers Local No 87                                         98.3
 Defined Contribution Pension Plan        Wilmington, DE 19899
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - PREFERRED CLASS
 Chase Manhattan Bank NA
 FBO Golden Valley Memorial Hospital      One Chase Square                 5.1
 Profit Sharing Retirement                Rochester, NY 14643
 Plan 401(a)
 TRUSTAR TRUSTEE                          P.O. BOX 8963                    7.6
 FBO SHEET METAL WORKERS SILGAN PROD      WILMINGTON, DE 19899-8963
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of        Floor                            5.8
 Texas Retirement Plus Plan               New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Osteopathic Health Systems of TX     Floor                           26.1
 403b Retirement Plan                     New York, NY 10004
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Atchison Hospital Assoc Inc Profit   Floor                           12.6
 Sharing Plan and Trust                   New York, NY 10004
                                          665 LOCUST ST                   31.9
 PARTNER RE RESTURANION - SALARY D        DES MOINES, IA 50309-3702
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                   99.9
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - CLASS J
                                          14 KINGSTONE RD

 PRINCIPAL LIFE INSURANCE COMPANY CUST    AVONDALE ESTATES, GA             6.4
 IRA OF SARAH BERGIN                      30002-1461
                                          170 PRESTON AVE
 PRINCIPAL LIFE INSURANCE COMPANY CUST                                     7.2
 IRA OF CHARLES A ZAVORSKAS               WATERFORD, MI 48328-3652
                                          329 GRIMSBY RD
 PRINCIPAL LIFE INSURANCE COMPANY CUST                                    16.8
 CONDUIT IRA OF KENNETH JAMES HOHL        BUFFALO, NY 14223-1934
 PRINCIPAL LIFE INSURANCE COMPANY CUST    155 FARMDALE RD
                                                                           8.3
 IRA OF WILLIAM J BOYCE                   WATERTOWN, CT 06795-2395
                                          241 111TH LN NW

 PRINCIPAL LIFE INSURANCE COMPANY CUST    COON RAPIDS, MN                 11.4
 IRA OF VERNON D STRAND                   55448-3310
 REAL ESTATE FUND - ADVISORS SELECT
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       10.5
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. Box 8963
 FBO Quaker Windows Products 401k                                          5.5
 Profit Sharing Plan & Trust              Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO New Hampshire Public Defenders       Floor                            6.6
 Office 403b                              New York, NY 10004
 TRUSTAR                                  P.O. BOX 8963                    5.4
 FBO ST PAUL COMPUTER CENTER 401K         WILMINGTON, DE 19899-8963
 REAL ESTATE FUND - SELECT CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO From the Heart Church Ministries                                      5.4
 (403b Plan)                              Rochester, NY 14643
 REAL ESTATE FUND - ADVISORS PREFERRED
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       38.9
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. BOX 8963                   10.0
 FBO  HERSHEY CREAMERY COMPANY 401A       WILMINGTON, DE 19899-8963
 Trustar                                  P.O. Box 8963
 FBO Atlantic CorP.O.ration of                                             9.5
 Wilmington Inc 401(k) PS Plan            Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  12.3
 FBO Imperial Home Decor Group 401k       Wilmington, DE 19899
 REAL ESTATE FUND - PREFERRED CLASS
                                          One Chase Square
 Chase Manhattan Bank NA                                                  25.5
 FBO The Wesleyan Church Pension Plan     Rochester, NY 14643
                                          P.O. Box 8963
 Trustar                                                                  28.1
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration Fleet                                      8.1
 Employee Retirement Plan                 Wilmington, DE 19899
 REAL ESTATE FUND - INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO              P.O. BOX 9397                    8.0
 C/O PENSION TRADE DESK                   DES MOINES, IA 50306-9397
 SMALLCAP BLEND FUND - ADVISORS SELECT
 CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       26.9
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                  P.O. Box 8963
 FBO Higgins Development Partners LLC                                     66.8
 401 ( k ) Savings and Profit             Wilmington, DE 19899
 SMALLCAP BLEND FUND - ADVISORS
 PREFERRED CLASS
                                          711 HIGH STREET
 DELAWARE CHARTER GUARANTEE & TRUST                                       98.8
 FBO PRINCIPAL ADVANTAGE TRUST            DES MOINES, IA 50392
 ATTN: RIS NPIO TRADE DESK
 SMALLCAP BLEND FUND - PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Northeastern Mental Health Center                                    60.7
 Retirement Plan                          Rochester, NY 14643
 EXCESS PLAN OF BILTMORE COMPANY          1 N PACK SQ                     26.7
 ATTENTION: RICHARD                       ASHEVILLE, NC 28801-3462
 SMALLCAP BLEND FUND - INSTITUTIONAL
 CLASS
 P.O.ST RETIREMENT MEDICAL BENEFITS
 INDIVIDUAL FIELD 5073                    PRINCIPAL FINANCIAL GROUP       13.0
 ATTN CRYSTAL MORRIS S-003-S60            DES MOINES, IA 50392-0480
                                          THE PRINCIPAL FINANCIAL
 PML TRUST FOR WELFARE BENEFITS           GROUP                            6.8
 PLAN FOR RETIRED AGENTS MNGRS SPRVSRS    DES MOINES, IA 50392-0480
 HEALTH COVERAGE 5025
 ATTN CRYSTAL MORRIS S-003-S60
 P.O.ST RET LIFE FOR HO & FLD 5076        PRINCIPAL FINANCIAL GROUP        6.2
 ATTN CRYSTAL MORRIS S-003-S60            DES MOINES, IA 50392-0480
 P.O.ST RETIREMENT MEDICAL BENEFITS HO
 & FLD 5072                               PRINCIPAL FINANCIAL GROUP       65.1
 ATTN CRYSTAL MORRIS S-003-S60            DES MOINES, IA 50392-0480
 SMALLCAP GROWTH FUND - INSTITUTIONAL
 CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       17.1
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2020 FUND                                                       28.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                       12.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2050 FUND                                                        5.3
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME STRATEGIC INCOME FUND                                            5.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       30.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
 SMALLCAP S&P 600 INDEX FUND - ADVISORS
 SELECT CLASS
 TRUSTAR TRUSTEE                          P.O. BOX 8963
 FBO CHERNER AUTOMOTIVE GROUP INC                                          5.0
                                          WILMINGTON, DE 19899-8963
 ATTN ROSALIE BREDBENNER
 Trustar                                  P.O. BOX 8963                    9.5
 FBO Centcom LTD 401(k) Plan              WILMINGTON, DE 19899-8963
                                          P.O. Box 8963
 Trustar                                                                   7.8
 FBO Steere Enterprises Inc (401K)        Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Cini-Little International Inc                                        14.2
 (401k) Plan                              Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Capitol Sprinkler Contracting Inc                                    40.0
 401k plan                                Wilmington, DE 19899
 Trustar                                  P.O. Box 8963                   12.7
 FBO Happy Kids Ltd 401k Plan             Wilmington, DE 19899
 SMALLCAP S&P 600 INDEX FUND - SELECT
 CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO From the Heart Church Ministries                                     48.9
 (403b Plan)                              Rochester, NY 14643
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Avery Health Care Services Money     Floor                           37.1
 Purhase Plan                             New York, NY 10004
 SMALLCAP S&P 600 INDEX FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                  P.O. Box 8963
 FBO Yaggy Colby & Associate Inc 401(k)                                   15.7
 Profit Sharing Plan                      Wilmington, DE 19899
                                          P.O. Box 8963
 Trustar                                                                  12.2
 FBO Imperial Home Decor Group 401k       Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Greater MinneaP.O.lis Convention &   Floor                            9.0
 Visitors Association 401k                New York, NY 10004
 Plan and Trust
 Trustar                                  P.O. Box 8963                   35.2
 FBO Bioproducts Inc 401k Plan            Wilmington, DE 19899
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Professional Counseling Services     Floor                           12.5
 403b Plan                                New York, NY 10004
 SMALLCAP S&P 600 INDEX FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                  One Chase Square
 FBO Howard Community Hospital (Money                                      9.8
 Purchase Plan)                           Rochester, NY 14643
 Chase Manhattan Bank NA                  One Chase Square
 FBO MacNeil/Lehrer Productions Savings                                    7.6
 and 401(k) Plan                          Rochester, NY 14643
 CHASE MANHATTAN BANK NA                  1 CHASE SQ                      21.1
 FBO CHIEF INDUSTRIES THRIFT PLAN         ROCHESTER, NY 14643-0001
 Chase Manhattan Bank NA                  One Chase Square
 FBO Cancer Therapy & Research                                             6.0
 Foundation Money Purchase                Rochester, NY 14643
                                          P.O. Box 8963
 Trustar                                                                  11.4
 FBO National Geographic 403(b) Plan      Wilmington, DE 19899
 Trustar                                  P.O. Box 8963
 FBO Moran Towing CorP.O.ration Fleet                                      5.8
 Employee Retirement Plan                 Wilmington, DE 19899
 SMALLCAP VALUE FUND - ADVISORS SELECT
 CLASS
                                          P.O. Box 8963
 Trustar                                                                  35.5
 FBO X-Ray Industries Inc TDS Plan        Wilmington, DE 19899
 SMALLCAP VALUE FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                          4 New York Plaza, 2nd
 FBO Walker Methodist 401a Retirement     Floor                           16.7
 Savings Plan                             New York, NY 10004
 Trustar                                  P.O. Box 8963
 FBO Yaggy Colby & Associate Inc 401(k)                                    7.7
 Profit Sharing Plan                      Wilmington, DE 19899
 SMALLCAP VALUE FUND - PREFERRED CLASS
 JP MORGAN CHASE TRUSTEE                  4 NEW YORK PLZ FL 2              8.6
 FBO KENTUCKY BANKERS ASSOCIATION 401A    NEW YORK, NY 10004-2413
 NQ EXCESS PLAN OF DENKOR                 665 LOCUST ST                   10.2
                                          DES MOINES, IA 50309-3702
 PARTNER RE RESTURANION - SALARY D        665 LOCUST ST                    6.6
                                          DES MOINES, IA 50309-3702
 SMALLCAP VALUE FUND - INSTITUTIONAL
 CLASS
                                          711 HIGH STREET
 LIFETIME 2010 FUND                                                       16.9
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2020 FUND                                                       27.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2040 FUND                                                       12.8
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2050 FUND                                                        5.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME STRATEGIC INCOME FUND                                            5.5
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING
                                          711 HIGH STREET
 LIFETIME 2030 FUND                                                       31.2
 ATTN CHRIS KOTTLOWSKI N-003-E20          DES MOINES, IA 50392-0200
 MUTUAL FUND ACCOUNTING



INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.


Funds:   Partners LargeCap Growth II

Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2002, American Century managed over $72.1 billion in assets.


Funds:   Partners SmallCap Value

Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2002, Ark Asset managed $8.1 billion in assets.


Funds:   Partners SmallCap Blend

Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.


Funds:   Partners LargeCap Blend

Sub-Advisor: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

Funds:   Partners LargeCap Blend I
Sub-Advisor: The Investment Management Division ("IMD") of Goldman Sachs, which includes GSAM as a business unit, had $329.6 billion in total assets under management as of December 31, 2002 (excludes seed capital and assets under supervision). GSAM reported $309.2 billion in total assets under management and/or distribution as of December 31,2002 (including Goldmans Sachs seed capital, excluding assets under distribution). GSAM's principal office is located at 32 Old Slip, New York, NY 10005.
Sub-Advisor: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2002, Wellington Management managed approximately $302.9 billion in assets.


Funds:   Partners SmallCap Value I

Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

Funds:   Partners LargeCap Growth I and Partners MidCap Blend Fund
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Partners LargeCap Growth I and Partners MidCap Blend Fund) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.


Funds:   Partners MidCap Value and Partners SmallCap Growth I

Sub-Advisor: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.


Funds:   Real Estate

Sub-Advisor: Principal Capital Real Estate Investors, LLC ("Principal Capital -
         REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2002, were approximately $22.2 billion. Principal Capital - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Funds: Balanced, Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, International SmallCap, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value

Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Partners LargeCap Growth

Sub-Advisor: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.


Funds:   Preferred Securities

Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2002, Spectrum had nearly $6.1 billion under management.


Funds:   Partners MidCap Growth

Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

Funds:   Partners SmallCap Growth II
Sub-Advisor: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                          OFFICE HELD WITH THE FUND
 ----                          -------------------------
 John E. Aschenbrenner         Director
 Craig L. Bassett              Treasurer
 Michael J. Beer               Executive Vice President &
                               Principal Accounting Officer
 Ralph C. Eucher               Director & President
 Arthur S. Filean              Senior Vice President & Secretary
 Ernest H. Gillum              Vice President & Assistant Secretary
 Layne A. Rasmussen            Controller
 Michael D. Roughton           Counsel
 Jean B. Schustek              Assistant Vice President & Assistant Secretary
 Larry D. Zimpleman            Director & Chairman of the Board
 NAME                          OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                          --------------------------------------
 John E. Aschenbrenner         Director (Manager)
 Craig L. Bassett              Treasurer (Manager)
 Michael J. Beer               Executive Vice President  &
                               Chief Operating Officer (Manager)
 Ralph C. Eucher               Director and President (Manager)
 Arthur S. Filean              Senior Vice President (Manager)
 Ernest H. Gillum              Vice President - Product Development (Manager)
 Layne A. Rasmussen            Controller - Mutual Funds (Manager)
 Michael D. Roughton           Counsel (Manager; Principal)
 Jean B. Schustek              Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman            Director & Chairman of the Board (Manager)



CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was:

                                            Partners LargeCap Growth
       Balanced                   0.50%     I                            0.75%
       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Blend        1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Growth       1.00%
       High Quality Long-Term
       Bond                       0.40%     Partners MidCap Value        1.00%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
       International I            0.90%     Partners SmallCap Value      1.00%
       International II           1.00%     Preferred Securities         0.75%
       International SmallCap     1.20%     Principal LifeTime 2010    0.1225%
       LargeCap Growth            0.55%     Principal LifeTime 2020    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2030    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2040    0.1225%
       MidCap Blend               0.65%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap Growth              0.65%     Strategic Income           0.1225%
       MidCap S&P 400 Index       0.15%     Real Estate                  0.85%
       MidCap Value               0.65%     SmallCap Blend               0.75%
       Money Market               0.40%     SmallCap Growth              0.75%
       Partners LargeCap Blend    0.75%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Value               0.75%

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Preferred, Select and Preferred classes at no charge.



The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed the following percentages:

       Balanced                     1.75     Partners LargeCap Growth     1.95
       Bond & Mortgage
       Securities                   1.40     Partners LargeCap Growth I   1.95
                                             Partners LargeCap Growth
       Capital Preservation         1.60     II                           1.95
       Government Securities        1.40     Partners LargeCap Value      1.75
       High Quality
       Intermediate-Term Bond       1.40     Partners MidCap Blend        1.95
       High Quality Long-Term
       Bond                         1.40     Partners MidCap Growth       1.95
       High Quality Short-Term
       Bond                         1.40     Partners MidCap Value        1.95
       International Emerging
       Markets                      2.75     Partners SmallCap Growth I   2.05
                                             Partners SmallCap Growth
       International I              2.10     II                           2.05
       International II             2.10     Partners SmallCap Value      1.95
       International SmallCap       2.10     Principal LifeTime 2010      1.30
       LargeCap Growth              1.65     Principal LifeTime 2020      1.40
       LargeCap S&P 500 Index       1.20     Principal LifeTime 2030      1.50
       LargeCap Value               1.65     Principal LifeTime 2040      1.60
       MidCap Blend                 1.70     Principal LifeTime 2050      1.70
                                             Principal Lifetime
       MidCap Growth                1.85     Strategic Income             1.30
       MidCap S&P 400 Index         1.30     Real Estate                  1.90
       MidCap Value                 1.70     SmallCap Blend               1.70
       Money Market                 1.35     SmallCap Growth              1.90
       Partners LargeCap Blend      1.70     SmallCap S&P 600 Index       1.40
       Partners LargeCap Blend I    1.70     SmallCap Value               1.70





Fees paid for investment management services during the periods indicated were as follows:

                               MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                               ------------------
 FUND                               2002              2001
 ----                               ----              ----
 Balanced                        $   77,240         $29,877/(1)/
 Bond & Mortgage Securities         317,776          68,707/(1)/
 Capital Preservation                75,123          19,907/(2)/   /
 Government Securities              151,592          44,952/(1)/
 High Quality
 Intermediate-Term Bond              67,508          39,741/(3)/
 High Quality Long-Term Bond         54,486          39,502/(4)/
 High Quality Short-Term Bond        80,264          40,340/(5)/
 International Emerging
 Markets                            106,393          63,281/(3)/
 International I                    187,347          46,445/(6)/
 International II                   537,533          49,928/(4)/
 International SmallCap              86,766          52,517/(5)/
 LargeCap Growth                     94,411          23,454/(4)/
 LargeCap S&P 500 Index              94,342          12,662/(1)/
 LargeCap Value                      97,556          28,295/(1)/
 MidCap Blend                        82,434          35,154/(1)/
 MidCap Growth                       40,851          26,782/(4)/
 MidCap S&P 400 Index                21,338          8,014/(1)/
 MidCap Value                       115,525          37,609/(5)/
 Money Market                       107,562          27,386/(6)/
 Partners LargeCap Blend            515,612          82,087/(5)/
 Partners LargeCap Blend I           48,105          22,154/(6)/
 Partners LargeCap Growth I       1,180,164          40,863/(6)/
 Partners LargeCap Growth II         74,373          46,178/(6)/
 Partners LargeCap Value          2,087,627          70,852/(4)/
 Partners MidCap Blend               87,368          35,123/(7)/
 Partners MidCap Growth              54,609          41,421/(5)/
 Partners MidCap Value              178,701          56,583/(6)/
 Partners SmallCap Growth I         627,905          68,831/(6)/
 Partners SmallCap Growth II         50,446          38,186/(5)/
 Partners SmallCap Value            882,076          46,266/(7)/
 Preferred Securities               31,579/(8)/
 Principal LifeTime 2010             27,705          1,325/(7)/
 Principal LifeTime 2020             33,119            796/(7)/
 Principal LifeTime 2030             25,814            899/(7)/
 Principal LifeTime 2040             12,928            542/(7)/
 Principal LifeTime 2050              6,114            634/(7)/
 Principal Lifetime Strategic
 Income                               8,780            521/(7)/
 Real Estate                        166,237          46,386/(3)/
 SmallCap Blend                     127,800          42,474/(6)/
 SmallCap Growth                     70,555          35,406/(4)/
 SmallCap S&P 600 Index              20,663          8,592/(3)/
 SmallCap Value                     103,133          41,426/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June 15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

/ //(//8)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.


Sub-Advisory Agreements for the Funds
-----------------------------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreements for the Fund, is entitled to receive a fee an annual rate that is accrued daily and payable monthly based on the net asset values of each Fund as follows:

 FUND                       SUB-ADVISOR FEE AS A PERCENTAGE OF DAILY NET ASSETS
 ----                       ------------
 Balanced (equity
 securities portion)                              0.0860%
 Balanced
 (fixed-income
 portion)                                         0.1000
 Bond & Mortgage
 Securities                                       0.1000
 Government Securities                            0.1000
 High Quality
 Intermediate-Term
 Bond                                             0.1000
 High Quality
 Long-Term Bond                                   0.1000
 High Quality
 Short-Term Bond                                  0.0750
 International I                                  0.1100
 International
 Emerging Markets                                 0.5000
 International
 SmallCap                                         0.5000
 LargeCap Blend I                                 0.0800
 LargeCap Growth                                  0.0700
 LargeCap S&P 500
 Index                                            0.0150
 LargeCap Value                                   0.1000
 MidCap Blend                                     0.1000
 MidCap Growth                                    0.2000
 MidCap S&P 400 Index                             0.0150
 MidCap Value                                     0.1000
 Money Market                                     0.0750
 Partners MidCap Blend                            0.5000
 Partners MidCap
 Growth                                           0.5000
 Principal LifeTime
 2010                                             0.0425
 Principal LifeTime
 2020                                             0.0425
 Principal LifeTime
 2030                                             0.0425
 Principal LifeTime
 2040                                             0.0425
 Principal LifeTime
 2050                                             0.0425
 Principal LifeTime
 Strategic Income                                 0.0425
 Real Estate                                      0.5500
 SmallCap Blend                                   0.2500
 SmallCap Growth                                  0.2500
 SmallCap S&P 600
 Index                                            0.0150
 SmallCap Value                                   0.2500


                            FIRST          NEXT          NEXT           OVER
 FUND                    $150 MILLION  $150 MILLION  $100 MILLION   $400 MILLION
 ----                   -------------  ------------  ------------   ------------
 Capital Preservation       0.25%         0.20%         0.15%          0.12%

                                              NET ASSET VALUE OF FUND
                                       --------------------------------------
                                          FIRST        NEXT           OVER
 FUND                                  $50 MILLION  $50 MILLION   $100 MILLION
 ----                                  -----------  -----------   ------------
 International II                         0.35         0.25           0.11


                                       NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 FUND                    $75 MILLION  $200 MILLION  $250 MILLION   $525 MILLION
 ----                   ------------  ------------  ------------   ------------
 Partners LargeCap
 Blend                     0.35%         0.25%         0.20%          0.15%


                                                  NET ASSET VALUE OF FUND
                                              ----------------------------
                                                FIRST      NEXT        OVER
                                                 $500    $1 BILLIO  $1.5 BILLIO
                                              MILLIO N   ----N----  -----N-----
 FUND                                         --------       -           -
 ----
                                               0.150%     0.120%      0.100%
 Partners LargeCap Blend I - GSAM

                                                     NET ASSET VALUE OF FUND
                                                    -------------------------
                                                        FIRST
 FUND                                                $500 MILLION   THEREAFTER
 ----                                               -------------   ----------
 Partners LargeCap Blend I - Wellington Management     0.250%         0.200%


                                                     NET ASSET VALUE OF FUND
                                                    -------------------------
                                                        FIRST
 FUND                                                $300 MILLION   THEREAFTER
 ----                                               -------------   ----------
 Partners LargeCap Growth                              0.450%         0.350%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $200 MILLION  $100 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners LargeCap Growth I            0.300%         0.250%         0.200%


                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.550%       0.500%        0.430%        0.350%         0.320%


                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%


                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend                0.50%         0.45%          0.35%


                                                  NET ASSET VALUE OF FUND
                                              ----------------------------
                                                FIRST      NEXT        OVER
                                                 $100      $100     $200 MILLIO
                                              MILLIO N   MILLIO N   -----N-----
 FUND                                         --------   --------        -
 ----
                                               0.600%     0.550%      0.450%
 Partners SmallCap Growth I



                                                  NET ASSET VALUE OF FUND
                                              ----------------------------
                                                FIRST      NEXT        OVER
                                                 $50       $250     $300 MILLIO
                                              MILLI ON   MILLIO N   -----N-----
 FUND                                         --------   --------        -
 ----
                                               0.600%     0.550%      0.450%
 Partners SmallCap Growth II



                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Value               0.500%         0.450%         0.350%

                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST          NEXT
 FUND                                  $100 MILLION  $200 MILLION   THEREAFTER
 ----                                 -------------  ------------   ----------
 Partners SmallCap Value I               0.500%         0.450%        0.350%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST          NEXT
 FUND                                  $100 MILLION  $150 MILLION   THEREAFTER
 ----                                 -------------  ------------   ----------
 Preferred Securities                    0.350%         0.300%        0.200%



Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
The Manager has entered into a Cash Management Sub-Advisory Agreement with Principal pursuant to which Principal agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal Capital - REI or Spectrum. The Manager pays Principal an amount representing Principal's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                               SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                               ---------------------------------------------
 FUND                                   2002                    2001
 ----                                   ----                    ----
 Balanced                             $  6,920                $4,102/(1)/
 Bond & Mortgage Securities             32,519                 11,774/(1)/
 Capital Preservation                   22,498                 8,608/(2)/
 Government Securities                  19,119                 6,029/(1)/
 High Quality
 Intermediate-Term Bond                 10,787                 5,795/(3)/
 High Quality Long-Term Bond             9,203                 5,718/(4)/
 High Quality Short-Term Bond            9,932                 5,442/(5)/
 International Emerging
 Markets                                29,372                 29,440/(3)/
 International I                        15,421                 5,532/(6)/
 International II                      265,994                 23,171/(4)/
 International SmallCap                 24,333                 26,649/(5)/
 LargeCap Growth                         8,612                 2,907/(4)/
 LargeCap S&P 500 Index                  4,873                 2,046/(1)/
 LargeCap Value                         16,901                 3,953/(1)/
 MidCap Blend                            6,222                 4,670/(1)/
 MidCap Growth                           6,341                 2,932/(4)/
 MidCap S&P 400 Index                    1,494                 1,339/(1)/
 MidCap Value                            7,134                 5,370/(5)/
 Money Market                            7,491                 3,233/(6)/
 Partners LargeCap Blend               227,697                 37,755/(5)/
 Partners LargeCap Blend I               3,709                 3,368/(6)/
 Partners LargeCap Growth I            461,102                 15,396/(6)/
 Partners LargeCap Growth II            39,827                 24,253/(3)/
 Partners LargeCap Value               706,858                 44,157/(4)/
 Partners MidCap Blend                  42,442                 14,403/(7)/
 Partners MidCap Growth                 26,449                 24,030/(5)/
 Partners MidCap Value                  88,583                 26,505/(6)/
 Partners SmallCap Growth I            343,391                 36,704/(6)/
 Partners SmallCap Growth II            27,758                 18,359/(5)/
 Partners SmallCap Value               431,769                 19,886/(7)/
 Principal LifeTime 2010                 7,050                   381/(7)/
 Principal LifeTime 2020                 8,651                   200/(7)/
 Principal LifeTime 2030                 6,423                   249/(7)/
 Principal LifeTime 2040                 3,352                   127/(7)/
 Principal LifeTime 2050                 1,676                   156/(7)/
 Principal Lifetime Strategic
 Income                                  2,429                   139/(7)/
 Real Estate                            54,471                 25,914/(3)/
 SmallCap Blend                         19,543                 13,111/(6)/
 SmallCap Growth                        14,942                 10,983/(4)/
 SmallCap S&P 600 Index                  1,412                 1,554/(3)/
 SmallCap Value                         25,608                 12,839/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.

/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

Principal Underwriter
-------------------------
Princor received underwriting fees from the sale of shares as follows:

                             UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                             ------------------------------------------------
 FUND                                 2002                     2001
 ----                                 ----                     ----
 Balanced                            $13,219                  $1,726/(1)/
 Bond & Mortgage Securities           33,197                   3,107/(1)/
 Capital Preservation                  4,555                     48/(2)/
 Government Securities                24,513                   1,883/(1)/
 High Quality
 Intermediate-Term Bond                4,516                    240/(3)/
 High Quality Long-Term
 Bond                                  4,524                    156/(4)/
 High Quality Short-Term
 Bond                                  5,967                    292/(5)/
 International Emerging
 Markets                               1,233                     20/(3)/
 International I                       6,682                    638/(6)/
 International II                      2,808                    259/(4)/
 International SmallCap                2,559                     76/(5)/
 LargeCap Growth                       3,544                    366/(4)/
 LargeCap S&P 500 Index               46,149                   4,004/(1)/
 LargeCap Value                        3,702                    275/(1)/
 MidCap Blend                          8,053                    790/(1)/
 MidCap Growth                         3,369                    198/(4)/
 MidCap S&P 400 Index                  5,692                    893/(1)/
 MidCap Value                         13,439                    846/(5)/
 Money Market                         56,521                   3,565/(6)/
 Partners LargeCap Blend               2,467                    134/(5)/
 Partners LargeCap Blend I             6,624                    890/(6)/
 Partners LargeCap Growth I            3,441                    133/(6)/
 Partners LargeCap Growth
 II                                    2,746                    223/(6)/
 Partners LargeCap Value               2,546                    135/(4)/
 Partners MidCap Blend                 1,380                    650/(7)/
 Partners MidCap Growth                2,592                    120/(5)/
 Partners MidCap Value                 2,728                    189/(6)/
 Partners SmallCap Growth I              965                     41/(6)/
 Partners SmallCap Growth
 II                                      816                     39/(5)/
 Partners SmallCap Value                2391                    124/(7)/
 Principal LifeTime 2010               4,100                     70/(7)/
 Principal LifeTime 2020               7,946                    125/(7)/
 Principal LifeTime 2030               6,084                    180/(7)/
 Principal LifeTime 2040               2,458                    216/(7)/
 Principal LifeTime 2050                 579                   N/A/(7)/
 Principal Lifetime
 Strategic Income                        271                   N/A/(7)/
 Real Estate                           9,761                    481/(3)/
 SmallCap Blend                        9,831                    716/(6)/
 SmallCap Growth                       3,492                    257/(4)/
 SmallCap S&P 600 Index                4,770                    715/(3)/
 SmallCap Value                        2,286                     62/(5)/



/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.

/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund (except LargeCap Blend I, Partners SmallCap Blend, Partners SmallCap Value I and Preferred Securities) offers six classes of shares: Institutional Class, Class J, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class. The LargeCap Blend I, Partners SmallCap Blend and Partners SmallCap Value I Funds offer Institutional Class, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class shares. The Preferred Securities Fund only offers Institutional Class shares.



The Advisors Select, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge.


The Advisors Select, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds.


The Advisors Select, Advisors Preferred and Select share classes are subject to an asset based sales charge (described below).


The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out (SAFO) program;
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of December 31 of the prior year)); or .. that were purchased through the Principal Income IRA.

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Preferred and Select
----------------------------------------------------------------------------
Classes only)
-------------
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;
.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Preferred
--------------------------------------------------------------------------------
and Select Classes only)
------------------------
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;

.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.

As compensation for these services, the Fund will pay the Manager service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.15% of the average daily net assets of the Advisors Preferred class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.


In addition to the management and service fees, the Advisors Select, Advisors Preferred, Select and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J, Select and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.


In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


Distribution Plans and Agreements
---------------------------------
As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.

To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors Preferred, Advisors Select, Select and Class J shares for each Fund, as applicable. The Plans provide that each Fund makes payments from assets of each Advisors Class, the Select Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;

.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.30% of the daily net asset value of the Advisors Select shares, 0.25% of daily net asset value of the Advisors Preferred shares and 0.10% of the daily net asset value of the Select shares of each Fund offering those classes. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund. Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.



Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred Class, Advisors Select Class, Select Class or Preferred Class shares. No dealer reallowance is paid on the Institutional class shares.


Transfer Agency Agreement (Class J shares only)
-----------------------------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent for Class J shares. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
----------------------
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.


Amendments to the Service Agreement, Administrative Service Agreement and the Distribution Plans and Agreement were approved by the Directors on April 22, 2002. The Sub-Advisory Agreements for the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds were approved by the Directors on September 9, 2002. The Sub-Advisory Agreements for the Preferred Securities Fund and for the Partners SmallCap Growth Fund II were approved by the Directors on March 11, 2002. The other Agreements for the other Funds were approved by the Directors on September 9, 2002. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J) for which such services are provided at cost, Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Partners MidCap Blend and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its shareholders on May 1, 2002. Shareholders of each of the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. The Agreements for the other Funds were approved by their shareholders on December 5, 2000.



CUSTODIAN
The custodian of the portfolio securities and cash assets of the International II Fund is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-
Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of
a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Sub-Advisor in managing the client account, brokerage for which resulted in the receipt of the statistical data and research information by the Sub-Advisor. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.



   FUND                             COMMISSIONS PAID
   ----                             ----------------
   Balanced                             $11,725
   International Emerging Markets         5,843
   International I                       13,918
   International SmallCap                   913
   LargeCap Growth                        7,562
   LargeCap Value                        26,085
   MidCap Blend                           6,249
   MidCap Growth                          8,452
   MidCap Value                          22,679
   Partners LargeCap Blend                8,881
   Partners LargeCap Blend I              2,484
   Partners LargeCap Growth I            19,188
   Partners MidCap Blend                  1,487
   Partners MidCap Growth                 1,695
   Partners MidCap Value                    675
   Partners SmallCap Growth II               50
   Partners SmallCap Value               53,288
   Real Estate                            4,360
   SmallCap Blend                         5,892
   SmallCap Growth                       12,033
   SmallCap Value                         6,053



Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor may also allocate orders on behalf of a Fund to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.



                                    TOTAL BROKERAGE COMMISSIONS PAID
                                      FOR PERIODS ENDED OCTOBER 31
                                      ----------------------------
 FUND                                 2002             2001
 ----                                 ----             ----
 Balanced                          $   42,412        $8,396/(1)/
 International Emerging Markets       100,099         51,891/(//2//)/
 International I                      143,102         35,448/(//5//)/
 International II                     358,239         42,584/(//3//)/
 International SmallCap                35,914         45,529/(//4//)/
 LargeCap Growth                       47,637         5,047/(//4//)/
 LargeCap S&P 500 Index                91,415         15,311/(1)/   /
 LargeCap Value                       127,729         22,882/(1)/   /
 MidCap Blend                          36,261         10,897/(1)/
 MidCap Growth                         73,357         20,099/(//3//)/
 MidCap S&P 400 Index                  13,599         8,607/(1)/
 MidCap Value                         105,268         24,500/(//4//)/
 Partners LargeCap Blend              179,222         20,079/(//4//)/
 Partners LargeCap Blend I             27,263         10,334/(//5//)/
 Partners LargeCap Growth I         1,226,509         25,749/(//5//)/
 Partners LargeCap Growth II           15,719         9,707/(//5//)/
 Partners LargeCap Value              907,327         46,467/(//5//)/
 Partners MidCap Blend                 77,025         31,760/(//3//)/
 Partners MidCap Growth                34,979         32,596/(//6//)/
 Partners MidCap Value                 74,069         40,014/(//5//)/
 Partners SmallCap Growth I           309,887         11,333/(//5//)/
 Partners SmallCap Growth II           30,024         16,783/(//4//)/
 Partners SmallCap Value              293,232         16,541/(//6//)/
 Preferred Securities                 18,937/(//7//)/
 Real Estate                           72,599         26,298/(//2//)/
 SmallCap Blend                        97,870         23,490/(//5//)/
 SmallCap Growth                      166,752         44,836/(//3//)/
 SmallCap S&P 600 Index                16,508         11,186/(//2//)/
 SmallCap Value                        94,301         18,975/(//4//)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(3)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.
/ //(7)/ Period from May 1, 2002 (date operations commenced) through October 31,
 2002.



Certain broker-dealers are considered to be affiliates of the Fund. Goldman
Sachs Asset Management, Soundview Technology Group Inc. and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co., J.P.Morgan Investment Management Inc., Fleming Martin Ltd., Jardine Fleming Securities Ltd., and Robert Fleming Inc. are affiliates of J.P.Morgan Securities and Neuberger Berman Management
Inc. is an affiliate of Neuberger Berman LLC.
.. Goldman Sachs Asset Management acts as a sub-advisor for an account of
  Principal Variable Contracts Fund, Inc.
.. J.P.Morgan Investment Management Inc. acts as a sub-advisor for Partners
  SmallCap Value I and an account of Principal Variable Contracts Fund, Inc.
.. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap
  Value and Partners SmallCap Growth I Funds and an account of Principal
  Variable Contracts Fund, Inc.

Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, Inc., two funds in the Principal Investors Fund, Inc. and the Principal Partners Equity Growth Fund, Inc.



AUTRANET, Inc., Pershing Company, L.P. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc.


DST Securities, Inc. is an affiliate of Janus Capital Corporation which acts as sub-advisor to an account of the Principal Variable Contracts Fund, Inc.


J.C. Bradford & Co., UBS PaineWebber Inc., and UBS Warburg LlC are affiliates of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Principal Partners SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                      COMMISSIONS PAID TO AUTRANET, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Blend
 2001                      $2,263            7.13%                     9.25%
 Partners MidCap
 Growth
 2001                         104            0.32                      0.57


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2002                      $ 1,348            1.82%                    1.56%
 2001                          244            0.61                     0.72
 Partners SmallCap
 Growth I
 2002                       46,423           14.98                    11.99


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2002                      $ 1,696            4.00%                    2.76%
 2001                          374            4.46                     2.43%
 International
 Emerging Markets
 2002                        1,363            1.36                     2.03
 2001                          705            2.35                     1.96
 International I
 2002                        6,174            4.31                     4.03
 2001                        2,277            6.42                     5.54
 International II
 2002                       13,407            3.74                     2.98
 2001                        4,972           11.67                     9.20
 International
 SmallCap
 2002                          803            2.24                     2.16
 2001                          285            0.63                     0.69
 LargeCap Growth
 2002                          434            0.91                     0.52
 2001                           41            0.80                     0.39
 LargeCap S&P 500
 Index
 2001                            7            0.04                     0.01
 LargeCap Value
 2002                        7,223            5.65                     4.09
 2001                          466            2.03                     1.48
 MidCap Blend
 2002                        2,168            5.98                     4.50
 2001                          500            4.59                     3.73
 MidCap Growth
 2002                        3,917            5.34                     3.77
 2001                        1,357            6.75                     7.63
 MidCap Value
 2002                        5,813            5.52                     4.55
 2001                          628            2.56                     2.21
 Partners LargeCap
 Blend
 2002                        9,023            5.03                     1.95
 2001                          371            1.85                     0.87
 Partners LargeCap
 Blend I
 2002                          624            2.29                     1.76
 2001                          204            1.97                     1.74
 Partners LargeCap
 Growth I
 2002                       82,203            6.70                     5.37
 2001                        1,075            4.17                     3.57
 Partners LargeCap
 Growth II
 2002                        2,263           14.40                    10.81
 2001                        1,756           18.09                     9.56
 Partners MidCap Blend
 2002                        3,044            3.95                     2.82
 2001                        1,285            4.05                     2.51
 Partners MidCap
 Growth
 2002                        1,687            4.82                     2.82
 2001                          584            1.79                     1.90
 Partners MidCap Value
 2002                          859            1.16                     1.01
 2001                          397            0.99                     0.79
 Partners SmallCap
 Growth I
 2002                       22,835            7.37                     7.05
 2001                           65            0.57                     0.42
 Partners SmallCap
 Growth II
 2002                          267            0.89                     0.41
 Partners SmallCap
 Value
 2002                        2,705            0.92                     0.67
 2001                           20            0.12                     0.14
 Real Estate
 2002                        1,885            2.60                     1.62
 SmallCap Blend
 2002                        1,368            1.40                     1.01
 2001                          505            2.15                     1.36
 SmallCap Growth
 2002                        9,037            5.42                     5.07
 2001                        1,387            3.09                     3.38
 SmallCap Value
 2002                        5,433            5.76                     4.62
 2001                          543            2.86                     2.53

                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2002                       $485             0.27%                     0.14%
 Partners MidCap
 Growth
 2002                         65             0.18                      0.08

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2002                      $   735            1.73%                    1.44%
 2001                          176            2.10                     1.53
 International
 Emerging Markets
 2002                       11,684           11.67                     8.44
 2001                        4,834            9.32                     8.82
 International I
 2002                       10,642            7.44                     6.53
 2001                        3,437            9.70                     7.52
 International II
 2002                       27,387            7.65                     5.57
 2001                          697            1.64                     1.40
 International
 SmallCap
 2002                          767            2.14                     1.23
 2001                          405            0.89                     0.60
 LargeCap Growth
 2002                          313            0.66                     0.49
 2001                           29            0.57                     0.37
 LargeCap Value
 2002                        4,856            3.80                     3.02
 2001                           49            0.21                     0.25
 MidCap Blend
 2002                        1,068            2.94                     2.56
 2001                          198            1.81                     1.06
 MidCap Growth
 2002                        2,290            3.12                     2.60
 2001                          129            0.64                     0.73
 MidCap Value
 2002                        3,886            3.69                     2.69
 2001                          770            3.14                     2.65
 Partners LargeCap
 Blend
 2002                        4,546            2.54                     1.34
 2001                          498            2.48                     0.84
 Partners LargeCap
 Blend I
 2002                          163            0.60                     0.28
 2001                          174            1.68                     0.80
 Partners LargeCap
 Growth I
 2002                       33,079            2.70                     2.17
 2001                          425            1.65                     1.47
 Partners LargeCap
 Growth II
 2002                           36            0.23                     0.14
 2001                           20            0.21                     0.10
 Partners MidCap Blend
 2002                        2,182            2.83                     1.98
 2001                        1,204            3.79                     2.89
 Partners MidCap
 Growth
 2002                        1,474            4.21                     2.30
 2001                          594            1.82                     1.54
 Partners MidCap Value
 2002                        1,006            1.36                     1.33
 2001                          430            1.07                     1.16
 Partners SmallCap
 Growth I
 2002                       12,502            4.03                     4.33
 2001                           56            0.49                     0.43
 Partners SmallCap
 Growth II
 2002                          240            0.80                     0.40
 Partners SmallCap
 Value
 2002                        1,805            0.62                     0.42
 2001                           30            0.18                     0.18
 Real Estate
 2002                        2,925            4.03                     1.82
 2001                        1,395            5.30                     4.28
 SmallCap Blend
 2002                          118            0.12                     0.11
 2001                           89            0.38                     0.40
 SmallCap Growth
 2002                        5,445            3.27                     2.69
 2001                          443            0.99                     1.45
 SmallCap Value
 2002                        3,421            3.63                     2.60
 2001                          547            2.88                     2.45


                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International II
 2002                      $3,551            0.99%                     0.66%
 2001                         622            1.46                      2.36



                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2002                     $ 15,371           36.24%                   40.41%
 2001                          272            3.24                     2.36
 International
 Emerging Markets
 2002                       14,587           14.57                    16.32
 2001                          175            0.34                     0.36
 International I
 2002                       16,162           11.29                    10.90
 2001                           53            0.15                     0.19
 International II
 2002                       17,409            4.86                     3.13
 2001                        3,924            9.21                     8.25
 International
 SmallCap
 2002                          852            2.37                     2.42
 LargeCap Growth
 2002                        8,179           17.17                    22.05
 2001                           13            0.26                     0.31
 LargeCap S&P 500
 Index
 2001                            6            0.04                     0.01
 LargeCap Value
 2002                       17,625           13.80                    18.30
 2001                          283            1.23                     1.27
 MidCap Blend
 2002                        2,785            7.68                    12.09
 2001                          275            2.52                     1.87
 MidCap Growth
 2002                        6,972            9.50                    12.99
 2001                          833            4.14                     3.86
 MidCap Value
 2002                        8,005            7.60                     8.73
 2001                          301            1.23                     1.19
 Partners LargeCap
 Blend
 2002                        8,251            4.60                     3.75
 2001                        2,426           12.08                     8.01
 Partners LargeCap
 Blend I
 2002                        4,900           17.97                    18.21
 2001                          206            1.99                     4.54
 Partners LargeCap
 Growth I
 2002                      123,127           10.04                    13.81
 2001                          198            0.77                     0.89
 Partners LargeCap
 Growth II
 2002                          713            4.53                     3.94
 2001                          277            2.85                     1.11
 Partners MidCap
 Growth
 2002                          901            2.58                     2.02
 2001                        1,253            3.84                     3.60
 Partners MidCap Value
 2001                           10            0.02                     0.01
 Partners SmallCap
 Growth I
 2002                          892            0.29                     0.27
 Partners SmallCap
 Growth II
 2002                          705            2.35                     1.96
 2001                           12            0.07                     0.07
 Partners SmallCap
 Value
 2002                        3,465            1.18                     0.80
 Real Estate
 2002                        5,230            7.20                     4.34
 2001                        1,060            4.03                     4.21
 SmallCap Blend
 2002                       23,214           23.72                    30.46
 2001                          181            0.77                     1.95
 SmallCap Growth
 2002                       11,041            6.62                     6.97
 2001                          300            0.67                     0.91
 SmallCap Value
 2002                        9,305            9.87                    15.70
 2001                          233            1.23                     0.79

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2002                      $ 6,594            0.54%                    0.75%
 2001                           30            0.12                     0.16
 Partners MidCap Blend
 2002                          115            0.15                     0.09
 Partners MidCap Value
 2002                       50,061           67.59                    66.58
 2001                       20,240           50.58                    51.80
 Partners SmallCap
 Growth I
 2002                       56,539           18.25                    22.09
 2001                        4,775           42.13                    43.16


                                  COMMISSIONS PAID TO PERSHING COMPANY, L.P.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                        $40             0.10%                     0.10%


                                   COMMISSIONS PAID TO ROBERT FLEMING INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2001                       $793             2.24%                     2.84%
 International
 SmallCap
 2001                        574             1.26                      0.81


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2002                     $  1,060            2.50%                     1.99%
 2001                        1,290           15.37                     12.12
 International I
 2002                        2,087            1.46                      1.66
 International II
 2002                        3,029            0.85                      0.12
 LargeCap Growth
 2002                        1,012            2.12                      2.40
 2001                          204            4.03                      2.87
 LargeCap Value
 2002                        4,050            3.17                      1.89
 2001                          185            0.81                      0.81
 MidCap Blend
 2002                        5,237           14.44                     15.16
 2001                          319            2.92                      2.48
 MidCap Growth
 2002                        8,045           10.97                     12.60
 2001                        2,881           14.33                     14.56
 MidCap Value
 2002                        1,636            1.55                      1.44
 2001                          530            2.16                      2.26
 Partners LargeCap
 Blend
 2002                          100            0.06                      0.03
 2001                          242            1.21                      0.35
 Partners
 LargeCap Blend I
 2002                           96            0.35                      0.24
 2001                           43            0.41                      0.32
 Partners LargeCap
 Growth I
 2002                       23,080            1.88                      1.71
 2001                          387            1.50                      1.57
 Partners LargeCap
 Growth II
 2002                          360            2.29                      0.92
 2001                           80            0.82                      0.48
 Partners LargeCap
 Value
 2002                      865,585           95.40                     96.23
 2001                       46,467          100.00                    100.00
 Partners MidCap Blend
 2002                        1,878            2.44                      2.23
 2001                           66            0.21                      0.21
 Partners MidCap
 Growth
 2002                          470            1.34                      1.16
 2001                           98            0.30                      0.39
 Partners MidCap Value
 2002                        2,360            3.19                      3.19
 2001                          835            2.09                      2.31
 Partners SmallCap
 Growth I
 2002                        1,945            0.63                      0.75
 2001                          320            2.82                      2.68
 Partners SmallCap
 Growth II
 2002                           60            0.20                      0.20
 Real Estate
 2002                          695            0.96                      1.31
 SmallCap Blend
 2002                        1,052            1.08                      0.96
 2001                        1,070            4.55                      3.16
 SmallCap Growth
 2002                        3,467            2.08                      2.35
 2001                          455            1.01                      1.40
 SmallCap Value
 2002                        1,031            1.09                      1.03
 2001                           65            0.34                      0.39

                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP, INC.
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 MidCap Growth
 2001                      $   13            0.06%                     0.07%
 MidCap Value
 2001                         195            0.80                      0.37
 Partners LargeCap
 Growth I
 2001                          40            0.16                      0.10
 Partners LargeCap
 Growth II
 2001                         545            5.61                      2.63
 Partners MidCap Blend
 2001                       2,263            7.13                      9.25
 Partners MidCap
 Growth
 2001                         284            0.87                      0.84
 Partners MidCap Value
 2001                       1,180            2.95                      2.77
 Partners SmallCap
 Growth I
 2001                          25            0.22                      0.45
 SmallCap Growth
 2001                          53            0.12                      0.10

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2002                       9,190            0.75%                     0.78%
 2001                           9            0.08                      0.01
 Partners MidCap Blend
 2002                          57            0.07                      0.07
 2001                          44            0.14                      0.09
 Partners MidCap
 Growth
 2002                         796            2.28                      1.57
 2001                         121            0.37                      0.41
 Partners SmallCap
 Growth I
 2002                         716            0.23                      0.20
 Partners SmallCap
 Value
 2002                       4,210            1.44                      0.79


                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Preferred Securities
 2002                      18,937           100.00%                   100.00%

                                     COMMISSIONS PAID TO UBS PAINEWEBBER
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2002                       6,714            0.55%                     0.74%

                                       COMMISSIONS PAID TO UBS WARBURG
                                       -------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2002                      $   344            0.81%                    0.76%
 International
 Emerging Markets
 2002                       10,532           10.52                    11.46
 International I
 2002                       12,392            8.66                     8.43
 International II
 2002                       42,997           12.00                     7.82
 International
 SmallCap Fund
 2002                        6,134           17.08                    16.67
 LargeCap Growth
 2002                          313            0.66                     0.52
 LargeCap Value
 2002                        6,586            5.16                     5.81
 MidCap Blend
 2002                          622            1.72                     1.58
 MidCap Growth
 2002                        1,670            2.28                     3.68
 MidCap Value
 2002                        4,829            4.59                     4.03
 Partners LargeCap
 Blend
 2002                          130            0.07                     0.08
 Partners
 LargeCap Blend I
 2002                          318            1.16                     0.76
 Partners LargeCap
 Growth I
 2002                       62,482            5.09                     4.04
 Partners LargeCap
 Growth II
 2002                          399            2.54                     1.26
 Partners MidCap Blend
 2002                        2,780            3.61                     2.42
 Partners MidCap
 Growth
 2002                        1,118            3.20                     1.77
 Partners MidCap Value
 2002                        1,208            1.63                     2.26
 Partners SmallCap
 Growth I
 2002                       19,873            6.41                     5.11
 Partners SmallCap
 Growth II
 2002                           70            0.23                     0.11
 Partners SmallCap
 Value
 2002                       10,514            3.59                     3.16
 Real Estate
 2002                        1,508            2.08                     1.57
 SmallCap Blend
 2002                          443            0.45                     0.25
 SmallCap Growth
 2002                        3,652            2.19                     2.10
 SmallCap Value
 2002                        4,075            4.32                     3.34

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.


Balanced, International I, International II, International Emerging Markets,
----------------------------------------------------------------------------
International SmallCap, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500,
----------------------------------------------------------------------------
LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value,
--------------------------------------------------------------------------
Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030,
--------------------------------------------------------------------------
Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic
------------------------------------------------------------------------------
Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value
----------------------------------------------------------------------------
Funds
-----

If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.


If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners MidCap Growth Fund
---------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend
---------------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


Partners LargeCap Growth
------------------------
Putnam executes as many as 7,700 trades daily on its Boston-based trading floor. It is important that trades be coordinated to leverage the best possible pricing. In many cases, Putnam's traders will not go to the market in one large block because they see that it will inappropriately move the price of the security to the detriment of clients. In these cases, careful timing of purchases is the most prudent course of action to take. Once a large quantity of a security is acquired by Putnam on behalf of its clients, it is allocated to each specific client on a pro-rata basis. Senior Putnam Trading Professionals actively monitor all trades and brokerage firms. In monitoring trading activity, Putnam is primarily interested in consistency of performance and obtaining best execution. Brokers are compensated according to these factors as well as the quality and scope of transaction services they have provided. In keeping with Putnam's commitment to best execution, we consider factors relevant to minimizing costs, including the size and timing of the transaction, the nature of the market for the security, the commission, and the quality of service rendered by the broker/dealer in other transactions.

Partners LargeCap Growth I and Partners MidCap Blend Fund
---------------------------------------------------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners LargeCap Growth I and
Partners MidCap Blend Funds) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.

Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.


Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S.equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Preferred Securities
------------------------
If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.


Partners SmallCap Growth II
-------------------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

Partners SmallCap Value Fund
--------------------------------
Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.


Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.


Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.


If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
Shares of the Advisors Select, Advisors Preferred, Select, Preferred classes and Institutional Class of the currently offered Funds can be purchased only by:
.. the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts (Institutional Class shares),
.. any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds") (Institutional Class shares), and
.. certain employer sponsored retirement plans (Advisors Preferred, Advisors
  Select, Preferred and Select Classes of shares).

Class J shares are offered only to individuals (and his/her spouse) who:
.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life;
.. to customers of Principal Connection or the small business direct sales team;
  and
.. to customers purchasing shares through the Principal Income IRA.

Class J shares of the Capital Preservation Fund are offered only to fund an Individual Retirement Account (IRA), Simplified Employee Pension ("SEP") plan and Savings Incentive Match Plan for Employees ("SIMPLE").


The Advisors Select, Advisors Preferred, Select and Preferred classes are currently available through registered representatives of Princor, registered representatives of certain broker/dealers selected by Princor or financial planners.


Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."


SALES OF SHARES

Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


Sales of shares of the Funds (except Class J shares), like purchases, may only be effected through the separate accounts of participating insurance companies, an employer sponsored plan or a fund of funds. Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


OFFERING PRICE
For all Funds except the Money Market Fund
------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except Money Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York.

Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Bard as may from time to time be necessary.



PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

.. The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.

  In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.


Money Market Fund
-----------------
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.



TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


All income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of the same class of the same Fund at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.


CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Money Market Fund Yield
-----------------------
The Money Market Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2002, the Money Market Fund's yield was as follows:

                                         YIELD AS OF OCTOBER 31, 2002
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.65%      0.83%      1.14%    1.02%       1.40%       0.52%




Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding
1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2002, the Money Market Fund's effective yield was:

                                         YIELD AS OF OCTOBER 31, 2002
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.65%      0.83%      1.14%    1.02%       1.41%       0.52%



The yield quoted at any time for the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.



Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periodsthat end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The average annual total return for the periods ending October 31, 2002 for the Advisors Select Class shares are as follows:/R>

 FUND                                               1-YEAR          5-YEAR
 ----                                               ------          ------
 Balanced                                           -9.39%        -10.05/(1)/%
 Bond & Mortgage Securities                          3.80          7.63/(1)/    /
 Capital Preservation                                3.50          3.59/(2)/
 Government Securities                               5.00          7.43/(1)/
 High Quality Intermediate-Term Bond                 4.43          7.99/(3)/
 High Quality Long-Term Bond                         4.15          7.80/(4)/
 High Quality Short-Term Bond                        3.72          6.98/(5)/
 International Emerging Markets                      5.34         -8.21/(3)/
 International I                                   -12.33         -20.99/(6)/
 International II                                  -12.32         -20.33/(4)/
 International SmallCap                            -10.41         -20.36/(5)/
 LargeCap Growth                                   -18.12         -28.80/(4)/
 LargeCap S&P 500 Index                            -16.15         -19.52/(1)/
 LargeCap Value                                     -9.26         -10.38/(1)/
 MidCap Blend                                       -2.95         -5.81/(1)/
 MidCap Growth                                     -30.65         -36.50/(4)/
 MidCap S&P 400 Index                               -6.25         -8.41/(1)/
 MidCap Value                                        0.44         -0.68/(5)/
 Money Market                                        0.88          2.26/(6)/
 Partners LargeCap Blend                           -10.18         -11.72/(5)/
 Partners LargeCap Blend I                         -19.84         -22.99/(6)/   /
 Partners LargeCap Growth I                        -19.38         -23.93/(6)/
 Partners LargeCap Growth II                       -17.46         -24.86/(6)/
 Partners LargeCap Value                            -9.96         -4.46/(4)/
 Partners MidCap Blend                             -21.26         -20.29/(7)/
 Partners MidCap Growth                            -19.85         -32.27/(5)/
 Partners MidCap Value                              -1.39         -4.38/(6)/
 Partners SmallCap Growth I                        -30.78         -28.56/(6)/
 Partners SmallCap Growth II                        -9.29         -28.23/(5)/
 Partners SmallCap Value                            -3.44         -2.37/(7)/
 Principal LifeTime 2010                            -3.98         -3.46/(7)/
 Principal LifeTime 2020                            -5.40         -5.14/(7)/
 Principal LifeTime 2030                            -7.26         -7.43/(7)/
 Principal LifeTime 2040                            -8.74         -8.03/(7)/
 Principal LifeTime 2050                           -11.05         -11.38/(7)/
 Principal Lifetime Strategic Income                -2.11         -1.39/(7)/    /
 Real Estate                                         8.96          6.72/(3)/
 SmallCap Blend                                     -7.83         -3.95/(6)/
 SmallCap Growth                                   -30.69         -26.25/(4)/
 SmallCap S&P 600 Index                             -4.96         -3.22/(3)/
 SmallCap Value                                      3.90          4.52/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.

The average annual total return for the periods ending October 31, 2002 for the Advisors Preferred Class shares are as follows:


 FUND                                                  1-YEAR          5-YEAR
 ----                                                  ------          ------
 Balanced                                              -9.21%        -9.85/(1)/%
 Bond & Mortgage Securities                             4.08          7.91/(1)/    /
 Capital Preservation                                   3.68          3.78/(2)/
 Government Securities                                  5.09          7.60/(1)/
 High Quality Intermediate-Term Bond                    4.61          8.17/(3)/
 High Quality Long-Term Bond                            4.34          7.98/(4)/
 High Quality Short-Term Bond                           3.91          7.26/(5)/
 International Emerging Markets                         5.53         -8.06/(3)/
 International I                                      -12.03         -20.73/(6)/
 International II                                      -9.07         -18.67/(4)/
 International SmallCap                               -10.38         -20.23/(5)/
 LargeCap Growth                                      -18.10         -28.73/(4)/
 LargeCap S&P 500 Index                               -15.86         -19.32/(1)/
 LargeCap Value                                        -9.09         -10.24/(1)/
 MidCap Blend                                          -2.78         -5.62/(1)/
 MidCap Growth                                        -30.60         -36.39/(4)/
 MidCap S&P 400 Index                                  -6.08         -8.32/(1)/
 MidCap Value                                           0.61         -0.54/(5)/
 Money Market                                           1.06          2.44/(6)/
 Partners LargeCap Blend                              -10.11         -11.58/(5)/
 Partners LargeCap Blend I                            -19.78         -22.85/(6)/   /
 Partners LargeCap Growth I                           -17.99         -23.13/(6)/
 Partners LargeCap Growth II                          -17.41         -24.73/(6)/
 Partners LargeCap Value                               -7.73         -3.18/(4)/
 Partners MidCap Blend                                -21.13         -20.15/(7)/
 Partners MidCap Growth                               -18.59         -31.69/(5)/
 Partners MidCap Value                                  0.11         -3.57/(6)/
 Partners SmallCap Growth I                           -30.60         -28.41/(6)/
 Partners SmallCap Growth II                           -9.12         -28.10/(5)/
 Partners SmallCap Value                               -3.24         -2.19/(7)/
 Principal LifeTime 2010                               -3.81         -3.30/(7)/
 Principal LifeTime 2020                               -5.22         -4.97/(7)/
 Principal LifeTime 2030                               -7.09         -7.27/(7)/
 Principal LifeTime 2040                               -8.57         -7.86/(7)/
 Principal LifeTime 2050                              -10.88         -11.22/(7)/
 Principal Lifetime Strategic Income                   -1.93         -1.22/(7)/    /
 Real Estate                                            9.94          7.28/(3)/
 SmallCap Blend                                        -7.79         -3.83/(6)/
 SmallCap Growth                                      -30.69         -26.21/(4)/
 SmallCap S&P 600 Index                                -4.75         -3.00/(3)/
 SmallCap Value                                         3.98          4.67/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.





The average annual total return for the periods ending October 31, 2002 for the Select Class shares are as follows:

 FUND                                      1-YEAR          5-YEAR
 ----                                      ------          ------
 Balanced                                  -9.02%        -9.70/(1)/%
 Bond & Mortgage Securities                 4.96          8.43/(1)/    /
 Capital Preservation                       3.88          3.94/(2)/
 Government Securities                      5.48          7.89/(1)/
 High Quality Intermediate-Term Bond        4.81          8.36/(3)/
 High Quality Long-Term Bond                4.53          8.17/(4)/
 High Quality Short-Term Bond               3.20          6.96/(5)/
 International Emerging Markets             5.85         -7.86/(3)/
 International I                          -11.96         -20.64/(6)/
 International II                         -11.96         -20.04/(4)/
 International SmallCap                   -10.09         -20.04/(5)/
 LargeCap Growth                          -17.91         -28.58/(4)/
 LargeCap S&P 500 Index                   -15.79         -19.18/(1)/
 LargeCap Value                            -8.90         -10.03/(1)/
 MidCap Blend                              -2.59         -5.47/(1)/
 MidCap Growth                            -30.38         -36.26/(4)/
 MidCap S&P 400 Index                      -5.99         -8.12/(1)/
 MidCap Value                               0.91         -0.28/(5)/
 Money Market                               1.26          2.64/(6)/
 Partners LargeCap Blend                   -9.93         -11.43/(5)/
 Partners LargeCap Blend I                -19.60         -22.71/(6)/   /
 Partners LargeCap Growth I               -19.03         -23.59/(6)/
 Partners LargeCap Growth II              -17.25         -24.61/(6)/
 Partners LargeCap Value                   -9.59         -4.11/(4)/
 Partners MidCap Blend                    -20.99         -20.01/(7)/
 Partners MidCap Growth                   -19.48         -32.03/(5)/
 Partners MidCap Value                     -0.96         -4.00/(6)/
 Partners SmallCap Growth I               -30.52         -28.26/(6)/
 Partners SmallCap Growth II               -8.95         -27.96/(5)/
 Partners SmallCap Value                   -3.03         -2.00/(7)/
 Principal LifeTime 2010                   -3.63         -3.13/(7)/
 Principal LifeTime 2020                   -5.04         -4.80/(7)/
 Principal LifeTime 2030                   -6.91         -7.10/(7)/
 Principal LifeTime 2040                   -8.49         -7.76/(7)/
 Principal LifeTime 2050                  -10.81         -11.12/(7)/
 Principal LifeTime Strategic Income       -1.75         -1.05/(7)/    /
 Real Estate                                9.44          7.13/(3)/
 SmallCap Blend                            -7.98         -3.84/(6)/
 SmallCap Growth                          -30.47         -26.07/(4)/
 SmallCap S&P 600 Index                    -4.56         -2.86/(3)/
 SmallCap Value                             4.17          4.82/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.





The average annual total return for the periods ending October 31, 2002 for the Preferred Class shares are as follows:

 FUND                                         1-YEAR          5-YEAR
 ----                                         ------          ------
 Balanced                                     -8.89%        -9.53/(1)/%
 Bond & Mortgage Securities                    4.50          8.22/(1)/    /
 Capital Preservation                          4.00          4.10/(2)/
 Government Securities                         5.61          8.01/(1)/
 High Quality Intermediate-Term Bond           4.93          8.58/(3)/
 High Quality Long-Term Bond                   4.66          8.18/(4)/
 High Quality Short-Term Bond                  4.13          7.51/(5)/
 International Emerging Markets                5.97         -7.85/(3)/
 International I                             -11.61         -20.48/(6)/
 International II                            -11.72         -19.93/(4)/
 International SmallCap                       -9.87         -19.88/(5)/
 LargeCap Growth                             -17.75         -28.51/(4)/
 LargeCap S&P 500 Index                      -15.31         -18.95/(1)/
 LargeCap Value                               -8.79         -9.92/(1)/
 MidCap Blend                                 -2.47         -5.30/(1)/
 MidCap Growth                               -30.22         -36.18/(4)/
 MidCap S&P 400 Index                         -5.78         -8.01/(1)/
 MidCap Value                                  0.92         -0.17/(5)/
 Money Market                                  1.38          2.77/(6)/
 Partners LargeCap Blend                      -9.82         -11.37/(5)/
 Partners LargeCap Blend I                   -19.59         -22.59/(6)/   /
 Partners LargeCap Growth I                  -18.88         -23.50/(6)/
 Partners LargeCap Growth II                 -17.12         -24.54/(6)/
 Partners LargeCap Value                      -9.37          -3.99(/4)/
 Partners MidCap Blend                       -20.96         -19.94/(7)/
 Partners MidCap Growth                      -19.33         -31.96/(5)/
 Partners MidCap Value                        -0.83         -3.88/(6)/
 Partners SmallCap Growth I                  -30.11         -28.04/(6)/
 Partners SmallCap Growth II                  -8.93         -27.90/(5)/
 Partners SmallCap Value                      -2.93         -1.88/(7)/
 Principal LifeTime 2010                      -3.50         -3.00/(7)/
 Principal LifeTime 2020                      -4.91         -4.67/(7)/
 Principal LifeTime 2030                      -6.89         -7.03/(7)/
 Principal LifeTime 2040                      -8.26         -7.56/(7)/
 Principal LifeTime 2050                     -10.69         -10.99/(7)/
 Principal Lifetime Strategic Income          -1.63         -0.92/(7)/    /
 Real Estate                                   9.47          7.15/(3)/
 SmallCap Blend                               -7.48         -3.52/(6)/
 SmallCap Growth                             -30.47         -26.07/(4)/
 SmallCap S&P 600 Index                       -4.35         -2.74/(3)/
 SmallCap Value                                4.29          4.94/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.

/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.




The average annual total return for the periods ending October 31, 2002 for the Institutional Class shares are as follows:

 FUND                                             1-YEAR          5-YEAR
 ----                                             ------          ------
 Balanced                                        -8.69%         -8.43/(1)/%
 Bond & Mortgage Securities                       4.76           7.03/(1)/    /
 Capital Preservation                             4.27           4.35/(2)/
 Government Securities                            5.86           7.59/(1)/
 High Quality Intermediate-Term Bond              5.56           7.77/(1)/
 High Quality Long-Term Bond                      5.81           7.89/(1)/
 High Quality Short-Term Bond                     4.29           6.60/(1)/
 International Emerging Markets                   6.03          -8.67/(1)/
 International I                                -11.60          -19.85/(1)/
 International II                               -11.58          -19.69/(3)/
 International SmallCap                          -9.85          -18.62/(1)/
 LargeCap Growth                                -17.50          -21.85/(1)/
 LargeCap S&P 500 Index                         -15.54          -17.35/(1)/
 LargeCap Value                                  -8.54          -10.82/(1)/
 MidCap Blend                                    -2.23          -5.43/(1)/
 MidCap Growth                                  -30.07          -33.24/(1)/
 MidCap S&P 400 Index                            -5.61          -8.25/(1)/
 MidCap Value                                     1.19          -2.15/(1)/
 Money Market                                     1.64           2.61/(1)/
 Partners LargeCap Blend                         -9.66          -11.14/(4)/
 Partners LargeCap Blend I                      -19.29          -20.26/(1)/   /
 Partners LargeCap Growth I                     -18.80          -23.30/(5)/
 Partners LargeCap Growth II                    -16.80          -24.28/(6)/
 Partners LargeCap Value                         -9.32          -3.91/(3)/
 Partners MidCap Blend                          -20.71          -19.73/(7)/
 Partners MidCap Growth                         -19.18          -25.37/(1)/
 Partners MidCap Value                           -0.67          -3.70/(5)/
 Partners SmallCap Growth I                     -30.34          -28.11/(5)/
 Partners SmallCap Growth II                     -8.77          -27.83/(4)/
 Partners SmallCap Value                         -2.72          -1.64/(7)/
 Preferred Securities                            3.00/(8)/
 Principal LifeTime 2010                         -3.25          -2.72/(1)/
 Principal LifeTime 2020                         -4.67          -4.46/(1)/
 Principal LifeTime 2030                         -6.63          -6.76/(1)/
 Principal LifeTime 2040                         -8.12          -7.36/(1)/
 Principal LifeTime 2050                        -10.45          -10.85/(1)/
 Principal Lifetime Strategic Income             -1.36          -0.64/(1)/    /
 Real Estate                                     10.38           8.73/(1)/
 SmallCap Blend                                  -7.34          -4.52/(1)/
 SmallCap Growth                                -30.33          -28.49/(1)/
 SmallCap S&P 600 Index                          -4.19          -5.55/(1)/
 SmallCap Value                                   4.60           2.44/(1)/



/ //(1)/ Period from February 27, 2001 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
 /(3)/ Period from November 27, 2000 (date operations commenced) through October 31, 2002.
/ //(4)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.
/ //(8)/ Period from May 1, 2002 (date operations commenced) through October 31,
 2002.

The average annual total return (net of CDSC) for the periods ending October 31, 2002 for the Class J Shares are as follows:

 FUND                                              1-YEAR          5-YEAR
 ----                                              ------          ------
 Balanced                                         -10.50%        -9.29/(1)/%
 Bond & Mortgage Securities                         2.86          6.21/(1)/    /
 Capital Preservation                               2.24          2.62/(2)/
 Government Securities                              3.87          6.59/(1)/
 High Quality Intermediate-Term Bond                3.21          6.54/(1)/
 High Quality Long-Term Bond                        3.11          6.45/(1)/
 High Quality Short-Term Bond                       2.34          5.62/(1)/
 International Emerging Markets                     4.17         -9.44/(1)/
 International I                                  -13.41         -20.62/(1)/
 International II                                 -13.20         -18.42/(1)/
 International SmallCap                           -11.39         -19.30/(1)/
 LargeCap Growth                                  -19.22         -22.59/(1)/
 LargeCap S&P 500 Index                           -17.14         -18.11/(1)/
 LargeCap Value                                   -10.35         -11.59/(1)/
 MidCap Blend                                      -4.00         -6.26/(1)/
 MidCap Growth                                    -31.45         -33.84/(1)/
 MidCap S&P 400 Index                              -7.45         -9.15/(1)/
 MidCap Value                                      -0.74         -2.99/(1)/
 Money Market                                      -0.32          1.68/(1)/
 Partners LargeCap Blend                          -11.35         -12.87/(1)/
 Partners LargeCap Blend I                        -20.82         -20.94/(1)/   /
 Partners LargeCap Growth I                       -20.23         -20.30/(1)/
 Partners LargeCap Growth II                      -18.43         -18.52/(1)/
 Partners LargeCap Value                          -11.03         -8.14/(1)/
 Partners MidCap Blend                            -22.17         -20.36/(3)/
 Partners MidCap Growth                           -20.71         -25.98/(1)/
 Partners MidCap Value                             -2.48         -5.82/(1)/
 Partners SmallCap Growth I                       -31.59         -26.64/(1)/
 Partners SmallCap Growth II                      -10.34         -19.16/(1)/
 Partners SmallCap Value                           -4.50         -2.50/(3)/
 Principal LifeTime 2010                           -5.11         -5.20/(2)/
 Principal LifeTime 2020                           -6.50         -7.05/(2)/
 Principal LifeTime 2030                           -8.44         -9.63/(2)/
 Principal LifeTime 2040                           -9.79         -10.12/(2)/
 Principal LifeTime 2050                          -11.87         -13.93/(2)/
 Principal Lifetime Strategic Income               -3.25         -2.94/(2)/    /
 Real Estate                                        7.88          7.53/(1)/
 SmallCap Blend                                    -9.15         -5.40/(1)/
 SmallCap Growth                                  -31.59         -29.09/(1)/
 SmallCap S&P 600 Index                            -6.10         -6.41/(1)/
 SmallCap Value                                     2.66         -1.53/(1)/



/ //(//1//)/ Period beginning February 27, 2001 and ending October 31, 2002. / //(//2//)/ Period beginning June 15, 2001 and ending October 31, 2002.
/ //(3)/ Period beginning March 1, 2001 and ending October 31, 2002.



This table shows the yield as of October 31, 2002 for the following Funds:

                                         YIELD AS OF OCTOBER 31, 2002
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              3.40%      3.61%      3.85%    3.92%       4.12%       3.19%
 Capital Preservation    2.65       2.83       3.14     3.02        3.40        2.40
 Government Securities   4.02       4.47       4.46     4.31        4.71        3.75
 High Quality
 Intermediate-Term
 Bond                    3.84       4.00       4.33     4.21        4.60        3.66
 High Quality
 Long-Term Bond          4.26       4.44       4.75     4.63        5.01        4.06
 High Quality
 Short-Term Bond         3.03       3.19       3.52     3.62        3.77        2.82

GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS


The financial statements for the Fund, except the LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners
SmallCap Blend Fund and Partners SmallCap Value Fund I, for the year ended October 31, 2002 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

PART C. OTHER INFORMATION


Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
                c.   Articles of Amendment and Restatement dated 6/14/02
                        (filed 12/30/02)

       (2)           Articles of Amendment (filed 9/12/97)

       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
                c.   Articles Supplementary dated 4/16/02 (filed 12/30/02)
                d.   Articles Supplementary dated 9/25/02 (filed 12/30/02)
                e.   Articles Supplementary dated 2/6/03 *

 (b)                 By-laws (filed 9/22/00)

 (c)                 N/A

 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02
                          (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 *
                f.   Amendment to Management Agreement dated 12/10/02 *

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement
                       (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement
                        (filed 2/25/02)

       (3)           American Century Sub-Advisory Agreement (filed 12/5/00)

       (4)           Bernstein Sub-Advisory Agreement (filed 12/5/00)

       (5)           BT Sub-Advisory Agreement (filed 9/22/00)

       (6)           Federated Sub-Advisory Agreement (filed 12/5/00)

       (7)           Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)

       (8)           Morgan Stanley Sub-Advisory Agreement-PLCGI (filed
                     12/5/00)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement
                     (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement
                     (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement
                     (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement
                     (filed 10/12/01)

       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory
                     Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement
                     (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement
                     (filed 10/12/01)

       (11)          Turner Sub-Advisory Agreement (filed 12/5/00)

       (12)     a.   PCII Cash Management Sub-Advisory Agreement (filed
                     2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement
                       (filed 12/30/02)

       (13)          Ark Asset Management Sub-Advisory Agreement (filed
                     2/27/01)

       (14)          Morgan Stanley Sub-Advisory Agreement - PMCB (filed
                     2/27/01)

       (15)          Spectrum Sub-Advisory Agreement (filed 04/29/02)

       (16)          UBS Global Asset Management Sub-Advisory Agreement
                     (filed 04/29/02)

       (17)          Dreyfus Sub-Advisory Agreement(filed 12/30/02)

       (18)          JP Morgan Sub-Advisory Agreement (filed 12/30/02)

       (19)     a.   Principal Global Investors Sub-Advisory Agreement
                        (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement *

       (20)          Putnam Sub-Advisory Agreement(filed 12/30/02)

       (21)          Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)

       (22)          Wellington Sub-Advisory Agreement (filed 12/30/02)


 (e)   (1)      a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed
                     9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)
                        (filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement
                     (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement
                     (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement
                     (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement
                     (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement
                     (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement
                     (Advisors Preferred Class) *
                k.   Amendment to Distribution Plan and Agreement
                     (Advisors Select Class) *
                l.   Amendment to Distribution Plan and Agreement
                     (Select Class) *
                m.   Amendment to Distribution Agreement *
                n.   Amendment to Distribution Agreement *

       (2)           Selling Agreement (filed 6/12/01)

 (f)                 N/A

 (g)   (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New
                     York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York
                     (filed 12/5/00)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan
                     Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank
                     (filed 12/5/00)

 (h)   (1)      a.   Transfer Agency Agreement for Class I shares (filed
                     9/22/00)
                b.   Amended & Restated Transfer Agency Agreement for Class I
                     Shares (filed 12/30/02)
                c.   Transfer Agency Agreement for Class J Shares
                           (filed 12/30/02)
                d.   1st Amendment to Transfer Agency Agreement for Class J
                     Shares (filed 12/30/02)
                e.   Amended and Restated Transfer Agency Agreement for Class
                     J Shares (filed 12/30/02)

       (2)           Shareholder Services Agreement (filed 12/15/00)

       (3)      a.   Investment Service Agreement (filed 9/12/97)
                b.   1st Amendment to the Investment Service Agreement (filed
                     9/22/00)
                c.   Investment Service Agreement (filed 12/30/02)

       (4)           Accounting Services Agreement (filed 9/22/00)

       (5)      a.   Administrative Services Agreement (filed 9/22/00)
                b.   Amended Administrative Services Agreement (filed 12/30/02)

       (6)           Service Agreement (filed 9/22/00)

       (7)           Service Sub-Agreement (filed 9/22/00)

       (8)           Plan of Acquisition European Fund (filed 12/30/02)

       (9)           Plan of Acquisition Pacific Basin Fund (filed 12/30/02)

      (10)           Plan of Acquisition Technology Fund (filed 12/30/02)

 (i)                 Legal Opinion (filed 4/12/96)

 (j)                 Consents of Auditors *

 (k)                 Financial Statements included in this Registration
                     Statement:
       (1)           Part A:
                          Financial Highlights for each of the five years in the period ended October 31, 2002.*

       (2)           Part B: None

       (3)           Annual Report to Shareholders filed under Rule N-30D-1 on
                     December 30, 2002 ***

 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)

       (2)           Initial Capital Agreement-IEP (filed 9/22/00)

       (3)           Initial Capital Agreement-ICP (filed 9/22/00)

       (4-38)        Initial Capital Agreement (filed 9/22/00)

       (39)          Initial Capital Agreement (filed 12/30/02)

 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/00)

       (2)           Advisors Select Plan (filed 9/22/00)

 (o)                 Rule 18f-3 Plan (filed 9/22/00)

 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)

       (2)           Invista Capital Management (filed 9/22/00)

       (3)           Principal Capital Income Investors (filed 9/22/00)

       (4)           Principal Capital Real Estate Investors (filed 9/22/00)

       (5)           Turner Investment Partners (filed 9/22/00)

       (6)           Morgan Stanley Asset Management (filed 2/27/01)

       (7)           Neuberger Berman Management  (filed 10/12/01)

       (8)           Bernstein Investment Research (filed 9/22/00)

       (9)           American Century Investment Management (filed 9/22/00)

       (10)          Federated Investment Management (filed 9/22/00)

       (11)          Ark Asset Management (filed 12/15/00)

       (12)          Spectrum Code of Ethics (filed 04/29/02)

       (13)          Putnam Code of Ethics  (filed 10/15/02)

       (14)          UBS Code of Ethics (filed 10/15/02)

       (15)          Dreyfus Code of Ethics (filed 10/15/02)

       (16)          JP Morgan Code of Ethics (filed 10/15/02)

       (17)          Goldman Sachs Code of Ethics (filed 12/30/02)

       (18)          Wellington Code of Ethics (filed 12/30/02)

 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          e.   Principal International Holding Company, LLC

          f. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          g. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          h. Principal Financial Services (Australia), Inc. (an Iowa holding company) formed to facilitate the acquisition of the Australian business of BT Australia.

          i. Principal Capital Management (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          j. Principal Financial Services (NZ), Inc. (an Iowa holding company) formed to facilitate the acquisition of the New Zealand business of BT Australia.

          k. Principal Capital Management (Europe) Limited a United Kingdom company that engages in European representation and distributor of the Principal Investments Funds.

          l. Principal Capital Management (Ireland) Limited an Ireland company that engages in fund management.

          m.   Principal International de Chile, S.A. (Chile) a holding company.

          n. Principal Financial Group Investments (Australia) Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b.   Principal   International    Argentina,    S.A.   (an   Argentina
               corporation) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies.

          c. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Trust Company (Asia) Limited (Hong Kong) (an Asia trust company).

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal International Argentina, S.A. (Argentina):

          a. Principal Retiro Compania de Seguros de Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania de Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Capital Management (Asia) Limited (Hong Kong) Asian representative and distributor for the Principal Investment Funds.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Siefore Principal, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group,LLC (Delaware) a limited liability company engaged in marketing products for companies of the Principal Financial Group, Inc.

          b. Principal Capital Management, LLC (a Delaware Corporation) a limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          c. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. (North Carolina) marketing, sales and administration of executive employee benefit services.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 31.28% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 7, 2003.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.90% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.46% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 29.25% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal International Fund, Inc. (a Maryland Corporation) 24.55% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 4.39% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.93% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 3.21% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 13.58% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 14.19% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 8.20% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 27.61% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 25.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               17.93% of shares outstanding of the Balanced Fund,
               0.33% of shares outstanding of the Bond & Mortgage Securitites Fund,
               22.06% of shares outstanding of the Capital Preservation Fund, 0.56% of shares outstanding of the Governement Securities Fund,
               25.97%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               28.22% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.57% of shares outstanding of the High Quality Short-Term Bond Fund,
               38.04% of shares outstanding of the International Emerging Markets Fund,
               13.22% of shares outstanding of the International Fund I, 0.60% of shares outstanding of the International Fund II, 33.55% of shares outstanding of the International SmallCap Fund, 99.99% of shares outstanding of the LargeCap Blend Fund I, 28.93% of shares outstanding of the LargeCap Growth Fund, 1.76% of shares outstanding of the LargeCap S&P 500 Index Fund, 28.80% of shares outstanding of the LargeCap Value Fund, 0.23% of shares outstanding of the Principal LifeTime 2010 Fund, 0.17% of shares outstanding of the Principal LifeTime 2020 Fund, 0.18% of shares outstanding of the Principal LifeTime 2030 Fund, 0.49% of shares outstanding of the Principal LifeTime 2040 Fund, 1.26% of shares outstanding of the Principal LifeTime 2050 Fund, 0.54% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               20.47% of shares outstanding of the MidCap Blend Fund, 10.43% of shares outstanding of the MidCap Growth Fund, 19.57% of shares outstanding of the MidCap S&P 400 Index Fund, 0.55% of shares outstanding of the MidCap Value Fund, 0.20% of shares outstanding of the Money Market Fund, 1.01% of shares outstanding of the Partners LargeCap Blend Fund, 21.53% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               99.42% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.42% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               26.27% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.44% of shares outstanding of the Partners LargeCap Value Fund, 22.90% of shares outstanding of the Partners MidCap Blend Fund, 17.76% of shares outstanding of the Partners MidCap Growth Fund, 8.86% of shares outstanding of the Partners MidCap Value Fund, 99.97% of shares outstanding of the Partners SmallCap Blend Fund, 1.75% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.29% of shares outstanding of the Partners SmallCap Growth Fund II,
               2.18% of shares outstanding of the Partners SmallCap Value Fund, 99.99% of shares outstanding of the Partners SmallCap Value Fund I,
               0.18% of shares outstanding of the Preferred Securities Fund, 7.80% of shares outstanding of the Real Estate Fund, 18.09% of shares outstanding of the SmallCap Blend Fund, 15.81% of shares outstanding of the SmallCap Growth Fund, 0.70% of shares outstanding of the SmallCap S&P 600 Index Fund, 12.24% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 7, 2003: Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Equity Growth (f/k/a Aggressive Growth), Government Securities, Growth, High Yield, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

          a. Principal Enterprise Capital, LLC (a Delaware Corporation) a company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company that provides private market bridge financing and other secondary market opportunities.

          c.   Principal  Capital  Real  Estate   Investors,   LLC  (a  Delaware
               Corporation) a registered investment advisor.

          d. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e.   Principal  Capital  Income  Investors,  LLC  a  Delaware  limited
               liability   company  which  provides   investment  and  financial
               services.

          f. Principal Capital Futures Trading Advisor, LLC a Delaware funds management limited liability company.

          g. Invista Capital Management, LLC (an Delaware Corporation) a limited liability company which is a registered investment adviser.

          h. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiary wholly-owned by Invista Capital Management, LLC:

          a. Principal Capital Trust. (a Delaware Corporation) a business trust and private investment company offering non-registered units, initially, to tax-exempt entities.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC an inactive Delaware limited liability company.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c. Patrician Associates, Inc. (a California Corporation) a real estate development company.

          d. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

          e. Principal Development Associates, Inc. (a California Corporation) a real estate development company.

          f. Principal Spectrum Associates, Inc. (California) a corporation which engages in real estate joint venture transactions with developers.

          g. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

          h.   Equity FC,  Ltd.  (an Iowa  Corporation)  engaged  in  investment
               transactions,   including   limited   partnerships   and  limited
               liability companies.

          i.   Principal        Delaware       Name       Holding       Company,
               Inc.(Delaware) a corporation which is currently inactive.

          j. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          k. Principal Residential Mortgage, Inc. (an Iowa Corporation) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          m. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business corporation that engages in investment transactions, including limited partnerships and limited liability companies

          n. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker.

          o. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          p. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          q. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

          r. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          t. Principal Investors Corporation (a New Jersey Corporation) a corporation which is currently inactive.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

         Subsidiary wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          b. Principal Mortgage Reinsurance Company (a Vermont corporation) a mortgage reinsurance company.

          c. Principal Residential Mortgage Funding, LLC (Iowa) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. (a Massachusetts corporation) a corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Executive Benefit Services, Inc.:

          a.    Executive Broker Dealers Services, LLC

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.

          a. IDBI Principal Asset Management Company (India) a India asset management company.

          b. IDBI-Principal Trustee Company Limited (India) a trustee for mutual funds.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Financial Group (Australia) Holdings Pty Ltd. an Australian holding company organized in connection with the contemplated acquisition of BT Australia Funds Management.

          Subsidiary wholly-owned by Principal Financial Group (Australia) Holdings Pty Ltd.

          a.   BT Financial Group Pty Ltd. (Australia) a holding company.

          Subsidiary  wholly-owned by BT Financial Group PTY Ltd.:

          a.   BT  Investments   (Australia)   Limited  a  company   engaged  in
               institutional and retail money management.


          Subsidiary wholly-owned by BT Investments (Australia) Limited:

          a. BT Australia (Holdings) Pty Ltd (Australia) a commercial and investment banking and asset management company.


          Subsidiary wholly-owned by BT Australia (Holdings) Pty Ltd:

          a. BT Australia Pty Ltd. (Australia) a company engaged in asset management and trustee/administrative activities.

          Subsidiaries wholly-owned by BT Australia PTY Ltd.:

          a. BT Australia Corporate Services Pty Limited an Australia holding company for internal service companies.

          b. BT Life Limited an Australia company engaged in commercial and investment linked life insurance policies.

          c. BT Funds Management Limited an Australia company engaged in institutional and retail money management.

          d. Principal Capital Global Investors Limited dba BT Fund Management (Australia) a company who manages international funds (New Zealand, Singapore, Asia, North America and and United Kingdom).

          e. BT Securities Limited an Australia company that engages in loan finance secured against share and managed fund portfolios.

          f.   QV1 Pty Limited an Australia company.

          g. BT Portfolio Services Limited an Australia company that engages in processing and transaction services for financial planners and financial intermediaries.

          h. BT Wealth Management Pty Ltd (Australia) A company which is a financial advisory service provider.

          Subsidiaries organized and wholly-owned by BT Australia Corporate Services Pty Limited:

          a. BT Finance Pty Limited an Australia provider of finance by loans and leases.

          b. BT Nominees Pty Limited an Australia company that operates as a trustee of staff superannuation fund (pension plan).

          c. Chifley Services Pty Limited an Australia company that engages in staff car leasing management.

          Subsidiaries wholly-owned by BT Funds Management Limited

          a. BT Tactical Asset Management Pty Limited an Australia company that engages in management of futures positions.

          b. Oniston Pty Ltd an Australia company that is a financial services investment vehicle.

          c. BT Finance & Investments Pty Ltd an Australia trustee of wholesale cash management trust.

          Subsidiary organized and wholly-owned by BT Securities Limited:

          a.   BT (Queensland) Pty Limited an Australia trustee company.

          Subsidiary  organized and wholly-owned by Principal Financial Services
          (NZ), Inc.

          a.   BT Financial Group (NZ) Limited a New Zealand holding company.

          Subsidiary  organized and  wholly-owned  by BT Financial Group (NZ)
          Limited:

          a.   BT Funds Management (NZ) Limited a New Zealand funds manager.


          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Tanner Administradora De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary 60% owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a.   Andueza  &  Principal   Creditos   Hipotecarios  S.A.  (Chile)  a
               residential mortgage company.

          Subsidiary organized and wholly-owned by Principal Financial Group Investments (Australia) Pty Limited:

          a.   Principal Hotels Holdings Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Holdings Pty Ltd.:

          a.   Principal Hotels Australia Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Australia Pty Ltd.:

          a. BT Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.
               company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Kirk L. Tibbetts             Same              See Part B
   Senior Vice President &
   Chief Financial Officer

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robert W. Baehr          Marketing Services
     The Principal            Officer
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer          Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley          Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael T. Daley         Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher          Director and
     The Principal            President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Dennis P. Francis        Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Sr. Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek         Assistant Vice President -
     The Principal            Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Assistant Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Paul D. Steingreaber     Director of Investment Products
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jamie K. Stenger         Assistant Director - Compliance
     The Principal Financial
     Group

     Kirk L. Tibbetts         Senior Vice President and
     The Principal            Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     Larry D. Zimpleman       Chairman of the Board and
     The Principal            Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 25th day of February, 2003.


                                      Principal Investors Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      President and Director      February 25, 2003
R. C. Eucher                       (Principal Executive        _________________
                                   Officer)


   (L. D. Zimpleman)*
_____________________________      Director and                February 25, 2003
L. D. Zimpleman                    Chairman of the Board       _________________


/s/M. J. Beer
_____________________________      Executive Vice President    February 25, 2003
M. J. Beer                         and Chief Financial Officer _________________
                                   (Principal Financial
                                   and Accounting Officer)


   (J. E. Aschenbrenner)*
_____________________________      Director                    February 25, 2003
J. E. Aschenbrenner                                            _________________


   (J. D. Davis)*
_____________________________      Director                    February 25, 2003
J. D. Davis                                                    _________________


   (P. A. Ferguson)*
_____________________________      Director                    February 25, 2003
P. A. Ferguson                                                 _________________


   (R. W. Gilbert)*
_____________________________      Director                    February 25, 2003
R. W. Gilbert                                                  _________________


   (W. C. Kimball)*
_____________________________      Director                    February 25, 2003
W. C. Kimball                                                  _________________


   (B. A. Lukavsky)*
_____________________________      Director                    February 25, 2003
B. A. Lukavsky                                                 _________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included